                                              Registration No. 33-22132/811-5574
                                              ----------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   FORM N-1A

        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [X]


                       Pre-Effective Amendment No.   [_]
                       ---------------------------------


                Post-Effective Amendment No. 20        [X]
                ------------------------------------------
                                    and/or
     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [X]



                          Amendment No. 21        [X]
                         ----------------------------
                       (Check appropriate box or boxes.)


                           SAFECO Taxable Bond Trust
                           -------------------------
              (Exact Name of Registrant as Specified in Charter)


                   10865 Willows Road NE, Redmond, WA 98052
                   ----------------------------------------
               (Address of Principal Executive Offices) ZIP Code


                   Registrant's Telephone Number, including
                           Area Code:  425-376-8212
                                       ------------


                     Name and Address of Agent for Service
                     -------------------------------------
                                 DAVID F. HILL
                             10865 Willows Road NE
                               Redmond, WA 98052


Approximate Date of Proposed Public Offering: Continuous


It is proposed that this filing will become effective


      immediately upon filing pursuant to paragraph (b)
-----

      on                pursuant to paragraph (b)
-----    --------------


      60 days after filing pursuant to paragraph (a)(1)
-----


  X   on April 29, 2000 pursuant to paragraph (a)(1)
-----

      75 days after filing pursuant to paragraph (a)(2)
-----

      on                 pursuant to paragraph (a)(2) of Rule 485
-----    ---------------

SAFECO Mutual Funds
--------------------------------------------------------------------------------

     SAFECO INTERMEDIATE-TERM U.S. TREASURY FUND
     SAFECO GNMA FUND
     SAFECO HIGH-YIELD BOND FUND
     SAFECO MANAGED BOND FUND
     SAFECO CALIFORNIA TAX-FREE INCOME FUND
     SAFECO MUNICIPAL BOND FUND

     SAFECO INTERMEDIATE-TERM MUNICIPAL BOND FUND
     SAFECO INSURED MUNICIPAL BOND FUND
     SAFECO MONEY MARKET FUND
     SAFECO TAX-FREE MONEY MARKET FUND




Prospectus
--------------------------------------------------------------------------------


No-Load Class


May 1, 2000


AS WITH ALL MUTUAL FUND SHARES, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OFFERED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

[LOGO]

Table of Contents

                                                                           PAGE
TAXABLE BOND FUNDS
  SAFECO Intermediate-Term U.S. Treasury Fund.............................
  SAFECO GNMA Fund........................................................
  SAFECO High-Yield Bond Fund.............................................
  SAFECO Managed Bond Fund................................................

TAX-EXEMPT BOND FUNDS
  SAFECO California Tax-Free Income Fund..................................
  SAFECO Municipal Bond Fund..............................................
  SAFECO Intermediate-Term Municipal Bond Fund............................
  SAFECO Insured Municipal Bond Fund  ....................................

MONEY MARKET FUNDS
  SAFECO Money Market Fund................................................
  SAFECO Tax-Free Money Market Fund.......................................

Additional Fund Facts.....................................................
Management................................................................
Portfolio Managers........................................................
Financial Highlights......................................................
Fund Distributions and Tax Considerations.................................

YOUR INVESTMENT...........................................................
  How We Calculate the Value of Your Shares...............................
  How We Value a Fund's Investments.......................................
  Opening and Maintaining Your Account....................................
  Purchasing Your Shares..................................................
  Selling Your Shares.....................................................
  Exchanging Shares from One Fund to Another..............................
  Maintaining Your Account................................................
  For More Information....................................................

SAFECO INTERMEDIATE-TERM U.S. TREASURY FUND

Objective

The SAFECO Intermediate-Term U.S. Treasury Fund seeks to provide as high a level of current income as is consistent with the preservation of capital.

Principal Investment Strategies

The Intermediate-Term U.S. Treasury Fund will invest, during normal market conditions, at least 65% of its total assets in direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds. The Fund may also invest in STRIPS that are direct obligations of the U.S. Treasury.


--------------------------------------------------------------------------------
"STRIPS" stands for Separate Trading of Registered Interest and Principal of Securities. These are Treasury securities that have had their coupons and principal repayments separated into what effectively become zero-coupon Treasury bonds.
--------------------------------------------------------------------------------


Because the Fund is an "intermediate-term" fund, it will maintain an average dollar-weighted maturity of between 3 and 10 years for the portfolio as a whole. However, the maturities of individual securities the Fund holds may be outside that range.

The Fund may invest up to 35% of its total assets in other U.S. government securities and corporate debt securities. Other U.S. government securities include:

 .    Securities supported by the full faith and credit of the U.S. government that are not direct obligations of the U.S. Treasury, such as securities issued by the Government National Mortgage Association (GNMA).

 .    Securities that are not supported by the full faith and credit of the
     U.S.government but are supported by the issuer's ability to borrow from the U.S. Treasury, such as securities issued by the Federal National Mortgage Association (FNMA), the Federal Home Loan Bank (FHLB) and the Federal Home Loan Mortgage Corporation (FHLMC).

 .    Securities supported solely by the creditworthiness of the issuer, such as securities issued by the Tennessee Valley Authority (TVA).

Corporate debt securities in which the Fund may invest include bonds that are:

 .    Rated in the top three grades (A or higher) by either Moody's, S&P or Fitch.

 .    If unrated, are of comparable quality to securities rated A or higher.

Since the Fund invests predominantly in intermediate-term U.S. Treasury securities, trading decisions focus on the maturity of the bonds under consideration. In a falling interest rate environment, the Fund buys longer maturity bonds. In a rising interest rate environment, the Fund buys shorter maturity bonds. The Fund may increase its allocation to U.S. government agency bonds when they have a more favorable yield premium than do U.S. Treasuries. After choosing the desired maturity, the Fund attempts to exploit pricing inefficiencies and purchase the cheapest securities in a maturity range or sell the more expensive securities in a maturity range. The advisor may also sell securities to realign the overall maturity of the portfolio or to raise cash to meet shareholder redemptions.

Principal Risk Factors

Loss of money is a risk of investing in the Intermediate-Term U.S. Treasury Fund. The Fund is subject to interest rate risk. Generally, when market interest rates rise, the price of the Fund's debt securities will fall, and when market interest rates fall, the price of the Fund's debt securities will rise. Such changes in price generally will be greater the longer the maturity of the debt security.

Due to the conservative nature of this Fund, it may be suitable for you if you want higher current income than a stable-priced money market fund, but with greater price stability than a longer-term bond fund.


Performance

The following bar chart and table provide some indication of the risks of investing in the Intermediate-Term U.S. Treasury Fund by showing how the Fund's performance has varied from year to year and how its performance compares over time to that of the Merrill Lynch Intermediate-Term Treasury Index, a widely recognized index of intermediate-term Treasury securities. As with all mutual funds, past performance is not a prediction of future results.

Total return is a measure of investment performance over a period of time. It includes dividends and capital gain distributions, as well as share price gain or loss.

     12/31/90       7.16%
     12/31/91      13.52%
     12/31/92       6.57%
     12/31/93      10.84%
     12/31/94      -3.61%
     12/31/95      16.75%
     12/31/96       0.38%
     12/31/97       8.29%
     12/31/98       9.61%
     12/31/99        .  %

During the 10-year period shown in the bar chart, the highest quarterly return
was         % for the quarter ended                    , and the lowest return
was             % for the quarter ended                     .


                          Average Annual Total Returns
                            As of December 31, 1999

The following table shows how the Fund's No-Load Class performance compares to the Merrill Lynch Intermediate-Term Treasury Index:




                                        1 year   5 years   10 years

Intermediate-Term U.S. Treasury Fund       %        %         %
Merrill Lynch Intermediate-Term
Treasury Index*                            %        %         %

* The Merrill Lynch Intermediate-Term Treasury Index is an unmanaged index comprised of coupon paying bonds valued at $1 billion or more with maturities between 1 to 9.9 years. The index does not reflect fees, brokerage commissions, or other costs of investing. This index is used for comparison purposes only, and the Fund's holdings do not necessarily mirror the index. Performance is based on historical earnings and does not indicate the Fund's future performance.

Investment returns and principal value vary with market conditions. Your shares may be worth more or less than their original value when you sell them.


Fees and Expenses

The following paragraphs describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

No-Load Class shares of the Fund are sold without any initial sales charge
(load) or contingent deferred sales charges. There are no exchange or redemption fees (except a $10.00 charge for wire redemptions). A $12 annual "small account" fee will be charged for accounts with balances under $1,000 at year end.




Annual Fund Operating Expenses (expenses that are deducted from Fund assets)


  Management Fees                           0.55%
  12b-1 Fees                                NONE
  Other Expenses                            0.55%
  Total Annual Fund Operating Expenses      1.10%
  Fee Waiver*                               0.15%
  Net Expenses                              0.95%

  * Adjusted to reflect the effect of the fee waiver on a calendar year basis, stated as a percentage of the Fund's average daily net assets. SAFECO
Asset Management Company (SAM) has contractually agreed, from May 1, 1999 through April 30, 2009, to pay the Fund's aggregate operating expenses which exceed, in any given month, the rate of .40% per annum of the Fund's average daily net assets ("Expense Limitation"). This arrangement does not include the Fund's management fee, brokerage commissions, taxes, interest or extraordinary expenses. To the extent that the aggregate amount SAM paid or assumed in any prior months in a given year (May 1, 1999 through April 30, 2009) exceed the Expense Limitation, SAM may offset such amounts against the Expense Limitation for the current month.

--------------------------------------------------------------------------------
  Management fees are paid to SAFECO Asset Management Company (SAM) for investment advisory services including the provision of research, supervision and assistance in the management of the Fund.

  Other expenses include custody, accounting and administration expenses; transfer agency and related expenses; shareholder servicing expenses; expenses related to preparing, printing and delivering prospectuses and shareholder reports; the expenses of holding shareholder meetings; legal and audit fees; trustees' compensation; federal and state registration fees; and extraordinary expenses.
--------------------------------------------------------------------------------

Example

The following example is intended to help you compare the cost of investing in the Intermediate-Term U.S. Treasury Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Intermediate-Term U.S. Treasury Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's net operating expenses remain the same. Although your actual costs may be higher or lower, costs based on these assumptions would be:

                             1 year        3 years        5 years      10 years
  No-Load Class               $             $              $            $


SAFECO GNMA FUND

Objective

SAFECO GNMA Fund seeks to provide as high a level of current interest income as is consistent with the preservation of capital through the purchase of U.S. government securities.

Principal Investment Strategies

The GNMA Fund, during normal market conditions, will invest at least 65% of its total assets in mortgage-backed securities issued by the Government National Mortgage Association (GNMA). These securities have the following characteristics:



 .    Principal and interest are guaranteed by GNMA. This guarantee represents a general obligation of the U.S. Treasury.

 .    All mortgage loans in the pool are either insured by the Federal Housing
     Administration or Farmers Home Administration or are guaranteed by the Veterans Administration.

 .    The Fund may purchase both modified pass-through securities and collateralized mortgage obligations (CMOs).


     Government National Mortgage Association (GNMA) is a government-owned corporation that acquires, packages, and resells mortgages and mortgage purchase commitments in the form of mortgage-backed securities.

     Modified pass-through securities "pass through" to investors the monthly interest and principal payments from the mortgage loans in the pool. Although mortgages are typically issued for 30 years, many homeowners pay off their mortgages early. As a result, most GNMA certificates have an average life span of 7-10 years. Because homeowners can pay off their mortgages at any time (by moving or refinancing), investors in these certificates can not be certain exactly when they will receive their principal back.

     Collateralized mortgage obligations (CMOs) are mortgage-backed securities which have been grouped into classes to provide a more predictable stream of interest and principal payments.

--------------------------------------------------------------------------------

While the individual securities in the Fund may rise and fall in value as market conditions change, the advisor seeks to manage the Fund so that the portfolio as a whole meets the Fund's investment objective. The Fund may invest up to 35% of its total assets in other U.S. government securities, including:

 .    Securities backed by the full faith and credit of the U.S. government, such as U.S. Treasury bills, notes and bonds.

 .    Securities that are not supported by the full faith and credit of the U.S.
     government but are supported by the issuer's ability to borrow from the U.S. Treasury, such as securities issued by the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC).

 .    Securities supported solely by the creditworthiness of the issuer, such as securities issued by the Tennessee Valley Authority (TVA).

 .    Other collateralized mortgage obligations (CMOs) issued by the U.S.
     government or one of its agencies.

The Fund may also invest in mortgage obligations issued by private issuers that are collateralized by obligations issued by the U.S. government or one of its agencies.

The decision to buy or sell securities in the GNMA Fund generally falls into one or more of the three following categories:

 .    First, would be a desire to move in or out of various mortgage-backed securities sectors based upon their relative values, to reduce the Fund's investment in sectors viewed as overvalued, while increasing the Fund's investment in undervalued sectors. The advisor's outlook on interest rates, and the likely effect of a movement in the interest rate market on a homeowner's decision whether or not to refinance his/ her home mortgage, play a part in the advisor's analysis of the relative values of these sectors.

 .    Second, the advisor will generally shorten or lengthen the Fund's average maturity and duration based upon the advisor's long-term interest rate outlook.

 .    Third, the advisor may on occasion need to raise cash to meet shareholder redemptions. On those occasions the advisor will consider the same criteria used for buy/sell decisions stated above, as well as the ability to get a fair price for a particular security given then-current market conditions.

With each buy/sell decision, the advisor also considers the effect the transaction may have on the performance of the portfolio as a whole.


Principal Risk Factors

Loss of money is a risk of investing in the GNMA Fund. The Fund is subject to interest rate risk. Generally, when market interest rates rise the price of the Fund's debt securities will fall, and when market interest rates fall the price of the Fund's debt securities will rise. Such changes in price generally will be greater the longer the maturity of the debt security. In addition, during periods of declining interest rates, mortgage holders may be more likely to pay off their loans early. These prepayment fluctuations may decrease the overall investment returns in the Fund.

This Fund offers a combination of relative price stability and yield. It may be suitable for you if you want to earn more income than you can earn with U.S. Treasury securities, yet still wish to own a portfolio of securities with the backing of the U.S. government.

Performance

The following bar chart and table provide some indication of the risks of investing in the GNMA Fund by showing how the Fund's performance has varied from year to year and how its performance compares over time to that of the Merrill Lynch GNMA Index, a widely recognized index of GNMA securities. As with all mutual funds, past performance is not a prediction of future results.

Total return is a measure of investment performance over a period of time. It includes dividends and capital gain distributions, as well as share price gain or loss.



12/31/90             8.71%
12/31/91            14.81%
12/31/92             6.70%
12/31/93             7.08%
12/31/94             -4.27%
12/31/95            15.48%
12/31/96             3.98%
12/31/97             8.97%
12/31/98             6.84%
12/31/99              .  %

During the 10-year period shown in the bar chart, the highest quarterly return
was               for the quarter ended            ; and the lowest return was
               for the quarter ended             .

                          Average Annual Total Returns
                            as of December 31, 1999

The following table shows how the Fund's No-Load Class performance compares to the Merrill Lynch GNMA Index:

                             1 year   5 years   10 years
GNMA Fund                        %         %         %
Merrill Lynch GNMA Index*        %         %         %

* The Merrill Lynch GNMA Index is an unmanaged index comprised of 132 issues of government pass- through mortgages with maturities from 15 to 30 years and par values of $100 million. The index does not reflect fees, brokerage commissions, or other costs of investing. This index is used for comparison purposes only, and the Fund's holdings do not necessarily mirror the index. Performance is based on historical earnings and does not indicate the Fund's future performance.

Investment returns and principal value vary with market conditions. Your shares may be worth more or less than their original value when you sell them.

Fees and Expenses

The following paragraphs describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

No-Load Class shares of the Fund are sold without any initial sales charge
(load) or contingent deferred sales charges. There are no exchange or redemption fees (except a $10.00 charge for wire redemptions). A $12 annual "small account" fee will be charged for accounts with balances under $1,000 at year end.





Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

  Management Fees                           0.58%
  12b-1 Fees                                NONE
  Other Expenses                            0.40%
  Total Annual Fund Operating Expenses      0.98%
  Fee Waiver*                               0.00%
  Net Expenses                              0.98%


  * Adjusted to reflect the effect of the fee waiver on a calendar year basis, stated as a percentage of the Fund's average daily net assets. SAFECO
Asset Management Company (SAM) has contractually agreed, from May 1, 1999 through April 30, 2009, to pay the Fund's aggregate operating expenses which exceed, in any given month, the rate of .40% per annum of the Fund's average daily net assets ("Expense Limitation"). This arrangement does not include the Fund's management fee, brokerage commissions, taxes, interest or extraordinary expenses. To the extent that the aggregate amount SAM paid or assumed in any prior months in a given year (May 1, 1999 through April 30, 2009) exceed the Expense Limitation, SAM may offset such amounts against the Expense Limitation for the current month.
_____________________________________________________________________________

  Management fees are paid to SAFECO Asset Management Company (SAM) for investment advisory services including the provision of research, supervision and assistance in the management of the Fund.

  Other expenses include custody, accounting and administration expenses; transfer agency and related expenses; shareholder servicing expenses; expenses related to preparing, printing and delivering prospectuses and shareholder reports; the expenses of holding shareholder meetings; legal and audit fees; trustees' compensation; federal and state registration fees; and extraordinary expenses.

--------------------------------------------------------------------------------
Example

The following example is intended to help you compare the cost of investing in the GNMA Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the GNMA Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's net operating expenses remain the same. Although your actual costs may be higher or lower, costs based on these assumptions would be:


                            1 year       3 years       5 years      10 years
  No-Load Class              $            $             $             $

SAFECO HIGH-YIELD BOND FUND

Objective

The SAFECO High-Yield Bond Fund seeks to provide a high level of current interest income through the purchase of high-yield, debt securities.

Principal Investment Strategies

The High-Yield Bond Fund, during normal market conditions, will invest at least 65% of its portfolio in high-yield, debt securities. The Fund may invest in:

Debt securities and convertible securities which are rated below investment grade.

 .    Unrated securities. The Fund may invest up to 25% of its assets in securities that have not been rated.

 .    Restricted securities eligible for resale under Rule 144A, or Section 4(2), provided that the
     advisor has determined that such securities are liquid under guidelines adopted by the Fund's Board of Trustees.

--------------------------------------------------------------------------------
     Debt securities are interest paying instruments issued by corporations or other issuers.



     Convertible securities are debt or preferred stock which may be exchanged for common stock. Their prices are influenced by changes in interest rates and the values of the assets into which they may be exchanged.



     Rule 144A securities are securities which are exempt from registration requirements. After a minimum two-year waiting period, they can be sold to qualified institutional investors, such as mutual funds.

     Section 4(2) securities are exempt from registration requirements and sold in private placements to qualified institutional investors such as mutual funds.


     Duration measures bond price volatility to changes in interest rates by measuring the "length" of the bond. It is a weighted-average term-to-maturity of the bond's cash flows, with the "weights" being the present value of each cash flow as a percentage of the bond's full price. The value of a security with a higher duration will normally fluctuate to a greater degree than the value of a security with a lower duration if interest rates change. For example, if interest rates were to move 1%, a bond with a 3-year duration would experience approximately a 3% change in its principal value. An identical bond with a 5-year duration would experience approximately a 5% change in its principal value. Generally, the stated maturity of a debt security is longer than its projected duration.

--------------------------------------------------------------------------------

High-yield debt securities ("junk bonds") carry greater risks than investment grade bonds. However, the advisor seeks to reduce risk by understanding the financial prospects of the companies the Fund invests in and by maintaining a well-diversified portfolio.

The decision to either buy or sell a security in the Fund is based first upon a fundamental analysis of the issuer, including the company's creditworthiness, liquidity, and prospects for growing earnings and cash flow. Next, the advisor examines alternative bonds with similar credit statistics, and/or related lines of business. This helps the advisor determine whether the bond in question is a good value relative to its peers. Finally, the advisor considers the bond's duration, coupon, and call features (the bond's structure).

The advisor may decide to sell a security if the original evaluation concerning the issuer's creditworthiness, liquidity or prospects changes, if the value reaches a specific target, or to raise cash to meet shareholder redemptions.

Principal Risk Factors

Loss of money is a risk of investing in the High-Yield Bond Fund. The Fund is subject to interest rate risk. Generally, when market interest rates rise the price of the Fund's debt securities will fall, and when market interest rates fall the price of the Fund's debt securities will rise. Such changes in price generally will be greater the longer the maturity of the debt security.

Because the Fund invests predominantly in high-yield debt securities, the Fund is subject to greater volatility, reduced liquidity and a higher risk of repayment default than a fund holding predominantly investment grade securities. This Fund may be suitable for you if you can tolerate greater risk in pursuit of higher total returns.

Performance

The following bar chart and table provide some indication of the risks of investing in the High-Yield Bond Fund by showing how the Fund's performance has varied from year to year and how its performance compares over time to that of the Merrill Lynch High-Yield Index, a widely recognized index of high-yield bonds. As with all mutual funds, past performance is not a prediction of future results.

Total return is a measure of investment performance over a period of time. It includes dividends and capital gain distributions, as well as share price gain or loss.

12/31/90          -3.60%
12/31/91          24.29%
12/31/92          13.87%
12/31/93          16.91%
12/31/94          -2.25%
12/31/95          15.64%
12/31/96          10.39%
12/31/97          12.79%
12/31/98           4.45%
12/31/99            .__%

During the 10-year period shown in the bar chart, the highest quarterly return was __________ for the quarter ended _______________, and the lowest return was ___________ for the quarter ended __________________.




                         Average Annual Total Returns
                            As of December 31, 1999

The following table shows how the Fund's No-Load Class performance compares to the Merrill Lynch High-Yield Index:


                                           1 year      5 years      10 years
  High-Yield Bond Fund                      ___%        ___%          ___%
  Merrill Lynch High-Yield Index*           ___%        ___%          ___%

* The Merrill Lynch High-Yield Index is an unmanaged index comprised of outstanding debt of domestic market issuers rated below investment grade but not in default. The index does not reflect fees, brokerage commissions, or other costs of investing. This index is used for comparison purposes only, and the Fund's holdings do not necessarily mirror the index. Performance is based on historical earnings and does not indicate the Fund's future performance.

Investment returns and principal value vary with market conditions. Your shares may be worth more or less than their original value when you sell them.

Fees and Expenses

The following paragraphs describe the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder Fees (fees paid directly from your investment)

No-Load Class shares of the Fund are sold without any initial sales charge
(load) or contingent deferred sales charges. There are no exchange or redemption fees (except a $10.00 charge for wire redemptions). A $12 annual "small account" fee will be charged for accounts with balances under $1,000 at year end.




Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

  Management Fees                                       0.59%
  12b-1 Fees                                            NONE
  Other Expenses                                        0.40%
  Total Annual Fund Operating Expenses                  0.99%
  Fee Waiver*                                           0.00%
  Net Expenses                                          0.99%

  * Adjusted to reflect the effect of the fee waiver on a calendar year basis, stated as a percentage of the Fund's average daily net assets. SAFECO Asset Management Company (SAM) has contractually agreed, from May 1,1999 through April 30, 2009, to pay the Fund's aggregate operating expenses which exceed, in any given month, the rate of .40% per annum of the Fund's average daily net assets ("Expense Limitation"). This arrangement does not include the Fund's management fee, brokerage commissions, taxes, interest or extraordinary expenses. To the extent that the aggregate amount SAM paid or assumed in any prior months in a given year (May 1, 1999 through April 30, 2009) exceed the Expense Limitation, SAM may offset such amounts against the Expense Limitation for the current month.

--------------------------------------------------------------------------------

    Management fees are paid to SAFECO Asset Management Company (SAM) for investment advisory services including the provision of research, supervision and assistance in the management of the Fund.

    Other expenses include custody, accounting and administration expenses; transfer agency and related expenses; shareholder servicing expenses; expenses related to preparing, printing and delivering prospectuses and shareholder reports; the expenses of holding shareholder meetings; legal and audit fees; trustees' compensation; federal and state registration fees; and extraordinary expenses.

--------------------------------------------------------------------------------

Example

The following example is intended to help you compare the cost of investing in the High-Yield Bond Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the High-Yield Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's net operating expenses remain the same. Although your actual costs may be higher or lower, costs based on these assumptions would be:




                                   1 year     3 years     5 years     10 years
  No-Load Class                    $___       $___        $___        $___

SAFECO MANAGED BOND FUND

Objective

The SAFECO Managed Bond Fund seeks to provide as high a level of total return as is consistent with the relative stability of capital through the purchase of investment grade debt securities.

Principal Investment Strategies

The Managed Bond Fund will invest at least 65% of its total assets in bonds.

 . The Fund will invest primarily in investment grade debt securities (or unrated securities which are comparable in quality to investment grade debt securities).

 . The Fund will invest at least 50% of its total assets in U.S. government securities.

 .  The Fund may invest in mortgage-backed or asset-backed securities.

The advisor analyzes each security it considers for purchase in two ways. First, the advisor looks at the security on a stand-alone basis:





 .  Is it priced attractively given its rating and market sector?

 . Does the price and interest rate adequately compensate for any structural characteristics of the security, such as the right of an investor to require that the issuer buy the security back at a stated price or the right of an issuer to buy the security back at the stated price?

--------------------------------------------------------------------------------

   Bond ratings indicate an issuer's financial strength and ability to meet its debt obligations. The advisor may use rating services provided by Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P), or Fitch IBCA, Inc. (Fitch).

   Investment grade securities are rated by these services as follows:

               MOODY'S        S&P       FITCH
                Aaa           AAA        AAA
                Aa            AA         AA
                A             A          A
                Baa           BBB        BBB

   Debt securities are interest paying instruments issued by corporations or other issuers.

   U.S. government securities are securities issued by the U.S. government or its agencies or instrumentalities, such as the Federal Home Loan Bank or the Federal Land Bank.

--------------------------------------------------------------------------------

Next, the advisor looks at how the security fits into the Fund's overall investment portfolio:

 . What effects would a purchase of this security have on overall portfolio yield, duration, and convexity?

 . How would an investment in this security affect the portfolio's yield curve exposure, the allocation among various market sectors, and diversification? The advisor may sell securities when either this relative value analysis shows another sector of the market is more attractive, the advisor believes another security within the same sector offers a better value, or to raise cash to meet shareholder redemptions.

 . If the rating of a security is downgraded after it has been purchased by the Fund, the advisor will engage in an orderly disposition of securities to ensure that no more than 5% of the Fund's assets are invested in below-investment grade securities.

--------------------------------------------------------------------------------

   Duration measures bond price volatility to changes in interest rates by measuring the "length" of the bond. It is a weighted-average term-to-maturity of the bond's cash flows, with the "weights" being the present value of each cash flow as a percentage of the bond's full price. The value of a security with a higher duration will normally fluctuate to a greater degree than the value of a security with a lower duration if interest rates change. For example, if interest rates were to move 1%, a bond with a 3-year duration would experience approximately a 3% change in its principal value. An identical bond with a 5-year duration would experience approximately a 5% change in its principal value. Generally, the stated maturity of a debt security is longer than its projected duration.

   A concept related to duration, convexity measures the sensitivity of the market price of a bond to changes in interest rate levels for larger yield changes. The more convexity a bond has, the slower its price will fall and the quicker its price will rise on a given movement in general interest rate levels.

--------------------------------------------------------------------------------


Principal Risk Factors

Loss of money is a risk of investing in the Managed Bond Fund. The Fund is subject to interest rate risk. Generally, when market interest rates rise the price of the Fund's debt securities will fall, and when market interest rates fall the price of the Fund's debt securities will rise. Such changes in price generally will be greater the longer the maturity of the debt security.

Although securities in the top four rating categories are considered "investment grade," Moody's considers bonds rated "Baa" to have speculative characteristics. In addition, investment in the Fund carries risks associated with the following types of securities:

 . Mortgage-backed securities. During periods of changing interest rates, mortgage holders may be more likely to pay off their loans early. These prepayment fluctuations may decrease the overall investment returns of the Fund.

 . Asset-backed securities. The underlying borrower(s) may default on the loan and the recovered collateral may not be sufficient to cover the interest and principal payments.

This Fund may be suitable for you if you want high current income and stability of capital.

Performance

The following bar chart and table provide some indication of the risks of investing in the Managed Bond Fund by showing how the Fund's performance has varied from year to year and how its performance compares over time to that of the Lehman Brothers Government/Corporate Index, a widely recognized index. As with all mutual funds, past performance is not a prediction of future results.

Total return is a measure of investment performance over a period of time. It includes dividends and capital gain distributions, as well as share price gain or loss.

12/31/90
12/31/91
12/31/92
12/31/93
12/31/94
12/31/95          17.35%
12/31/96           0.02%
12/31/97           8.23%
12/31/98           8.43%
12/31/99           .__%

Since the Fund's inception in 1994, the highest quarterly return was ____________% for the quarter ended _____________; and the lowest return was
_____________% for the quarter ended ____________.





                         Average Annual Total Returns
                            As of December 31, 1999

The following table shows how the Fund's No-Load Class performance compares to the Lehman Brothers Government/Corporate Index:

                                                              February 28, 1994
                                                              (inception) to
                                        1 year                December 31, 1999

   Managed Bond Fund                      ___%                        ___%
   Lehman Brothers Gov't./Corp. Index*    ___%                        ___%

* The Lehman Brothers Gov't/Corp. Index is an unmanaged index comprised of every major U.S. government and investment-grade corporate bond with more than a year remaining until maturity. The index does not reflect fees, brokerage commissions, or other costs of investing. This index is used for comparison purposes only, and the Fund's holdings do not necessarily mirror the index. Performance is based on historical earnings and does not indicate the Fund's future performance.

Investment returns and principal value vary with market conditions. Your shares may be worth more or less than their original value when you sell them.

Fees and Expenses

The following paragraphs describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

No-Load Class shares of the Fund are sold without any initial sales charge
(load) or contingent deferred sales charges. There are no exchange or redemption fees (except a $10.00 charge for wire redemptions). A $12 annual "small account" fee will be charged for accounts under $1,000 at year end.





Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

   Management Fees                                0.50%
   12b-1 Fees                                     NONE
   Other Expenses                                 0.91%
   Total Annual Fund Operating Expenses           1.41%
   Fee Waiver*                                    0.51%
   Net Expenses                                   0.90%

  * Adjusted to reflect the effect of the fee waiver on a calendar year basis, stated as a percentage of the Fund's average daily net assets. SAFECO Asset Management Company (SAM) has contractually agreed, from May 1,1999 through April 30, 2009, to pay the Fund's aggregate operating expenses which exceed, in any given month, the rate of .40% per annum of the Fund's average daily net assets ("Expense Limitation"). This arrangement does not include the Fund's management fee, brokerage commissions, taxes, interest or extraordinary expenses. To the extent that the aggregate amount SAM paid or assumed in any prior months in a given year (May 1, 1999 through April 30, 2009) exceed the Expense Limitation, SAM may offset such amounts against the Expense Limitation for the current month.

--------------------------------------------------------------------------------

   Management fees are paid to SAFECO Asset Management Company (SAM) for investment advisory services including the provision of research, supervision and assistance in the management of the Fund.

   Other expenses include custody, accounting and administration expenses; transfer agency and related expenses; shareholder servicing expenses; expenses related to preparing, printing and delivering prospectuses and shareholder reports; the expenses of holding shareholder meetings; legal and audit fees; trustees' compensation; federal and state registration fees; and extraordinary expenses.

--------------------------------------------------------------------------------

Example

The following example is intended to help you compare the cost of investing in the Managed Bond Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Managed Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's net operating expenses remain the same. Although your actual costs may be higher or lower, costs based on these assumptions would be:




                         1 year      3 years      5 years      10 years
  No-Load Class          $___        $___         $___         $___


SAFECO CALIFORNIA TAX-FREE INCOME FUND

Objective

The SAFECO California Tax-Free Income Fund seeks to provide as high a level of current interest income exempt from federal income tax and California state personal income tax as is consistent with the relative stability of capital. This Fund is available to California, Oregon, Nevada and Arizona residents.


Principal Investment Strategies

The California Tax-Free Income Fund invests primarily in investment grade municipal bonds issued by the state of California or its political subdivisions, having average maturities of 15-25 years.

The Fund will invest:

 . At least 80% of its assets in securities whose interest is exempt from federal income tax, the alternative minimum tax and California personal income tax.

 . At least 65% of its assets in investment grade municipal bonds with a maturity of more than one year.

--------------------------------------------------------------------------------

   Bond ratings indicate an issuer's financial strength and ability to meet its debt obligations. The advisor may use rating services provided by Moody's Investors Service, Inc. (Moody's) , Standard & Poor's (S&P) or Fitch IBCA, Inc. (Fitch).

Investment grade securities are rated by these services as follows:

               MOODY'S            S&P             FITCH
                Aaa               AAA              AAA
                Aa                AA               AA
                A                 A                A
                Baa               BBB              BBB

   Municipal bonds are issued by cities, counties, and states and other government entities to cover borrowing needs.

--------------------------------------------------------------------------------

The Fund may invest:

 . Up to 20% of its total assets in unrated municipal bonds, as long as they are of comparable quality to investment grade securities.

When evaluating a bond for purchase, the advisor takes into consideration, among other things, yield, maturity, structural features that give the issuer a right to buy the bond back at a stated price (a "call") or give the Fund a right to require the issuer to buy the bond back at a stated price (a "put"), credit quality (including the underlying rating of insured bonds), the purpose of the financing, the original offering price, any state or local tax exemption, and the amount of discount off or premium on the stated principal amount of the bond represented by the price offered. After evaluating these features of a bond, the advisor compares the bond to the universe of other available bonds, which may have different features, and will purchase the bond if it appears to offer the best relative value.

In selecting bonds for purchase, the advisor favors long maturity bonds in essential services that offer a significant degree of protection against issuer repurchase rights prior to maturity, and good value relative to their peers. The advisor may sell bonds when they become fully valued, when more attractively valued bonds become available or to raise cash to meet shareholder redemptions. In any case, turnover among the Fund's portfolio securities will remain low, because it often takes years for attractive relative valuations to be recognized by the municipal securities market.

Principal Risk Factors

Loss of money is a risk of investing in the California Tax-Free Income Fund.
The Fund is subject to interest rate risk. Generally, when market interest rates rise the price of the Fund's debt securities will fall, and when market interest rates fall the price of the Fund's debt securities will rise. Such changes in price generally will be greater the longer the maturity of the debt security.

Although securities in the top four rating categories are considered "investment grade," Moody's considers bonds rated "Baa" to have speculative characteristics. In addition, the Fund may experience greater volatility than a fund invested in bonds with shorter average maturities.

Because the Fund concentrates its investments in a single state, there may be more fluctuation in the value of its securities than is the case for mutual funds whose portfolios are more geographically diverse.

This Fund may be suitable for you if you wish to earn income that is free from federal income tax and free from California state personal income tax.

Performance

The following bar chart and table provide some indication of the risks of investing in the California Tax-Free Income Fund by showing how the Fund's performance has varied from year to year and how its performance compares over time to that of the Lehman Brothers Long Municipal Bond Index, a widely recognized index of municipal bonds having long maturities. As with all mutual funds, past performance is not a prediction of future results.




Total return is a measure of investment performance over a period of time. It includes dividends and capital gain distributions, as well as share price gain or loss.




12/31/1990           6.97%
12/31/1991          12.55%
12/31/1992           8.00%
12/31/1993          13.23%
12/31/1994          -9.20%
12/31/1995          26.14%
12/31/1996           2.53%
12/31/1997          11.55%
12/31/1998           6.19%
12/31/99              .__%

During the 10-year period shown in the bar chart, the highest quarterly return was ________% for the quarter ended _____________; and the lowest return was _________% for the quarter ended ____________.

                          Average Annual Total Returns
                            As of December 31, 1999

The following table shows how the Fund's No-Load Class performance compares to the Lehman Brothers Long Municipal Bond Index:




                                           1 year     5 years    10 years
   California Tax-Free Income Fund          ___%       ___%       ___%
   Lehman Brothers Long Municipal
   Bond Index*                              ___%       ___%       ___%

* The Lehman Brothers Long Municipal Bond Index is an unmanaged index comprised of municipal bonds maturing in 22 or more years. The index is not limited to California issuers. The index does not reflect fees, brokerage commissions, or other costs of investing. This index is used for comparison purposes only, and the Fund's holdings do not necessarily mirror the index. Performance is based on historical earnings and does not indicate the Fund's future performance.

Investment returns and principal value vary with market conditions. Your shares may be worth more or less than their original value when you sell them.

Fees and Expenses

The following paragraphs describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

No-Load Class shares of the Fund are sold without any initial sales charge
(load) or contingent deferred sales charges. There are no exchange or redemption fees (except a $10.00 charge for wire redemptions). A $12 annual "small account" fee will be charged for accounts with balances under $1,000 at year end.




Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

   Management Fees                                0.51%
   12b-1 Fees                                     NONE
   Other Expenses                                 0.13%
   Total Annual Fund Operating Expenses           0.74%
   Fee Waiver*                                    0.00%
   Net Expenses                                   0.74%

* SAFECO Asset Management Company (SAM) has contractually agreed, from May 1, 1999 through April 30, 2009, to pay the Fund's aggregate operating expenses which exceed, in any given month, the rate of .40% per annum of the Fund's average daily net assets ("Expense Limitation"). This arrangement does not include the Fund's management fee, brokerage commissions, taxes, interest or extraordinary expenses. To the extent that the aggregate amount SAM paid or assumed in any prior months in a given year (May 1, 1999 through April 30, 2009) exceed the Expense Limitation, SAM may offset such amounts against the Expense Limitation for the current month.

--------------------------------------------------------------------------------

   Management fees are paid to SAFECO Asset Management Company (SAM) for investment advisory services including the provision of research, supervision and assistance in the management of the Fund.

   Other expenses include custody, accounting and administration expenses; transfer agency and related expenses; shareholder servicing expenses; expenses related to preparing, printing and delivering prospectuses and shareholder reports; the expenses of holding shareholder meetings; legal and audit fees; trustees' compensation; federal and state registration fees;

     extraordinary expenses.

--------------------------------------------------------------------------------


Example

The following example is intended to help you compare the cost of investing in the California Tax-Free Income Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the California Tax-Free Income Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's net operating expenses remain the same. Although your actual costs may be higher or lower, costs based on these assumptions would be:


---------------------------------------------------------------------------
                     1 year        3 years         5 years         10 years
---------------------------------------------------------------------------
No-Load Class        $___          $___            $___            $___
---------------------------------------------------------------------------

SAFECO MUNICIPAL BOND FUND


Objective

The SAFECO Municipal Bond Fund seeks to provide as high a level of current interest income exempt from federal income tax as is consistent with the relative stability of capital.


Principal Investment Strategies

The Municipal Bond Fund invests primarily in municipal bonds rated investment grade or better with average maturities of 15-25 years.

The Fund will invest:

 .    At least 80% of its assets in securities whose interest is exempt from federal income tax and the alternative minimum tax.

 .    At least 65% of its assets in investment grade municipal bonds with a maturity of more than one year.

--------------------------------------------------------------------------------

     Municipal bonds are issued by cities, counties, and states and other government entities to cover borrowing needs.

     Bond ratings indicate an issuer's financial strength and ability to meet its debt obligations. The advisor may use rating services provided by Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P) or Fitch IBCA, Inc. (Fitch).

Investment grade securities are rated by these services as follows:

               MOODY'S         S&P        FITCH
                 Aaa           AAA        AAA
                 Aa            AA         AA
                 A             A          A
                 Baa           BBB        BBB

The Fund may invest:

 .    Up to 20% of its total assets in unrated municipal bonds, as long as they are of comparable quality to investment grade securities.

When evaluating a bond for purchase, the advisor takes into consideration, among other things, yield, maturity, structural features that give the issuer a right to buy the bond back at a stated price (a "call") or give the Fund a right to require the issuer to buy the bond back at a stated price (a "put"), credit quality (including the underlying rating of insured bonds), the purpose of the financing, the original offering price, any state or local tax exemption, and the amount of discount off or premium on the stated principal amount of the bond represented by the price offered. After evaluating these features of a bond, the advisor compares the bond to the universe of other available bonds, which may have different features, and will purchase the bond if it appears to offer the best relative value.

In selecting bonds for purchase, the advisor favors long maturity bonds in essential services that offer a significant degree of protection against issuer repurchase rights prior to maturity and good value relative to their peers. In addition, the advisor considers the relative weighting of the Fund's holdings among states. The advisor may sell bonds when they become fully valued, when more attractively valued bonds become available, or to raise cash to meet shareholder redemptions. In any case, turnover among the Fund's portfolio securities will remain low, because it often takes years for attractive relative valuations to be recognized by the municipal securities market.

Principal Risk Factors

Loss of money is a risk of investing in the Municipal Bond Fund. The Fund is subject to interest rate risk. Generally, when market interest rates rise the price of the Fund's debt securities will fall, and when market interest rates fall the price of the Fund's debt securities will rise. Also, such changes in price generally will be greater the longer the maturity of the debt security.

Although securities in the top four rating categories are considered "investment grade," Moody's considers bonds rated "Baa" to have speculative characteristics. In addition, the Fund may experience greater volatility than a Fund invested in bonds with a shorter average maturity.


This Fund may be suitable for you if you seek high current tax-exempt income and relative stability of principal.

Performance

The following bar chart and table provide some indication of the risks of investing in the Municipal Bond Fund by showing how the Fund's performance has varied from year to year and how its performance compares over time to that of the Lehman Brothers Long Municipal Bond Index, a widely recognized index of municipal bonds having long maturities. As with all mutual funds, past performance is not a prediction of future results.


Total return is a measure of investment performance over a period of time. It includes dividends and capital gain distributions, as well as share price gain or loss.


12/31/90       6.65%
12/31/91      13.78%
12/31/92       8.75%
12/31/93      12.66%
12/31/94      -8.25%
12/31/95      21.48%
12/31/96       3.18%
12/31/97      10.68%
12/31/98       6.35%
12/31/99        .__%

During the 10-year period shown in the bar chart, the highest quarterly return was ________% for the quarter ended ______________; and the lowest return was __________________ for the quarter ended ___________________.

                          Average Annual Total Returns
                            As of December 31, 1999

The following table shows how the Fund's No-Load Class performance compares to the Lehman Brothers Long Municipal Bond Index:

                                        1 year     5 years     10 years
     Municipal Bond Fund                  ___%        ___%        ___%
     Lehman Brothers Long Municipal
     Bond Index*                          ___%        ___%        ___%

* The Lehman Brothers Long Municipal Bond Index is an unmanaged index comprised of municipal bonds maturing in 22 or more years. The index does not reflect fees, brokerage commissions or other costs of investing.

This index is used for comparison purposes only, and the Fund's holdings do not necessarily mirror the index. Performance is based on historical earnings and does not indicate the Fund's future performance.

Investment returns and principal value vary with market conditions. Your shares may be worth more or less than their original value when you sell them.

Fees and Expenses

The following paragraphs describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

No-Load Class shares of the Fund are sold without any initial sales charge
(load) or contingent deferred sales charges. There are no exchange or redemption fees (except a $10.00 charge for wire redemptions). A $12 annual "small account" fee will be charged for accounts with balances under $1,000 at year end.



Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

     Management Fees                         0.45%
     12b-1 Fees                              NONE
     Other Expenses                          0.15%
     Total Annual Fund Operating Expenses    0.60%
     Fee Waiver*                             0.00%
     Net Expenses                            0.60%

* SAFECO Asset Management Company (SAM) has contractually agreed, from May 1, 1999 through April 30, 2009, to pay the Fund's aggregate operating expenses which exceed, in any given month, the rate of .40% per annum of the Fund's average daily net assets ("Expense Limitation"). This arrangement does not include the Fund's management fee, brokerage commissions, taxes, interest or extraordinary expenses. To the extent that the aggregate amount SAM paid or assumed in any prior months in a given year (May 1, 1999 through April 30, 2009) exceed the Expense Limitation, SAM may offset such amounts against the Expense Limitation for the current month.

--------------------------------------------------------------------------------

     Management fees are paid to SAFECO Asset Management Company (SAM) for investment advisory services including the provision of research, supervision and assistance in the management of the Fund.

     Other expenses include custody, accounting and administration expenses; transfer agency and related expenses; shareholder servicing expenses; expenses related to preparing, printing and delivering prospectuses and shareholder reports; the expenses of holding shareholder meetings; legal and audit fees; trustees' compensation; federal and state registration fees; and extraordinary expenses.

--------------------------------------------------------------------------------

Example

The following example is intended to help you compare the cost of investing in the Municipal Bond Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Municipal Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's net operating expenses remain the same. Although your actual costs may be higher or lower, costs based on these assumptions would be:

                         1 year       3 years     5 years      10 years
------------------------------------------------------------------------
  No-Load Class          $___         $___        $___         $___
------------------------------------------------------------------------

SAFECO INTERMEDIATE-TERM MUNICIPAL BOND FUND

OBJECTIVE


The SAFECO Intermediate-Term Municipal Bond Fund seeks to provide as high a level of current interest income exempt from federal income tax as is consistent with prudent investment risk.

PRINCIPAL INVESTMENT STRATEGIES


The Intermediate-Term Municipal Bond Fund is the most conservative of the SAFECO municipal bond funds. The Fund invests primarily in municipal bonds rated investment grade or better. Because the Fund is an "intermediate-term" fund, it will maintain an average dollar-weighted maturity of between 3 and 10 years for the portfolio as a whole. However, individual securities held by the Fund may have maturities outside that range. It is designed to provide much of the yield potential of a long-term bond fund but with less fluctuation in share price.

The Fund will invest:

 .    At least 80% of its assets in securities whose interest is exempt from federal income tax and the federal alternative minimum tax.

     At least 65% of its assets in investment grade municipal bonds with maturities of more than one year.

The Fund may invest:

     Up to 20% of its total assets in unrated municipal bonds, as long as they are of comparable quality to investment grade securities.

When evaluating a bond for purchase, the advisor takes into consideration, among other things, yield, maturity, structural features that give the issuer a right to buy the bond back at a stated price (a "call") or give the Fund a right to require the issuer to buy the bond back at a stated price (a "put"), credit quality (including the underlying rating of insured bonds), the purpose of the financing, the original offering price, any state or local tax exemption, and the amount of discount off or premium on the stated principal amount of the bond represented by the price offered. After evaluating these features of a bond, the advisor compares the bond to the universe of other available bonds, which may have different features, and will purchase the bond if it appears to offer the best relative value.


     Municipal bonds are issued by cities, counties, and states and other government entities to cover borrowing needs.

     Bond ratings indicate an issuer's financial strength and ability to meet its debt obligations. The advisor may use rating services provided by Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P) or Fitch IBCA, Inc. (Fitch).

Investment grade securities are rated by these services as follows:

               MOODY'S        S&P       FITCH
                 Aaa          AAA       AAA
                 Aa           AA        AA
                 A            A         A
                 Baa          BBB       BBB

The advisor may sell bonds when more attractively valued bonds become available, or in order to raise cash to meet shareholder redemptions.


Principal Risk Factors

Loss of money is a risk of investing in the Intermediate-Term Municipal Bond Fund. The Fund is subject to interest rate risk. Generally, when market interest rates rise the price of the Fund's debt securities will fall, and when market interest rates fall the price of the Fund's debt securities will rise. Such changes in price generally will be greater the longer the maturity of the debt security.


Although securities in the top four rating categories are considered "investment grade," Moody's considers bonds rated "Baa" to have speculative characteristics.



This conservative Fund is suitable for investors seeking federally tax-exempt income with relative price stability.

Performance

The following bar chart and table provide some indication of the risks of investing in the Intermediate-Term Municipal Bond Fund by showing how the Fund's performance has varied from year to year and how its performance compares over time to that of the Lehman Brothers 7-Year Municipal Bond Index, a widely recognized index of municipal bonds. As with all mutual funds, past performance is not a prediction of future results.


Total return is a measure of investment performance over a period of time. It includes dividends and capital gain distributions, as well as share price gain or loss.


12/31/90
12/31/91
12/31/92
12/31/93
12/31/94         -5.62%
12/31/95         15.22%
12/31/96          3.75%
12/31/97          7.50%
12/31/98          5.33%
12/31/99           .__%

Since the Fund's inception in 1993, the highest quarterly return was _________% for the quarter ended _______; and the lowest return was ____________% for the quarter ended ____________.



                          Average Annual Total Returns
                            As of December 31, 1999

The following table shows how the Fund's No-Load Class performance compares to the Lehman Brothers 7-Year Municipal Bond Index:

                                                    March 18, 1993
                                                    (inception) to
                            1 year     5 years    December 31, 1999
--------------------------------------------------------------------
Intermediate-Term
Municipal Bond Fund          ___%       ___%          ___%
Lehman Brothers 7-Year
Municipal Bond Index*        ___%       ___%          ___%

* The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index comprised of municipal bonds maturing in 6 to 8 years. The index does not reflect fees, brokerage commissions, or other costs of investing. This index is used for comparison purposes only, and the Fund's holdings do not necessarily mirror the index. Performance is based on historical earnings and does not indicate the Fund's future performance.

Investment returns and principal value vary with market conditions. Your shares may be worth more or less than their original value when you sell them.

Fees and Expenses

The following paragraphs describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

No-Load Class shares of the Fund are sold without any initial sales charge
(load) or contingent deferred sales charges. There are no exchange or redemption fees (except a $10.00 charge for wire redemptions). A $12 annual "small account" fee will be charged for accounts with balances under $1,000 at year end.


Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

   Management Fees                           0.51%
   12b-1 Fees                                NONE
   Other Expenses                            0.41%
   Total Annual Fund Operating Expenses      0.92%
   Fee Waiver*                               0.01%
   Net Expenses                              0.91%

   * Adjusted to reflect the effect of the fee waiver on a calendar year basis, stated as a percentage of the Fund's average daily net assets. SAFECO Asset Management Company (SAM) has contractually agreed, from May 1, 1999 through April 30, 2009, to pay the Fund's aggregate operating expenses which exceed, in any given month, the rate of .40% per annum of the Fund's average daily net assets ("Expense Limitation"). This arrangement does not include the Fund's management fee, brokerage commissions, taxes, interest or extraordinary expenses. To the extent that the aggregate amount SAM paid or assumed in any prior months in a given year (May 1, 1999 through April 30, 2009) exceed the Expense Limitation, SAM may offset such amounts against the Expense Limitation for the current month.

--------------------------------------------------------------------------------

   Management fees are paid to SAFECO Asset Management Company (SAM) for investment advisory services including the provision of research, supervision and assistance in the management of the Fund.

   Other expenses include custody, accounting and administration expenses; transfer agency and related expenses; shareholder servicing expenses; expenses related to preparing, printing and delivering prospectuses and shareholder reports; the expenses of holding shareholder meetings; legal and audit fees; trustees' compensation; federal and state registration fees; and extraordinary expenses.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Example

The following example is intended to help you compare the cost of investing in the Intermediate-Term Municipal Bond Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Intermediate-Term Municipal Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's net operating expenses remain the same. Although your actual costs may be higher or lower, costs based on these assumptions would be:

                         1 year     3 years    5 years    10 years
------------------------------------------------------------------
No-Load Class            $___       $___       $___       $___
------------------------------------------------------------------

SAFECO INSURED MUNICIPAL BOND FUND

Objective


The SAFECO Insured Municipal Bond Fund seeks to provide as high a level of current interest income exempt from federal income tax as is consistent with prudent investment risk.


Principal Investment Strategies


The Insured Municipal Bond Fund will invest at least 65% of its assets in municipal bonds that are covered by insurance guaranteeing the timely payment of both principal and interest. This insurance may be in the form of new issue insurance or secondary market insurance. Any premiums paid by the Fund to purchase insurance policies will be a Fund expense and may reduce the Fund's current yield.

In addition, the Fund may invest up to 35% of its total assets in uninsured municipal bonds.


--------------------------------------------------------------------------------

  Municipal bonds are issued by cities, counties, and states and other government entities to cover borrowing needs.

  New issue insurance is a policy purchased by an issuer prior to bringing a bond issue to market in an initial offering. By purchasing the policy, the issuer obtains a higher credit rating for its bond (usually Aaa by Moody's or AAA by S&P or Fitch). Such insurance may increase the purchase price as well as the resale value of the bond.

  Secondary market insurance is purchased by an investor after the bonds have been issued. These policies normally insure specific bonds for the remainder of their term.

--------------------------------------------------------------------------------

When evaluating a bond for purchase, the advisor takes into consideration, among other things, yield, maturity, structural features that give the issuer a right to buy the bond back at a stated price (a "call") or give the Fund a right to require the issuer to buy the bond back at a stated price (a "put"), credit quality (including the underlying rating of insured bonds), the purpose of the financing, the original offering price, any state or local tax exemption, and the amount of discount off or premium on the stated principal amount of the bond represented by the price offered. After evaluating these features of a bond, the advisor compares the bond to the universe of other available bonds, which may have different features, and will purchase the bond if it appears to offer the best relative value.

The advisor seeks to keep the Fund as fully invested as possible, to maximize yield. In selecting bonds, the advisor pays particular attention to protection against issuer call rights and invests in discount bonds to enhance protection against issuer calls.

The advisor may swap bonds to improve call protection, to realize losses for the purpose of offsetting gains, or to increase yield. The advisor will sell bonds if the Fund needs to raise cash to meet shareholder redemptions.

Principal Risk Factors

Loss of money is a risk of investing in the Insured Municipal Bond Fund. Insurance does not guarantee the market value of insured municipal bonds or the share price of the Fund. The Fund is subject to interest rate risk. Generally, when market interest rates rise the price of the Fund's debt securities will fall and when market interest rates fall the price of the Fund's debt securities will rise. Also, such changes in price generally will be greater the longer the maturity of the debt security.

There can be no assurance that the companies issuing insurance covering the bonds purchased by the Fund will be able to meet their obligations, especially in an environment of wide-spread issuer defaults.

This Fund is appropriate for investors seeking federally tax-exempt income from a portfolio of securities insured for the timely payment of principal and interest.


Performance

The following bar chart and table provide some indication of the risks of investing in the Insured Municipal Bond Fund by showing how the Fund's performance has varied from year to year and how its performance compares over time to that of the Lehman Brothers Insured Municipal Bond

Index, a widely recognized index of insured municipal bonds. As with all mutual funds, past performance is not a prediction of future results.

Total return is a measure of investment performance over a period of time. It includes dividends and capital gain distributions, as well as share price gain or loss.


12/31/90
12/31/91
12/31/92
12/31/93
12/31/94           -10.43%
12/31/95            24.37%
12/31/96             2.56%
12/31/97            10.70%
12/31/98             5.90%
12/31/99              .__%

Since the Fund's inception in 1993, the highest quarterly return was ________% for the quarter ended _________; and the lowest return was ___________% for the quarter ended ____________.

                          Average Annual Total Returns
                            As of December 31, 1999

The following table shows how the Fund's No-Load Class performance compares to the Lehman Brothers Insured Municipal Bond Index:

                                                                       March 18, 1993
                                                                       (inception) to
                                      1 year          5 years         December 31, 1999
---------------------------------------------------------------------------------------
Insured Municipal Bond Fund            ___%             ___%               ___%
Lehman Brothers Insured Municipal
Bond Index*                            ___%             ___%               ___%

* The Lehman Brothers Insured Municipal Bond Index is an unmanaged index comprised of insured municipal bonds. The index does not reflect fees, brokerage commissions, or other costs of investing. This index is used for comparison purposes only, and the Fund's holdings do not necessarily mirror the index. Performance is based on historical earnings and does not indicate the Fund's future performance.

Investment returns and principal value vary with market conditions. Your shares may be worth more or less than their original value when you sell them.

Fees and Expenses

The following paragraphs describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

No-Load Class shares of the Fund are sold without any initial sales charge
(load) or contingent deferred sales charges. There are no exchange or redemption fees (except a $10.00 charge for wire redemptions). A $12 annual "small account" fee will be charged for accounts with balances under $1,000 at year end.





Annual Fund Operating Expenses (expenses that are deducted from Fund assets)


  Management Fees                         0.55%
  12b-1 Fees                              NONE
  Other Expenses                          0.36%
  Total Annual Fund Operating Expenses    0.91%
  Fee Waiver*                             0.00%
  Net Expenses                            0.91%



     * Adjusted to reflect the effect of the fee waiver on a calendar year basis, stated as a percentage of the Fund's average daily net assets. SAFECO Asset Management Company (SAM) has contractually agreed, from May 1, 1999 through April 30, 2009, to pay the Fund's aggregate operating expenses which exceed, in any given month, the rate of .40% per annum of the Fund's average daily net assets ("Expense Limitation"). This arrangement does not include the Fund's management fee, brokerage commissions, taxes, interest or extraordinary expenses. To the extent that the aggregate amount SAM paid or assumed in any prior months in a given year (May 1, 1999 through April 30, 2009) exceed the Expense Limitation, SAM may offset such amounts against the Expense Limitation for the current month.




_____________________________________________________________________________

     Management fees are paid to SAFECO Asset Management Company (SAM) for investment advisory services including the provision of research, supervision and assistance in the management of the Fund.

     Other expenses include custody, accounting and administration expenses; transfer agency and related expenses; shareholder servicing expenses; expenses related to preparing, printing and delivering prospectuses and shareholder reports; the expenses of holding shareholder meetings; legal and audit fees; trustees' compensation; federal and state registration fees; and extraordinary expenses.

_____________________________________________________________________________

Example
The following example is intended to help you compare the cost of investing in the Insured Municipal Bond Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Insured Municipal Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's net operating expenses remain the same. Although your actual costs may be higher or lower, costs based on these assumptions would be:


                               1 year        3 years     5 years   10 years

  No-Load Class          $          $         $                $


SAFECO MONEY MARKET FUND

Objective

The SAFECO Money Market Fund seeks as high a level of current income as is consistent with the preservation of capital and liquidity through investment in high-quality money market instruments maturing in 13 months or less.

Principal Investment Strategies


The Money Market Fund will purchase only high-quality securities having minimal credit risk. The Fund will purchase only securities with remaining maturities of 397 days or less and will maintain a dollar-weighted average portfolio maturity of no more than 90 days.

The Fund may invest in:

 .    Commercial paper of both domestic and foreign issuers

 .    Negotiable and non-negotiable certificates of deposit, bankers' acceptances and other short-term obligations of U.S. and foreign banks

 .    Repurchase agreements

 .    Variable and floating rate instruments

 .    U.S. government securities

 .    Restricted securities eligible for resale under Rule 144A or Section 4(2), provided that the advisor has determined that such securities are liquid under guidelines adopted by the Fund's Board of Trustees

 .    Corporate obligations such as publicly traded bonds and notes

 .    Asset-backed securities

 .    When-issued and delayed delivery securities

--------------------------------------------------------------------------------

     Commercial paper is a short-term unsecured promissory note issued by a financial institution or large corporation, and may include funding agreements issued by insurance companies.

     Certificates of deposit are receipts for deposits of funds in a financial institution. They permit the holder to receive interest plus the deposit at maturity.

     Repurchase agreements are arrangements in which the Fund buys securities at one price and simultaneously agrees to sell them back at a higher price.

     Variable and floating rate instruments have interest rates that change periodically in order to keep their market value at par.

     U.S. government securities are securities issued by the U.S. government or its agencies or instrumentalities, such as the Federal Home Loan Bank or the Federal Land Bank.

     Rule 144A securities are securities which are exempt from registration requirements. After a minimum two-year waiting period, they can be sold to qualified institutional investors, such as mutual funds.

     Section 4(2) securities are exempt from registration requirements and sold in private placements to qualified institutional investors such as mutual funds.

     Corporate obligations are debt instruments issued by a private corporation, as distinct from ones issued by a government agency or a municipality.

     Asset-backed securities represent interests in pools of consumer loans, automobile loans, credit card loans and installment loan contracts.

     When-issued and delayed delivery securities are securities whose terms and conditions, including price, are fixed by the issuer, but are to be issued and delivered against payment in the future -- typically 30 to 45 days after the date of commitment.

--------------------------------------------------------------------------------

When evaluating a security for purchase, the advisor takes into consideration, among other things, yield, maturity, issuer credit quality and relative value compared with other alternatives. The advisor may sell a security if the advisor becomes concerned about the issuer's creditworthiness, if a more attractive alternative is available, or to raise cash to meet shareholder redemptions.

Principal Risk Factors

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Money Market Fund's yield will fluctuate with short-term interest rates.

The Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The Fund may be suitable for you if you seek maximum safety and stability of principal.

Performance


The following bar chart and table provide some indication of the risks of investing in the Money Market Fund by showing how the Fund's performance has varied from year to year and showing its performance over time. As with all mutual funds, past performance is not a prediction of future results.

Total return is a measure of investment performance over a period of time. It includes dividends as well as share price gain or loss.





12/31/90    7.98%
12/31/91    5.74%
12/31/92    3.27%
12/31/93    2.50%
12/31/94    3.53%
12/31/95    5.28%
12/31/96    4.75%
12/31/97    4.93%
12/31/98    5.08%
12/31/99     .  %


During the 10-year period shown in the chart, the highest quarterly return was
      % for the quarter ended       ; and the lowest return was      % for
the quarter ended             .




                 Average Annual Total Returns and 7-Day Yield
                         As of December 31, 1999

The following table shows past performance for the Fund's No-Load Class:





                                                      7-day yield
                                                      (period ended
                        1 year   5 years   10 years   December 31, 1999)

Money Market Fund            %        %       %           %

For updated yield information, call 800-835-4391.

Fees and Expenses

The following paragraphs describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

No-Load Class shares of the Fund are sold without any initial sales charge
(load) or contingent deferred sales charges. There are no exchange or redemption fees (except a $10.00 charge for wire redemptions). A $12 annual "small account" fee will be charged for accounts with balances under $1,000 at year end.




Annual Fund Operating Expenses (expenses that are deducted from Fund assets)


  Management Fees                         0.50%
  12b-1 Fees                              NONE
  Other Expenses                          0.45%
  Total Annual Fund Operating Expenses    0.95%
  Fee Waiver*                             0.15%
  Net Expenses                            0.80%


     * Adjusted to reflect the effect of the fee waiver on a calendar year basis, stated as a percentage of the Fund's average daily net assets. SAFECO Asset Management Company (SAM) has contractually agreed, from May 1, 1999 through April 30, 2009, to pay the Fund's aggregate operating expenses which exceed, in any given month, the rate of .30% per annum of the Fund's average daily net assets ("Expense Limitation"). This arrangement does not include the Fund's management fee, brokerage commissions, taxes, interest or extraordinary expenses. To the extent that the aggregate amount SAM paid or assumed in any prior months in a given year (May 1, 1999 through April 30, 2009) exceed the Expense Limitation, SAM may offset such amounts against the Expense Limitation for the current month.




_____________________________________________________________________________

     Management fees are paid to SAFECO Asset Management Company (SAM) for investment advisory services including the provision of research, supervision and assistance in the management of the Fund.


     Other expenses include custody, accounting and administration expenses; transfer agency and related expenses; shareholder servicing expenses; expenses related to preparing, printing and delivering prospectuses and shareholder reports; the expenses of holding shareholder meetings; legal and audit fees; trustees' compensation; federal and state registration fees; and extraordinary expenses.

_____________________________________________________________________________

Example

The following example is intended to help you compare the cost of investing in the Money Market Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Money Market Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's net operating expenses remain the same. Although your actual costs may be higher or lower, costs based on these assumptions would be:

                         1 year     3 years      5 years      10 years
  No-Load Class          $          $            $            $



SAFECO TAX-FREE MONEY MARKET FUND


Objective

The SAFECO Tax-Free Money Market Fund seeks to provide as high a level of current income exempt from federal income tax as is consistent with a portfolio of high-quality, short-term municipal obligations selected on the basis of liquidity and preservation of capital.

Principal Investment Strategies

 .    The Fund will purchase only high-quality securities having minimal credit risk.

 .    The Fund will purchase only securities with remaining maturities of 397 days or less and the Fund will maintain a dollar-weighted average portfolio maturity of no more than 90 days.

 .    The Fund may invest in municipal notes, including bond anticipation notes, tax anticipation notes, revenue anticipation notes, municipal bonds and municipal commercial paper.

 .    The Fund may invest in floating and variable rate securities, including tender option bonds and variable rate receipts which typically have interest rates that change weekly and permit the holder to require the issuer to buy the bond or receipt back at par plus amortized interest on a stated date.

 .    The Fund will invest at least 80% of its assets in securities that pay interest which is exempt from federal income tax and the federal alternative minimum tax.

--------------------------------------------------------------------------------

     Municipal notes are issued by cities, counties, states and other government entities to cover short term borrowing needs.

--------------------------------------------------------------------------------

Principal Risk Factors

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money in a money market fund. The Tax-Free Money Market Fund's yield will fluctuate with short-term interest rates.

The Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. This Fund may be suitable for you if you seek maximum safety and stability of principal in an investment that pays federally tax-free income.

Performance

The following bar chart and table provide some indication of the risks of investing in the Tax-Free Money Market Fund by showing how the Fund's performance has varied from year to year and showing its performance over time. As with all mutual funds, past performance is not a prediction of future results.

Total return is a measure of investment performance over a period of time. It includes dividends and capital gain distributions, as well as share price gain or loss.





  12/31/90  5.64%
  12/31/91  4.34%
  12/31/92  2.73%
  12/31/93  2.02%
  12/31/94  2.45%
  12/31/95  3.54%
  12/31/96  3.07%
  12/31/97  3.12%
  12/31/98  3.07%
  12/31/99   .  %


During the 10-year period shown in the chart, the highest quarterly return was
    % for the quarter ended            ; and the lowest return was    % for the
quarter ended          .


                  Average Annual Total Returns and 7-Day Yield
                         As of December 31, 1999

The following table shows past performance for the Fund's No-Load Class:





                                                            7-day yield
                                                            (period ended
                                 1 year  5 years  10 years  December 31, 1999)

Tax Free Money Market Fund            %     %         %        %

For updated yield information, call 800-835-4391.

Fees and Expenses

The following paragraphs describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

No-Load Class shares of the Fund are sold without any initial sales charge
(load) or contingent deferred sales charges. There are no exchange or redemption fees (except a $10.00 charge for wire redemptions). A $12 annual "small account" fee will be charged for accounts with balances under $1,000 at year end.




Annual Fund Operating Expenses (expenses that are deducted from Fund assets)


  Management Fees                       0.50%
  12b-1 Fees                            NONE
  Other Expenses                        0.24%
  Total Annual Fund Operating Expenses  0.74%
  Fee Waiver*                           0.00%
  Net Expenses                          0.74%


     * Adjusted to reflect the effect of the fee waiver on a calendar year basis, stated as a percentage of the Fund's average daily net assets. SAFECO Asset Management Company (SAM) has contractually agreed, from May 1, 1999 through April 30, 2009, to pay the Fund's aggregate operating expenses which exceed, in any given month, the rate of .30% per annum of the Fund's average daily net assets ("Expense Limitation"). This arrangement does not include the Fund's management fee, brokerage commissions, taxes, interest or extraordinary expenses. To the extent that the aggregate amount SAM paid or assumed in any prior months in a given year (May 1, 1999 through April 30, 2009) exceed the Expense Limitation, SAM may offset such amounts against the Expense Limitation for the current month.

_____________________________________________________________________________


     Management fees are paid to SAFECO Asset Management Company (SAM) for investment advisory services including the provision of research, supervision and assistance in the management of the Fund.

     Other expenses include custody, accounting and administration expenses; transfer agency and related expenses; shareholder servicing expenses; expenses related to preparing, printing and delivering prospectuses and shareholder reports; the expenses of holding shareholder meetings; legal and audit fees; trustees' compensation; federal and state registration fees; and extraordinary expenses.

_____________________________________________________________________________

Example

The following example is intended to help you compare the cost of investing in the Tax-Free Money Market Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Tax-Free Money Market Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's net operating expenses remain the same. Although your actual costs may be higher or lower, costs based on these assumptions would be:


                                    1 year    3 years    5 years    10 years
  No-Load Class                     $         $          $          $


Additional Fund Facts

This prospectus describes some of the Funds' investment policies and strategies. The Funds' Statement of Additional Information includes additional information concerning the Funds' additional investment policies and strategies. A Fund may exceed percentage limits that apply to particular investments if, after the Fund's investment, market movements cause asset values to change.

Investment objective changes. In rare circumstances, a Fund may, with approval from its board of trustees, change its investment objective. If this happens, the Fund may no longer meet your investment needs. Should the board of trustees vote to change a Fund's objective, you will be notified in writing at least 30 days prior to the change.


Temporary defensive strategies. From time to time, a Fund may take temporary defensive positions that are inconsistent with its principal investment policies in an attempt to respond to adverse market, economic, political or other conditions. For temporary defensive strategies, a Fund may hold cash or invest in high quality, short-term securities issued by an agency or instrumentality of the U.S. government, high quality commercial paper, certificates of deposit, shares of no-load, open-end money market funds or repurchase agreements. A Fund taking a temporary defensive position may not achieve its investment objective in the short run.

Market Risk. All securities transactions involve market risk. The major risk associated with mutual funds is that the securities in the portfolio may decline in value, causing your investment to be worth less than when you bought it. Investing in mutual fund shares is therefore not the same as making a bank deposit, and your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Management


SAFECO Asset Management Company (SAM) is the investment advisor for each Fund, providing investment research, advice and supervision in the ongoing management of the portfolio. Based on each Fund's investment objective and policies, SAM determines what securities the Fund will purchase, retain or sell and implements those decisions. Each Fund pays SAM an annual advisory fee based on a percentage of that Fund's average daily net assets, calculated each business day and paid monthly. The Funds paid SAM advisory and administrative fees at the following rates, as a percentage of average daily net assets, for the year ended December 31, 1999:


  Intermediate-Term U.S. Treasury               %
  GNMA                                          %
  High-Yield Bond                               %
  Managed Bond                                  %
  California Tax-Free Income                    %
  Municipal Bond                                %
  Intermediate-Term Municipal Bond              %
  Insured Municipal Bond                        %
  Money Market                                  %
  Tax-Free Money Market                         %

SAM is a wholly owned subsidiary of SAFECO Corporation, which is located at SAFECO

Plaza, Seattle, Washington 98185. SAM is located at Two Union Square, 25th Floor, Seattle, Washington 98101.

Portfolio Managers

Intermediate-Term U.S. Treasury Fund

The Intermediate-Term U.S. Treasury Fund is managed by Naomi Urata, Vice President of SAM. Ms. Urata began managing the Fund in 1999, and has been the portfolio manager for the SAFECO Money Market Fund since 1994.




GNMA Fund

The GNMA Fund is co-managed by Paul A. Stevenson and Joe Christensen. Mr. Stevenson has managed the Fund since 1988, and is a Vice President of SAM and Vice President of SAFECO Life Insurance Company. Mr. Christensen began managing the Fund in 2000. From October 1997 to May 2000 Mr. Christensen managed a portfolio of securities for the SAFECO insurance companies. Prior to that time he was a portfolio manager and Vice President of Wells Fargo/First Interstate Bank.

High-Yield Bond Fund

The High-Yield Bond Fund is managed by Robert Kern, Assistant Vice President of SAM. Mr. Kern has managed the Fund since 1996. He has been a securities analyst for SAM since 1994.




Managed Bond Fund

The Managed Bond Fund is managed by Michael Hughes, Assistant Vice President of SAM. Mr. Hughes has managed the Fund since 1997. From 1995 to 1996 he was Vice President and a portfolio manager for First Interstate Capital Management Company.

California Tax-Free Income Fund

The California Tax-Free Income Fund is managed by Stephen C. Bauer, President and Director of SAM. Mr. Bauer has managed the SAFECO California Tax-Free Income Fund since 1983, and is the portfolio manager for other SAFECO Funds.

Municipal Bond Fund

The Municipal Bond Fund is managed by Stephen C. Bauer, President and Director of SAM. Mr. Bauer has managed the SAFECO Municipal Bond Fund since 1981, and is the portfolio manager for other SAFECO Funds.

Intermediate-Term Municipal Bond Fund

The Intermediate-Term Municipal Bond Fund is managed by Mary Metastasio, Vice President of SAM. Ms. Metastasio has managed the Fund since 1996, and has been the portfolio manager for the SAFECO Tax-Free Money Market Fund since 1987.

Insured Municipal Bond Fund

The Insured Municipal Bond Fund is managed by Beverly Denny, Assistant Vice President of SAM. Ms. Denny began managing the Fund in 2000. Previously, she was the portfolio manager for the SAFECO Washington State Municipal Bond Fund.

Money Market Fund

The Money Market Fund is managed by Naomi Urata, Vice President of SAM. Ms. Urata has managed the Fund since 1994.


Tax-Free Money Market Fund

The Tax-Free Money Market Fund is managed by Mary Metastasio, Vice President of SAM. Ms. Metastasio has managed the Fund since 1987.


Financial Highlights

The Financial Highlights tables which follow are intended to help you understand the Funds' financial performance for the past five years (or, if shorter, since commencement of operations). Certain information reflects financial results for a single Fund share. The total returns in the tables reflect the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and other distributions). This information has
been audited  by                 LLP, independent auditors, whose report,
along with the Funds' financial statements, are incorporated by reference in the Statement of Additional Information, which is available upon request.

SAFECO Intermediate-Term U.S. Treasury Fund
(For a No-Load Class Share Outstanding Throughout the Period)


                                                  For The                           Three-Month  For the
                                                  Year Ended                        Period Ended Year Ended
                                                  December 31                       December 31  September 30
                                    1999          1998              1997            1996         1996              1995
----------------------------------------------------------------------------------------------------------------------------
Net asset value at
beginning of period                              $ 10.34       $ 10.11            $  10.10       $ 10.24           $  9.74
Income from investment
operations
  Net investment income                             0.57          0.58                0.16          0.54              0.55
  Net realized and
  unrealized gain (loss) on
  investments                                       0.40          0.23                0.01         (0.14)             0.50
---------------------------------------------------------------------------------------------------------------------------
Total from investment
operations                                          0.97          0.81                0.17          0.40              1.05
Less distributions
  Dividends from net
  investment income                                (0.57)        (0.58)              (0.16)        (0.54)            (0.55)
Net asset value at
end of period                                    $ 10.74       $ 10.34          $    10.11       $ 10.10           $ 10.24
---------------------------------------------------------------------------------------------------------------------------
Total return                                        9.61%         8.29%               1.68%*        4.00%            11.07%
Net assets at end of
period (000's)                                   $25,682       $15,698          $   14,679       $14,668           $13,774
Ratio of expenses to
average net assets                                  0.90%         0.92%               0.85%***      1.01%             0.96%
Ratio of net investment
income to average net
assets                                              5.38%         5.74%               6.30%**       5.30%             5.51%
Portfolio turnover rate                             2.83%        82.36%             125.42%**     294.25%           124.90%
---------------------------------------------------------------------------------------------------------------------------

*  Not annualized.
**  Annualized.

*** Net of reimbursements by advisor. Excluding the reimbursements, the annualized ratio of expenses to average net assets for the period ended December 31, 1996, would have been 1.07%.

SAFECO GNMA Fund
(For a No-Load Class Share Outstanding Throughout the Period)


                                                      For The                            Three-Month
                                                      Year Ended                         Period Ended     For The Year Ended
                                                      December 31                        December 31      September 30
                                    1999              1998             1997              1996             1996               1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at
beginning of period                                  $  9.57          $  9.36           $  9.26          $  9.45           $  9.05
Income from investment
operations
  Net investment income                                 0.57             0.60              0.15             0.60              0.60
  Net realized and
  unrealized gain (loss) on
  investments                                           0.07             0.21              0.10            (0.19)             0.40
------------------------------------------------------------------------------------------------------------------------------------
  Total from investment
  operations                                            0.64             0.81              0.25             0.41              1.00
Less distributions
  Dividends from net
  investment income                                    (0.57)           (0.60)            (0.15)           (0.60)            (0.60)
Net asset value at
end of period                                        $  9.64          $  9.57         $    9.36          $  9.26           $  9.45
-----------------------------------------------------------------------------------------------------------------------------------
Total return                                            6.84%            8.97%             2.71%*           4.48%            11.49%
Net assets at end of
period (000's)                                       $42,145          $38,172         $  39,543          $39,703           $44,055
Ratio of expenses to
average net assets                                      0.94%            0.93%             1.01%**          1.03%             1.01%
Ratio of net investment
income to average net
assets                                                  5.90%            6.40%             6.43%**          6.42%             6.55%
Portfolio turnover rate                               104.63%           82.70%            51.06%**         47.45%           131.24%
------------------------------------------------------------------------------------------------------------------------------------

*  Not annualized.
**  Annualized.

SAFECO High-Yield Bond Fund
(For a No-Load Class Share Outstanding Throughout the Period)


                                                  For The                       Three-Month
                                                  Year Ended                    Period Ended     For The Year Ended
                                                  December 31                   December 31      September 30
                                     1999         1998           1997           1996             1996       1995
---------------------------------------------------------------------------------------------------------------------
Net asset value at
beginning of period                  $            $  9.13        $  8.82        $    8.79        $  8.68    $  8.55
Income from investment
operations
  Net investment income                              0.74           0.77             0.19           0.78       0.79
  Net realized and
  unrealized gain (loss) on
  investments                                       (0.35)          0.31             0.03           0.11       0.13
  Total from investment
  operations                                         0.39           1.08             0.22           0.89       0.92
Less distributions
    Dividends from net
    investment income                               (0.74)         (0.77)           (0.19)         (0.78)     (0.79)
Net asset value at
end of period                                     $  8.78        $  9.13        $    8.82           8.79    $  8.68
----------------------------------------------------------------------------------------------------------------------
Total return                                         4.45%         12.79%            2.50%*        10.79%     11.43%
Net assets at end of
period (000's)                                    $84,041        $71,058        $  50,298        $47,880    $39,178
Ratio of expenses to
average net assets                                   0.92%          0.91%            0.90%**        0.94%      1.01%
Ratio of net investment
income to average net
assets                                               8.26%          8.58%            8.56%**        8.99%      9.28%
Portfolio turnover rate                             64.22%         85.06%           35.01%**       92.65%     38.03%
---------------------------------------------------------------------------------------------------------------------

*  Not annualized.
**  Annualized.

SAFECO Managed Bond Fund
(For a No-Load Class Share Outstanding Throughout the Period)


                                                   For The Year Ended December 31
                                  1999             1998         1997         1996        1995
--------------------------------------------------------------------------------------------------
Net asset value at
beginning of period                                $  8.60      $  8.35      $  8.77      $ 8.15
Income from investment
operations
  Net investment income                               0.42         0.42         0.41        0.44
  Net realized and unrealized
  gain (loss) on investments                          0.29         0.25        (0.42)       0.94
  Total from investment
  operations                                          0.71         0.67        (0.01)       1.38
Less distributions
  Dividends from net
  investment income                                  (0.42)       (0.42)       (0.41)      (0.44)
  Distributions from
  realized gains                                     (0.25)         ---          ---       (0.32)
--------------------------------------------------------------------------------------------------
  Total distributions                                (0.67)       (0.42)       (0.41)      (0.76)
--------------------------------------------------------------------------------------------------
Net asset value at
end of period                                      $  8.64      $  8.60      $  8.35      $ 8.77
--------------------------------------------------------------------------------------------------
Total return                                          8.43%        8.23%        0.02%      17.35%
Net assets at end of
period (000's)                                     $ 7,575      $ 4,627      $ 4,215      $4,497
Ratio of expenses to
average net assets                                    1.16%        1.15         1.27%       1.16%
Ratio of net investment
income to average net
assets                                                4.79%        4.98%        4.86%       5.14%
Portfolio turnover rate                             132.76%      176.50%      136.29%      78.78%
--------------------------------------------------------------------------------------------------

SAFECO California Tax-Free Income Fund
(For A No-Load Class Share Outstanding Throughout The Period)

                                      For The                     Nine-Month     For The
                                      Year Ended                  Period Ended   Year Ended
                                      December 31                 December 31    March 31
                           1999       1998          1997          1996           1996       1995
----------------------------------------------------------------------------------------------------
Net asset value at
beginning of period                      $  12.93        $ 12.22    $   11.86    $ 11.54    $ 11.51
Income from investment
operations
  Net investment income                      0.60           0.60         0.47       0.62       0.63
  Net realized and
  unrealized gain on
  investments                                0.18           0.76         0.39       0.40       0.13
  Total from investment
  operations                                 0.78           1.36         0.86       1.02       0.76
Less distributions
  Dividends from net
  investment income                         (0.60)         (0.60)       (0.47)     (0.62)     (0.63)
  Distributions from
  realized gains                            (0.37)         (0.05)       (0.03)     (0.08)     (0.10)
----------------------------------------------------------------------------------------------------
  Total distributions                       (0.97)         (0.65)       (0.50)     (0.70)     (0.73)
----------------------------------------------------------------------------------------------------
Net asset value
at end of period                         $  12.74        $ 12.93    $   12.22    $ 11.86    $ 11.54
----------------------------------------------------------------------------------------------------
Total return                                 6.19%         11.55%        7.42%*     8.87%      7.01%
Net assets at end of
period (000's)                           $114,062        $88,379    $  72,084    $70,546    $64,058
Ratio of expenses to
average net assets                           0.68%          0.68%        0.69%**    0.68%      0.70%
Ratio of net investment
income to average net
assets                                       4.60%          4.88%        5.21%**    5.12%      5.65%
Portfolio turnover rate                     38.78%          9.83%       10.52%**   16.25%     44.10%
----------------------------------------------------------------------------------------------------

*  Not annualized.
**  Annualized.

SAFECO Municipal Bond Fund
(For A No-Load Class Share Outstanding Throughout The Period)


                              For The               For The Nine-Month
                              Year Ended            Period Ended
                              December 31           December 31             For the Year Ended March 31
                           1999       1998          1997                    1997       1996       1995
-----------------------------------------------------------------------------------------------------------
Net asset value at
beginning of period                  $  14.52       $  13.98                $  13.69   $  13.36   $  13.27
Income from investment
operations
  Net investment income                  0.73           0.75                    0.57       0.76       0.77
  Net realized and
  unrealized gain on
  investments                            0.17           0.70                    0.29       0.33       0.12
  Total from investment
  operations                             0.90           1.45                    0.86       1.09       0.89
Less distributions
  Dividends from net
  investment income                     (0.73)         (0.75)                  (0.57)     (0.76)     (0.77)
  Distributions from
  realized gains                        (0.24)         (0.16)                    ---        ---      (0.03)
-----------------------------------------------------------------------------------------------------------
  Total distributions                   (0.97)         (0.91)                  (0.57)     (0.76)     (0.80)
-----------------------------------------------------------------------------------------------------------
Net asset value at
end of period                        $  14.45       $  14.52                $  13.98   $  13.69   $  13.36
-----------------------------------------------------------------------------------------------------------
Total return                             6.35%         10.68%                   6.42%*     8.23%      7.10%
Net assets at end of
 period (000's)                      $542,181       $502,946                $480,970   $480,643   $472,569
Ratio of expenses to
average net assets                       0.51%          0.51%                   0.53%**    0.54%      0.56%
Ratio of net investment
income to average net
assets                                   5.01%          5.31%                   5.53%**    5.47%      5.96%
Portfolio turnover rate                 20.80%         13.52%                   6.66%**   12.60%     26.96%
-----------------------------------------------------------------------------------------------------------

*  Not annualized.
**  Annualized.

SAFECO Intermediate-Term Municipal Bond Fund
(For a No-Load Class Share Outstanding Throughout the Period)


                               For The                   Nine-Month    For The
                               Year Ended                Period Ended  Year Ended
                               December 31               December 31   March 31
                      1999     1998          1997        1996          1996      1995
-----------------------------------------------------------------------------------------
Net asset value at
beginning of period            $ 10.92        $ 10.61    $   10.49     $ 10.17   $ 10.13
Income from investment
operations
  Net investment income           0.47           0.47         0.35        0.45      0.45
  Net realized and
  unrealized
  gain on investments             0.10           0.31         0.12        0.32      0.04
  Total from investment
  operations                      0.57           0.78         0.47        0.77      0.49
Less distributions
  Dividends from net
  investment income              (0.47)         (0.47)       (0.35)      (0.45)    (0.45)
Net asset value at
end of period                  $ 11.02        $ 10.92    $   10.61     $ 10.49   $ 10.17
-----------------------------------------------------------------------------------------
Total return                      5.33%          7.50%        4.53%*      7.63%     4.97%
Net assets at end of
period (000's)                 $15,487        $13,780    $  14,172     $14,981   $13,762
Ratio of expenses to
average net assets                0.83%          0.83%        0.89%**     0.84%     0.85%
Ratio of net investment
income to average net
assets                            4.25%          4.37%        4.40%**     4.29%     4.46%
Portfolio turnover rate           4.29%         10.52%       12.81%**     9.12%     4.27%
-----------------------------------------------------------------------------------------

*  Not annualized.
**  Annualized.

SAFECO Insured Municipal Bond Fund
(For a No-Load Class Share Outstanding Throughout the Period)


                                    For The                   Nine-Month      For The
                                    Year Ended                Period Ended    Year Ended
                                    December 31               December 31     March 31
                          1999      1998          1997        1996            1996         1995
--------------------------------------------------------------------------------------------------
Net asset value at
beginning of period                 $ 11.36       $ 10.74      $   10.46      $ 10.05      $ 9.73
Income from investment
operations
  Net investment income                0.49          0.50           0.37         0.48        0.48
  Net realized and
  unrealized
  gain on investments                  0.17          0.62           0.28         0.41        0.32
  Total from investment
  operations                           0.66          1.12           0.65         0.89        0.80
Less distributions
  Dividends from net
  investment income                   (0.49)        (0.50)         (0.37)       (0.48)      (0.48)
  Distributions from
  realized gains                      (0.20)          ---            ---          ---         ---
Net asset value at
end of period                       $ 11.33       $ 11.36      $   10.74      $ 10.46      $10.05
--------------------------------------------------------------------------------------------------
Total return                           5.90%        10.70%          6.31%*       8.95%       8.58%
Net assets at end
of period (000's)                   $24,998       $16,516      $  13,187      $11,758      $8,163
Ratio of expenses to
average net assets                     0.88%         0.92%          1.00%**      0.99%       1.08%
Ratio of net investment
income to average net
assets                                 4.29%         4.56%          4.66%**      4.53%       5.11%
Portfolio turnover rate               27.30%        13.02%         14.86%**      3.71%      14.76%
--------------------------------------------------------------------------------------------------

*  Not annualized.
**  Annualized.

SAFECO Money Market Fund
(For a No-Load Class Share Outstanding Throughout the Period)


                                    For The Year              Nine-Month
                                    Ended                     Period Ended         For The Year Ended
                                    December 31               December 31          March 31
                         1999       1998           1997       1996                 1996       1995
-------------------------------------------------------------------------------------------------------
Net asset value at
beginning of period                 $   1.00       $   1.00   $   1.00             $   1.00   $   1.00
Income from investment
operations
 Net investment income                  0.05           0.05       0.03                 0.05       0.04
Less distributions
Dividends from net
investment income                      (0.05)         (0.05)     (0.03)               (0.05)     (0.04)
Net asset value at end
of period                           $   1.00       $   1.00   $   1.00             $   1.00   $   1.00
-------------------------------------------------------------------------------------------------------
Total return                            5.08%          4.93%      3.54%*               5.15%      4.20%
Net assets at end of
period (000's)                      $227,329       $176,623   $161,356             $165,122   $171,958
Ratio of expenses to
average net assets                      0.79%          0.78%      0.81%**              0.78%      0.78%
Ratio of net investment
income to average net
assets                                  4.97%          4.82%      4.66%**              5.04%      4.21%
-------------------------------------------------------------------------------------------------------

*  Not annualized.
**  Annualized.

Safeco Tax-Free Money Market Fund
(For a No-Load Class Share Outstanding Throughout the Period)

                                           For the                Nine-Month
                                           Year Ended             Period Ended    For the Year Ended
                                           December 31            December 31     March 31
                           1999            1998        1997       1996            1996            1995
--------------------------------------------------------------------------------------------------------------
Net asset value at
beginning of period                      $  1.00       $  1.00    $   1.00        $  1.00         $  1.00
Income from investment
operations
  Net investment income                     0.03          0.03        0.02           0.03            0.03
Less distributions
  Dividends from net
  investment income                        (0.03)        (0.03)      (0.02)         (0.03)          (0.03)
Net asset value at
end of period                            $  1.00       $  1.00    $   1.00        $  1.00         $  1.00
--------------------------------------------------------------------------------------------------------------
Total return                                3.07%         3.12%       2.29%*         3.44%           2.84%
Net assets at end of
period (000's)                           $77,457       $75,437    $ 73,164        $79,702         $77,320
Ratio of expenses to
average net assets                          0.63%         0.63%       0.65%**        0.65%           0.64%
Ratio of net investment
income to average net
assets                                      3.04%         3.11%       3.03%**        3.40%           2.79%
--------------------------------------------------------------------------------------------------------------

*   Not annualized
**  Annualized

Fund Distributions and Tax Considerations

When The Funds Pay Distributions

Each Fund declares dividends, if any, each business day and pays them monthly. Your shares become entitled to dividends on the next business day after you purchase them. If you request a redemption of all your shares at any time during a month, you will receive all declared dividends through the date of redemption, together with the redemption proceeds. All Funds, except the Money Market and Tax-Free Money Market Funds, pay capital gain distributions and special dividends, if any, in December.

Dividends and other distributions paid by a Fund on the No-Load Class and each other class of its shares are calculated at the same time in the same manner.

How Distributions Are Credited to Your Account

We will reinvest your dividends and capital gain distributions at the NAV on the ex-distribution date unless you tell us in writing that you wish to receive your distributions in cash. Retirement accounts must reinvest all dividends and other distributions in the distributing Fund.

--------------------------------------------------------------------------------
  Dividends are distributions of a Fund's net investment income -- including interest income and earned discounts -- less expenses.

  Capital gain distributions represent net profits made on securities that are sold for more than they originally cost.

  Net asset value (NAV) is the market value of one share of a Fund. It is calculated by adding up the value of all the Fund's assets, subtracting liabilities and dividing this sum by the total number of shares owned by the Fund's shareholders.

  Ex-distribution date is the first day that a Fund's NAV is reduced by the amount of the most recently declared distribution.
--------------------------------------------------------------------------------

How Distributions Are Taxed

Depending on which Fund you invest in, your dividends may be taxable or wholly or partially tax-free; other distributions will be fully taxable, regardless of the Fund that makes them. If distributions are taxable, they must be included in your taxable income, whether you reinvest the distributions or receive them in cash. Depending on the nature of the distribution, it may be taxed either as ordinary income or capital gain. Thus, distributions of a Fund's taxable dividends and its net short-term capital gains will be taxed to you as ordinary income, while distributions of a Fund's net long-term capital gains (to the extent they exceed its net short-term capital losses) will be taxable to you as long-term capital gain. The tax treatment of capital gain distributions as short-term or long-term depends on how long the Fund held the securities it sold that generated the gain, not on how long you held your Fund shares. Net long-term capital gain distributions generally are taxed to you (if you are a non-corporate shareholder) at a maximum federal tax rate of 20%. We will notify you as to which type of income or gain you are receiving so you can declare it properly on your tax return.

You will be asked to certify on your account application or on a separate form that the taxpayer identification number you provide is correct and that you are not subject to, or are exempt from, backup withholding for previous underreporting to the Internal Revenue Service. Unless you are subject to backup withholding, we will not withhold taxes.

Certain dividends and other distributions declared by a Fund in October, November or December of any year are taxable to its shareholders as though received on December 31 of that year if paid to them during the following January. Accordingly, those distributions will be taxed to Fund shareholders for the taxable year in which that December 31 falls.

Please note that if you purchase shares shortly before a Fund pays a taxable dividend or other distribution, you will pay the full price for the shares, then receive part of the price back as a taxable distribution.

How Dispositions of Shares Are Taxed

When you sell (redeem) shares of a Fund, or exchange Fund shares for shares of another SAFECO Fund, you may realize a capital gain or loss, except that you will not recognize any gain or loss on the sale (redemption) or exchange of shares of the Money Market Fund or the Tax-Free Money Market Fund so long as it maintains a stable share price of $1.00.

In addition, distributions from tax deferred retirement accounts are generally subject to federal income tax withholding. However, under some circumstances, you may elect not to have taxes withheld, or to have taxes withheld at a rate other than the 20% rate that usually applies.

If you purchase shares of a Fund within 30 days before or after redeeming other shares of that Fund (regardless of class) at a loss, all or part of that loss may not be deductible and may increase the basis of the newly purchased shares.

Special Considerations

U.S. Treasury securities. States generally treat distributions of interest on U.S. Treasury securities and other direct obligations of the U.S. government as tax-free income. However, this treatment may depend on a Fund's owning a certain minimum percentage of these securities. The Intermediate-Term U.S. Treasury Fund will invest primarily in these securities, while the GNMA Fund may occasionally invest a portion of its portfolio in these securities.

Tax-Exempt Bond Funds and the Tax-Free Money Market Fund. Each of these Funds pays dividends that are exempt from federal income tax. Certain investments may result in taxable income, however. These include the following:

 .    Any portion of dividends representing net capital gains is taxable.

 .    Income derived from certain bonds purchased below their issue price (at a discount) is treated as ordinary income. These bonds are typically purchased in carrying out the Tax-Exempt Bond Funds' call protection strategy.

If you buy shares of a Tax-Exempt Bond Fund and sell them at a loss within six months, you may deduct only the amount of the loss that exceeds the amount of dividends from tax-exempt interest that you received during that period.

If you receive Social Security or railroad retirement benefits, you may need to include tax-free Fund distributions as part of your income when determining any federal income tax that may be due on those benefits.

California Tax-Free Income Fund. The California Tax-Free Income Fund (California
Fund) pays dividends that are exempt from California state personal income taxes. Certain situations, in addition to those above, may result in taxable income, however. These include the following:

 .    Capital gains distributions paid by the California Fund are treated as long-term capital gains and are taxable as such, regardless of how long the shares have been held.

 .    Redemptions and exchanges of shares of the California Fund may result in a capital gain or loss for California income tax purposes.

 .    The tax exemption on interest income from California municipal bonds applies only to individual shareholders. Such income is taxable for most corporate shareholders.

This section summarizes only some of the important federal income tax considerations you should be aware of. For more information, please see the Statement of Additional Information. Also, there may be other federal, state or local tax considerations unique to your situation. Consult your tax advisor for more guidance.

Your Investment

How We Calculate the Value of Your Shares

The price of a Fund's shares is based on its NAV, which is generally calculated as of the close of regular trading on the New York Stock Exchange (NYSE) (usually 4:00 Eastern time, 1:00 p.m. Pacific time) every day the NYSE is open. Your purchase or redemption order will be priced at the next NAV calculated after your order is accepted by the Fund.

To the extent that a Fund's assets are traded in other markets on days when the NYSE is closed, the value of those assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Fund's assets may not occur on days when the Fund is open for business.

How We Value a Fund's Investments


We obtain valuations for each Fund's investments from pricing services. Prices for exchange-traded securities are based on the last reported sale price on the national exchange on which the securities are primarily traded, unless there are no transactions, in which case the value is based on the last reported bid price. Prices for non-exchange traded securities are based on similar securities and quotations from dealers. Investments for which a representative value cannot be established are priced using a method the Funds' Boards of Trustees believe reflects fair value.

Like most money market funds, each Money Market Fund values securities on the basis of amortized cost. Amortized cost valuation involves valuing a security at its cost and adding or subtracting any discount or premium (reflective of maturity), regardless of the impact of fluctuating interest rates on the market value of the security. This method minimizes the effect of changes in a security's market value and helps each Money Market Fund maintain a stable $1.00 share price.

Opening and Maintaining Your Account

To open an account:

 .    Complete an account application and send it to SAFECO Mutual Funds with a check made payable to SAFECO Mutual Funds for your initial investment.

 .    If you are investing in a retirement account, complete and sign a retirement account application (note: you may not buy tax-free funds for a retirement account).

Investing Details

There are several things you must understand before you buy, sell or exchange shares.

 .    We must have received your completed, signed application and payment before we can conduct any Fund transaction (except when money is wired into an account).

 .    We do not accept currency or credit card convenience checks, can accept only checks or wires drawn in U.S. dollars on a U.S. bank account.

 .    Checks should be made payable to SAFECO Mutual Funds. We reserve the right to refuse all third party checks.

 .    You will be charged a service fee for every check, money order, wire or
     Eletronic Funds Transfer returned unpaid.

 .    Although we do not normally issue shares in certificate form, we will issue certificates for whole shares free of charge upon your request. If your shares are issued in certificate form, you must endorse and submit them with any sale or exchange request.

 .    SAFECO Services charges a $10 fee to wire redemption proceeds. In addition, some banks may charge a fee to receive wires.

 .    We reserve the right to refuse the purchase of shares.

 .    We may require certified copies of supporting documents (e.g., death certificates and court orders) and a signature guarantee before we can process certain transactions and requests. Signature guarantees help ensure that you have in fact authorized a transaction or change to your account. You can obtain a signature guarantee for a nominal fee from most banks, brokerage firms and other financial institutions. A notary stamp or seal cannot substitute for a signature guarantee.

 .    If you buy shares by any means other than by wire and shortly thereafter sell your shares, we may hold the proceeds for up to 15 calendar days after purchase or until we are sure that your bank will honor the investment, whichever happens first.

In addition to a No-Load Class, some of the Funds offer Class A, Class B and Class C shares that are sold in a separate prospectus and are subject to different fees and expenses. The Funds' separate share classes have different expenses; as a result their investment performances will vary.

Authorizing Signatures

On your account application, you will be asked to specify the number of signatures required to authorize account changes and transactions. Please note that allowing fewer than all account owners to authorize account changes and transactions has important implications. For example, one owner of a joint account could redeem shares without the co-owner's signature. If you select fewer than all account owner signatures, you can revoke this instruction by sending a written request to SAFECO Mutual Funds. Unless you indicate otherwise, we will require that all account owners sign any account change or transaction instructions.

Tax-Deferred Retirement Plans and Accounts

SAFECO Mutual Funds offers a variety of tax-deferred retirement plans and accounts for individuals, businesses, and nonprofit organizations. You may establish an account under one of the following that will allow you to defer federal income tax on investment income while you save for retirement. Most of the Funds (other than the Tax-Exempt Bond Funds and the Tax-Free Money Market
Fund) may be used as investment vehicles for these plans and accounts.

Individual Retirement Accounts (IRAs)

Currently, individuals can generally contribute up to $2,000 to an IRA for each year. An annual custodial fee may be charged for any part of a calendar year in which you have an IRA investment in a Fund. Minimum investment amounts vary from $250 for a Traditional IRA or a Roth IRA, to $500 for an Education
IRA.


 .    Traditional IRA

Depending on your income and other considerations, your contribution to a Traditional IRA may be partially or fully tax deductible. You pay no tax on your IRA account earnings until withdrawal.

 .    Roth IRA

Although contributions to a Roth IRA are not tax deductible, earnings on your Roth IRA account are tax-free at withdrawal, if you meet certain requirements.


 .    Education IRA

An Education IRA is a vehicle for saving for a child's higher education. No more than $500 can be contributed for any year to an Education IRA for the same beneficiary. Contributions to an Education IRA are not tax deductible, but earnings on the IRA account are tax-free and withdrawals are not taxable if used to pay qualified educational expenses.

Simplified Employee Pension IRAs (SEP-IRAs)

SEP-IRAs are easily administered retirement plans for small businesses and self-employed individuals. Annual contributions up to the lesser of $25,000 (for the year 2000) or 15% of compensation may be made to SEP-IRA accounts; the annual contribution limit is subject to change. SEP-IRAs have the same investment minimums and custodial fees as Traditional IRAs.

403(b) Plans

403(b) plans are retirement plans for tax-exempt organizations and school systems to which both employers and employees may contribute. Minimum investment amounts are negotiable.

401(k) Plans

401(k) plans allow employers and employees to make tax-advantaged contributions to a retirement account. Minimum investment amounts are negotiable.

Profit Sharing and Money Purchase Pension Plans

Each plan allows corporations, partnerships and self-employed persons to make annual, tax-deductible contributions to a retirement account for each person covered by the plan. A plan may be adopted individually or paired with another plan to maximize contributions. Minimum investment amounts are negotiable.

For information about the above accounts and plans, please call us at 1-800-624-5711.

Purchasing Your Shares

The price you pay for shares of a Fund is its net asset value, or " NAV," on the day we receive your check, money order, wire or telephone purchase instruction in good order. However, if we receive your investment after the NYSE has closed for the day, the price you will pay is the Fund's NAV as of the next business day. You may purchase shares of a SAFECO Fund only if it is qualified for sale in the state where you live.

--------------------------------------------------------------------------------
  UGMA stands for Uniform Gifts to Minors Act; UTMA stands for Uniform Transfers to Minors Act. Most states have adopted either the UGMA or UTMA, which regulates custodial accounts for minors.

--------------------------------------------------------------------------------

                                    BY MAIL

If you are buying shares for the first time:

1. Complete and sign an account application.
2. Send a check made payable to SAFECO Mutual Funds for the appropriate amount:

   . If you are opening an IRA or UGMA/UTMA account, send at least $1,000 per Fund.
   .      If you are opening an Education IRA, send $500 per Fund.
   . If you choose the Automatic Investment Method or Payroll Deduction Plan for a regular account on your application, send nothing.*
   . If none of the above applies, send a check for at least $2,500 per Fund made payable to SAFECO Mutual Funds.

If you are buying additional shares:

 . Our Automatic Investment Method allows you to make regular monthly investments by authorizing SAFECO to withdraw a specific amount from your bank account and invest it in the Fund of your choice.

 .  The minimum investment amount per Fund is $100. For more information, call
   (800) 624-5711.
   1. Send a check for the appropriate amount. The Fund may charge you a fee if your check is returned to us by your bank due to non-sufficient funds or other reasons.
   2. Enclose the investment slip from your statement, if available.

Mail to:   SAFECO Mutual Funds
           P.O. Box 34890
           Seattle, WA 98124-1890

* If you are an employer that uses group billing, you may establish a self-administered Payroll Deduction Plan in any SAFECO Fund. Payroll deduction amounts are negotiable. For more information, call us at (800) 624-5711.



                                    BY WIRE


If you are buying shares for the first time:

Call (800) 624-5711 for more information.

If you are buying additional shares:

1. Call the number above and let us know you are wiring money to your account.

2. Have your bank wire at least $100 to the wire address below.
3. Have your bank include the following information:

 .    SAFECO Fund name
 .    SAFECO account number
 .    Name(s) of the account owner(s).
4. Note that delays caused by inadequate wire instructions are not SAFECO's responsibility.
5.   Understand that your bank may charge a fee for wire services.

Have your bank send wires to:

U.S. Bank of Washington, N.A., Seattle, WA
ABA#1250-0010-5   Account #153 5000 60709

                                   IN PERSON

Whether you are buying shares for the first time or buying additional shares:

Visit the SAFECO Investor Center at 4333 Brooklyn Avenue NE, Seattle, Washington 98105. A representative will help you open your account and complete the transaction.





                                   BY PHONE


This option is not available for new or retirement accounts.

If you are buying additional shares:

1. To become eligible for this service, you must choose it on your initial application, or send a written request at least 15 days prior to your use. You must also designate any other authorized users.

2. You may purchase no more than $50,000 and no less than $100 in share value per day.
3.   Understand that:
 .    Money will be transferred from your bank account to your Fund account.
 .    Your bank may not allow you to transfer money by phone.

 .    Your bank may charge a fee to transfer money.
 .    We record all calls for your protection, and a representative may ask you for identifying information, such as your Social Security number.
 .    Although our representatives employ security measures to prevent unauthorized account access, we cannot assure you that telephone activity will be completely secure or free of delays or malfunctions. You must be willing to assume the risk of any loss.
 .    During times of unusual market volatility, you may find it difficult to access SAFECO Mutual Funds by phone.
 .    SAFECO Mutual Funds is not responsible for the negligence or wrongful acts of third parties.
 .    We may suspend, limit, modify, or terminate phone transaction privileges at any time without prior notice.

 .    We may charge you a service fee if your bank refuses the transfer from your bank account due to non-sufficient funds or other reasons.

Call:

(800) 624-5711 Monday through Friday between 5:30 a.m. and 7:00 p.m. Pacific time to speak to a representative, or




(800) 835-4391 for our 24-hour Automated Service Line


                                ON THE INTERNET


This option is not available for new or retirement accounts.

If you are buying additional shares:

1. To become eligible for this service, you must choose it on your initial application or send a written request at least 15 business days prior to your use. You must also designate any other authorized users.
2. You may purchase no more than $50,000 and no less than $100 in share value per day.
3.   Understand that:
     .    Money will be transferred from your bank account to your Fund account.
     .    Your bank may not allow you to transfer money over the Internet.

     .    Your bank may charge a fee to transfer money.
     . Although our Web site employs security measures to prevent unauthorized account access, we cannot assure you that Internet activity will be completely secure or free of delays or malfunctions. You must be willing to assume the risk of any loss.
     . During times of unusual market volatility, you may find it difficult to access SAFECO Mutual Funds over the Internet.
     . SAFECO Mutual Funds is not responsible for the negligence or wrongful acts of third parties.
     . We may suspend, limit, modify, or terminate Internet transaction privileges at any time without prior notice.

     . We may charge you a service fee if your bank refuses the transfer from your bank account due to non-sufficient funds or other reasons.

Visit  the SAFECO Mutual Funds Web Site at www.safecofunds.com


THROUGH A REGISTERED SECURITIES DEALER, BANK OR OTHER FINANCIAL INSTITUTION

Whether you are buying shares for the first time or buying additional shares:

Understand that:

 .    Your securities dealer may charge you a fee or impose more restrictions than if you purchase the shares directly from SAFECO Mutual Funds. (SAFECO has no control over or involvement in this fee.)
 .    Your securities dealer is responsible for the prompt forwarding of instructions on your account and is bound by the terms of this prospectus.
 .    SAFECO is not responsible for the actions and recommendations of your securities dealer.

Call or visit:

Any registered securities dealer, bank or other financial institution who has a signed selling agreement with SAFECO.

                    THROUGH A REGISTERED INVESTMENT ADVISOR

Whether you are buying shares for the first time or buying additional shares:

Understand that:
 .    Your advisor may charge you a fee. (SAFECO has no control over or involvement in this fee.)
 .    Your advisor is responsible for the prompt forwarding of instructions on your account and is bound by the terms of this prospectus.
 .    SAFECO is not responsible for the actions and recommendations of your advisor.

Call or visit:

Any registered investment advisor meeting the following conditions:
 .    Has a signed agreement with SAFECO, and
 .    Has a power of attorney on file with SAFECO.


Selling Your Shares

When you sell shares, we will normally send you a check for the proceeds on the first business day after we receive your redemption request in good order. If we receive your request after the NYSE has closed for the day (1:00 p.m. Pacific time), we will normally send the check two business days later.

The price you receive is the NAV on the day we receive your redemption request. However, if we receive your redemption request after the NYSE has closed for the day, you will receive the NAV as of the next business day.

In unusual situations we may suspend or delay payment for redemptions. This may happen if:

 .    The NYSE is closed
 .    NYSE trading is restricted
 .    The Securities and Exchange Commission declares an emergency

 .    If you bought shares less than 15 days previous to redemption and SAFECO has not yet received confirmation that your bank will honor your check or other transfer

Also, if immediate payment could adversely affect a Fund, we may need to delay payment for up to seven days.

Distributions from retirement accounts are generally subject to federal income tax withholding. However, under some circumstances, you may elect not to have taxes withheld, or to have taxes withheld at a rate other than the prescribed rate.


                                    BY MAIL

1.   Send a letter specifying:
     .    Account number
     .    Fund name
     .    Redemption amount (number of shares or dollar amount)
2. Have the letter signed by the owner(s) of the account. You must have specified on your account application the number of signatures required to authorize the selling of shares.
3. If you are selling shares in a retirement account, let us know the amount, if any, to withhold for taxes or early withdrawal penalties.
4. A signature guarantee may be required for certain transactions. Please call for details.


We will mail you a redemption check or you may pick it up from the SAFECO Investor Center when it is ready. If you wish to transfer money directly to your bank account, you must choose this service on your initial application or send a written request at least 15 days prior to using it. SAFECO charges a $10 fee to wire redemption proceeds, and some banks charge a fee to receive a wire. If you chose the Systematic Withdrawal Plan, a Fund will automatically sell shares in your account and send you a monthly withdrawal check. The minimum withdrawal for this service is $50 per Fund.

For more information call (800) 624-5711.

Mail to:   SAFECO Mutual Funds

       P.O. Box 34890
       Seattle, WA 98124-1890


                                   IN PERSON

Visit the SAFECO Investor Center at 4333 Brooklyn Avenue NE, Seattle, Washington 98105. A SAFECO representative will be there to help you with the sale of your shares.

Please bring picture identification.


We will mail you a redemption check or you may pick it up from the SAFECO Investor Center when it is ready. If you wish to transfer money directly to your bank account, you must choose this service on your initial application or send a written request at least 15 days prior to using it. SAFECO charges a $10 fee to wire redemption proceeds, and some banks charge a fee to receive a wire.




                                   BY PHONE


This option is not available for shares issued in certificate form, and is not available for retirement accounts unless you are age 59-1/2 or older.

Understand that:

 .    We record all calls for your protection, and a representative may ask you for identifying information, such as your Social Security number.
 .    Although our representatives employ security measures to prevent unauthorized account access, we cannot assure you that telephone activity will be completely secure or free of delays or malfunctions. You must be willing to assume the risk of any loss.
 .    During times of unusual market volatility, you may find it difficult to access SAFECO by phone.
 .    SAFECO is not responsible for the negligence or wrongful acts of third parties.
 .    We may suspend, limit, modify, or terminate phone transaction privileges at any time without prior notice.


We will mail you a redemption check or you may pick it up from the SAFECO Investor Center when it is ready. If you wish to transfer money directly to your bank account, you must choose this service on your initial application or send a written request at least 15 days prior to using it. SAFECO charges a $10 fee to wire redemption proceeds, and some banks charge a fee to receive a wire.

Call:

(800) 624-5711 Monday through Friday between 5:30 a.m. and 7:00 p.m. Pacific time to speak to a representative, or

(800) 835-4391 for our 24-hour Automated Service Line


                                ON THE INTERNET

This option is not available for retirement accounts or if shares are issued in certificate form.

Understand that:
 .    Although our Web site employs security measures to prevent unauthorized account access, we cannot assure you that Internet activity will be completely secure or free of delays or malfunctions. You must be willing to assume the risk of any loss.
 .    During times of unusual market volatility, you may find it difficult to access SAFECO Mutual Funds over the Internet.
 .    SAFECO is not responsible for the negligence or wrongful acts of third parties.
 .    We may suspend, limit, modify, or terminate Internet transaction privileges at any time without prior notice.


We will transfer the proceeds from your sale to your bank account or mail you a redemption check, or you may pick it up from the SAFECO Investor Center when it is ready. If you wish to transfer money directly to your bank account, you must choose this service on your initial application or send a written request at least 15 days prior to using it. SAFECO charges a $10 fee to wire redemption proceeds, and some banks charge a fee to receive a wire.

Visit the SAFECO mutual funds web site at www.safecofunds.com


THROUGH A REGISTERED SECURITIES DEALER, BANK OR OTHER FINANCIAL INSTITUTION


A securities dealer that has a contract with the Fund distributor may submit redemption requests for you.


Understand that:
 .    Your securities dealer may charge you a fee for this service. (SAFECO has no control over or involvement in this fee.)
 .    Your securities dealer is responsible for the prompt forwarding of instructions on your account and is bound by the terms of this prospectus.
 .    SAFECO is not responsible for the actions and recommendations of your securities dealer.


Call or visit:


Any registered securities dealer who has a signed selling agreement with SAFECO.


                    THROUGH A REGISTERED INVESTMENT ADVISOR


An investment advisor may submit redemption requests for you.

Understand that:

 .    Your advisor may charge you a fee. (SAFECO has no control over or involvement in this fee.)
 .    Your advisor is responsible for the prompt forwarding of instructions on your account and is bound by the terms of this prospectus.
 .    SAFECO is not responsible for the actions and recommendations of your advisor.

Call or visit:

Any registered investment advisor meeting the following conditions:
 .    Has a signed agreement with SAFECO, and
 .    Has a power of attorney on file with SAFECO.

Exchanging Shares From One Fund to Another

An exchange is when you sell shares of one Fund and buy shares of another Fund in the same account with the same account owner(s). Here are some things you should know about exchanges:

 .    Under normal circumstances, we will buy shares of the Fund into which you are exchanging on the same day that we process your order to sell.

 .    If immediate payment could adversely affect a Fund, we may need to delay the purchase of shares in the new Fund for up to seven days.

 .    Mutual fund exchanges are taxable events. You may realize a capital gain or loss when you make an exchange.

 .    Always read the prospectus before making an exchange into a Fund that is new to you.

Exchange Limitations

Keep in mind that mutual funds are not intended to be used as vehicles for frequent trading in response to short-term market fluctuations. Market-timing and similar investment strategies disrupt efficient portfolio management and increase transaction costs for all shareholders. For this reason, we have instituted certain policies to discourage excessive exchange or simultaneous order transactions.

 .    You may enter no more than four exchanges or simultaneous order transactions in any 12-month period. However, we reserve the right to refuse exchanges or simultaneous order transactions at any time. In addition, in the case where an exchange could adversely affect the performance and investment objective of the Fund, we may terminate exchange privileges without prior notice. Under normal circumstances, we will give you 60 days' notice before terminating your exchange privileges.

You may buy shares of a SAFECO Fund by exchange only if it is qualified for sale in the state where you live.



--------------------------------------------------------------------------------

     Simultaneous order transactions involve a redemption from one SAFECO Fund and reinvestment immediately or shortly thereafter into another SAFECO Fund. We will use our discretion in determining when a simultaneous order transaction takes place.
--------------------------------------------------------------------------------


How to Make an Exchange

                                    BY MAIL

1. Send a letter specifying:
   .   Account number
   .   Name of the Fund you wish to exchange out of

     .    Name of the Fund you wish to exchange into
     .    Amount of the exchange (number of shares or dollar amount)

2. Have the letter signed by the owner(s) of the account. You must have specified on your account application the number of signatures required to authorize the exchange of shares.

Mail to:  SAFECO Mutual Funds
          P.O. Box 34890
          Seattle, WA 98124-1890

                                   IN PERSON

Visit the SAFECO Investor Center at 4333 Brooklyn Avenue NE, Seattle, Washington 98105. A representative will be there to help you with your exchange.

                                   BY PHONE

This option is not available for shares issued in certificate form.

1.   You must exchange $1,000 or more.

2. To become eligible for this service, you must choose it on your initial application or we must have received your written request prior to your use. You must also designate any other authorized users.

3.   Understand that:

     . We record all calls for your protection, and a representative may ask you for identifying information, such as your Social Security number.

     . Although our representatives employ security measures to prevent unauthorized account access, we cannot assure you that telephone activity will be completely secure or free of delays or malfunctions. You must be willing to assume the risk of any loss.

     . During times of unusual market volatility, you may find it difficult to access SAFECO by phone.

     . SAFECO is not responsible for the negligence or wrongful acts of third parties.

     . We may suspend, limit, modify, or terminate telephone transaction privileges at any time without prior notice.

Call:

(800) 624-5711 Monday through Friday between 5:30 a.m. and 7:00 p.m. Pacific time to speak to a representative, or

(800) 835-4391 for our 24-hour Automated Service Line


                                ON THE INTERNET


This option is not available for shares issued in certificate form.

1.   You must exchange $1,000 or more in share value.

2. You are automatically enrolled in this service unless you decline it on your initial application.

3.   Understand that:

     . Although our Web site employs security measures to prevent unauthorized account access, we cannot assure you that Internet activity will be completely secure or free of delays or malfunctions. You must be willing to assume the risk of any loss.

     . During times of unusual market volatility, you may find it difficult to access SAFECO over the Internet.

     . SAFECO is not responsible for the negligence or wrongful acts of third parties.

     . We may suspend, limit, modify, or terminate Internet transaction privileges at any time without prior notice.

Visit the SAFECO Mutual Funds Web site at www.safecofunds.com

  THROUGH A REGISTERED SECURITIES DEALER, BANK OR OTHER FINANCIAL INSTITUTION

A securities dealer that has a contract with the Fund distributor may submit exchange requests for you.

Understand that:

     . The dealer may charge you a fee. (SAFECO has no control over or involvement in this fee.)

     . Your securities dealer is responsible for the prompt forwarding of instructions on your account and is bound by the terms of this prospectus.

     . SAFECO is not responsible for the actions and recommendations of your securities dealer.

Call or visit:

Any registered securities dealer.


                    THROUGH A REGISTERED INVESTMENT ADVISOR

A registered investment advisor may submit exchange requests for you.

Understand that:

     . Your advisor may charge you a fee. (SAFECO has no control over or involvement in this fee.)

     . Your advisor is responsible for the prompt forwarding of instructions on your account and is bound by the terms of this prospectus.

     . SAFECO is not responsible for the actions and recommendations of your advisor.

Call or visit:

Any registered investment advisor meeting all of the following conditions:

Has a signed agreement with SAFECO, and

Has a power of attorney on file with us.

Redemption Checks -- Money Market Funds Only
If you are a shareholder in one of the SAFECO Money Market Funds, we will send you, upon request and free of charge, redemption checks that allow you to withdraw funds from your account.

Checks may be made payable to anyone and must be:

 .    $500 or more

 .    Signed by the authorized account holders



If you write more than one check against insufficient funds, we may close your account.

Maintaining Your Account

Account Statements
Each quarter you will receive an account statement showing your Fund holdings and any transactions that have occurred during the statement period. You will also receive a statement after each transaction that affects your account balance. Please review the statement for accuracy as soon as you receive it. If you don't notify us within 30 days, we will assume the transactions listed on your statement are correct.

We will also be sending you semi-annual and annual reports. To reduce the volume of mail, we will send only one copy of these reports and the prospectus to a household (same surname, same address) unless you request otherwise.

Certain documents may be delivered to you electronically, at your request.

Maintaining small accounts increases expenses for all shareholders. For this reason, we may close your account if it falls below $100. If this happens, we will first give you at least 60 days' notice, then redeem your shares at net asset value and send the proceeds to you. In addition, accounts with balances under $1,000 at year end will be charged a $12 small account fee, although we will waive the fee if combined Fund balances for the same shareholder tax ID number exceed $10,000.

We will reinvest into your account any dividends and distribution checks that are returned to us as "undeliverable" that remain outstanding over six months after the issue date. This reinvestment will reflect the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested.

Account Changes

To change your account registration:

Send a written request to SAFECO Mutual Funds, P.O. Box 34890, Seattle, WA 98124-1890. Make sure the request is signed by the authorized owner(s) of the account as specified on your account application. We may require certified copies of supporting documents (e.g., death certificates and court orders) and a signature guarantee before we can process the request.

To make changes to your Automatic Investment Method or Systematic Withdrawal
Plan:

Send your request in writing as indicated above. Or, if you have previously selected the single signature authorization for your account and have enrolled in the telephone option service, you may place your request by telephone.

                            SAFECO Family of Funds

Stability Of Principal
SAFECO Money Market Fund
SAFECO Tax-Free Money Market Fund


Bond Income
SAFECO Intermediate-Term U.S. Treasury Fund
SAFECO GNMA Fund
SAFECO High-Yield Bond Fund
SAFECO Managed Bond Fund


Tax-Free Bond Income
SAFECO Intermediate-Term Municipal Bond Fund
SAFECO Insured Municipal Bond Fund
SAFECO Municipal Bond Fund

SAFECO California Tax-Free Income Fund



High Current Income With Long-Term Growth
SAFECO Dividend Income Fund



Long-Term Growth
SAFECO Growth Opportunities Fund
SAFECO Equity Fund
SAFECO Northwest Fund
SAFECO International Stock Fund
SAFECO Balanced Fund

SAFECO Small Company Value Fund
SAFECO U.S. Value Fund

For More Information

If you would like more information, the following documents are available free upon request:

Annual/Semi-annual Reports

Additional information about a Fund's investments is available in the Fund's annual and semi-annual reports. In a Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected its performance during the last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Funds. A current SAI is on file with the Securities and Exchange Commission, is incorporated herein by reference and is legally considered part of this prospectus.

For these documents or to discuss your questions about the Funds,



Write to:  SAFECO Mutual Funds
           P.O. Box 34890
           Seattle, WA 98124-1890

Call:      1-800-624-5711
           Deaf and Hard of Hearing TTY/TDD Service: 1-800-438-8718

Visit our Web site:  www.safecofunds.com

E-Mail:    mfunds@safeco.com
           -----------------

Or contact the SEC:

Write to:  SEC Public Reference Room
           450 Fifth Street, N.W.
           Washington, DC 20549-6009

Call:  1-800-SEC-0330

Visit the SEC's Web site: http://www.sec.gov
                          ------------------

Visit the SEC's Public Reference Room: 450 Fifth Street, N.W., Washington, DC 20549-6009

Note: the SEC may charge a fee for documents. SEC 1940 Act File Numbers 811-5574
                                                                        811-7300
                                                                        811-3347
                                                                        811-6667

                              SAFECO Mutual Funds

________________________________________________________________________________

                       SAFECO Growth Opportunities Fund
                              SAFECO Equity Fund
                          SAFECO Dividend Income Fund
                             SAFECO Northwest Fund
                        SAFECO International Stock Fund
                          SAFECO High-Yield Bond Fund
                           SAFECO Money Market Fund

                                  Prospectus

                                Advisor Class A
                                Advisor Class B
                                Advisor Class C

________________________________________________________________________________

                             SAFECO Balanced Fund
                        SAFECO Small Company Value Fund
                            SAFECO U.S. Value Fund
                  SAFECO Intermediate-Term U.S. Treasury Fund
                               SAFECO GNMA Fund
                           SAFECO Managed Bond Fund
                    SAFECO California Tax-Free Income Fund
                          SAFECO Municipal Bond Fund

                                Prospectus

                                Advisor Class A
                                Advisor Class B



                                May 1, 2000


AS WITH ALL MUTUAL FUND SHARES, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OFFERED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.


[LOGO]

Table of Contents

STOCK FUNDS
SAFECO Growth Opportunities Fund*........................................
SAFECO Equity Fund.......................................................
SAFECO Dividend Income Fund**............................................
SAFECO Northwest Fund....................................................
SAFECO International Stock Fund..........................................
SAFECO Balanced Fund.....................................................
SAFECO Small Company Value Fund***.......................................
SAFECO U.S. Value Fund...................................................

TAXABLE BOND FUNDS
SAFECO Intermediate-Term U.S. Treasury Fund..............................
SAFECO GNMA Fund ........................................................
SAFECO High-Yield Bond Fund..............................................
SAFECO Managed Bond Fund.................................................

TAX-EXEMPT BOND FUNDS
SAFECO California Tax-Free Income Fund...................................
SAFECO Municipal Bond Fund...............................................

MONEY MARKET FUND
SAFECO Money Market Fund.................................................

Additional Fund Facts............... ....................................
Management...............................................................
Portfolio Managers.......................................................
Financial Highlights.....................................................
Fund Distributions and Tax Considerations................................

YOUR INVESTMENT..........................................................
How We Calculate the Value of Your Shares...............................
How We Value a Fund's Investments.......................................
Opening and Maintaining Your Account....................................
Choosing A Class of Shares..............................................
Sales Charge Reductions and Waivers.....................................
Purchasing Your Shares..................................................
Selling Your Shares.....................................................
Exchanging Shares from One Fund to Another..............................
Maintaining Your Account................................................
For More Information....................................................

*    formerly the SAFECO Growth Fund
**   formerly the SAFECO Income Fund
***  formerly the SAFECO Small Company Stock Fund

SAFECO GROWTH OPPORTUNITIES FUND

Objective

The SAFECO Growth Opportunities Fund seeks growth of capital and the increased income that ordinarily follows from such growth.


Principal Investment Strategies

The Growth Opportunities Fund ordinarily invests most of its assets in common stocks selected primarily for potential growth in value at a reasonable price. When evaluating a stock for purchase, the advisor considers the following factors:


 .  The strength of the company's balance sheet
 .  The quality of the management team
 .  The rate at which the company's earnings are projected to grow in the future

________________________________________________________________________________

   Common stocks represent equity interests in a corporation. Stockholders participate in earnings if dividends are declared and have a claim to the assets of a corporation at dissolution, behind creditors and preferred stock owners.

________________________________________________________________________________

The advisor seeks undervalued stocks with above-average growth potential. Although the portfolio may include companies of all sizes, many of the companies meeting the advisor's criteria for earnings growth are small in size and therefore quite volatile.

In selecting securities to buy, the advisor focuses on stocks that are attractively priced on a valuation basis. Most of the stocks in which the Fund invests have earnings growth potential, but may be trading at discounts relative to their industry peers and the overall market.

The advisor may decide to sell stocks if it believes that the company's growth prospects are no longer good or if the company fails to realize its growth potential. However, the Fund will keep holdings through periodic downturns if the advisor believes that the long-term growth prospects for the company are good. The Fund may sell some or all of its holdings in stocks that the advisor considers to be overvalued. Stocks may become overvalued as a result of overly optimistic earnings forecasts or because the market places unrealistic multiples on projected earnings. The Fund may also sell stocks if the advisor believes there are more attractive opportunities elsewhere or to raise cash to meet shareholder redemptions.

Principal Risk Factors

Loss of money is a risk of investing in the Growth Opportunities Fund. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests. The price of common stocks rises and falls in response to many factors, including the historical and prospective earnings of the issuers of the stock, the value of their assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Many of the stocks in this portfolio are more volatile than the general market. Growth stocks may be more volatile due to their higher price-to-earnings ratio. Because the Fund may invest in stocks issued by small companies, it may be subject to more frequent and more significant price movements. You should be prepared to see fluctuations in share price and variable investment returns. Due to the aggressive nature of the Growth Opportunities Fund, you should invest in it only if you are prepared to withstand market fluctuations over a period of several years.


Performance

The following bar chart and table provide some indication of the risks of investing in the Growth Opportunities Fund by showing how the Fund's performance has varied from year to year and how its performance compares over time to that of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), a widely recognized unmanaged index of stock performance. As with all mutual funds, past performance is not a prediction of future results.

Effective September 30, 1996, all of the then-existing shares of the Fund were redesignated No-Load Class shares and the Fund began offering Class A and Class B shares. Effective May 1, 2000, the Fund's name was changed from SAFECO Growth Fund to SAFECO Growth Opportunities Fund and the Fund began offering Class C shares. The performance information in the bar chart that follows reflects: (1) the actual performance of Class A shares of the Fund for the period since September 30, 1996; and (2) the performance of the No-Load Class of shares of the Fund prior to September 30, 1996, which does not reflect Rule 12b-1 fees. In addition, the performance reflected in the bar chart for the entire period shown does not reflect sales charges. If sales charges and Rule 12b-1 fees were reflected, the returns would be lower than those shown.

Total return is a measure of investment performance over a period of time. It includes dividends and capital gain distributions, as well as share price gain or loss.


12/31/90       -14.96%
12/31/91        62.65%
12/31/92        -3.07%
12/31/93        22.19%
12/31/94        -1.62%

12/31/95        26.10%
12/31/96        22.90%
12/31/97        49.61%
12/31/98         4.47%
12/31/99         _.__%


During the 10-year period shown in the bar chart, the highest quarterly return was _______% for the quarter ended ___________, and the lowest return was _________% for the quarter ended _______________.

With respect to Class A and Class B shares, which were first offered September 30, 1996, the performance information in the table that follows reflects: (1) the actual performance of Class A and Class B shares of the Fund for the period since September 30, 1996, and (2) the performance of the No-Load Class of shares of the Fund prior to September 30, 1996, restated to reflect the imposition of the maximum sales charge for Class A and the deduction of the maximum deferred sales charge for Class B shares. With respect to Class C shares, which were not offered until May 1, 2000, the performance information in the table that follows reflects: (1) the performance of Class B shares of the Fund for the period since September 30, 1996, restated to reflect the deduction of the maximum deferred sales charge for Class C shares; and (2) the performance of the No-Load Class of shares of the Fund prior to September 30, 1996, restated to reflect the deduction of the maximum deferred sales charge for Class C shares. Performance shown for the period prior to September 30, 1996 does not reflect annual Rule 12b-1 fees (.25% for Class A shares and 1.00% for Class B and C shares. If Rule 12b-1 fees were reflected, the returns would be lower than those shown.


     Average Annual Total Returns as of December 31, 1999

The following table shows how the Growth Opportunities Fund's Class A, Class B and Class C share performance compares to the S&P 500 Index:

                        1 year          5 years        10 years

SAFECO Growth
 Opportunities Fund*
    Class A              ___%            ___%           ___%
    Class B              ___%            ___%           ___%
    Class C              ___%            ___%           ___%
S&P 500 Index**          ___%            ___%           ___%

* Class C shares of the Fund were not offered until May 1, 2000. As required by Securities and Exchange Commission regulations, the Fund's returns shown above reflect the imposition of the maximum sales charge for Class A shares and the deduction of the maximum deferred sales charge for Class B shares. If you purchased Class A shares prior to 1999, or did not redeem Class B shares during that year, the Fund's Class A returns shown without the maximum initial sales charge would have been _____, _____, and _____ for 1, 5 and 10 years, respectively; the Fund's Class B returns shown without the maximum deferred sales charge would have been ______%, ______% and ______%, for 1, 5 and 10 years, respectively; and the Fund's Class B returns shown without the deferred sales charge would have been ___%, ___% and ___%, for 1, 5 and 10 years, respectively.

** The S&P 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The index reflects the reinvestment of dividends, if any, and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. This index is used for comparison purposes only, and the Fund's holdings do not necessarily mirror the index. Performance is based on historical earnings and does not indicate the Fund's future results.

Investment returns and principal value vary with market conditions. Your shares may be worth more or less than their original cost when you sell them.

Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

                                                     Class A  Class B  Class C
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                   5.75%*  None     None

Maximum deferred sales charge (load)
(as a percentage of the lesser of net asset value
 at redemption or the original purchase amount)       None    5.00%**  1.00%***

Maximum sales charge (load) imposed on
reinvested dividends (as a percentage
 of offering price)                                   None    None     None

Redemption fee (as a percentage
 of amount redeemed)                                  None     None     None

Exchange fee                                          None     None     None

Maximum account fee ****                              $ 12     $ 12     $ 12



________________

* Purchases of $1,000,000 or more of Class A shares are not subject to a front-end sales charge, but a 1% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified plans.

** The contingent deferred sales charge on Class B shares reduces to zero after six years from purchase, and the Class B shares convert to Class A shares at that time.

*** The contingent deferred sales charge on Class C shares applies only to redemptions made in the first twelve months after purchase.

**** The account fee is an annual charge only for accounts with under $1,000 in the Fund's shares at year end.


Annual Fund Operating Expenses (expenses that are deducted from Fund assets)


                                          Class A   Class B    Class C*

Management Fees                            0.60%     0.60%      0.60%
12b-1 Fees                                 0.25%     1.00%      1.00%
Other Expenses                             0.__%     0.__%      0.__%
Total Annual Fund Operating Expenses       _.__%     _.__%      0.__%
Fee Waiver**                               0.__%     0.__%      0.__%

Net Expenses                               _.__%     _.__%      _.__%

* Class C shares of the Fund were not offered until May 1, 2000. Annual operating expenses for Class C shares are estimated using actual expenses for Class B shares of the Fund during calendar year 1999.

** Adjusted to reflect the effect of the fee waiver on a calendar year basis, stated as a percentage of the Fund's average daily net assets. SAFECO Asset Management Company (SAM) has contractually agreed, from May 1, 1999 through April 30, 2009, to pay the Fund's aggregate operating expenses which exceed, in any given month, the rate of .40% per annum of the Fund's average daily net assets ("Expense Limitation"). This arrangement does not include the Fund's management fee, Rule 12b-1 fee, brokerage commissions, taxes, interest or extraordinary expenses. To the extent that the aggregate amount SAM paid or assumed in any prior months in a given year (May 1, 1999 through April 30, 2009) exceed the Expense Limitation, SAM may offset such amounts against the Expense Limitation for the current month.

________________________________________________________________________________

  Management fees are paid to SAFECO Asset Management Company (SAM) for investment advisory services including the provision of research, supervision and assistance in the management of the Fund.

  Other expenses include custody, accounting and administrative expenses; transfer agency and related expenses; shareholder servicing expenses; expenses related to preparing, printing and delivering prospectuses and shareholder reports; the expenses of holding shareholder meetings; legal and audit fees, trustees' compensation; federal and state registration fees; and extraordinary expenses.

________________________________________________________________________________

Example

This example is intended to help you compare the cost of investing in the Growth Opportunities Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Growth Opportunities Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's net operating expenses remain the same. Although your actual costs may be higher or lower, costs based on these assumptions would be:


                                1 year  3 years  5 years  10 years*

Class A                         $       $        $        $
Class B
  Assuming redemption at end
  of period                     $       $        $        $
  Assuming no redemption        $       $        $        $
Class C
  Assuming redemption
  within 12 months              $       $        $        $

  Assuming no redemption        $       $        $        $


______________

* Expenses for Class B shares reflect their conversion to Class A shares after six years.


SAFECO EQUITY FUND

Objective

The SAFECO Equity Fund seeks long-term growth of capital and reasonable current income.

Principal Investment Strategies


The Equity Fund will invest, during normal market conditions, at least 65% of its total assets in equity securities (which include common stocks and preferred stocks). The Equity Fund invests primarily in common stocks of large, established companies that are proven performers. When selecting stocks for the Equity Fund, the advisor looks for companies having:

 .  Consistent earnings growth
 .  Attractive dividend income
 .  Good value relative to the overall market


The Fund buys stocks for which the advisor believes the three- to five-year earnings per share outlook is good. The advisor may sell these stocks if prices become expensive relative to the three-year outlook for earnings or if earnings prospects deteriorate. The Fund also buys stocks for which the advisor foresees a specific short-term earnings catalyst, such as a cost cutting program or company restructure. The advisor may decide to sell these stocks if the earnings catalyst is not successful or if the stock price reaches a specific target. The advisor may also sell a portion of the Fund's holdings in a company if the market value of that security holding becomes too large and exceeds the proportion of the overall portfolio the advisor wants to invest in the stock, or to raise cash to meet shareholder redemptions.

________________________________________________________________________________

  Common stocks represent equity interests in a corporation. Stockholders participate in earnings if dividends are declared and have a claim to the assets of a corporation at dissolution, behind creditors and preferred stock owners.

  Preferred stocks are equity securities whose owners have a claim on a company's earnings and assets before holders of common stock, but after creditors. Preferred stocks generally pay more income and are less volatile than common stocks.

________________________________________________________________________________

Principal Risk Factors

Loss of money is a risk of investing in the Equity Fund. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests. The price of common stocks rises and falls in response to many factors, including the historical and prospective earnings of the issuers of the stock, the value of their assets, general economic conditions, interest rates, investor perceptions and market liquidity. The Equity Fund may be suitable for you if you seek an attractive total return on your investment but are uncomfortable with a more aggressive growth fund.



Performance

The following bar chart and table provide some indication of the risks of investing in the Equity Fund by showing how the Fund's performance has varied from year to year and how its performance compares over time to that of the S&P 500 Index, a widely recognized unmanaged index of stock performance. As with all mutual funds, past performance is not a prediction of future results.

Effective September 30, 1996, all of the then-existing shares of the Fund were redesignated No-Load Class shares and the Fund began offering Class A and Class B shares. The Fund began offering Class C shares effective May 1, 2000. The performance information in the bar chart below reflects: (1) the actual performance of Class A shares of the Fund for the period since September 30, 1996; and (2) the performance of the No-Load Class of shares of the Fund prior to September 30, 1996, which does not reflect Rule 12b-1 fees. In addition, the performance reflected in the bar chart for the entire period shown does not reflect sales charges. If sales charges and Rule 12b-1 fees were reflected, the returns would be lower than those shown.

Total return is a measure of investment performance over a period of time. It includes dividends and capital gain distributions, as well as share price gain or loss.


12/31/90       -8.57%
12/31/91       27.91%
12/31/92        9.26%
12/31/93       30.91%
12/31/94        9.93%
12/31/95       25.26%
12/31/96       25.00%
12/31/97       23.56%
12/31/98       24.77%
12/31/99       __.__%

During the 10-year period shown in the bar chart, the highest quarterly return was _______% for the quarter ended __________________, and the lowest return was ________________% for the quarter ended ________________.


With respect to Class A and Class B shares, which were first offered September 30, 1996, the performance information in the table that follows reflects: (1) the actual performance of Class A and Class B shares of the Fund for the period since September 30, 1996, and (2) the performance of the No-Load Class of shares of the Fund prior to September 30, 1996, restated to reflect the imposition of the maximum sales charge for Class A and the deduction of the maximum deferred sales charge for Class B shares. With respect to Class C shares, which were not offered until May 1, 2000, the performance information in the table that follows reflects: (1) the performance of Class B shares of the Fund for the period since September 30, 1996, restated to reflect the deduction of the maximum deferred sales charge for Class C shares; and (2) the performance of the No-Load Class of shares of the Fund prior to September 30, 1996, restated to reflect the deduction of the maximum deferred sales charge for Class C shares. Performance shown for the period prior to September 30, 1996 does not reflect annual Rule 12b-1 fees (.25% for Class A shares and 1.00% for Class B and C shares). If Rule 12b-1 fees were reflected, the returns would be lower than those shown.


Average Annual Total Returns as of December 31, 1999

The following table shows how the Equity Fund's Class A, Class B and Class C share performance compares to the S&P 500 Index:


                         1 year         5 years        10 years
SAFECO Equity Fund*
    Class A               ___%            ___%            ___%
    Class B               ___%            ___%            ___%
    Class C               ___%            ___%            ___%
S&P 500 Index**           ___%            ___%            ___%


* Class C shares of the Fund were not available until May 1, 2000. As required by Securities and Exchange Commission regulations, the Fund's returns shown above reflect the imposition of the maximum sales charge for Class A shares and the deduction of the maximum deferred sales charge for Class B shares. If you purchased Class A shares prior to 1999, or did not redeem Class B or Class C shares during that year, the Fund's Class A returns shown without the maximum initial sales charge would have been _____, _____, and _____ for 1, 5 and 10 years, respectively; the Fund's Class B returns shown without the maximum deferred sales charge would have been ______%, ______% and ______%, for 1, 5 and 10 years, respectively; and the Fund's Class C returns shown without the deferred sales charge would have been ___%, ___% and ___%, for 1, 5 and 10 years respectively.


** The S&P 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The index reflects the reinvestment of dividends, if any, and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. This index is used for comparison purposes only, and the Fund's holdings do not necessarily mirror the index. Performance is based on historical earnings and does not indicate the Fund's future results.

Investment returns and principal value vary with market conditions. Your shares may be worth more or less than their original cost when you sell them.


Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)


                                                     Class A  Class B  Class C

Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                   5.75%*  None     None

Maximum deferred sales charge (load)
(as a percentage of the lesser of net asset value
 at redemption or the original purchase amount)       None    5.00%**  1.00%***

Maximum sales charge (load) imposed on
reinvested dividends (as a percentage
 of offering price)                                   None     None     None

Redemption fee (as a percentage
 of amount redeemed)                                  None     None     None

Exchange fee                                          None     None     None
Maximum account fee****                               $12      $12      $12


___________________

* Purchases of $1,000,000 or more of Class A shares are not subject to a front-end sales charge, but a 1% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified plans.

** The contingent deferred sales charge on Class B shares reduces to zero after six years from purchase, and the Class B shares convert to Class A shares at that time.

*** The contingent deferred sales charge on Class C shares applies only to redemptions made in the first twelve months after purchase.

**** The account fee is an annual charge only for accounts with under $1,000 in the Fund's shares at year end.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)


                                        Class A   Class B    Class C*
Management Fees                            0.56%     0.56%      0.56%
12b-1 Fees                                 0.25%     1.00%      1.00%
Other Expenses                             0.__%     0.__%      0.__%
Total Annual Fund Operating Expenses       _.__%     _.__%      0.__%
Fee Waiver**                               0.__%     0.__%      0.__%
Net Expenses                               _.__%     _.__%      _.__%


    * Class C shares of the Fund were not offered until May 1, 2000. Annual operating expenses for Class C shares are estimated using actual expenses for Class B shares of the Fund during calendar year 1999.

** SAFECO Asset Management Company (SAM) has contractually agreed, from May 1, 1999 through April 30, 2009, to pay the Fund's aggregate operating expenses which exceed, in any given month, the rate of .40% per annum of the Fund's average daily net assets ("Expense Limitation"). This arrangement does not include the Fund's management fee, Rule 12b-1 fee, brokerage commissions, taxes, interest or extraordinary expenses. To the extent that the aggregate amount SAM paid or assumed in any prior months in a given year (May 1, 1999 through April 30, 2009) exceed the Expense Limitation, SAM may offset such amounts against the Expense Limitation for the current month.

________________________________________________________________________________

  Management fees are paid to SAFECO Asset Management Company (SAM) for investment advisory services including the provision of research, supervision and assistance in the management of the Fund.

  Other expenses include custody, accounting and administrative expenses; transfer agency and related expenses; shareholder servicing expenses; expenses related to preparing, printing and delivering prospectuses and shareholder reports; the expenses of holding shareholder meetings; legal and audit fees, trustees' compensation; federal and state registration fees; and extraordinary expenses.

________________________________________________________________________________

Example

This example is intended to help you compare the cost of investing in the Equity Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Equity Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's net operating expenses remain the same. Although your actual costs may be higher or lower, costs based on these assumptions would be:


                                1 year  3 years  5 years  10 years*

Class A                         $       $        $        $
Class B
  Assuming redemption at end
  of period                     $       $        $        $
  Assuming no redemption        $       $        $        $
Class C
  Assuming redemption
  within 12 months              $       $        $        $
  Assuming no redemption        $       $        $        $


_______________

* Expenses for Class B shares reflect their conversion to Class A shares after six years.

SAFECO DIVIDEND INCOME FUND

Objective

The SAFECO Dividend Income Fund seeks high current income and, when consistent with its objective, long-term growth of capital.

Principal Investment Strategies

The Dividend Income Fund will invest, during normal market conditions, at least 65% of its total assets in dividend-paying securities, primarily common stocks. The Fund may invest in convertible corporate bonds and preferred stocks (including corporate bonds and preferred stocks that convert to common stock either automatically after a specified period of time or at the option of the issuer).

The advisor seeks companies having:

 .  Strong earnings
 .  A history of dividend growth
 .  Attractive share prices
 .  Excellent growth potential

Less than 35% of the Dividend Income Fund's net assets will be invested in convertible corporate bonds that are rated below investment grade or comparable unrated bonds (commonly referred to as "junk" or high-yield bonds).




  Common stocks represent equity interests in a corporation. Stockholders participate in earnings if dividends are declared and have a claim to the assets of a corporation at dissolution, behind creditors and preferred stock owners.

  Convertible corporate bonds are corporate debt securities which can be converted or exchanged for common stock. Their prices are influenced by changes in interest rates and the value of the assets into which they may be converted or exchanged.

  Preferred stocks are equity securities whose owners have a claim on a company's earnings and assets before holders of common stock, but after creditors. Preferred stocks generally pay more income and are less volatile than common stocks.


In selecting securities to buy, the advisor analyzes a company's price-to-earnings ratio compared to its historical ratios, industry comparisons, the ratio for the company's competitors and companies with similar growth rates.

The advisor may decide to sell a security once it meets the advisor's price target, if the company's earnings prospects or other fundamental value indicators deteriorate, or to raise cash to meet shareholder redemptions.


Principal Risk Factors

Loss of money is a risk of investing in the Dividend Income Fund. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests. The price of common stocks rises and falls in response to many factors, including the historical and prospective earnings of the issuers of the stock, the value of their assets, general economic conditions, interest rates, investor perceptions and market liquidity.

There are special risks associated with bonds, including convertible corporate bonds, that are rated below investment grade. These risks include greater price volatility, sensitivity to interest rate changes, reduced liquidity and a higher risk of default. The Dividend Income Fund may be suitable for you if you want a current income component to your stock investments.



Performance

The following bar chart and table provide some indication of the risks of investing in the Dividend Income Fund by showing how the Fund's performance has varied from year to year and how its performance compares over time to that of the S&P 500 Index, a widely recognized unmanaged index of stock performance. As with all mutual funds, past performance is not a prediction of future results.

Effective September 30, 1996, all of the then-existing shares of the Fund were redesignated No-Load Class shares and the Fund began offering Class A and Class B shares. Effective May 1, 2000, the Fund's name was changed from SAFECO Income Fund to SAFECO Dividend Income Fund and the Fund began offering Class C shares. The performance information in the bar chart below reflects: (1) the actual performance of Class A shares of the Fund for the period since September 30, 1996; and (2) the performance of the No-Load Class of shares of the Fund prior to September 30, 1996, which does not reflect Rule 12b-1 fees. In addition, the performance reflected in the bar chart for the entire period shown does not reflect sales charges. If sales charges and Rule 12b-1 fees were reflected, the returns would be lower than those shown.

Total return is a measure of investment performance over a period of time. It includes dividends and capital gain distributions, as well as share price gain or loss.

12/31/90     -10.75%
12/31/91      23.25%

12/31/92      11.47%
12/31/93      12.55%
12/31/94      -1.09%
12/31/95      30.36%
12/31/96      23.95%
12/31/97      26.15%
12/31/98       5.38%
12/31/99      __.__%

During the 10-year period shown in the bar chart, the highest quarterly return was _________% for the quarter ended ___________, and the lowest return was ___________% for the quarter ended __________.

With respect to the Class A and Class B shares, which were first offered September 30, 1996, the performance information in the table that follows reflects: (1) the actual performance of Class A and Class B shares of the Fund for the period since September 30, 1996, and (2) the performance of the No-Load Class of shares of the Fund prior to September 30, 1996, restated to reflect the imposition of the maximum sales charge for Class A and the deduction of the maximum deferred sales charge for Class B shares. With respect to Class C shares, which were not offered until May 1, 2000, the performance information in the table that follows reflects: (1) the performance of Class B shares of the Fund for the period since September 30, 1996, restated to reflect the deduction of the maximum deferred sales charge for Class C shares; and (2) the performance of the No-Load Class of shares of the Fund prior to September 30, 1996, restated to reflect the deduction of the maximum deferred sales charge for Class C shares. Performance shown for the period prior to September 30, 1996 does not reflect annual 12b-1 fees (.25% for Class A shares and 1.00% for Class B and C shares). If Rule 12b-1 fees were reflected, the returns would be lower than those shown.

     Average Annual Total Returns as of December 31, 1999

The following table shows how the Dividend Income Fund's Class A, Class B and Class C share performance compares to the S&P 500 Index:

                               1 year  5 years   10 years
SAFECO Dividend Income Fund*
    Class A                     ___%     ___%      ___%
    Class B                     ___%     ___%      ___%
    Class C                     ___%     ___%      ___%
S&P 500 Index**                 ___%     ___%      ___%

* Class C shares of the Fund were not available until May 1, 2000. As required by Securities and Exchange Commission regulations, the Fund's returns shown above reflect the imposition of the maximum sales charge for Class A shares and the deduction of the maximum deferred sales charge for Class B shares. If you purchased Class A shares prior to 1999, or did not redeem Class B shares during that year, the Fund's Class A returns shown without the maximum initial sales charge would have been _____, _____, and _____ for 1, 5 and 10 years, respectively; the Fund's Class B returns shown without the maximum deferred sales charge would have been ______%, ______% and ______%, for 1, 5 and 10 years, respectively; and the Fund's Class C returns shown without the deferred sales charge would have been ___%, ___% and ___%, for 1, 5 and 10 years, respectively.

** The S&P 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The index reflects the reinvestment of dividends, if any, and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. This index is used for comparison purposes only, and the Fund's holdings do not necessarily mirror the index. Performance is based on historical earnings and does not indicate the Fund's future results.

Investment returns and principal value vary with market conditions. Your shares may be worth more or less than their original cost when you sell them.

Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

                                                     Class A  Class B  Class C

Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                  5.75%*   None     None

Maximum deferred sales charge (load)
(as a percentage of the lesser of net asset value
at redemption or the original purchase amount)       None     5.00%**  1.00%***

Maximum sales charge (load) imposed on
reinvested dividends (as a percentage
of offering price)                                   None     None     None

Redemption fee (as a percentage
of amount redeemed)                                  None     None     None

Exchange fee                                         None     None     None

Maximum account fee ****                             $ 12     $ 12     $ 12

___________

* Purchases of $1,000,000 or more of Class A shares are not subject to a front-end sales charge, but a 1% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified plans.

** The contingent deferred sales charge on Class B shares reduces to zero after six years from purchase, and the Class B shares convert to Class A shares at that time.

*** The contingent deferred sales charge on Class C shares applies only to redemptions made in the first twelve months after purchase.

**** The account fee is an annual charge only for accounts with under $1,000 in the Fund's shares at year end.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                        Class A   Class B   Class C*
Management Fees                            0.67%     0.67%      0.67%
12b-1 Fees                                 0.25%     1.00%      1.00%
Other Expenses                             0.__%     0.__%      0.__%
Total Annual Fund Operating Expenses        .__%      .__%      0.__%
Fee Waiver**                               0.__%     0.__%      0.__%
Net Expenses                                .__%      .__%       .__%

* Class C shares of the Fund were not offered until May 1, 2000. Annual operating expenses for Class C shares are estimated using actual expenses for Class B shares of the Fund during calendar year 1999.

** SAFECO Asset Management Company (SAM) has contractually agreed, from May 1, 1999 through April 30, 2009, to pay the Fund's aggregate operating expenses which exceed, in any given month, the rate of .40% per annum of the Fund's average daily net assets ("Expense Limitation"). This arrangement does not include the Fund's management fee, Rule 12b-1 fee, brokerage commissions, taxes, interest or extraordinary expenses. To the extent that the aggregate amount SAM paid or assumed in any prior months in a given year (May 1, 1999 through April 30, 2009) exceed the Expense Limitation, SAM may offset such amounts against the Expense Limitation for the current month.

  Management fees are paid to SAFECO Asset Management Company (SAM) for investment advisory services including the provision of research, supervision and assistance in the management of the Fund.

  Other expenses include custody, accounting and administrative expenses; transfer agency and related expenses; shareholder servicing expenses; expenses related to preparing, printing and delivering prospectuses and shareholder reports; the expenses of holding shareholder meetings; legal and audit fees, trustees' compensation; federal and state registration fees; and extraordinary expenses.

Example

This example is intended to help you compare the cost of investing in the Dividend Income Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Dividend Income Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's net operating expenses remain the same. Although your actual costs may be higher or lower, costs based on these assumptions would be:

                              1 year    3 years    5 years   10 years*

Class A                         $         $          $          $
Class B
  Assuming redemption at end
  of period                     $         $          $          $
  Assuming no redemption        $         $          $          $
Class C
  Assuming redemption
  within 12 months              $         $          $          $
  Assuming no redemption        $         $          $          $

______________

* Expenses for Class B shares reflect their conversion to Class A shares after six years.

SAFECO NORTHWEST FUND

Objective

The SAFECO Northwest Fund seeks long-term growth of capital through investing primarily in Northwest companies.


Principal Investment Strategies

The Northwest Fund invests at least 65% of its total assets in shares of common stocks and preferred stocks of companies located in the Northwest, selected primarily for potential long-term appreciation.


When selecting stocks, the advisor looks for companies with:

 . Principal executive offices in Alaska, Idaho, Montana, Oregon or Washington . Faster earnings growth than their competitors in the U.S.

 .  A share price that represents good value.

The Fund may concentrate its investments in technology companies to a greater extent than other regional funds or more general multi-cap funds, because technology is a clear driver of the Washington state economy. The Fund's technology holdings may include telecommunications, medical technology and computer-related companies.


To reduce the risk of a decline in the value of securities it holds, or to reduce the risk of a rise in the value of securities it intends to acquire, the Fund may invest in index futures.


Common stocks represent equity interests in a corporation. Stockholders participate in earnings if dividends are declared and have a claim to the assets of a corporation at dissolution, behind creditors and preferred stock owners.

Preferred stocks are equity securities whose owners have a claim on a company's earnings and assets before holders of common stock, but after creditors. Preferred stocks generally pay more income and are less volatile than common stocks.

Index futures give the Fund the right to receive an amount of cash if the closing level of the stock index upon which the contract is based is greater than (in the case of a call) or less than (in the case of a put) the strike price at a predetermined exercise price for a given period of time.

In deciding whether to buy a company's stock, the advisor focuses on stocks that are attractively priced on a valuation basis -- preferring companies that have low price-to-earnings ratios when compared to other companies in the same industry. The Fund may sell stocks that have reached a specific price target or that the advisor considers to be overvalued compared with other stocks in the industry. Stocks may become overvalued when earnings forecasts are too optimistic or the market places unrealistic multiples on projected earnings. The advisor may also sell a company's stock when the advisor believes that the growth prospects for the company are no longer good, if the company fails to realize its growth potential, if the advisor believes there are more attractive opportunities elsewhere, or to raise cash to meet shareholder redemptions.



Principal Risk Factors


Loss of money is a risk of investing in the Northwest Fund. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests. The price of common stocks rises and falls in response to many factors, including the historical and prospective earnings of the issuers of the stock, the value of their assets, general economic conditions, interest rates, investor perceptions and market liquidity.

The Northwest Fund carries special risks due to its geographic concentration. These include a smaller universe of securities to choose from and fluctuations in the regional economy. Many of the companies whose securities are purchased for the Northwest Fund are small in size and may therefore be more volatile. The Northwest Fund may be suitable for you if you seek long-term growth and are prepared to withstand the risks associated with geographic concentration.

Investment in futures is subject to the risk that the advisor may take a position opposite to the direction in which the market or index actually moves. Also, the price of the futures contract may not move in the same direction as the price of the underlying security. There may not be a liquid secondary market in which to resell futures contracts.

The value of the Fund's shares may be particularly vulnerable to factors affecting the telecommunications and technology industries, such as substantial governmental regulation and the need for governmental approvals, dependency on consumer and business acceptance as new technologies evolve, and large and rapid price movements resulting from, among other things, fierce competition in these industries. Additional factors affecting the technology industry and the value of your shares include rapid obsolescence of products and services, short product cycles and aggressive pricing. Many technology companies are small and are at an early stage of development and, therefore, may be subject to risks such as those arising out of limited product lines, markets and financial and managerial resources.

Performance

The following bar chart and table provide some indication of the risks of investing in the Northwest Fund by showing how performance has varied from year to year and how its performance compares over time to that of the S&P 500 Index, a widely recognized unmanaged index of stock performance. As with all mutual funds, past performance is not a prediction of future results.

Effective September 30, 1996, all of the then-existing shares of the Fund were redesignated No-Load Class shares and the Fund began offering Class A and Class B shares. The Fund began offering Class C shares effective May 1, 2000. The performance information in the bar chart below reflects: (1) the actual performance of Class A shares of the Fund for the period since September 30, 1996; and (2) the performance of the No-Load Class of shares of the Fund prior to September 30, 1996, which does not reflect Rule 12b-1 fees. In addition, the performance reflected in the bar chart for the entire period shown does not reflect sales charges. If sales charges and Rule 12b-1 fees were reflected, the returns would be lower than those shown.

Total return is a measure of investment performance over a period of time. It includes dividends and capital gain distributions, as well as share price gain or loss.

12/31/90
12/31/91
12/31/92      14.08%
12/31/93       1.03%
12/31/94      -1.55%
12/31/95      20.17%
12/31/96      14.95%
12/31/97      30.79%
12/31/98       2.87%
12/31/99      __.__%

Since the Fund's inception in 1991, the highest quarterly return was ______% for the quarter ended _____________, and the lowest return was _________% for the quarter ended ______________.


With respect to Class A and Class B shares, which were first offered September 30, 1996 the performance information in the table that follows reflects: (1) the actual performance of Class A and Class B shares of the Fund for the period since September 30, 1996, and (2) the performance of the No-Load Class of shares of the Fund prior to September 30, 1996, restated to reflect the imposition of the maximum sales charge for Class A and the deduction of the maximum deferred sales charge for Class B shares. With respect to Class C shares, which were not offered until May 1, 2000, the performance information in the table that follows reflects: (1) the performance of Class B shares of the Fund for the period since September 30, 1996, restated to reflect the deduction of the maximum deferred sales charge for Class C shares; and (2) the performance of the No-Load Class of shares of the Fund prior to September 30, 1996, restated to reflect the deduction of the maximum deferred sales charge for Class C shares. Performance shown for the period prior to September 30, 1996 does not reflect annual Rule 12b-1 fees (.25% for Class A shares and 1.00% for Class B and C shares). If Rule 12b-1 fees were reflected, the returns would be lower than those shown.

Average Annual Total Returns as of December 31, 1999

The following table shows how the Northwest Fund's Class A, Class B and Class C share performance compares to the S&P 500 Index:

                                                February 7, 1991
                                                  (inception) to
                         1 year      5 years   December 31, 1999
SAFECO Northwest Fund*
       Class A            ___%          ___%                ___%
       Class B            ___%          ___%                ___%
       Class C            ___%          ___%                ___%
       S&P 500 Index**    ___%          ___%                ___%


* Class C shares of the Fund were not available until May 1, 2000. As required by Securities and Exchange Commission regulations, the Fund's returns shown above reflect the imposition of the maximum sales charge for Class A shares and the deduction of the maximum deferred sales charge for Class B shares. If you purchased Class A shares prior to 1999, or did not redeem Class B or Class C shares during that year, the Fund's Class A returns shown without the maximum initial sales charge would have been _____, _____, and _____ for 1, 5 and 10 years, respectively; the Fund's Class B returns shown without the maximum deferred sales charge would have been ______%, ______% and ______%, for 1, 5 and 10 years, respectively; and the Fund's Class C returns shown without the deferred sales charge would have been ___%, ___% and ___%, for 1, 5 and 10 years, respectively.


** The S&P 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The index reflects the reinvestment of dividends, if any, and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. This index is used for comparison purposes only, and the Fund's holdings do not necessarily mirror the index. Performance is based on historical earnings and does not indicate the Fund's future results.


Investment returns and principal value vary with market conditions. Your shares may be worth more or less than their original cost when you sell them.


Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)


                                                     Class A  Class B  Class C

Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                   5.75%*  None     None

Maximum deferred sales charge (load)
(as a percentage of the lesser of net asset value
 at redemption or the original purchase amount)      None     5.00%**  1.00%***

Maximum sales charge (load) imposed on
reinvested dividends (as a percentage
 of offering price)                                  None     None     None

Redemption fee (as a percentage
 of amount redeemed)                                 None     None     None

Exchange fee                                         None     None     None
Maximum account fee ****                             $ 12     $ 12     $ 12


----------------

* Purchases of $1,000,000 or more of Class A shares are not subject to a front-end sales charge, but a 1% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified plans.

** The contingent deferred sales charge on Class B shares reduces to zero after six years from purchase, and the Class B shares convert to Class A shares at that time.

*** The contingent deferred sales charge on Class C shares applies only to redemptions made in the first twelve months after purchase.

**** The account fee is an annual charge only for accounts with under $1,000 in the Fund's shares at year end.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)


                                        Class A   Class B   Class C*
Management Fees                          0.71%     0.71%     0.71%
12b-1 Fees                               0.25%     1.00%     1.00%
Other Expenses                           0.__%     0.__%     0.__%
Total Annual Fund Operating Expenses      .__%      .__%     0.__%
Fee Waiver**                             0.__%     0.__%     0.__%
Net Expenses                              .__%      .__%      .__%

--------------------------------------------------------------------------------

* Class C shares of the Fund were not offered until May 1, 2000. Annual operating expenses for Class C shares are estimated using actual expenses for Class B shares of the Fund during calendar year 1999.

** Adjusted to reflect the effect of the fee waiver on a calendar year basis, stated as a percentage of the Fund's average daily net assets. SAFECO Asset Management Company (SAM) has contractually agreed, from May 1, 1999 through April 30, 2009, to pay the Fund's aggregate operating expenses which exceed, in any given month, the rate of .40% per annum of the Fund's average daily net assets ("Expense Limitation"). This arrangement does not include the Fund's management fee, Rule 12b-1 fee, brokerage commissions, taxes, interest or extraordinary expenses. To the extent that the aggregate amount SAM paid or assumed in any prior months in a given year (May 1, 1999 through April 30, 2009) exceed the Expense Limitation, SAM may offset such amounts against the Expense Limitation for the current month.

--------------------------------------------------------------------------------

  Management fees are paid to SAFECO Asset Management Company (SAM) for investment advisory services including the provision of research, supervision and assistance in the management of the Fund.

  Other expenses include custody, accounting and administrative expenses; transfer agency and related expenses; shareholder servicing expenses; expenses related to preparing, printing and delivering prospectuses and shareholder reports; the expenses of holding shareholder meetings; legal and audit fees, trustees' compensation; federal and state registration fees; and extraordinary expenses.

_____________________________________________________________________________

Example

This example is intended to help you compare the cost of investing in the Northwest Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Northwest Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's net operating expenses remain the same. Although your actual costs may be higher or lower, costs based on these assumptions would be:


                                1 year  3 years  5 years  10 years*

Class A                         $       $        $        $
Class B
  Assuming redemption at end
  of period                     $       $        $        $
  Assuming no redemption        $       $        $        $
Class C
  Assuming redemption
  within 12 months              $       $        $        $
  Assuming no redemption        $       $        $        $
----------------

* Expenses for Class B shares reflect their conversion to Class A shares after six years.



SAFECO INTERNATIONAL STOCK FUND

Objective

The SAFECO International Stock Fund seeks maximum long-term total return (capital appreciation and income) by investing primarily in common stocks of established non-U.S. companies.

Principal Investment Strategies


The International Stock Fund, under normal market conditions, invests at least 65% of its total assets in the common stock of companies domiciled in at least five countries, not including the United States. When selecting stocks, Bank of Ireland Asset Management (U.S.) Limited, the sub-advisor that manages the International Stock Fund, focuses on stocks that:



 .  Appear undervalued
 .  Are liquid and readily traded on established foreign exchanges

In an attempt to reduce the risks associated with fluctuations in foreign currency values, security prices and interest rates, the International Stock Fund may invest in futures contracts and options for hedging purposes.

--------------------------------------------------------------------------------

  Common stocks represent equity interests in a corporation. Stockholders participate in earnings if dividends are declared and have a claim to the assets of a corporation at dissolution, behind creditors and preferred stock owners.

  Futures contracts are agreements to buy or sell a specific amount of a commodity or financial investment at a particular price on a stated future date.

  Options are rights to buy or sell property that are granted in exchange for an agreed-upon sum. If the rights are not exercised after a specified period, the options expire and the option buyer forfeits the money.

--------------------------------------------------------------------------------

In deciding whether to buy a company's stock, the sub-advisor focuses on stocks that are attractively priced on a valuation basis -- preferring companies that have low price-to-earnings ratios when compared to their historic ratios, to other companies in the same industry, or to companies with similar growth records. The sub-advisor may sell a stock when it reaches a specific price target, when the sub-advisor believes the company's earnings prospects or other fundamental value indicators have deteriorated, or to raise cash to meet shareholder redemptions.



Principal Risk Factors


Loss of money is a risk of investing in the International Stock Fund. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests. The price of common stocks rises and falls in response to many factors, including the historical and prospective earnings of the issuers of the stock, the value of their assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Overseas investing carries potential risks not associated with domestic investments. These risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (6) increased price volatility, and (7) delays in transaction settlement in some foreign markets.


Investment in futures contracts and options is subject to the risk that the sub-advisor may take a position opposite to the direction in which the market actually moves. Also, the price of the future or option contract may not move in the same direction as the price of the underlying security. There may not be a liquid secondary market in which to resell the futures contracts and options. The International Stock Fund may be suitable for you if you want exposure to international equity markets.


Performance

The following bar chart and table provide some indication of the risks of investing in the International Stock Fund by showing how the Fund's performance has varied from year to year and how its performance compares over time to that of the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI
EAFE) Index, a recognized unmanaged index of international stock performance. As with all mutual funds, past performance is not a prediction of future results.

Effective September 30, 1996, all of the then-existing shares of the Fund were redesignated No-Load Class shares and the Fund began offering Class A and Class B shares. The Fund began offering Class C shares effective May 1, 2000. The performance information in the bar chart below reflects the actual performance of Class A shares of the Fund. The performance reflected in the bar chart does not reflect sales charges. If sales charges were reflected, the returns would be lower than those shown.

Total return is a measure of investment performance over a period of time. It includes dividends and capital gain distributions, as well as share price gain or loss.

12/31/90
12/31/91
12/31/92
12/31/93
12/31/94
12/31/95
12/31/96
12/31/97       4.30%
12/31/98      13.68%
12/31/99      __.__%

Since the Fund's inception in 1996, the highest quarterly return was _____% for the quarter ended ____________, and the lowest return was ___% for the quarter ended ________________.


With respect to Class A and Class B shares, which were first offered September 30, 1996, the performance information in the table that follows reflects (1) the actual performance of Class A and Class B shares of the Fund for the period since September 30, 1996, and (2) the performance of the No-Load Class of shares of the Fund prior to September 30, 1996, restated to reflect the imposition of the maximum sales charge for Class A and the deduction of the maximum deferred sales charge for Class B shares. With respect to Class C shares, which were not offered until May 1, 2000, the performance information in the table that follows reflects: (1) the performance of Class B shares of the Fund for the period since September 30, 1996, restated to reflect the deduction of the maximum deferred sales charge for Class C shares; and (2) the performance of the No-Load Class of shares of the Fund prior to September 30, 1996, restated to reflect the deduction of the maximum deferred sales charge for Class C shares. Performance shown for the period prior to September 30, 1996 does not reflect annual Rule 12b-1 fees (.25% for Class A shares and 1.00% for Class B and C shares). If Rule 12b-1 fees were reflected, the returns would be lower than those shown.

     Average Annual Total Returns as of December 31, 1999
     --------------------------------------------------------

The following table shows how the International Stock Fund's Class A, Class B and Class C share performance compares to the MSCI EAFE Index:

                                       January 31, 1996
                                         (inception) to
                            1 year    December 31, 1999
International Stock Fund*
 Class A                     ___%     ___%
 Class B                     ___%     ___%
 Class C                     ___%     ___%
MSCI EAFE Index**            ___%     ___%

* Class C shares of the Fund were not available until May 1, 2000. As required by Securities and Exchange Commission regulations, the Fund's returns shown above reflect the imposition of the maximum sales charge for Class A shares and the deduction of the maximum deferred sales charge for Class B shares. If you purchased Class A shares prior to 1999, or did not redeem Class B or Class C shares during that year, the Fund's Class A returns shown without the maximum initial sales charge would have been _____, _____, and _____ for 1, 5 and 10 years, respectively; the Fund's Class B returns shown without the maximum deferred sales charge would have been ______%, ______% and ______%, for 1, 5 and 10 years, respectively; and the Fund's Class C returns shown without the deferred sales charge would have been _____%, _____% and _____%, for 1, 5 and 10 years respectively.

** The MSCI EAFE Index is an unmanaged index comprised of 21 developed equity markets outside of North America. The index reflects the reinvestment of dividends, if any, and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. This index is used for comparison purposes only, and the Fund's holdings do not necessarily mirror the index. Performance is based on historical earnings and does not indicate the Fund's future results.


Investment returns and principal value vary with market conditions. Your shares may be worth more or less than their original cost when you sell them.

Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

                                                      Class A  Class B  Class C
Maximum sales charge (load) imposed on purchases         5.75%*  None     None
(as a percentage of offering price)

Maximum deferred sales charge (load)
(as a percentage of the lesser of net asset value       None     5.00%**  1.00%***
at redemption or the original purchase amount)

Maximum sales charge (load) imposed on
reinvested dividends (as a percentage                   None     None     None
of offering price)

Redemption fee (as a percentage                         None     None     None
of amount redeemed)
                                                        None     None     None
Exchange fee
Maximum account fee ****                                $12      $12      $12

----------------

* Purchases of $1,000,000 or more of Class A shares are not subject to a front-end sales charge, but a 1% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified plans.

** The contingent deferred sales charge on Class B shares reduces to zero after six years from purchase, and the Class B shares convert to Class A shares at that time.

*** The contingent deferred sales charge on Class C shares applies only to redemptions made in the first twelve months after purchase.

**** The account fee is an annual charge only for accounts with under $1,000 in the Fund's shares at year end.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                        Class A   Class B     Class C*
Management Fees                            1.03%     1.03%      1.03%
12b-1 Fees                                 0.25%     1.00%      1.00%
Other Expenses                             0.__%     0.__%      0.__%
Total Annual Fund Operating Expenses        .__%      .__%      0.__%
Fee Waiver**                               0.__%     0.__%      0.__%
Net Expenses                                .__%      .__%       .__%

________________________________________________________________________________

* Class C shares of the Fund were not offered until May 1, 2000. Annual operating expenses for Class C shares are estimated using actual expenses for Class B shares of the Fund during calendar year 1999.

** Adjusted to reflect the effect of the fee waiver on a calendar year basis, stated as a percentage of the Fund's average daily net assets. SAFECO Asset Management Company (SAM) has contractually agreed, from May 1, 1999 through April 30, 2009, to pay the Fund's aggregate operating expenses which exceed, in any given month, the rate of .40% per annum of the Fund's average daily net assets ("Expense Limitation"). This arrangement does not include the Fund's management fee, Rule 12b-1 fee, brokerage commissions, taxes, interest or extraordinary expenses. To the extent that the aggregate amount SAM paid or assumed in any prior months in a given year (May

1, 1999 through April 30, 2009) exceed the Expense Limitation, SAM may offset such amounts against the Expense Limitation for the current month.

  Management fees are paid to SAFECO Asset Management Company (SAM) for investment advisory services including the provision of research, supervision and assistance in the management of the Fund.

  Other expenses include custody, accounting and administrative expenses; transfer agency and related expenses; shareholder servicing expenses; expenses related to preparing, printing and delivering prospectuses and shareholder reports; the expenses of holding shareholder meetings; legal and audit fees, trustees' compensation; federal and state registration fees; and extraordinary expenses.

_____________________________________________________________________________

Example

This example is intended to help you compare the cost of investing in the International Stock Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the International Stock Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's net operating expenses remain the same. Although your actual costs may be higher or lower, costs based on these assumptions would be:

                                1 year  3 years  5 years  10 years*

Class A                          $       $        $        $
Class B
  Assuming redemption at end
  of period                      $       $        $        $
  Assuming no redemption         $       $        $        $
Class C
  Assuming redemption
  within 12 months               $       $        $        $
  Assuming no redemption         $       $        $        $

----------------

* Expenses for Class B shares reflect their conversion to Class A shares after six years.

SAFECO BALANCED FUND

Objective

The SAFECO Balanced Fund seeks growth and income consistent with the preservation of capital.

Principal Investment Strategies

The Balanced Fund will ordinarily invest from 50% to 70% of its total assets in equity securities, which include common stocks and preferred stocks.


When selecting equity securities, the advisor focuses on companies that it believes:

 .  Are undervalued, as measured by low price-to-earnings ratios and high dividend yields
 .  Have good long-term potential to increase in value

--------------------------------------------------------------------------------

   Common stocks represent equity interests in a corporation. Stockholders participate in earnings if dividends are declared and have a claim to the assets of a corporation at dissolution, behind creditors and preferred stock owners.

   Preferred stocks are equity securities whose owners have a claim on a company's earnings and assets before holders of common stock, but after creditors. Preferred stocks generally pay more income and are less volatile than common stocks.

   -----------------------------------------------------------------------------

In addition, the Balanced Fund will invest at least 25% of its total assets in debt securities. These include U.S. government securities, investment-grade debt obligations, and certain non-rated debt obligations that the advisor believes are of investment-grade quality.

   -----------------------------------------------------------------------------

   Debt securities are interest paying instruments issued by corporations or other issuers.

   Bond ratings indicate an issuer's financial strength and ability to meet its debt obligations. The advisor may use rating services provided by Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P), and Fitch, IBCA, Inc. (Fitch).

   Investment-grade securities are rated by these services as follows:

                  MOODY'S  S&P     FITCH
                  Aaa      AAA     AAA
                  Aa       AA      AA
                  A        A       A
                  Baa      BBB     BBB

   Convertible securities are debt or preferred stock which may be converted or exchanged for common stock. Their prices are influenced by changes in interest rates and the values of the assets into which they may be converted or exchanged.

   -----------------------------------------------------------------------------

In selecting equity securities (primarily common and preferred stocks) to buy for the Fund, the advisor focuses on stocks that it believes will have higher yields, higher return on equity, or greater earnings-per-share and growth rates over the next three- to five-year period when compared with the S&P 500 Index average. The advisor may decide to sell securities if the advisor believes that the issuer no longer has the potential to meet targeted yield, earnings or growth rates, if the securities reach a specific price target, if the advisor believes there are more attractive opportunities elsewhere, or to raise cash to meet shareholder redemptions.

In selecting debt securities (primarily bonds and other interest paying securities) to buy for the Fund, the advisor considers the issuer's creditworthiness, the sensitivity of the security to changes in interest rates, the market sector represented by the security and the level to which that market sector is already represented in the portfolio. The advisor may decide to sell a debt security if it is concerned about an issuer's credit risk, if the security becomes fully valued, if a more attractive alternative is available, or to raise cash to meet shareholder redemptions.

Principal Risk Factors

Loss of money is a risk of investing in the Balanced Fund. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests. The price of common stocks rises and falls in response to many factors, including the historical and prospective earnings of the issuers of the stock, the value of their assets, general economic conditions, interest rates, investor perceptions and market liquidity.


The price of debt securities will move in the opposite direction of changes in interest rates. That is, generally when market interest rates rise the price of the Balanced Fund's debt securities will fall, and when market interest rates fall the price of the Balanced Fund's debt securities will rise. Also, such changes in price generally will be greater the longer the maturity of the debt security. Although securities in the top four rating categories are considered to be "investment grade," Moody's considers bonds rated "Baa" to have speculative characteristics. Because the portfolio includes both stocks and bonds, the Balanced Fund may be suitable for you if you are an investor who wants exposure to equity and debt securities in a single investment.

Performance

The following bar chart and table provide some indication of the risks of investing in the Balanced Fund by showing how the Fund's performance has varied from year to year and how its performance compares over time to that of the S&P 500 Index, a widely recognized unmanaged index of stock performance. As with all mutual funds, past performance is not a prediction of future results.

Effective September 30, 1996, all of the then-existing shares of the Fund were redesignated No-Load Class shares and the Fund began offering Class A and Class B shares. The Fund does not offer Class C shares. The performance information in the bar chart below reflects the performance of the Class A shares of the Fund. The performance reflected in the bar chart does not reflect sales charges. If sales charges were reflected, the returns would be lower than those shown.

Total return is a measure of investment performance over a period of time. It includes dividends and capital gain distributions, as well as share price gain or loss.

12/31/90
12/31/91
12/31/92
12/31/93
12/31/94
12/31/95
12/31/96
12/31/97      16.29%
12/31/98      12.06%
12/31/99      __.__%

Since the Fund's inception in 1996, the highest quarterly return was _____% for the quarter ended ________; and the lowest return was _______% for the quarter ended _________________.

The performance information in the table that follows reflects (1) the actual performance of Class A and Class B shares of the Fund for the period since September 30, 1996, and (2) the performance of the No-Load Class of shares of the Fund prior to September 30, 1996, restated to reflect the imposition of the maximum sales charge for Class A and the deduction of the maximum deferred sales charge for Class B shares. Performance shown for the period prior to September 30, 1996 does not reflect annual Rule 12b-1 fees (.25% for Class A shares and 1.00% for Class B shares). If Rule 12b-1 fees were reflected, the returns would be lower than those shown.

Average Annual Total Returns as of December 31, 1999

The following table shows how the Balanced Fund's Class A and Class B share performance compares to the S&P 500 Index:

                                          January 31, 1996
                                          (inception) to
                         1 year           December 31, 1999
SAFECO Balanced Fund*
    Class A              ___%             ___%
    Class B              ___%             ___%
S&P 500 Index**          ___%             ___%

* As required by Securities and Exchange Commission regulations, the Fund's returns reflect the imposition of the maximum sales charge for Class A shares and the deduction of the maximum deferred sales charge for Class B shares. If you purchased your Class A shares prior to 1999, or did not redeem your Class B shares during that year, the Fund's Class A returns shown without the maximum initial sales charge would have been _____, _____, and _____ for 1, 5 and 10 years, respectively; and the Fund's Class B returns shown without the maximum deferred sales charge would have been ______%, ______% and ______%, for 1, 5 and 10 years, respectively.

** The S&P 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The index reflects the reinvestment of dividends, if any, and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. This index is used for comparison purposes only, and the Fund's holdings do not necessarily mirror the index. Performance is based on historical earnings and does not indicate the Fund's future results.

Investment returns and principal value vary with market conditions. Your shares may be worth more or less than their original cost when you sell them.

Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

                                                            Class A  Class B
Maximum sales charge (load) imposed
on purchases (as a percentage of offering price)             5.75%*  None

Maximum deferred sales charge (load)
(as a percentage of the lesser of net asset value
at redemption or the original purchase amount)               None    5.00%**

Maximum sales charge (load) imposed on
reinvested dividends (as a percentage of offering price)     None    None

Redemption fee (as a percentage of
amount redeemed)                                             None    None

Exchange fee                                                 None    None
Maximum account fee ***                                      $12     $12


______________


* Purchases of $1,000,000 or more of Class A shares are not subject to a front-end sales charge, but a 1% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified plans.


** The contingent deferred sales charge on Class B shares reduces to zero after six years from purchase, and the Class B shares convert to Class A shares at that time.

*** The account fee is an annual charge only for accounts with under $1,000 in the Fund's shares at year end.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                        Class A         Class B
Management Fees                            0.71%           0.71%
12b-1 Fees                                 0.25%           1.00%
Other Expenses                             0.__%           0.__%
Total Annual Fund Operating Expenses        .__%            .__%
Fee Waiver*                                0.__%           0.__%
Net Expenses                               1.__%           1.__%


* Adjusted to reflect the effect of the fee waiver on a calendar year basis, stated as a percentage of the Fund's average daily net assets. SAFECO Asset Management Company (SAM) has contractually agreed, from May 1, 1999 through April 30, 2009, to pay the Fund's aggregate operating expenses which exceed, in any given month, the rate of .40% per annum of the Fund's average daily net assets ("Expense Limitation"). This arrangement does not include the Fund's management fee, Rule 12b-1 fee, brokerage commissions, taxes, interest or extraordinary expenses. To the extent that the aggregate amount SAM paid or assumed in any prior months in a given year (May 1, 1999 through April 30, 2009) exceed the Expense Limitation, SAM may offset such amounts against the Expense Limitation for the current month.

________________________________________________________________________________

  Management fees are paid to SAFECO Asset Management Company (SAM) for investment advisory services including the provision of research, supervision and assistance in the management of the Fund.

  Other expenses include custody, accounting and administrative expenses; transfer agency and related expenses; shareholder servicing expenses; expenses related to preparing, printing and delivering prospectuses and shareholder reports; the expenses of holding shareholder meetings; legal and audit fees, trustees' compensation; federal and state registration fees; and extraordinary expenses.

_____________________________________________________________________________

Example

This example is intended to help you compare the cost of investing in the Balanced Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Balanced Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's net operating expenses remain the same. Although your actual costs may be higher or lower, costs based on these assumptions would be:

                                1 year     3 years     5 years      10 years*
Class A                        $          $           $            $

Class B
  Assuming redemption at
  end of period                $          $           $            $
  Assuming no redemption       $          $           $            $


* Expenses for Class B shares reflect their conversion to Class A shares after six years.




SAFECO SMALL COMPANY VALUE FUND

Objective


The SAFECO Small Company Value Fund seeks long-term growth of capital through investing primarily in small-sized companies.

Principal Investment Strategies

The Small Company Value Fund invests at least 65% of its total assets in common stocks and preferred stocks of small-sized companies with total market capitalization at the time of investment of less than $1.5 billion.

________________________________________________________________________________

  Market capitalization is the value of a corporation as determined by the market price of its issued and outstanding common stock. It is calculated by multiplying the number of outstanding shares by the current market price of a share.
________________________________________________________________________________


When selecting stocks for the Small Company Value Fund, the advisor looks for companies having:


 .    Long-term appreciation potential based on above-average or improving earnings growth rates
 .    Attractive relative values
 .    A policy of reinvesting earnings back into the company rather than paying dividends to shareholders


The Small Company Value may invest in convertible corporate bonds that are rated below investment grade or comparable unrated bonds (commonly referred to as "junk" or high-yield bonds), but less than 35% of the Fund's net assets will be invested in these securities.

In determining whether to sell stocks, the advisor will consider whether the companies' growth prospects have deteriorated, whether the companies have realized their growth potential, or whether their stock prices have reached specific targets. In addition, the Fund may sell or reduce its holdings in companies when the advisor believes their stock prices are too high in relation to their prospects for growth, if a more attractive alternative is available, or to raise cash to meet shareholder redemptions.



Principal Risk Factors


Loss of money is a risk of investing in the Small Company Value Fund. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests. The price of common stocks rises and falls in response to many factors, including the historical and prospective earnings of the issuers of the stock, the value of their assets, general economic conditions, interest rates, investor perceptions and market liquidity. In particular, the value of small company stocks may be more susceptible than are larger or well-established companies to the following events:


 .    Earnings fail to meet analysts' expectations or are otherwise disappointing.



 .    The stock market declines.

 .    Small capitalization stocks or value stocks fall out of favor with investors.




Many of the stocks in this portfolio are more volatile than the general market. Investments in small or newly formed companies involve greater risks than investments in larger, more established issuers, and their securities can be subject to more abrupt and erratic movements in price. You should be prepared to see fluctuations in share price and variable investment returns. Because small company stocks can be quite volatile, you should invest in the Small Company Value Fund only if you can withstand wide fluctuations in share price.


Performance


The following bar chart and table provide some indication of the risks of investing in the Small Company Value Fund by showing how the Fund's performance has varied from year to year and how its performance compares over time to that of the Russell 2000 Index, a recognized unmanaged index representative of small cap stocks. As with all mutual funds, past performance is not a prediction of future results.


Effective September 30, 1996, all of the then-existing shares of the Fund were redesignated No-Load Class shares and the Fund began offering Class A and Class B shares. Effective May 1, 2000, the Fund's name was changed from SAFECO Small Company Stock Fund to SAFECO Small Company Value Fund. The Fund does not offer Class C shares. The performance information in the bar chart below reflects the performance of Class A shares of the Fund. The performance reflected in the bar chart does not reflect sales charges. If sales charges were reflected, the returns would be lower than those shown.

Total return is a measure of investment performance over a period of time. It includes dividends and capital gain distributions, as well as share price gain or loss.


12/31/90
12/31/91
12/31/92
12/31/93
12/31/94
12/31/95
12/31/96
12/31/97      23.21%
12/31/98     -21.96%

12/31/99      __.__%


Since the Fund's inception in 1996, the highest quarterly return was ____% for the quarter ended __________, and the lowest return was ______% for the quarter ended ____________.

The performance information in the table that follows reflects (1) the actual performance of Class A and Class B shares of the Fund for the period since September 30, 1996, and (2) the performance of the No-Load Class of shares of the Fund prior to September 30, 1996, restated to reflect the imposition of the maximum sales charge for Class A and the reduction of the maximum deferred sales charge for Class B shares. Performance shown for the period prior to September 30, 1996 does not reflect annual Rule 12b-1 fees (.25% for Class A shares and 1.00% for Class B shares). If Rule 12b-1 fees were reflected, the returns would be lower than those shown.


Average Annual Total Returns as of December 31, 1999


The following table shows how the Small Company Value Fund's Class A and Class B share performance compares to the Russell 2000 Index:



                                                            January 31, 1996
                                                             (inception) to
                                            1 year          December 31, 1999
SAFECO Small Company Value Fund*
 Class A                                     ___%                 ___%
 Class B                                     ___%                 ___%
Russell 2000 Index**                         ___%                 ___%


* As required by Securities and Exchange Commission regulations, the Fund's returns reflect the imposition of the maximum sales charge for Class A shares and the deduction of the maximum deferred sales charge for Class B shares. If you purchased your Class A shares prior to 1999, or did not redeem your Class B shares during that year, the Fund's Class A returns shown without the maximum initial sales charge would have been _____, _____, and _____ for 1, 5 and 10 years, respectively; and the Fund's Class B returns shown without the maximum deferred sales charge would have been ______%, ______% and ______%, for 1, 5 and 10 years, respectively.




** The Russell 2000 Index is an unmanaged index containing stocks of the 2000 smallest companies within the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest U.S. stocks in terms of market capitalization. The index reflects the reinvestment of dividends, if any, and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. This index is used for comparison purposes only, and the Fund's holdings do not necessarily mirror the index. Performance is based on historical earnings and does not indicate the Fund's future results.


Investment returns and principal value vary with market conditions. Your shares may be worth more or less than their original cost when you sell them.


Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A     Class B
Maximum sales charge (load) imposed
on purchases (as a percentage of offering price)         5.75%*     None

Maximum deferred sales charge (load)
(as a percentage of the lesser of net asset value at
redemption or the original purchase amount)             None        5.00%**

Maximum sales charge (load) imposed on reinvested
dividends (as a percentage of offering price)           None        None

Redemption fee (as a percentage of amount redeemed)     None        None

Exchange fee                                            None        None

Maximum account fee***                                  $12         $12


* Purchases of $1,000,000 or more of Class A shares are not subject to a front-end sales charge, but a 1% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified plans.


** The contingent deferred sales charge on Class B shares reduces to zero after six years from purchase, and the Class B shares convert to Class A shares at that time.


*** The account fee is an annual charge only for accounts with under $1,000 in the Fund's shares at year end.


Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                        Class A   Class B
Management Fees                           0.78%     0.78%
12b-1 Fees                                0.25%     1.00%
Other Expenses                            0.__%     0.__%
Total Annual Fund Operating Expenses      1.__%      .__%
Fee Waiver*                               0.__%     0.__%
Net Expenses                              1.__%      .__%


* Adjusted to reflect the effect of the fee waiver on a calendar year basis, stated as a percentage of the Fund's average daily net assets. SAFECO Asset Management Company (SAM) has contractually agreed, from May 1, 1999 through April 30, 2009, to pay the Fund's aggregate operating expenses which exceed, in any given month, the rate of .40% per annum of the Fund's average daily net assets ("Expense Limitation"). This arrangement does not include the Fund's management fee, Rule 12b-1 fee, brokerage commissions, taxes, interest or extraordinary expenses. To the extent that the aggregate amount SAM paid or assumed in any prior months in a given year (May 1, 1999 through April 30, 2009) exceed the Expense Limitation, SAM may offset such amounts against the Expense Limitation for the current month.

________________________________________________________________________________



  Management fees are paid to SAFECO Asset Management Company (SAM) for investment advisory services including the provision of research, supervision and assistance in the management of the Fund.

  Other expenses include custody, accounting and administrative expenses; transfer agency and related expenses; shareholder servicing expenses; expenses related to preparing, printing and delivering prospectuses and shareholder reports; the expenses of holding shareholder meetings; legal and audit fees, trustees' compensation; federal and state registration fees; and extraordinary expenses.

________________________________________________________________________________

Example


This example is intended to help you compare the cost of investing in the Small Company Value Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Small Company Value Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's net operating expenses remain the same. Although your actual costs may be higher or lower, costs based on these assumptions would be:

                                1 year        3 years     5 years      10 years*
Class A                        $             $           $            $
Class B
  Assuming redemption at       $             $           $            $
   end of period
  Assuming no redemption       $             $           $            $


* Expenses for Class B shares reflect their conversion to Class A shares after six years.



SAFECO U.S. VALUE FUND

Objective

The SAFECO U.S. Value Fund seeks long-term growth of capital and income by investing in stocks selected for their attractive relative values.

Principal Investment Strategies



The U.S. Value Fund invests at least 65% of its assets in common stocks and preferred stocks issued by U.S. companies selected for potential appreciation. In selecting securities to buy for the U.S. Value Fund, the advisor uses a fundamental value analysis and focuses on large, established companies with low price-to-earnings ratios and above-average earnings and dividend growth. The U.S. Value Fund typically diversifies across all major sectors of the economy.

________________________________________________________________________________

  Fundamental value analysis of common stocks emphasizes asset value more than earnings projections. Its opposite, growth investing, focuses more on earnings growth.

________________________________________________________________________________


The advisor selects from among a universe of large capitalization stocks that it expects to have higher yields, higher return on equity, or greater earnings-per-share growth rates over the next three- to five-year period when compared with the S&P 500 Index average. The advisor may decide to sell securities when it believes the issuer no longer has the potential to meet targeted yield, return or earnings rates, if the securities reach a specific price target, if the advisor believes there are more attractive opportunities elsewhere, or to raise cash to meet shareholder redemptions.


Principal Risk Factors


Loss of money is a risk of investing in the U.S. Value Fund. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests. The price of common stocks rises and falls in response to many factors, including the historical and prospective earnings of the issuers of the stock, the value of their assets, general economic conditions, interest rates, investor perceptions and market liquidity. Even though the Fund invests in companies whose securities the advisor believes are undervalued relative to their underlying profitability, the shares of the companies in which the Fund invests may not appreciate in value. In particular, the value of Fund shares may decline if the value stocks in which it invests fall out of favor with investors. In addition, although an investment in the shares of undervalued companies may provide some protection from stock market declines, even the shares of comparatively undervalued companies typically fall in price during broad market declines.

Many of the stocks in the U.S. Value Fund are more volatile than the general market. You should be prepared to see fluctuations in share price and variable investment returns. The U.S. Value Fund may be suitable for you if you are a long-term investor with moderate risk tolerance.

Performance


The following bar chart and table provide some indication of the risks of investing in the U.S. Value Fund by showing the Fund's performance and how its performance compares over time to that of the S&P 500 Index, a widely recognized unmanaged index of stock performance. As with all mutual funds, past performance is not a prediction of future results.


The performance information in the bar chart below reflects the actual performance of Class A shares of the Fund, but does not reflect sales charges. If sales charges were reflected, the returns would be lower than those shown.



Total return is a measure of investment performance over a period of time. It includes dividends and capital gain distributions, as well as share price gain or loss.


12/31/90
12/31/91
12/31/92
12/31/93
12/31/94
12/31/95
12/31/96
12/31/97

12/31/98      11.79%
12/31/99      __.__%

Since the Fund's inception in 1997, the highest quarterly return was ______% for the quarter ended ____________, and the lowest return was ______% for the quarter ended _______________.

The performance information in the table that follows reflects the actual performance of Class A and Class B shares of the Fund for the period since April 30, 1997, restated to reflect the imposition of the maximum sales charge for Class A and the deduction of the maximum deferred sales charge for Class B shares. The Fund does not offer Class C shares.


Average Annual Total Returns as of December 31, 1999

The following table shows how the U.S. Value Fund's Class A and Class B share performance compares to the S&P 500 Index:

                                   April 30, 1997
                                   (inception) to
                    1 year         December 31, 1999
U.S. Value Fund*
 Class A             ___%                ___%
 Class B             ___%                ___%
S&P 500 Index**      ___%                ___%

* As required by Securities and Exchange Commission regulations, the Fund's returns reflect the imposition of the maximum sales charge for Class A shares and the deduction of the maximum deferred sales charge for Class B shares. If you purchased your Class A shares prior to 1999, or did not redeem your Class B shares during that year, the Fund's Class A returns shown without the maximum initial sales charge would have been _____, _____, and _____ for 1, 5 and 10 years, respectively; and the Fund's Class B returns shown without the maximum deferred sales charge would have been ______%, ______% and ______%, for 1, 5 and 10 years, respectively.

** The S&P 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The index reflects the reinvestment of dividends, if any, and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. This index is used for comparison purposes only, and the Fund's holdings do not necessarily mirror the index. Performance is based on historical earnings and does not indicate the Fund's future results.

Investment returns and principal value vary with market conditions. Your shares may be worth more or less than their original cost when you sell them.


Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

                                                    Class A   Class B
Maximum sales charge (load) imposed
on purchases (as a percentage of offering price)     5.75%*   None

Maximum deferred sales charge (load) (as a
percentage of the lesser of net asset value at
redemption or the original purchase amount)          None     5.00%**

Maximum sales charge (load) imposed on
reinvested dividends (as a percentage of
offering price)                                      None     None

Redemption fee (as a percentage of
amount redeemed)                                     None     None

Exchange fee                                         None     None

Maximum account fee***                               $12      $12

* Purchases of $1,000,000 or more of Class A shares are not subject to a front-end sales charge, but a 1% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified plans.

** The contingent deferred sales charge on Class B shares reduces to zero after six years from purchase, and the Class B shares convert to Class A shares at that time.

*** The account fee is an annual charge only for accounts with under $1,000 in the Fund's shares at year end.




Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                         Class A   Class B
Management Fees                            0.71%     0.71%
12b-1 Fees                                 0.25%     1.00%
Other Expenses                             1.__%     0.__%
Total Annual Fund Operating Expenses       2.__%     2.__%
Fee Waiver*                                0.__%     0.__%
Net Expenses                               _.__%     _.__%

* Adjusted to reflect the effect of the fee waiver on a calendar year basis, stated as a percentage of the Fund's average daily net assets. SAFECO Asset Management Company (SAM) has contractually agreed, from May 1, 1999 through April 30, 2009, to pay the Fund's aggregate operating expenses which exceed, in any given month, the rate of .40% per annum of the Fund's average daily net assets ("Expense Limitation"). This arrangement does not include the Fund's management fee, Rule 12b-1 fee, brokerage commissions, taxes, interest or extraordinary expenses. To the extent that the aggregate amount SAM paid or assumed in any prior months in a given year (May 1, 1999 through April 30, 2009) exceed the Expense Limitation, SAM may offset such amounts against the Expense Limitation for the current month.

________________________________________________________________________________

  Management fees are paid to SAFECO Asset Management Company (SAM) for investment advisory services including the provision of research, supervision and assistance in the management of the Fund.

  Other expenses include custody, accounting and administrative expenses; transfer agency and related expenses; shareholder servicing expenses; expenses related to preparing, printing and delivering prospectuses and shareholder reports; the expenses of holding shareholder meetings; legal and audit fees, trustees' compensation; federal and state registration fees; and extraordinary expenses.

________________________________________________________________________________

Example

This example is intended to help you compare the cost of investing in the U.S. Value Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the U.S. Value Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's net operating expenses remain the same. Although your actual costs may be higher or lower, costs based on these assumptions would be:

                            1 year  3 years  5 years  10 years*

Class A                     $       $        $        $
Class B                     $       $        $        $
  Assuming redemption at
  end of period             $       $        $        $
  Assuming no redemption    $       $        $        $

* Expenses for Class B shares reflect their conversion to Class A shares after six years.




SAFECO INTERMEDIATE-TERM U.S. TREASURY FUND

Objective

The SAFECO Intermediate-Term U.S. Treasury Fund seeks to provide as high a level of current income as is consistent with the preservation of capital.

Principal Investment Strategies

The Intermediate-Term U.S. Treasury Fund will invest, during normal market conditions, at least 65% of its total assets in direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds. The Fund may also invest in STRIPS that are direct obligations of the U.S. Treasury.

________________________________________________________________________________

   "STRIPS" stands for Separate Trading of Registered Interest and Principal of Securities. These are Treasury securities that have had their coupons and principal repayments separated into what effectively become zero-coupon Treasury bonds.

________________________________________________________________________________

Because the Fund is an "intermediate-term" fund, it will maintain an average dollar-weighted maturity of between 3 and 10 years for the portfolio as a whole. However, the maturities of individual securities the Fund holds may be outside that range.

The Fund may invest up to 35% of its total assets in other U.S. government securities and corporate debt securities. Other U.S. government securities include:

 . Securities supported by the full faith and credit of the U.S. government that are not direct obligations of the U.S. Treasury, such as securities issued by the Government National Mortgage Association (GNMA).

 . Securities that are not supported by the full faith and credit of the U.S.government but are supported by the issuer's ability to borrow from the U.S. Treasury, such as securities issued by the Federal National Mortgage Association (FNMA), the Federal Home Loan Bank (FHLB) and the Federal Home Loan Mortgage Corporation (FHLMC).

 . Securities supported solely by the creditworthiness of the issuer, such as securities issued by the Tennessee Valley Authority (TVA).

Corporate debt securities in which the Fund may invest include bonds that are:

 . Rated in the top three grades (A or higher) by either Moody's, S&P or Fitch.

 .  If unrated, are of comparable quality to securities rated A or higher.

Since the Fund invests predominantly in intermediate-term U.S. Treasury securities, trading decisions focus on the maturity of the bonds under consideration. In a falling interest rate environment, the Fund buys longer maturity bonds. In a rising interest rate environment, the Fund buys shorter maturity bonds. The Fund may increase its allocation to U.S. government agency bonds when they have a more favorable yield premium than do U.S. Treasuries. After choosing the desired maturity, the Fund attempts to exploit pricing inefficiencies and purchase the cheapest securities in a maturity range or sell the more expensive securities in a maturity range. The advisor may also sell securities to realign the overall maturity of the portfolio or to raise cash to meet shareholder redemptions.

Principal Risk Factors

Loss of money is a risk of investing in the Intermediate-Term U.S. Treasury Fund. The Fund is subject to interest rate risk. Generally, when market interest rates rise, the price of the Fund's debt securities will fall, and when market interest rates fall, the price of the Fund's debt securities will rise. Such changes in price generally will be greater the longer the maturity of the debt security.

Due to the conservative nature of this Fund, it may be suitable for you if you want higher current income than a stable-priced money market fund, but with greater price stability than a longer-term bond fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the Intermediate-Term U.S. Treasury Fund by showing how the Fund's performance has varied from year to year and how its performance compares over time to that of the Merrill Lynch Intermediate-Term Treasury Index, a widely recognized index of intermediate-term Treasury securities. As with all mutual funds, past performance is not a prediction of future results.

Effective September 30, 1996, all of the then-existing shares of the Fund were redesignated No-Load Class shares and the Fund began offering Class A and Class B shares. The Fund does not offer Class C shares. The performance information in the bar chart below reflects: (1) the actual performance of Class A shares of the Fund for the period since September 30, 1996; and (2) the performance of the No-Load Class of shares of the Fund prior to September 30, 1996, which does not reflect Rule 12b-1 fees. In addition, the performance reflected in the bar chart for the entire period shown does not reflect sales charges. If sales charges and Rule 12b-1 fees were reflected, the returns would be lower than those shown.

Total return is a measure of investment performance over a period of time. It includes dividends and capital gain distributions, as well as share price gain or loss.

12/31/90                  7.16%
12/31/91                 13.52%
12/31/92                  6.57%
12/31/93                 10.84%
12/31/94                 -3.61%
12/31/95                 16.75%
12/31/96                  0.33%
12/31/97                  8.03%
12/31/98                  9.08%
12/31/99                  _.__%


During the 10-year period shown in the bar chart, the highest quarterly return was ____% for the quarter ended _______________; and the lowest return was _______% for the quarter ended ______________.

The performance information in the table that follows reflects: (1) the actual performance of Class A and Class B shares of the Fund for the period since September 30, 1996, and (2) the performance of the No-Load Class of shares of the Fund prior to September 30, 1996, restated to reflect the imposition of the maximum sales charge for Class A and the deduction of the maximum deferred sales charge for Class B shares. Performance shown for the period prior to September 30, 1996 does not reflect annual Rule 12b-1 fees (.25% for Class A shares and 1.00% for Class B shares). If Rule 12b-1 fees were reflected, the returns would be lower than those shown.

Average Annual Total Returns as of December 31, 1999

The following table shows how the Intermediate-Term U.S. Treasury Fund's Class A and Class B share performance compares to Merrill Lynch Intermediate-Term Treasury Index:

                                         1 year   5 years   10 years
Intermediate-Term U.S. Treasury Fund*
    Class A                                 ___%      ___%       ___%
    Class B                                 ___%      ___%       ___%
Merrill Lynch Intermediate-Term
  Treasury Index**                          ___%      ___%       ___%

* As required by Securities and Exchange Commission regulations, the Fund's returns shown above reflect the imposition of the maximum sales charge for Class A shares and the deduction of the maximum deferred sales charge for Class B shares. If you purchased your Class A shares prior to 1999, or did not redeem your Class B shares during that year, the Fund's Class A returns shown without the maximum initial sales charge would have been _____, _____, and _____ for 1, 5 and 10 years, respectively; and the Fund's Class B returns shown without the maximum deferred sales charge would have been ______%, ______% and ______%, for 1, 5 and 10 years, respectively.

** The Merrill Lynch Intermediate-Term Treasury Index is an unmanaged index comprised of coupon paying bonds valued at $1 billion or more with maturities between 1 to 9.9 years. The index does not reflect fees, brokerage commissions, or other expenses of investing. This index is used for comparison purposes only, and the Fund's holdings do not necessarily mirror the index. Performance is based on historical earnings and does not indicate the Fund's future results.

Investment returns and principal value vary with market conditions. Your shares may be worth more or less than their original cost when you sell them.


Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

                                                     Class A   Class B

Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                   4.50%*   None

Maximum deferred sales charge (load)
(as a percentage of the lesser of net asset value
at redemption or the original purchase amount)        None     5.00%**

Maximum sales charge (load) imposed on
reinvested dividends (as a percentage
of offering price)                                    None     None

Redemption fee (as a percentage
of amount redeemed)                                   None     None

Exchange fee                                          None     None

Maximum account fee***                                $12      $12


________________

* Purchases of $1,000,000 or more of Class A shares are not subject to a front-end sales charge, but a 1% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified plans.

** The contingent deferred sales charge on Class B shares reduces to zero after six years from purchase, and the Class B shares convert to Class A shares at that time.

*** The account fee is an annual charge only for accounts with under $1,000 in the Fund's shares at year end.





Annual Fund Operating Expenses (expenses that are deducted from Fund assets)




                                        Class A   Class B
Management Fees                            0.55%     0.55%
12b-1 Fees                                 0.25%     1.00%
Other Expenses                             0.__%     0.__%
Total Annual Fund Operating Expenses       _.__%     _.__%
Fee Waiver*                                0.__%     0.__%
Net Expenses                               _.__%     _.__%

________________________________________________________________________________

* Adjusted to reflect the effect of the fee waiver on a calendar year basis, stated as a percentage of the Fund's average daily net assets. SAFECO Asset Management Company (SAM) has contractually agreed, from May 1, 1999 through April 30, 2009, to pay the Fund's aggregate operating expenses which exceed, in any given month, the rate of .40% per annum of the Fund's average daily net assets ("Expense Limitation"). This arrangement does not include the Fund's management fee, Rule 12b-1 fee, brokerage commissions, taxes, interest or extraordinary expenses. To the extent that the aggregate amount SAM paid or assumed in any prior months in a given year (May 1, 1999 through April 30, 2009) exceed the Expense Limitation, SAM may offset such amounts against the Expense Limitation for the current month.

________________________________________________________________________________



  Management fees are paid to SAFECO Asset Management Company (SAM) for investment advisory services including the provision of research, supervision and assistance in the management of the Fund.

  Other expenses include custody, accounting and administrative expenses; transfer agency and related expenses; shareholder servicing expenses; expenses related to preparing, printing and delivering prospectuses and shareholder reports; the expenses of holding shareholder meetings; legal and audit fees, trustees' compensation; federal and state registration fees; and extraordinary expenses.

_____________________________________________________________________________

Example

The following example is intended to help you compare the cost of investing in the Intermediate-Term U.S. Treasury Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Intermediate-Term U.S. Treasury Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's net operating expenses remain the same. Although your actual costs may be higher or lower, costs based on these assumptions would be:

                            1 year  3 years  5 years  10 years*
Class A                     $       $        $        $
Class B
  Assuming redemption
  at end of period          $       $        $        $
  Assuming no redemption    $       $        $        $

* Expenses for Class B shares reflect their conversion to Class A shares after six years.


SAFECO GNMA FUND

Objective

SAFECO GNMA Fund seeks to provide as high a level of current interest income as is consistent with the preservation of capital through the purchase of U.S. government securities.

Principal Investment Strategies

The GNMA Fund, during normal market conditions, will invest at least 65% of its total assets in mortgage-backed securities issued by the Government National Mortgage Association (GNMA). These securities have the following characteristics:

 . Principal and interest are guaranteed by GNMA. This guarantee represents a general obligation of the U.S. Treasury.

 .  All mortgage loans in the pool are either insured by the Federal Housing
   Administration or Farmers Home Administration or are guaranteed by the Veterans Administration.

 . The Fund may purchase both modified pass-through securities and collateralized mortgage obligations (CMOs).

________________________________________________________________________________

   Government National Mortgage Association (GNMA) is a government-owned corporation that acquires, packages, and resells mortgages and mortgage purchase commitments in the form of mortgage-backed securities.

  Modified pass-through securities "pass through" to investors the monthly interest and principal payments from the mortgage loans in the pool. Although mortgages are typically issued for 30 years, many homeowners pay off their mortgages early. As a result, most GNMA certificates have an average life span of 7-10 years. Because homeowners can pay off their mortgages at any time (by moving or refinancing), investors in these certificates can not be certain exactly when they will receive their principal back.

  Collateralized mortgage obligations (CMOs) are mortgage-backed securities which have been grouped into classes to provide a more predictable stream of interest and principal payments.

________________________________________________________________________________

While the individual securities in the Fund may rise and fall in value as market conditions change, the advisor seeks to manage the Fund so that the portfolio as a whole meets the Fund's investment objective. The Fund may invest up to 35% of its total assets in other U.S. government securities, including:

 . Securities backed by the full faith and credit of the U.S. government, such as U.S. Treasury bills, notes and bonds.

 . Securities that are not supported by the full faith and credit of the U.S.
  government but are supported by the issuer's ability to borrow from the U.S. Treasury, such as securities issued by the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC).

 . Securities supported solely by the creditworthiness of the issuer, such as securities issued by the Tennessee Valley Authority (TVA).

 . Other collateralized mortgage obligations (CMOs) issued by the U.S. government or one of its agencies.

The Fund may also invest in mortgage obligations issued by private issuers that are collateralized by obligations issued by the U.S. government or one of its agencies.

The decision to buy or sell securities in the GNMA Fund generally falls into one or more of the three following categories:

 . First, would be a desire to move in or out of various mortgage-backed securities sectors based upon their relative values, to reduce the Fund's investment in sectors viewed as overvalued, while increasing the Fund's investment in undervalued sectors. The advisor's outlook on interest rates, and the likely effect of a movement in the interest rate market on a homeowner's decision whether or not to refinance his/ her home mortgage, play a part in the advisor's analysis of the relative values of these sectors.

 . Second, the advisor will generally shorten or lengthen the Fund's average maturity and duration based upon the advisor's long-term interest rate outlook.

 . Third, the advisor may on occasion need to raise cash to meet shareholder redemptions. On those occasions the advisor will consider the same criteria used for buy/sell decisions stated above, as well as the ability to get a fair price for a particular security given then-current market conditions.

With each buy/sell decision, the advisor also considers the effect the transaction may have on the performance of the portfolio as a whole.

Principal Risk Factors

Loss of money is a risk of investing in the GNMA Fund. The Fund is subject to interest rate risk. Generally, when market interest rates rise the price of the Fund's debt securities will fall, and when market interest rates fall the price of the Fund's debt securities will rise. Such changes in price generally will be greater the longer the maturity of the debt security. In addition, during periods of declining interest rates, mortgage holders may be more likely to pay off their loans early. These prepayment fluctuations may decrease the overall investment returns in the Fund.

This Fund offers a combination of relative price stability and yield. It may be suitable for you if you want to earn more income than you can earn with U.S. Treasury securities, yet still wish to own a portfolio of securities with the backing of the U.S. government.

Performance

The following bar chart and table provide some indication of the risks of investing in the GNMA Fund by showing how the Fund's performance has varied from year to year and how its performance compares over time to that of the Merrill Lynch GNMA Index, a widely recognized index of GNMA securities. As with all mutual funds, past performance is not a prediction of future results.

Effective September 30, 1996, all of the then-existing shares of the Fund were redesignated No-Load Class shares. The Fund began offering Class A and Class B shares May 1, 2000. The Fund does not offer Class C shares. The performance information in the bar chart below reflects the performance of the No-Load Class of shares for the Fund. The performance reflected in the bar chart does not reflect Rule 12b-1 fees or sales charges. If Rule 12b-1 fees and sales charges were reflected, the returns would be lower than those shown.

Total return is a measure of investment performance over a period of time. It includes dividends and capital gain distributions, as well as share price gain or loss.

12/31/90             8.71%
12/31/91            14.81%
12/31/92             6.70%
12/31/93             7.08%
12/31/94            -4.27%
12/31/95            15.48%
12/31/96             3.98%
12/31/97             8.97%
12/31/98             6.84%
12/31/99             _.__%


During the 10-year period shown in the bar chart, the highest quarterly return was _____________ for the quarter ended __________; and the lowest return was ______________ for the quarter ended ____________.

The performance information in the table that follows reflects the performance of the No-Load Class of shares of the Fund, restated to reflect the imposition of the maximum sales charge for Class A and the deduction of the maximum deferred sales charge for Class B shares. Performance shown does not reflect annual Rule 12b-1 fees (.25% for Class A shares and 1.00% for Class B shares). If Rule 12b-1 fees were reflected, the returns would be lower than those shown.

Average Annual Total Returns as of December 31, 1999

The following table shows how the GNMA Fund's Class A and Class B share performance compares to the Merrill Lynch GNMA Index:


                                  1 year   5 years   10 years

     GNMA Fund                     ___%      ___%      ___%

     Class A                       ___%      ___%      ___%

     Class B                       ___%      ___%      ___%

     Merrill Lynch GNMA Index**    ___%      ___%      ___%


* Class A and Class B shares of the Fund were not offered until May 1, 2000. As required by Securities and Exchange Commission regulations, the Fund's returns shown above reflect the imposition of the maximum sales charge for Class A shares and the deduction of the maximum deferred sales charge for Class B shares. Assuming Class A shares were purchased prior to 1999, or Class B shares were not redeemed during 1999, the Fund's Class A returns shown without the maximum initial sales charge would have been ___%, ___% and ___%, for 1, 5 and 10 years, respectively; and the Fund's Class B returns shown without the maximum deferred sales charge would have been ___%, ___% and ___% , for 1, 5 and 10 years, respectively.

* The Merrill Lynch GNMA Index is an unmanaged index comprised of 132 issues of government pass- through mortgages with maturities from 15 to 30 years and par values of $100 million. The index does not reflect fees, brokerage commissions, or other costs of investing. This index is used for comparison purposes only, and the Fund's holdings do not necessarily mirror the index. Performance is based on historical earnings and does not indicate the Fund's future performance.


Investment returns and principal value vary with market conditions. Your shares may be worth more or less than their original value when you sell them.

Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

                                                    Class A  Class B

Maximum sales charge (load) imposed
on purchases (as a percentage of offering price)     4.50%*   None

Maximum deferred sales charge (load)
(as a percentage of the lesser of net asset
value at redemption or the original
purchase amount)                                     None     5.00%**

Maximum sales charge (load) imposed
on reinvested dividends (as a percentage
of offering price)                                   None     None

Redemption fee (as a percentage of
amount redeemed)                                     None     None

Exchange fee                                         None     None

Maximum account fee***                               $12      $12

* Purchases of $1,000,000 or more of Class A shares are not subject to a front-end sales charge, but a 1% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified plans.

** The contingent deferred sales charge on Class B shares reduces to zero after six years from purchase, and the Class B shares convert to Class A shares at that time.


*** The account fee is an annual charge only for accounts with under $1,000 in the Fund's shares at year end.


Annual Fund Operating Expenses (expenses that are deducted from Fund assets)


                                        Class A   Class B
Management Fees                            0.58%     0.58%
12b-1 Fees                                 0.25%     1.00%
Other Expenses                             0.__%     0.__%
Total Annual Fund Operating Expenses       1.__%     _.__%
Fee Waiver*                                0.00%     0.__%
Net Expense                                1.__%     _.__%

* Adjusted to reflect the effect of the fee waiver on a calendar year basis, stated as a percentage of the Fund's average daily net assets. SAFECO Asset Management Company (SAM) has contractually agreed, from May 1, 1999 through April 30, 2009, to pay the Fund's aggregate operating expenses which exceed, in any given month, the rate of .40% per annum of the Fund's average daily net assets ("Expense Limitation"). This arrangement does not include the Fund's management fee, brokerage commissions, taxes, interest or extraordinary expenses. To the extent that the aggregate amount SAM paid or assumed in any prior months in a given year (May 1, 1999 through April 30, 2009) exceed the Expense Limitation, SAM may offset such amounts against the Expense Limitation for the current month.

________________________________________________________________________________

  Management fees are paid to SAFECO Asset Management Company (SAM) for investment advisory services including the provision of research, supervision and assistance in the management of the Fund.

  Other expenses include custody, accounting and administration expenses; transfer agency and related expenses; shareholder servicing expenses; expenses related to preparing, printing and delivering prospectuses and shareholder reports; the expenses of holding shareholder meetings; legal and audit fees; trustees' compensation; federal and state registration fees; and extraordinary expenses.

________________________________________________________________________________

Example

The following example is intended to help you compare the cost of investing in the GNMA Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the GNMA Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's net operating expenses remain the same. Although your actual costs may be higher or lower, costs based on these assumptions would be:

                                1 year     3 years      5 years     10 years

Class A                          $___        $___         $___        $___
Class B
  Assuming redemption at end
  of period                      $___        $___         $___        $___
  Assuming no redemption         $___        $___         $___        $___

* Expenses for Class B shares reflect their conversion to Class A shares after six years.

SAFECO HIGH-YIELD BOND FUND

Objective

The SAFECO High-Yield Bond Fund seeks to provide a high level of current interest income through the purchase of high-yield debt securities.


Principal Investment Strategies

The High-Yield Bond Fund, during normal market conditions, will invest at least 65% of its portfolio in high-yield, debt securities. The Fund may invest in:

 . Debt securities and convertible securities which are rated below investment grade.

 . Unrated securities. The Fund may invest up to 25% of its assets in securities that have not been rated.

 . Restricted securities eligible for resale under Rule 144A, or Section 4(2), provided that the advisor has determined that such securities are liquid under guidelines adopted by the Fund's Board of Trustees.

--------------------------------------------------------------------------------

  Debt securities are interest paying instruments issued by corporations or other issuers.

  Convertible securities are debt or preferred stock which may be exchanged for common stock. Their prices are influenced by changes in interest rates and the values of the assets into which they may be exchanged.

  Rule 144A securities are securities which are exempt from registration requirements. After a minimum two-year waiting period, they can be sold to qualified institutional investors, such as mutual funds.

  Section 4(2) securities are exempt from registration requirements and sold in private placements to qualified institutional investors such as mutual funds.

  Duration measures bond price volatility to changes in interest rates by measuring the "length" of the bond. It is a weighted-average term-to-maturity of the bond's cash flows, with the "weights" being the present value of each cash flow as a percentage of the bond's full price. The value of a security with a higher duration will normally fluctuate to a greater degree than the value of a security with a lower duration if interest rates change. For example, if interest rates were to move 1%, a bond with a 3-year duration would experience approximately a 3% change in its principal value. An identical bond with a 5-year duration would experience approximately a 5% change in its principal value. Generally, the stated maturity of a debt security is longer than its projected duration.

-------------------------------------------------------------------------------

High-yield debt securities ("junk bonds") carry greater risks than investment grade bonds. However, the advisor seeks to reduce risk by understanding the financial prospects of the companies the Fund invests in and by maintaining a well-diversified portfolio.

The decision to either buy or sell a security in the Fund is based first upon a fundamental analysis of the issuer, including the company's creditworthiness, liquidity, and prospects for growing earnings and cash flow. Next, the advisor examines alternative bonds with similar credit statistics, and/or related lines of business. This helps the advisor determine whether the bond in question is a good value relative to its peers. Finally, the advisor considers the bond's duration, coupon, and call features (the bond's structure).

The advisor may decide to sell a security if the original evaluation concerning the issuer's creditworthiness, liquidity or prospects changes, if the value reaches a specific target, or to raise cash to meet shareholder redemptions.


Principal Risk Factors


Loss of money is a risk of investing in the High-Yield Bond Fund. The Fund is subject to interest rate risk. Generally, when market interest rates rise the price of the Fund's debt securities will fall, and when market interest rates fall the price of the Fund's debt securities will rise. Such changes in price generally will be greater the longer the maturity of the debt security.


Because the Fund invests predominantly in high-yield debt securities, the Fund is subject to greater volatility, reduced liquidity and a higher risk of repayment default than a fund holding predominantly investment grade securities. This Fund may be suitable for you if you can tolerate greater risk in pursuit of higher total returns.


Performance

The following bar chart and table provide some indication of the risks of investing in the High-Yield Bond Fund by showing how the Fund's performance has varied from year to year and how its performance compares over time to that of the Merrill Lynch High-Yield Index, a widely recognized index of high-yield bonds. As with all mutual funds, past performance is not a prediction of future results.

Effective September 30, 1996, all of the then-existing shares of the Fund, were redesignated No-Load Class shares. The Fund began offering Class A and Class B shares effective January 31, 1997. The Fund began offering Class C shares effective May 1, 2000. The performance information in the bar chart below reflects: (1) the actual performance of Class A shares of the Fund for the period since January 31, 1997; and (2) the performance of the No-Load Class of shares of the Fund for the period prior to January 31, 1997, which does not reflect Rule 12b-1 fees. In addition, the performance reflected in the bar chart for the entire period shown does not reflect sales charges. If sales charges and Rule 12b-1 fees were reflected, the returns would be lower than those shown.


Total return is a measure of investment performance over a period of time. It includes dividends and capital gain distributions, as well as share price gain or loss.

12/31/90      -3.60%
12/31/91      24.29%
12/31/92      13.87%
12/31/93      16.91%
12/31/94      -2.25%
12/31/95      15.64%
12/31/96      10.39%
12/31/97      12.49%
12/31/98       4.32%
12/31/99       _.__%

During the 10-year period shown in the bar chart, the highest quarterly return
was     % for the quarter ended          ; and the lowest return was     % for
the quarter ended              .

With respect to Class A and Class B shares, which were first offered January 31, 1997 the performance information in the table that follows reflects: (1) the actual performance of Class A and Class B shares of the Fund for the period since January 31, 1997, and (2) the performance of the No-Load class of shares of the Fund prior to January 31, 1997, restated to reflect the imposition of the maximum sales charge for Class A and the deduction of the maximum deferred sales charge for Class B shares. With respect to Class C shares, which were not offered until May 1, 2000, the performance information in the table that follows reflects: (1) the performance of Class B shares of the Fund for the period since January 31, 1997, restated to reflect the deduction of the maximum deferred sales charge for Class C shares; and (2) the performance of the No-Load Class of shares of the Fund prior to January 31, 1997, restated to reflect the deduction of the maximum deferred sales charge for Class C shares. Performance shown for the period prior to January 31, 1997 does not reflect annual Rule 12b-1 fees (.25% for Class A shares and 1.00% for Class B and C shares). If Rule 12b-1 fees were reflected, the returns would be lower than those shown.

Average Annual Total Returns as of December 31, 1999

The following table shows how the High-Yield Bond Fund's Class A, Class B and Class C share performance compares to the Merrill Lynch High-Yield Index:


                                    1 year   5 years  10 years

High-Yield Bond Fund*
    Class A                          __%      __%       __%
    Class B                          __%      __%       __%
    Class C                          __%      __%       __%
Merrill Lynch High-Yield Index**     __%      __%       __%



* Class C shares of the Fund were not available until May 1, 2000. As required by Securities and Exchange Commission regulations, the Fund's returns shown above reflect the imposition of the maximum sales charge for Class A shares and the deduction of the maximum deferred sales charge for Class B shares. If you purchased Class A shares prior to 1999, or did not redeem Class B or C shares during that year, the Fund's Class A returns shown without the maximum initial sales charge would have been _____, _____, and _____ for 1, 5 and 10 years, respectively; the Fund's Class B returns shown without the maximum deferred sales charge would have been ______%, ______% and ______%, for 1, 5 and 10 years, respectively; and the Fund's Class C returns shown without the deferred sales charge would have been ____%,____% and ____% for 1, 5 and 10 years, respectively.


** The Merrill Lynch High-Yield Index is an unmanaged index comprised of outstanding debt of domestic market issuers rated below investment grade but not in default. The index does not reflect fees, brokerage commissions, or other costs of investing. This index is used for comparison purposes only, and the Fund 's holdings do not necessarily mirror the index. Performance is based on historical earnings and does not indicate the Fund's future results.


Investment returns and principal value vary with market conditions. Your shares may be worth more or less than their original cost when you sell them.


Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder Fees (fees paid directly from your investment)

                                                     Class A  Class B  Class C


Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                   4.50%*  None     None

Maximum deferred sales charge (load)
(as a percentage of the lesser of net asset value
at redemption or the original purchase amount)       None     5.00%**  1.00%***

Maximum sales charge (load) imposed on
reinvested dividends (as a percentage
of offering price)                                   None     None     None

Redemption fee (as a percentage
of amount redeemed)                                  None     None     None

Exchange fee                                         None     None     None
Maximum account fee ****                             $ 12     $ 12     $ 12


________________

* Purchases of $1,000,000 or more of Class A shares are not subject to a front-end sales charge, but a 1% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified plans.


** The contingent deferred sales charge on Class B shares reduces to zero after six years from purchase, and the Class B shares convert to Class A shares at that time.

*** The contingent deferred sales charge on Class C shares applies only to redemptions made in the first twelve months after purchase.

**** The account fee is an annual charge only for accounts with under $1,000 in the Fund's shares at year end.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)


                                        Class A   Class B     Class C*

Management Fees                            0.59%     0.59%      0.59%
12b-1 Fees                                 0.25%     1.00%      1.00%
Other Expenses                             0.__%     0.__%      0.__%
Total Annual Fund Operating Expenses        .__%      .__%      0.__%
Fee Waiver**                               0.__%     0.__%      0.__%
Net Expenses                                .__%      .__%       .__%



* Class C shares of the Fund were not offered until May 1, 2000. Annual operating expenses for Class C shares are estimated using actual expenses for Class B shares of the Fund during calendar year 1999.

** Adjusted to reflect the effect of the fee waiver on a calendar year basis, stated as a percentage of the Fund's average daily net assets. SAFECO Asset Management Company (SAM) has contractually agreed, from May 1, 1999 through April 30, 2009, to pay the Fund's aggregate operating expenses which exceed, in any given month, the rate of .40% per annum of the Fund's average daily net assets ("Expense Limitation"). This arrangement does not include the Fund's management fee, Rule 12b-1 fee, brokerage commissions, taxes, interest or extraordinary expenses. To the extent that the aggregate amount SAM paid or assumed in any prior months in a given year (May 1, 1999 through April 30, 2009) exceed the Expense Limitation, SAM may offset such amounts against the Expense Limitation for the current month.

--------------------------------------------------------------------------------

  Management fees are paid to SAFECO Asset Management Company (SAM) for investment advisory services including the provision of research, supervision and assistance in the management of the Fund.

  Other expenses include custody, accounting and administrative expenses; transfer agency and related expenses; shareholder servicing expenses; expenses related to preparing, printing and delivering prospectuses and shareholder reports; the expenses of holding shareholder meetings; legal and audit fees, trustees' compensation; federal and state registration fees; and extraordinary expenses.

--------------------------------------------------------------------------------

Example

The following example is intended to help you compare the cost of investing in the High-Yield Bond Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the High-Yield Bond Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's net operating expenses remain the same. Although your actual costs may be higher or lower, costs based on these assumptions would be:

                            1 year  3 years  5 years  10 years*


Class A                     $       $        $        $
Class B
  Assuming redemption at
   end of period            $       $        $        $
  Assuming no redemption    $       $        $        $
Class C
  Assuming redemption
  within 12 months          $       $        $        $
  Assuming no redemption    $       $        $        $


* Expenses for Class B shares reflect their conversion to Class A shares after six years.


SAFECO MANAGED BOND FUND

Objective

The SAFECO Managed Bond Fund seeks to provide as high a level of total return as is consistent with the relative stability of capital through the purchase of investment grade debt securities.

Principal Investment Strategies


The Managed Bond Fund will invest at least 65% of its total assets in bonds.

 . The Fund will invest primarily in investment grade debt securities (or unrated securities which are comparable in quality to investment grade debt securities).

 . The Fund will invest at least 50% of its total assets in U.S. government securities.

 . The Fund may invest in mortgage-backed or asset-backed securities.

The advisor analyzes each security it considers for purchase in two ways. First, the advisor looks at the security on a stand-alone basis:

 . Is it priced attractively given its rating and market sector?

 . Does the price and interest rate adequately compensate for any structural characteristics of the security, such as the right of an investor to require that the issuer buy the security back at a stated price or the right of an issuer to buy the security back at the stated price?

--------------------------------------------------------------------------------

  Bond ratings indicate an issuer's financial strength and ability to meet its debt obligations. The advisor may use rating services provided by Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P), and Fitch IBCA, Inc. (Fitch).

  Investment grade securities are rated by these services as follows:


                       MOODY'S     S&P     FITCH

                       Aaa         AAA     AAA
                       Aa          AA      AA
                       A           A       A
                       Baa         BBB     BBB

  Debt securities are interest paying instruments issued by corporations or other issuers.

  U.S. government securities are securities issued by the U.S. government or its agencies or instrumentalities, such as the Federal Home Loan Bank or the Federal Land Bank.

--------------------------------------------------------------------------------

Next, the advisor looks at how the security fits into the Fund's overall investment portfolio:

 . What effects would a purchase of this security have on overall portfolio yield, duration, and convexity?

 . How would an investment in this security affect the portfolio's yield curve exposure, the allocation among various market sectors, and diversification? The advisor may sell securities when either this relative value analysis shows another sector of the market is more attractive, the advisor believes another security within the same sector offers a better value, or to raise cash to meet shareholder redemptions.

 . If the rating of a security is downgraded after it has been purchased by the Fund, the advisor will engage in an orderly disposition of securities to ensure that no more than 5% of the Fund's assets are invested in below-investment grade securities.

-------------------------------------------------------------------------------

  Duration measures bond price volatility to changes in interest rates by measuring the "length" of the bond. It is a weighted-average term-to-maturity of the bond's cash flows, with the "weights" being the present value of each cash flow as a percentage of the bond's full price. The value of a security with a higher duration will normally fluctuate to a greater degree than the value of a security with a lower duration if interest rates change. For example, if interest rates were to move 1%, a bond with a 3-year duration would experience approximately a 3% change in its principal value. An identical bond with a 5-year duration would experience approximately a 5% change in its principal value. Generally, the stated maturity of a debt security is longer than its projected duration.



   A concept related to duration, convexity measures the sensitivity of the market price of a bond to changes in interest rate levels for larger yield changes. The more convexity a bond has, the slower its price will fall and the quicker its price will rise on a given movement in general interest rate levels.
--------------------------------------------------------------------------------


Principal Risk Factors

Loss of money is a risk of investing in the Managed Bond Fund. The Fund is subject to interest rate risk. Generally, when market interest rates rise the price of the Fund's debt securities will fall, and when market interest rates fall the price of the Fund's debt securities will rise. Such changes in price generally will be greater the longer the maturity of the debt security.

Although securities in the top four rating categories are considered "investment grade," Moody's considers bonds rated "Baa" to have speculative characteristics. In addition, investment in the Fund carries risks associated with the following types of securities:

 . Mortgage-backed securities. During periods of changing interest rates, mortgage holders may be more likely to pay off their loans early. These prepayment fluctuations may decrease the overall investment returns of the Fund.

 . Asset-backed securities. The underlying borrower(s) may default on the loan and the recovered collateral may not be sufficient to cover the interest and principal payments.


This Fund may be suitable for you if you want high current income and stability of capital.


Performance

The following bar chart and table provide some indication of the risks of investing in the Managed Bond Fund by showing how the Fund's performance has varied from year to year and how its performance compares over time to that of the Lehman Brothers Government/Corporate Index, a widely recognized index. As with all mutual funds, past performance is not a prediction of future results.



Effective September 30, 1996, all of the then-existing shares of the Fund were redesignated No-Load Class shares and the Fund began offering Class A and Class B shares. The Fund does not offer Class C shares. The performance information in the bar chart below reflects (1) the actual performance of Class A shares of the Fund for the period since September 30, 1996; and (2) the performance of the No-Load Class of shares of the Fund for the period prior to September 30, 1996, which does not reflect Rule 12b-1 fees. In addition, the performance reflected in the bar chart for the entire period shown does not reflect sales charges. If sales charges and Rule 12b-1 fees were reflected, the returns would be lower than those shown.

Total return is a measure of investment performance over a period of time. It includes dividends and capital gain distributions, as well as share price gain or loss.


12/31/90
12/31/91
12/31/92
12/31/93
12/31/94
12/31/95      17.35%
12/31/96       0.07%
12/31/97       7.78%
12/31/98       7.87%
12/31/99       _.__%



Since the Fund's inception in 1994, the highest quarterly return was      % for
the quarter ended        ; and the lowest return was       % for the quarter
ended            .

The performance information in the table that follows reflects: (1) the actual performance of Class A and Class B shares of the Fund for the period since September 30, 1996, and (2) the performance of the No-Load Class of shares of the Fund prior to September 30, 1996, restated to reflect the imposition of the maximum sales charge for Class A and the deduction of the maximum deferred sales charge for Class B shares. Performance shown for the period prior to September 30, 1996 does not reflect annual Rule 12b-1 fees (.25% for Class A shares and 1.00% for Class B shares). If Rule 12b-1 fees were reflected, the returns would be lower than those shown.


Average Annual Total Returns as of December 31, 1999

The following table shows how the Fund's Class A and Class B share performance compares to the Lehman Brothers Government/Corporate Index:


                                                            February 28, 1994
                                                            (inception) to
                                     1 year       5 years   December 31, 1999

Managed Bond Fund*
 Class A                               ____%         ____%        ____%
 Class B                               ____%         ____%        ____%
Lehman Brothers Gov't/Corp. Index**    ____%         ____%        ____%

* As required by Securities and Exchange Commission regulations, the Fund's returns reflect the imposition of the maximum sales charge for Class A shares and the deduction of the maximum deferred sales charge for Class B shares. If you purchased your Class A shares prior to 1999, or did not redeem your Class B shares during that year, the Fund's Class A returns shown without the maximum initial sales charge would have been _____, _____, and _____ for 1, 5 and 10 years, respectively; and the Fund's Class B returns shown without the maximum deferred sales charge would have been ______%, ______% and ______%, for 1, 5 and 10 years, respectively.

** The Lehman Brothers Gov't/Corp. Index is an unmanaged index comprised of every major U.S. government and investment-grade corporate bond with more than a year remaining until maturity. The index does not reflect fees, brokerage commissions, or other costs of investing. This index is used for comparison purposes only, and the Fund's holdings do not necessarily mirror the index. Performance is based on historical earnings and does not indicate the Fund's future results.


Investment returns and principal value vary with market conditions. Your shares may be worth more or less than their original value when you sell them.

Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)


                                                     Class A  Class B

Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                   4.50%*  None

Maximum deferred sales charge (load)
(as a percentage of the lesser of net asset value
 at redemption or the original purchase amount)      None     5.00%**

Maximum sales charge (load) imposed on
reinvested dividends (as a percentage
of offering price)                                   None     None

Redemption fee (as a percentage
of amount redeemed)                                  None     None

Exchange fee                                         None     None

Maximum account fee ***                               $12      $12



----------------


* Purchases of $1,000,000 or more of Class A shares are not subject to a front-end sales charge, but a 1% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified plans.

** The contingent deferred sales charge on Class B shares reduces to zero after six years from purchase, and the Class B shares convert to Class A shares at that time.

*** The account fee is an annual charge only for accounts with under $1,000 in the Fund's shares at year end.



Annual Fund Operating Expenses (expenses that are deducted from Fund assets)




                                        Class A   Class B

Management Fees                            0.50%     0.50%
12b-1 Fees                                 0.25%     1.00%
Other Expenses                             0.  %     0.  %
Total Annual Fund Operating Expenses        .  %      .  %
Fee Waiver*                                0.  %     0.  %
Net Expenses                                .  %      .  %



* Adjusted to reflect the effect of the fee waiver on a calendar year basis, stated as a percentage of the Fund's average daily net assets. SAFECO Asset Management Company (SAM) has contractually agreed, from May 1, 1999 through April 30, 2009, to pay the Fund's aggregate operating expenses which exceed, in any given month, the rate of .40% per annum of the Fund's average daily net assets ("Expense Limitation"). This arrangement does not include the Fund's management fee, Rule 12b-1 fee, brokerage commissions, taxes, interest or extraordinary expenses. To the extent that the aggregate amount SAM paid or assumed in any prior months in a given year (May 1, 1999 through April 30, 2009) exceed the Expense Limitation, SAM may offset such amounts against the Expense Limitation for the current month.

_____________________________________________________________________________

  Management fees are paid to SAFECO Asset Management Company (SAM) for investment advisory services including the provision of research, supervision and assistance in the management of the Fund.


  Other expenses include custody, accounting and administrative expenses; transfer agency and related expenses; shareholder servicing expenses; expenses related to preparing, printing and delivering prospectuses and shareholder reports; the expenses of holding shareholder meetings; legal and audit fees, trustees' compensation; federal and state registration fees; and extraordinary expenses.


_____________________________________________________________________________

Example

The following example is intended to help you compare the cost of investing in the Managed Bond Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Managed Bond Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's net operating expenses remain the same. Although your actual costs may be higher or lower, costs based on these assumptions would be:



                            1 year  3 years  5 years  10 years*


Class A                     $       $        $        $
Class B
  Assuming redemption at
   end of period            $       $        $        $
  Assuming no redemption    $       $        $        $



* Expenses for Class B shares reflect their conversion to Class A shares after six years.



SAFECO CALIFORNIA TAX-FREE INCOME FUND

Objective

The SAFECO California Tax-Free Income Fund seeks to provide as high a level of current interest income exempt from federal income tax and California state personal income tax as is consistent with the relative stability of capital. This Fund is available to California, Oregon, Nevada and Arizona residents.

Principal Investment Strategies


The California Tax-Free Income Fund invests primarily in investment grade municipal bonds issued by the state of California or its political subdivisions, having average maturities of 15-25 years.

The Fund will invest:

 . At least 80% of its assets in securities whose interest is exempt from federal income tax, the alternative minimum tax and California personal income tax.

 . At least 65% of its assets in investment grade municipal bonds with a maturity of more than one year.

________________________________________________________________________________



  Bond ratings indicate an issuer's financial strength and ability to meet its debt obligations. The advisor may use rating services provided by Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P) or Fitch IBCA, Inc. (Fitch).

          Investment grade securities are rated by these services as follows:



                       MOODY'S        S&P       FITCH

                       Aaa            AAA       AAA
                       Aa             AA        AA
                       A              A         A
                       Baa            BBB       BBB


  Municipal bonds are issued by cities, counties, and states and other government entities to cover borrowing needs.

________________________________________________________________________________

The Fund may invest up to 20% of its total assets in unrated municipal bonds, as long as they are of comparable quality to investment grade securities.


When evaluating a bond for purchase, the advisor takes into consideration, among other things, yield, maturity, structural features that give the issuer a right to buy the bond back at a stated price (a "call") or give the Fund a right to require the issuer to buy the bond back at a stated price (a "put"), credit quality (including the underlying rating of insured bonds), the purpose of the financing, the original offering price, any state or local tax exemption, and the amount of discount off or premium on the stated principal amount of the bond represented by the price offered. After evaluating these features of a bond, the advisor compares the bond to the universe of other available bonds, which may have different features, and will purchase the bond if it appears to offer the best relative value.

In selecting bonds for purchase, the advisor favors long maturity bonds in essential services that offer a significant degree of protection against issuer repurchase rights prior to maturity, and good value relative to their peers. The advisor may sell bonds when they become fully valued, when more attractively valued bonds become available or to raise cash to meet shareholder redemptions. In any case, turnover among the Fund's portfolio securities will remain low, because it often takes years for attractive relative valuations to be recognized by the municipal securities market.


Principal Risk Factors


Loss of money is a risk of investing in the California Tax-Free Income Fund.
The Fund is subject to interest rate risk. Generally, when market interest rates rise the price of the Fund's debt securities will fall, and when market interest rates fall the price of the Fund's debt securities will rise. Such changes in price generally will be greater the longer the maturity of the debt security.


Although securities in the top four rating categories are considered "investment grade," Moody's considers bonds rated "Baa" to have speculative characteristics. In addition, the Fund may experience greater volatility than a fund invested in bonds with shorter average maturities.

Because the Fund concentrates its investments in a single state, there may be more fluctuation in the value of its securities than is the case for mutual funds whose portfolios are more geographically diverse.

This Fund may be suitable for you if you wish to earn income that is free from federal income tax and free from California state personal income tax.


Performance

The following bar chart and table provide some indication of the risks of investing in the California Tax-Free Income Fund by showing how the Fund's performance has varied from year to year and how its performance compares over time to that of the Lehman Brothers Long Municipal Bond Index, a widely recognized index of municipal bonds having long maturities. As with all mutual funds, past performance is not a prediction of future results.

Effective September 30, 1996, all of the then-existing shares of the Fund were redesignated No-Load Class shares and the Fund began offering Class A and Class B shares. The Fund does not offer Class C shares. The performance information in the bar chart below reflects: (1) the actual performance of Class A shares of the Fund for the period since September 30, 1996; and (2) the performance of the No-Load Class of shares of the Fund for the period prior to September 30, 1996, which does not reflect Rule 12b-1 fees. In addition, the performance reflected in the bar chart for the entire period shown does not reflect sales charges. If sales charges and Rule 12b-1 fees were reflected, the returns would be lower than those shown.

Total return is a measure of investment performance over a period of time. It includes dividends and capital gain distributions, as well as share price gain or loss.

12/31/90       6.97%
12/31/91      12.55%
12/31/92       8.00%
12/31/93      13.23%
12/31/94      -9.20%
12/31/95      26.14%
12/31/96       2.56%
12/31/97      11.29%
12/31/98       5.73%
12/31/99        .__%

During the 10-year period shown in the bar chart, the highest quarterly return was _____% for the quarter ended _________; and the lowest return was _____% for the quarter ended ___________.




The performance information in the table that follows reflects: (1) the actual performance of Class A and Class B shares of the Fund for the period since September 30, 1996, and (2) the performance of the No-Load Class of shares of the Fund prior to September 30, 1996, restated to reflect the imposition of the maximum sales charge for Class A and the deduction of the maximum deferred sales charge for Class B shares. Performance shown for the period prior to September 30, 1996 does not reflect annual Rule 12b-1 fees (.25% for Class A shares and 1.00% for Class B shares). If Rule 12b-1 fees were reflected, the returns would be lower than those shown.


Average Annual Total Returns as of December 31, 1999

The following table shows how the Fund's Class A and Class B share performance compares to the Lehman Brothers Long Municipal Bond Index:


                                       1 year   5 years   10 years

California Tax-Free Income Fund*
    Class A                            ____%    ____%     ____%
    Class B                            ____%    ____%     ____%
Lehman Brothers Long Municipal Bond
Index**                                ____%    ____%     ____%



* As required by Securities and Exchange Commission regulations, the Fund's returns reflect the imposition of the maximum sales charge for Class A shares and the deduction of the maximum deferred sales charge for Class B shares. If you purchased your Class A shares prior to 1999, or did not redeem your Class B shares during that year, the Fund's Class A returns shown without the maximum initial sales charge would have been _____, _____, and _____ for 1, 5 and 10 years, respectively; and the Fund's Class B returns shown without the maximum deferred sales charge would have been ______%, ______% and ______%, for 1, 5 and 10 years, respectively.


** The Lehman Brothers Long Municipal Bond Index is an unmanaged index comprised of municipal bonds maturing in 22 or more years. The index is not limited to California issuers. The index does not reflect fees, brokerage commissions or other costs of investing. This index is used for comparison purposes only, and the Fund's holdings do not necessarily mirror the index. Performance is based on historical earnings and does not indicate the Fund's future results.


Investment returns and principal value vary with market conditions. Your shares may be worth more or less than their original value when you sell them.

Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder fees (fees paid directly from your investment)


                                                    Class A  Class B

Maximum sales charge (load) imposed
on purchases (as a percentage of offering price)     4.50%*  None

Maximum deferred sales charge (load) (as a
percentage of the lesser of net asset  value at
redemption or the original purchase amount)         None     5.00%**

Maximum sales charge (load) imposed on
reinvested dividends (as a percentage of
offering price)                                     None     None

Redemption fee (as a percentage of amount
redeemed)                                           None     None

Exchange fee                                        None     None
Maximum account fee ***                              $12      $12



* Purchases of $1,000,000 or more of Class A shares are not subject to a front-end sales charge, but a 1% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified plans.


** The contingent deferred sales charge on Class B shares reduces to zero after six years from purchase, and the Class B shares convert to Class A shares at that time.

*** The account fee is an annual charge only for accounts with under $1,000 in the Fund's shares at year end.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)


                                        Class A   Class B

Management Fees                            0.51%     0.51%
12b-1 Fees                                 0.25%     1.00%
Other Expenses                             0.__%     0.__%
Total Annual Fund Operating Expenses       1.__%     1.__%
Fee Waiver*                                0.00%     0.00%
Net Expenses                               1.__%     1.__%

* SAFECO Asset Management Company (SAM) has contractually agreed, from May 1, 1999 through April 30, 2009, to pay the Fund's aggregate operating expenses which exceed, in any given month, the rate of .40% per annum of the Fund's average daily net assets ("Expense Limitation"). This arrangement does not include the Fund's management fee, Rule 12b-1 fee, brokerage commissions, taxes, interest or extraordinary expenses. To the extent that the aggregate amount SAM paid or assumed in any prior months in a given year (May 1, 1999 through April 30, 2009) exceed the Expense Limitation, SAM may offset such amounts against the Expense Limitation for the current month.

_______________________________________________________________________________

  Management fees are paid to SAFECO Asset Management Company (SAM) for investment advisory services including the provision of research, supervision and assistance in the management of the Fund.

  Other expenses include custody, accounting and administrative expenses; transfer agency and related expenses; shareholder servicing expenses; expenses related to preparing, printing and delivering prospectuses and shareholder reports; the expenses of holding shareholder meetings; legal and audit fees, trustees' compensation; federal and state registration fees; and extraordinary expenses.

_______________________________________________________________________________

Example

The following example is intended to help you compare the cost of investing in the California Tax-Free Income Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the California Tax-Free Income Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's net operating expenses remain the same. Although your actual costs may be higher or lower, costs based on these assumptions would be:



                            1 year   3 years  5 years    10 years*

Class A                     $        $        $          $
Class B
  Assuming redemption at
  end of period             $        $        $          $
  Assuming no redemption    $        $        $          $

* Expenses for Class B shares reflect their conversion to Class A shares after six years.

SAFECO MUNICIPAL BOND FUND

Objective

The SAFECO Municipal Bond Fund seeks to provide as high a level of current interest income exempt from federal income tax as is consistent with the relative stability of capital.

Principal Investment Strategies

The Municipal Bond Fund invests primarily in municipal bonds rated investment grade or better with average maturities of 15-25 years.

The Fund will invest:

  .    At least 80% of its assets in securities whose interest is exempt from federal income tax and the alternative minimum tax.

 .    At least 65% of its assets in investment grade municipal bonds with a maturity of more than one year.

_______________________________________________________________________________


  Municipal bonds are issued by cities, counties, and states and other government entities to cover borrowing needs.

   Bond ratings indicate an issuer's financial strength and ability to meet its debt obligations. The advisor may use rating services provided by Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P) or Fitch IBCA, Inc. (Fitch).

     Investment grade securities are rated by these services as follows:

                              MOODY'S  S&P  FITCH
                              Aaa      AAA  AAA
                              Aa       AA   AA
                              A        A    A
                              Baa      BBB  BBB
_______________________________________________________________________________

The Fund may invest up to 20% of its total assets in unrated municipal bonds, as long as they are of comparable quality to investment grade securities.

When evaluating a bond for purchase, the advisor takes into consideration, among other things, yield, maturity, structural features that give the issuer a right to buy the bond back at a stated price (a "call") or give the Fund a right to require the issuer to buy the bond back at a stated price (a "put"), credit quality (including the underlying rating of insured bonds), the purpose of the financing, the original offering price, any state or local tax exemption, and the amount of discount off or premium on the stated principal amount of the bond represented by the price offered. After evaluating these features of a bond, the advisor compares the bond to the universe of other available bonds, which may have different features, and will purchase the bond if it appears to offer the best relative value.

In selecting bonds for purchase, the advisor favors long maturity bonds in essential services that offer a significant degree of protection against issuer repurchase rights prior to maturity and good value relative to their peers. In addition, the advisor considers the relative weighting of the Fund's holdings among states. The advisor may sell bonds when they become fully valued, when more attractively valued bonds become available, or to raise cash to meet shareholder redemptions. In any case, turnover among the Fund's portfolio securities will remain low, because it often takes years for attractive relative valuations to be recognized by the municipal securities market.


Principal Risk Factors

Loss of money is a risk of investing in the Municipal Bond Fund. The Fund is subject to interest rate risk. Generally, when market interest rates rise the price of the Fund's debt securities will fall, and when market interest rates fall the price of the Fund's debt securities will rise. Also, such changes in price generally will be greater the longer the maturity of the debt security.

Although securities in the top four rating categories are considered "investment grade," Moody's considers bonds rated "Baa" to have speculative characteristics. In addition, the Fund may experience greater volatility than a fund invested in bonds with a shorter average maturity.

This Fund may be suitable for you if you seek high current tax-exempt income and relative stability of principal.

Performance

The following bar chart and table provide some indication of the risks of investing in the Municipal Bond Fund by showing the Fund's performance has varied from year to year and how its performance compares over time to that of the Lehman Brothers Long Municipal Bond Index, a widely recognized index of municipal bonds having long maturities. As with all mutual funds, past performance is not a prediction of future results.

Effective September 30, 1996, all of the then-existing shares of the Fund were redesignated No-Load Class shares and the Fund began offering Class A and Class B shares. The Fund does not offer Class C shares. The performance information in the bar chart below reflects: (1) the actual performance of Class A shares of the Fund for the period since September 30, 1996; and (2) the performance of the No-Load Class of shares of the Fund prior to September 30, 1996, which does not reflect Rule 12b-1 fees. In addition, the performance reflected in the bar chart for the entire period shown does not reflect sales charges. If sales charges and Rule 12b-1 fees were reflected, the returns would be lower than those shown.

Total return is a measure of investment performance over a period of time. It includes dividends and capital gain distributions, as well as share price gain or loss.

12/31/90       6.65%
12/31/91      13.78%
12/31/92       8.75%
12/31/93      12.66%
12/31/94      -8.25%
12/31/95      21.48%
12/31/96       3.18%

12/31/96       3.18%
12/31/97      10.17%
12/31/98       5.75%
12/31/99        .__%

During the 10-year period shown in the bar chart, the highest quarterly return was _____% for the quarter ended _______; and the lowest return was_____% for the quarter ended _________.

The performance information in the table that follows reflects: (1) the actual performance of Class A and Class B shares of the Fund for the period since September 30, 1996, and (2) the performance of the No-Load Class of shares of the Fund prior to September 30, 1996, restated to reflect the imposition of the maximum sales charge on Class A and the deduction of the maximum deferred sales charge on Class B shares. Performance shown for the period prior to September 30, 1996 does not reflect annual Rule 12b-1 fees (.25% for Class A shares and 1.00% for Class B shares). If Rule 12b-1 fees were reflected, the returns would be lower than those shown.

Average Annual Total Returns as of December 31, 1999

The following table shows how the Municipal Bond Fund's Class A and Class B share performance compares to the Lehman Brothers Long Municipal Bond Index:

                               1 year        5 years   10 years
Municipal Bond Fund*
    Class A                     ___%           ___%      ___%
    Class B                     ___%           ___%      ___%
Lehman Brothers Long
Municipal Bond Index**          ___%           ___%      ___%

* As required by Securities and Exchange Commission regulations, the Fund's returns reflect the imposition of the maximum sales charge for Class A shares and the deduction of the maximum deferred sales charge for Class B shares. If you purchased your Class A shares prior to 1999, or did not redeem your Class B shares during that year, the Fund's Class A returns shown without the maximum initial sales charge would have been _____, _____, and _____ for 1, 5 and 10 years, respectively; and the Fund's Class B returns shown without the maximum deferred sales charge would have been ______%, ______% and ______%, for 1, 5 and 10 years, respectively.

** The Lehman Brothers Long Municipal Bond Index is an unmanaged indexcomprised of municipal bonds maturing in 22 or more years. The index does not reflect fees, brokerage commissions, or other costs of investing. This index is used for comparison purposes only, and the Fund's holdings do not necessarily mirror the index. Performance is based on historical earnings and does not indicate the Fund's future results.

Investment returns and principal value vary with market conditions. Your shares may be worth more or less than their original value when you sell them.

Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

                                                     Class A  Class B

Maximum sales charge (load) imposed
 on purchases (as a percentage of offering price)     4.50%*  None

Maximum deferred sales charge (load)
(as a percentage of the lesser of net asset value
at redemption or the original purchase amount)       None     5.00%**

Maximum sales charge (load) imposed on
reinvested dividends (as a percentage of
offering price)                                      None     None

Redemption fee (as a percentage of
amount redeemed)                                     None     None

Exchange fee                                         None     None

Maximum account fee***                               $12      $12

* Purchases of $1,000,000 or more of Class A shares are not subject to a front-end sales charge, but a 1% deferred sales charge will apply to redemptions made in the first twelve months except with respect to participant-directed redemptions from qualified plans.

** The contingent deferred sales charge on Class B shares reduces to zero after six years from purchase, and the Class B shares convert to Class A shares at that time.

*** The account fee is an annual charge only for accounts with under $1,000 in the Fund's shares at year end.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

                                        Class A   Class B
Management Fees                            0.45%     0.45%
12b-1 Fees                                 0.25%     1.00%
Other Expenses                             0.__%     0.__%
Total Annual Fund Operating Expenses       1.__%     1.__%
Fee Waiver*                                0.00%     0.00%
Net Expenses                               1.__%     1.__%

* SAFECO Asset Management Company (SAM) has contractually agreed, from May 1, 1999 through April 30, 2009, to pay the Fund's aggregate operating expenses which exceed, in any given month, the rate of .40% per annum of the Fund's average daily net assets ("Expense Limitation"). This arrangement does not include the Fund's management fee, Rule 12b-1 fee, brokerage commissions, taxes, interest or extraordinary expenses. To the extent that the aggregate amount SAM paid or assumed in any prior months in a given year (May 1, 1999 through April 30, 2009) exceed the Expense Limitation, SAM may offset such amounts against the Expense Limitation for the current month.
________________________________________________________________________________

  Management fees are paid to SAFECO Asset Management Company (SAM) for investment advisory services including the provision of research, supervision and assistance in the management of the Fund.

  Other expenses include custody, accounting and administration expenses; transfer agency and related expenses; shareholder servicing expenses; expenses related to preparing, printing and delivering prospectuses and shareholder reports; the expenses of holding shareholder meetings; legal and audit fees; trustees' compensation; federal and state registration fees; and extraordinary expenses.

_______________________________________________________________________________

Example

The following example is intended to help you compare the cost of investing in the Municipal Bond Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Municipal Bond Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's net operating expenses remain the same. Although your actual costs may be higher or lower, costs based on these assumptions would be:

                                          1 year   3 years  5 years  10 years*
Class A                                    $        $        $        $
Class B
  Assuming redemption at end of period     $        $        $        $
  Assuming no redemption                   $        $        $        $


* Expenses for Class B shares reflect their conversion to Class A shares after six years.



SAFECO MONEY MARKET FUND

Objective

The SAFECO Money Market Fund seeks as high a level of current income as is consistent with the preservation of capital and liquidity through investment in high-quality money market instruments maturing in 13 months or less.

Principal Investment Strategies


The Money Market Fund will purchase only high-quality securities having minimal credit risk. The Fund will purchase only securities with remaining maturities of 397 days or less and will maintain a dollar-weighted average portfolio maturity of no more than 90 days.

The Fund may invest in:

 .    Commercial paper of both domestic and foreign issuers

 .    Negotiable and non-negotiable certificates of deposit, bankers' acceptances and other short-term obligations of U.S. and foreign banks

 .    Repurchase agreements

 .    Variable and floating rate instruments

 .    U.S. government securities

 .    Restricted securities eligible for resale under Rule 144A or Section 4(2), provided that the advisor has determined that such securities are liquid under guidelines adopted by the Fund's Board of Trustees

 .    Corporate obligations such as publicly traded bonds and notes

 .    Asset-backed securities

 .    When-issued and delayed delivery securities

________________________________________________________________________________

     Commercial paper is a short-term unsecured promissory note issued by a financial institution or large corporation, and may include funding agreements issued by insurance companies.

     Certificates of deposit are receipts for deposits of funds in a financial institution. They permit the holder to receive interest plus the deposit at maturity.

     Repurchase agreements are arrangements in which the Fund buys securities at one price and simultaneously agrees to sell them back at a higher price.

     Variable and floating rate instruments have interest rates that change periodically in order to keep their market value at par.

     U.S. government securities are securities issued by the U.S. government or its agencies or instrumentalities, such as the Federal Home Loan Bank or the Federal Land Bank.

     Rule 144A securities are securities which are exempt from registration requirements. After a minimum two-year waiting period, they can be sold to qualified institutional investors, such as mutual funds.


     Section 4(2) securities are exempt from registration requirements and sold in private placements to qualified institutional investors such as mutual funds.

     Corporate obligations are debt instruments issued by a private corporation, as distinct from ones issued by a government agency or a municipality.

     Asset-backed securities represent interests in pools of consumer loans, automobile loans, credit card loans and installment loan contracts.

     When-issued and delayed delivery securities are securities whose terms and conditions, including price, are fixed by the issuer, but are to be issued and delivered against payment in the future -- typically 30 to 45 days after the date of commitment.

________________________________________________________________________________

When evaluating a security for purchase, the advisor takes into consideration, among other things, yield, maturity, issuer credit quality and relative value compared with other alternatives. The advisor may sell a security if the advisor becomes concerned about the issuer's creditworthiness, if a more attractive alternative is available, or to raise cash to meet shareholder redemptions.


Principal Risk Factors

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Money Market Fund's yield will fluctuate with short-term interest rates.

The Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The Fund may be suitable for you if you seek maximum safety and stability of principal.

Performance

The following bar chart and table provide some indication of the risks of investing in the Money Market Fund by showing how the Fund's performance has varied from year to year and showing the Fund's performance over time. As with all mutual funds, past performance is not a prediction of future results.

Effective September 30, 1996, all of the then-existing shares of the Fund were redesignated No-Load Class shares and the Fund began offering Class A and Class B shares. The Fund began offering Class C shares effective May 1, 2000. The performance information in the bar chart below reflects: (1) the actual performance of Class A shares of the Fund for the period since September 30, 1996; and (2) the performance of the No-Load Class of shares of the Fund for the period prior to September 30, 1996.

Total return is a measure of investment performance over a period of time. It includes dividends as well as share price gain or loss.

12/31/90       7.98%
12/31/91       5.74%
12/31/92       3.27%
12/31/93       2.50%
12/31/94       3.53%
12/31/95       5.28%
12/31/96       4.78%
12/31/97       4.97%
12/31/98       4.92%
12/31/99       _.__%

During the 10-year period shown in the chart, the highest quarterly return was _____% for the quarter ended _______, and the lowest return was ______% for the quarter ended _______.

With respect to Class A and Class B shares, which were first offered September 30, 1996, the performance information in the table that follows reflects: (1) the actual performance of Class A and Class B shares of the Fund for the period since September 30, 1996, and (2) the performance of the No-Load Class of shares of the Fund prior to September 30, 1996. With respect to Class C shares, which were not offered until May 1, 2000, the performance information in the table that follows reflects: (1) the performance of Class B shares of the Fund for the period since September 30, 1996; and (2) the performance of the No-Load Class of shares of the Fund prior to September 30, 1996.

Average Annual Total Returns and 7-Day Yield as of December 31, 1999

The following table shows past performance for the Fund's Class A, Class B and Class C shares:

                                                             7-Day Yield (period ended
                             1 year    5 years   10 years        December 31, 1999)
Money Market Fund
 Class A                      ___%       ___%      ___%                   ___%
 Class B                      ___%       ___%      ___%                   ___%
 Class C                      ___%       ___%      ___%                   ___%



For updated yield information, call 1-800-463-8794.

Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

                                                            Class A   Class B    Class C
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                            None*     None       None

Maximum deferred sales charge (load)
(as a percentage of the lesser of net asset value
at redemption or the original purchase amount)                 None      None**     None***

Maximum sales charge (load) imposed on
reinvested dividends (as a percentage
of offering price)                                             None      None       None

Redemption fee (as a percentage
of amount redeemed)                                            None      None       None

Exchange fee                                                   None      None       None

Maximum account fee ****                                       $ 12      $ 12       $ 12


---------------
*  Shares of the Money Market Fund do not currently carry any sales load.

** A contingent deferred sales charge may apply if you redeem Money Market Fund shares that were purchased by exchange from another Fund.

*** A 1.00% contingent deferred sales charge may apply if you redeem within the first twelve months of the initial purchase Money Market Fund shares that were purchased by exchange from another Fund.

**** The account fee is an annual charge only for accounts with under $1,000 in the Fund's shares at year end.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

The expenses the Money Market Fund currently pays before distributing net investment income to shareholders are shown below. These expenses are stated as a percentage of average daily net assets. These expenses may vary during other time periods.

                                        Class A   Class B   Class C*
Management Fees                         0.50%     0.50%      0.50%
12b-1 Fees**                            None      None       None
Other Expenses                          0.__%     0.__%      0.__%
Total Annual Fund Operating Expenses    _.__%     _.__%      0.__%
Fee Waiver***                           0.__%     0.__%      0.__%
Net Expenses                            _.__%     _.__%      _.__%

_______________________________________________________________________________

* Class C shares of the Fund were not offered until May 1, 2000. Annual operating expenses for Class C shares are estimated using actual expenses for Class B shares of the Fund during calendar year 1999.

** The Fund does not currently pay any 12b-1 fees. Shareholders will be notified in advance by a supplement to the Prospectus in the event that the Fund establishes a Rule 12b-1 fee under its Rule 12b-1 Plan.

*** Adjusted to reflect the effect of the fee waiver on a calendar year basis, stated as a percentage of the Fund's average daily net assets. SAFECO Asset Management Company (SAM) has contractually agreed, from May 1, 1999 through April 30, 2009, to pay the Fund's aggregate operating expenses which exceed, in any given month, the rate of .40% per annum of the Fund's average daily net assets ("Expense Limitation"). This arrangement does not include the Fund's management fee, Rule 12b-1 fee, brokerage commissions, taxes, interest or extraordinary expenses. To the extent that the aggregate amount SAM paid or assumed in any prior months in a given year (May 1, 1999 through April 30, 2009) exceed the Expense Limitation, SAM may offset such amounts against the Expense Limitation for the current month.

________________________________________________________________________________

  Management fees are paid to SAFECO Asset Management Company (SAM) for investment advisory services including the provision of research, supervision and assistance in the management of the Fund.

  Other expenses include custody, accounting and administrative expenses; transfer agency and related expenses; shareholder servicing expenses; expenses related to preparing, printing and delivering prospectuses and shareholder reports; the expenses of holding shareholder meetings; legal and audit fees, trustees' compensation; federal and state registration fees; and extraordinary expenses.

________________________________________________________________________________

Example

The following example is intended to help you compare the cost of investing in the Money Market Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Money Market Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's net operating expenses remain the same. Although your actual costs may be higher or lower, costs based on these assumptions would be:

                    1 year    3 years     5 years     10 years
Class A               $___      $___        $___        $___
Class B               $___      $___        $___        $___
Class C               $___      $___        $___        $___

________________

Shares of the Money Market Fund are not currently subject to any 12b-1 fees.

Additional Fund Facts

This prospectus describes some of the Funds' investment policies and strategies. The Statement of Additional Information includes additional information concerning the Funds' additional investment policies and strategies. A Fund may exceed percentage limits placed on particular investments if, after the Fund's investment, market movements cause asset values to change.

Investment objective changes. In rare circumstances, a Fund may, with approval from its board of trustees, change its investment objective. If this happens, the Fund may no longer meet your investment needs. Should the board of trustees vote to change a Fund's objective, you will be notified in writing at least 30 days prior to the change.

Temporary defensive strategies. From time to time, a Fund may take temporary defensive positions that are inconsistent with its principal investment policies, in an attempt to respond to adverse market, economic, political or other conditions. For temporary defensive strategies, a Fund may hold cash or invest in high quality, short-term securities issued by an agency or instrumentality of the U.S. Government, high quality commercial paper, certificates of deposit, shares of no-load, open-end money market funds or repurchase agreements. A Fund taking a temporary defensive position may not achieve its investment objective in the short run.

Market Risk. All securities transactions involve market risk. The major risk associated with mutual funds is that the securities in the portfolio may decline in value, causing your investment to be worth less than when you bought it. Investing in mutual fund shares is therefore not the same as making a bank deposit, and your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Management


SAFECO Asset Management Company (SAM) is the investment advisor for each Fund, providing investment research, advice and supervision in the ongoing management of the portfolio. Based on each Fund's investment objective and policies, SAM determines what securities the Fund will purchase, retain or sell and implements those decisions. Each Fund pays SAM an annual advisory fee based on a percentage of that Fund's average daily net assets, calculated each business day and paid monthly. The Funds paid SAM advisory and administrative fees at the following rates, as a percentage of average daily net assets, for the year ended December 31, 1999:

Growth Opportunities                    ___%
Equity                                  ___%
Dividend Income                         ___%
Northwest                               ___%
International Stock                     ___%
Balanced                                ___%
Small Company Value                     ___%
U.S. Value                              ___%
Intermediate-Term U.S. Treasury         ___%
GNMA                                    ___%
High-Yield Bond                         ___%
Managed Bond                            ___%
California Tax-Free Income              ___%
Municipal Bond                          ___%
Money Market                            ___%


SAM is a wholly owned subsidiary of SAFECO Corporation, which is located at SAFECO Plaza, Seattle, WA 98185. SAM is located at Two Union Square, 25/th/ Floor, Seattle, Washington 98101.

The Bank of Ireland Asset Management (U.S.) Limited (the "Sub-Advisor") acts as an investment sub-advisor to the International Stock Fund. The Sub-Advisor is a direct, wholly owned subsidiary of Bank of Ireland Asset Management Limited (an investment advisory firm), which is headquartered in Dublin, Ireland, and an indirect, wholly owned subsidiary of the Bank of Ireland, which is also headquartered in Dublin, Ireland. For the year ended December 31, 1999, SAM paid the Sub-Advisor sub-advisory fees of ________% of the average daily net assets of the International Stock Fund.

Portfolio Managers

Growth Opportunities Fund


The Growth Opportunities Fund is managed by Thomas M. Maguire, Vice President of SAM. Mr. Maguire has served as portfolio manager since 1989.

Equity Fund


The Equity Fund is managed by Richard D. Meagley, Vice President of SAM. Mr. Meagley has managed the Fund since 1995.



Dividend Income Fund


The Dividend Income Fund is managed by Thomas E. Rath, Vice President of SAM. Mr. Rath has managed the Fund since 1994.



Northwest Fund


The Northwest Fund is managed by Bill Whitlow, Vice President of SAM. Mr. Whitlow has managed the Fund since April 1997. From 1990 to 1997, he was a principal and director of research for the brokerage firm Pacific Crest Securities in Seattle, Washington.

International Stock Fund

The International Stock Fund is managed by a committee of portfolio managers at the Sub-Advisor. All investment decisions are made by this committee and no single person is primarily responsible for making recommendations to the committee.

Balanced Fund


The Balanced Fund is managed by three individuals. The equity portion is co-managed by Rex L. Bentley, Vice President of SAM and Lynette D. Sagvold, Assistant Vice President of SAM. Mr. Bentley and Ms. Sagvold have co-managed the Fund since 1996. From 1990 to 1995, Mr. Bentley was Vice President and Investment Counsel at the investment advisory firm of Badgley, Phelps and Bell Investment Counsel, Inc. From

1993 to 1995, Ms. Sagvold was a portfolio manager and analyst for First Interstate Bank of Washington.


The debt security portion is managed by Michael Hughes, Assistant Vice President of SAM. Mr. Hughes has co-managed the Fund since 1997. From 1995 to 1996, he was Vice President and a portfolio manager for First Interstate Capital Management Company.


Small Company Value Fund


The Small Company Value Fund is managed by Greg Eisen, Assistant Vice President of SAM. Mr. Eisen has managed the Fund since its inception in 1996. From 1992 to 1996, he served as an investment analyst for SAM.



U.S. Value Fund


The U.S. Value Fund is co-managed by Rex L. Bentley, Vice President of SAM, and Lynette D. Sagvold, Assistant Vice President of SAM. Mr. Bentley and Ms. Sagvold have managed the U.S. Value Fund since its inception in 1996. From 1990 to 1995, Mr. Bentley was Vice President and Investment Counsel at the investment advisory firm of Badgley, Phelps and Bell Investment Counsel, Inc. From 1993 to 1995, Ms. Sagvold was a portfolio manager and analyst for First Interstate Bank of Washington.

Intermediate-Term U.S. Treasury Fund


The Intermediate-Term U.S. Treasury Fund is managed by Naomi Urata, Vice President of SAM. Ms. Urata began managing the Fund in 1999, and has been the portfolio manager for the SAFECO Money Market Fund since 1994



GNMA Fund

The GNMA Fund is co-managed by Paul Stevenson and Joe Christensen. Mr. Stevenson has managed the Fund since 1988, and is a Vice President of SAM and Vice President of SAFECO Life Insurance Company. Mr. Christensen began managing the Fund in 2000. From October 1997 to May 2000 Mr. Christensen managed a portfolio of securities for the SAFECO insurance companies. Prior to that time he was a portfolio manager and Vice President of Wells Fargo/First Interstate Bank.

High-Yield Bond Fund


The High-Yield Bond Fund is managed by Robert Kern, Assistant Vice President of SAM. Mr. Kern has managed the Fund since 1996. He has been a securities analyst for SAM since 1994.

Managed Bond Fund


The Managed Bond Fund is managed by Michael Hughes, Assistant Vice President of SAM. Mr. Hughes has managed the Fund since 1997. From 1995 to 1996 he was Vice President and a portfolio manager for First Interstate Capital Management Company.



California Tax-Free Income Fund


The California Tax-Free Income Fund is managed by Stephen C. Bauer, President and Director of SAM. Mr. Bauer has managed the SAFECO California Tax-Free Income Fund since 1983.

Municipal Bond Fund


The Municipal Bond Fund is managed by Stephen C. Bauer, President and Director of SAM. Mr. Bauer has managed the SAFECO Municipal Bond Fund since 1981, and is the portfolio manager for other SAFECO Funds.



Money Market Fund


The Money Market Fund is managed by Naomi Urata, Vice President of SAM. Ms. Urata has managed the Fund since 1994.



Financial Highlights


The Financial Highlights tables which follow are intended to help you understand the Funds' financial performance for the past five years (or, if shorter, since commencement of operations). Certain information reflects financial results for a single Fund share. The total returns in the tables reflect the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and other distributions). This information has been audited by,_____________ independent auditors, whose report, along with the Funds' financial statements, are incorporated by reference in the Statement of Additional Information which is available upon request.

SAFECO Growth Opportunities Fund
(For a Class A Share Outstanding Throughout the Period)

                                                                                           Three-Month
                                                   For The Year Ended                      Period Ended
                                                        December 31                         December 31
                                                1999               1998             1997        1996
Net Asset Value at
Beginning of Period                                         $      22.39        $   16.97   $   15.45

Income from Investment
Operations

  Net Investment Income (loss)                                     (0.05)           (0.02)      (0.02)

  Net Realized and Unrealized
  Gain on Investments                                               1.05             8.44        1.77
                                                            ------------        ---------   ---------
  Total from Investment
  Operations                                                        1.00             8.42        1.75


Less Distributions

  Dividends from Net
  Investment Income                                                   --               --          --

  Distributions from
  Realized Gains                                                   (0.73)           (3.00)      (0.23)
                                                            ------------        ---------   ---------
Total Distributions                                                (0.73)           (3.00)      (0.23)
                                                            ------------        ---------   ---------
Net Asset Value at End
of Period                                                   $      22.66        $   22.39   $   16.97
                                                            ============        =========   =========
Total Return+                                                       4.47%           49.61%         35%*

Net Assets at End
of Period (000's)                                          $     33,712         $   4,076   $     187

Ratio of Expenses to
Average Net Assets                                                 1.00%             1.06%       1.12%**

Ratio of Net Investment
Income (loss) to Average
 Net Assets                                                       (0.40%            (0.33%)      0.58%)**

Portfolio Turnover Rate                                           54.58%            82.57%      82.93%**

*  Not annualized.
**   Annualized.

+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.

SAFECO Growth Opportunities Fund
(For a Class B Share Outstanding Throughout the Period)

                                                                                            Three-Month
                                               For The Year Ended                           Period Ended
                                                   December 31                               December 31
                                                1999         1998             1997              1996
Net Asset Value at
 Beginning of Period                                       $ 22.19                $16.94      $    15.45

Income from Investment
Operations

  Net Investment Income (loss)                               (0.15)                (0.08)          (0.05)

  Net Realized and Unrealized
   Gain on Investments                                        0.90                  8.33            1.77
                                                           -------                ------      ----------
Total from Investment
Operations                                                    0.75                  8.25            1.72

Less Distributions

  Dividends from Net Investment
  Income                                                        --                    --              --

  Distributions from Realized Gains                          (0.73)                (3.00)          (0.23)
                                                           -------                ------      ----------
    Total Distributions                                      (0.73)                (3.00)          (0.23)
                                                           -------                ------      ----------
Net Asset Value at End
of Period                                                  $ 22.21                $22.19      $    16.94
                                                           =======                ======      ==========
Total Return+                                                 3.38%                48.70%           1.15%*

Net Assets at End
 of Period 000's)                                          $15,569                $1,402      $      116

Ratio of Expenses to
Average Net Assets                                            1.91%                 1.88%           1.87%**

Ratio of Net Investment
Income (loss) to Average
Net Asset                                                    (1.28%)               (1.16%)         (1.38%)**

Portfolio Turnover Rate                                      54.58%                82.57%          82.93%**

*  Not annualized.
**   Annualized.

+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.

SAFECO Equity Fund
(For a Class A Share Outstanding Throughout the Period)

                                                                           Three-Month
                                 For The Year Ended                        Period Ended
                                     December 31                            December 31
                                 1999            1998           1997            1996
Net Asset Value at
Beginning of Period                              $ 19.55       $  16.62    $   15.85

Income from Investment
Operations

 Net Investment Income                              0.18           0.14         0.04

 Net Realized and Unrealized
 Gain On Investments                                4.65           3.77         1.35
                                                 -------       --------    ---------
 Total from Investment
 Operations                                         4.83           3.91         1.39

Less Distributions

 Dividends from Net
 Investment Income                                 (0.18)         (0.14)       (0.04)

 Distributions from
 Realized Gains                                    (0.93)         (0.84)       (0.58)
                                                 -------       --------    ---------
  Total Distributions                              (1.11)         (0.98)       (0.62)
                                                 =======       ========    =========
Net Asset Value at
End of Period                                    $ 23.27       $  19.55    $   16.62
                                                 -------       --------    ---------

Total Return+                                      24.77%         23.56%        8.78%*

Net Assets at End of
Period (000's)                                   50,354        7,247      2,894

Ratio of Expenses to
Average Net Assets                                 0.88%        1.24%      0.97%**

Ratio of Net Investment
Income to Average Net
Assets                                             0.89%        0.74%      1.38%**

Portfolio Turnover Rate                           32.94%       34.26%     59.34%**

* Not annualized.
**   Annualized.

+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.

SAFECO Equity Fund
(For a Class B Share Outstanding Throughout the Period)

                                                                                 Three-Month
                                        For The Year Ended                       Period Ended
                                            December 31                           December 31
                                        1999          1998            1997           1996
Net Asset Value at
Beginning of Period                                    $ 19.55         $ 16.60    $   15.85

Income from Investment
Operations

  Net Investment Income
 (loss)                                                  (0.03)           0.02         0.02

  Net Realized and Unrealized
  Gain on Investments                                     4.56            3.79         1.33
                                                       -------         -------    ---------
    Total from Investment
     Operations                                           4.53            3.81         1.35

Less Distributions

  Dividends from Net
  Investment Income                                         --           (0.02)       (0.02)

  Distributions from
  Realized Gains                                         (0.93)          (0.84)       (0.58)
                                                       -------         -------    ---------
    Total Distributions                                  (0.93)          (0.86)       (0.60)
                                                       -------         -------    ---------
Net Asset Value at
End of Period                                          $ 23.15         $ 19.55    $   16.60
                                                       =======         =======    =========

Total Return+                                            23.16%          22.93%        8.50%*

Net Assets at End of
Period (000's)                                   $17,232     $ 3,565    $  355

Ratio of Expenses to
Average Net Assets                                  1.94%       1.81%     1.75%**

Ratio of Net Investment
Income (Loss) to Average
Net Assets                                         (0.21%)      0.12%     0.51%**

Portfolio Turnover Rate                            32.94%      34.26%    59.34%**

*Not annualized.
**   Annualized.


+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.


SAFECO Dividend Income Fund
(For a Class A Share Outstanding Throughout the Period)

                                 For The Year Ended      Three-Month Period Ended
                                     December 31               December 31
                                 1999           1998         1997       1996
Net Asset Value at
Beginning of Period                             $ 24.02      $ 21.15    $   20.03

Income from Investment
 Operations

  Net Investment Income                            0.48         0.51         0.12

  Net Realized and Unrealized
  Gain on Investments                              0.81         4.98         1.65
                                                -------      -------    ---------
    Total from Investment
   Operations                                      1.29         5.49         1.77

Less Distributions
                                                  (0.48)       (0.51)       (0.12)
  Dividends from Net
  Investment Income
                                                  (1.28)       (2.11)       (0.53)
  Distributions from                            -------      -------    ---------
  Realized Gains                                  (1.76)       (2.62)       (0.65)
                                                -------      -------    ---------
    Total Distributions
                                                $ 23.55      $ 24.02    $   21.15
Net Asset Value at End                          =======      =======    =========
of Period
                                                   5.38%       26.15%        8.85%*

Total Return+
                                                $ 2,073      $   742    $     193
Net Assets at End
of Period (000's)
                                                   1.34%        1.14%        1.03%**
Ratio of Expenses to
Average Net Assets

Ratio of Net Investment                            2.16%        2.50%        2.66%**
Income to Average
Net Assets                                        46.14%       52.14%       37.84%**

Portfolio Turnover Rate

*  Not annualized.
**   Annualized.

+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.

SAFECO Dividend Income Fund
(For a Class B Share Outstanding Throughout the Period)

                                                                               Three-Month
                                         For The Year Ended                    Period End
                                            December 31                        December 31
                                        1999            1998           1997        1996
Net Asset Value at
Beginning of Period                                   $ 23.95       $ 21.12      $   20.03

Income from Investment
Operations

 Net Investment Income                                   0.30          0.38           0.10

 Net Realized and Unrealized
 Gain on Investments                                     0.90          4.94           1.62
                                                      -------       -------      ---------
  Total from Investment
   Operations                                            1.20          5.32           1.72

Less Distributions

 Dividends from Net
 Investment Income                                      (0.30)        (0.38)         (0.10)

 Distributions from
 Realized Gains                                         (1.28)        (2.11)         (0.53)
                                                      -------       -------      ---------
   Total Distributions                                  (1.58)        (2.49)         (0.63)
                                                      -------       -------      ---------
Net Asset Value at End
of Period                                             $ 23.57       $ 23.95      $   21.12
                                                      =======       =======      =========
Total Return+                                            5.03%        25.35%          8.60%*

Net Assets at End
of Period (000's)                                     $ 2,176        $   798   $    112

Ratio of Expenses to
Average Net Assets                                       2.08%          1.83%      1.79%**

Ratio of Net Investment
Income to Average
Net Assets                                               1.45%          1.79%      1.99%**

Portfolio Turnover Rate                                 46.14%         52.14%     37.84%**

* Not annualized.
**   Annualized.

+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.

SAFECO Northwest Fund
(For a Class B Share Outstanding Throughout the Period)

                                                                                 Three-Month
                                         For The Year Ended                      Period End
                                            December 31                          December 31
                                        1999            1998            1997        1996
Net Asset Value at
Beginning of Period                                    $17.25          $14.06     $ 13.78

Income from Investment
Operations

  Net Investment Income
  (loss)                                                (0.16)          (0.06)      (0.01)

  Net Realized and Unrealized
  Gain on Investments                                    0.66            4.39        0.29
                                                       ------          ------     -------
     Total from Investment
      Operations                                         0.50            4.33        0.28

Less Distributions

  Dividends from Net
  Investment Income                                        --              --          --

  Distributions from Realized Gains                     (0.19)          (1.14)         --
                                                       ------          ------     -------
     Total Distributions                                (0.19)          (1.14)         --
                                                       ------          ------     -------
Net Asset Value at
End of Period                                          $17.56          $17.25     $ 14.06
                                                       ======          ======     =======
Total Return+                                            2.87%          30.79%       2.03%*

Net Assets at End of
Period (000's)                                         $2,208       $1,354    $    369

Ratio of Expenses to
Average Net Assets                                       1.70%        1.42%       1.40%**

Ratio of Net Investment
Income (loss) to Average
Net Assets                                              (1.06%)      (0.61%)     (0.39%)**

Portfolio Turnover Rate                                 50.40%       55.42%      67.32%**

* Not annualized.
 **   Annualized.

+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.



SAFECO Northwest Fund
(For a Class B Share Outstanding Throughout the Period)

                                                                               Three-Month
                                         For The Year Ended                    Period End
                                            December 31                        December 31
                                        1999            1998            1997          1996
Net Asset Value at
Beginning of Period                                   $17.09         $14.03        $  13.78

Income from Investment
Operations

   Net Investment Income
    (loss)                                             (0.23)         (0.10)          (0.03)

  Net Realized and Unrealized
  Gain on Investments                                   0.64           4.30            0.28
                                                      ------         ------        --------
     Total from Investment
      Operations                                        0.41           4.20            0.25

Less Distributions

  Dividends from Net
  Investment Income                                                          --                    --                    --

  Distributions from
  Realized Gains                                                          (0.19)                (1.14)                   --
                                                                         ------                ------            ----------
     Total Distributions                                                  (0.19)                (1.14)                   --
                                                                         ------                ------            ----------
Net Asset Value at
End of Period                                                            $17.31                $17.09            $    14.03
                                                                         ======                ======            ==========

Total Return+                                                              2.37%                29.93%                 1.81%*

Net Assets at End
of Period (000's)                                                        $2,603                $1,204            $      232

Ratio of Expenses to
Average Net Assets                                                         2.30%                 2.09%                 2.18%**

Ratio of Net Investment
Income (loss) to Average
Net Assets                                                                (1.66%)               (1.30%)               (1.19%)**

Portfolio Turnover Rate                                                   50.40%                55.42%                67.32%**

*  Not annualized.
** Annualized.

+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.

   SAFECO International Stock Fund
   (For a Class A Share Outstanding Throughout the Period)

                                                                                                         Three-Month
                                                                   For The Year                          Period Ended
                                                                Ended December 31                         December 31
                                                             1999               1998          1997           1996
Net Asset Value at
Beginning of Period                                                            $11.55        $11.29         $10.39

Income from Investment
Operations

  Net Investment Income (loss)                                                  (0.02)         0.20             --

  Net Realized and Unrealized
 Gain on Investments and
 Foreign Currency Transactions                                                   1.60          0.29           0.95
                                                                           ----------     ---------      ---------
 Total from Investment Operations                                                1.58          0.49           0.95

Less Distributions

  Dividends from Net
  Investment Income                                                                --         (0.21)         (0.05)

  Distributions from
  Realized Gains                                                                   --         (0.02)            --
                                                                           ----------     ---------      ---------
     Total Distributions                                                           --         (0.23)         (0.05)
                                                                           ----------     ---------      ---------
Net Asset Value at
End of Period                                                                  $13.13        $11.55         $11.29
                                                                           ==========     =========      =========
Total Return+                                                                   13.68%         4.30%          9.19%*

Net Assets at End
 of Period (000's)                                                             $  629        $  295         $  154

Ratio of Expenses to
Average Net Assets++                                                             2.14%         1.87%          1.41%**

Ratio of Net Investment
Income (loss) to Average
Net Assets                                                                      (0.47%)        0.26%         (0.23%)**

Portfolio Turnover Rate                                                         25.62%        22.13%          18.51%**


*  Not annualized.
** Annualized.

+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
++ Net of reimbursements by advisor. Absent the reimbursements, the ratio of expenses to average net assets would have been __%, 2.31%, 2.13% and 1.72% for the year or period ended December 31, 1999, 1998, 1997 and 1996, respectively.
   SAFECO International Stock Fund
   (For a Class B Share Outstanding Throughout the Period)


                                                                     For The Year Ended                Three-Month Period
                                                                         December 31                   Ended December 31
                                                               1999                    1998           1997          1996
Net Asset Value at Beginning
of Period                                                                              $11.53         $11.28        $10.39

Income from Investment
Operations

 Net Investment Income                                                                  (0.11)          0.18            --

 Net Realized and Unrealized
 Gain on Investments and
 Foreign Currency Transactions                                                           1.57           0.22          0.93
                                                                                     --------       --------     ---------
 Total from Investment
 Operations                                                                              1.46           0.40          0.93

Less Distributions

 Dividends from Net
 Investment Income                                                                         --          (0.13)        (0.04)

 Distributions from
 Realized Gains                                                                            --          (0.02)           --
                                                                                     --------       --------     ---------
  Total Distributions                                                                      --          (0.15)        (0.04)
                                                                                     --------       --------     ---------
Net Asset Value at
End of Period                                                                          $12.99         $11.53        $11.28
                                                                                     ========       ========     =========
Total Return+                                                                           12.66%          3.48%         8.96%*

Net Assets at End
of Period (000's)                                                                      $  777         $  331        $  112

Ratio of Expenses to
Average Net Assets++                                                                     3.02%          2.64%         2.17%**

Ratio of Net Investment
Income (loss) to Average
Net Assets                                                                              (1.33%)         0.51%        (1.15%)**

Portfolio Turnover Rate                                                                 25.62%         22.13%        18.51%**

*  Not annualized.
** Annualized.

+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
++ Net of reimbursements by advisor. Absent the reimbursements, the ratio of expenses to average net assets would have been __%, 3.19%, 2.90% and 2.47% for the year or period ended December 31, 1999, 1998, 1997 and 1996, respectively.

SAFECO Balanced Fund
(For a Class A Share Outstanding Throughout the Period)

                                 For The Year Ended     Three-Month Period Ended
                                     December 31               December 31
                                        1999            1998     1997       1996
Net Asset Value at
Beginning of Period                                   $11.60   $ 10.69   $  10.38

Income from Investment
Operations

 Net Investment Income                                  0.25      0.28       0.09

 Net Realized and Unrealized
 Gain on Investments                                    1.14      1.45       0.44
                                                      ------   -------   --------
 Total from Investment
 Operations                                             1.39      1.73       0.53

Less Distributions

 Dividends from Net
 Investment Income                                     (0.25)    (0.28)     (0.09)

 Distributions from
 Realized Gains                                        (0.51)    (0.54)     (0.13)
                                                      ------   -------   --------
  Total Distributions                                  (0.76)    (0.82)     (0.22)
                                                      ------   -------   --------
Net Asset Value at
End of Period                                         $12.23   $ 11.60   $  10.69
                                                      ======   =======   ========
Total Return+                                          12.06%    16.29%      5.07%*

Net Assets at End
of Period (000's)                                     $  893   $   205    $  110

Ratio of Expenses to
Average Net Assets                                      1.67%     1.52%     1.35%++**

Ratio of Net Investment
Income to Average Net Assets                            2.23%     2.55%     3.01%**

Portfolio Turnover Rate                                74.76%   101.22%    36.10%**


*  Not annualized.
**   Annualized.

+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.

++   Net of reimbursements by advisor. Absent the reimbursements, the annualized ratio of expenses to average net assets would have been 1.70%.

SAFECO Balanced Fund
(For a Class B Share Outstanding Throughout The Period)

                                                                          Three-Month
                                 For The Year Ended                       Period Ended
                                     December 31                           December 31
                                        1999            1998     1997         1996
Net Asset Value at
Beginning of Period                                   $ 11.60   $ 10.70     $  10.38

Income from Investment
Operations

 Net Investment Income                                   0.15      0.18         0.06

 Net Realized and Unrealized
 Gain on Investments                                     1.15      1.44         0.45
                                                      -------   -------     --------
  Total from Investment
  Operations                                             1.30      1.62         0.51

Less Distributions

 Dividends from Net
 Investment Income                                      (0.15)    (0.18)       (0.06)

 Distributions from
 Realized Gains                                         (0.51)    (0.54)       (0.13)
                                                      -------   -------     --------
Total Distributions                                     (0.66)    (0.72)       (0.19)
                                                      -------   -------     --------
Net Asset Value at End
of Period                                             $ 12.24   $ 11.60     $  10.70
                                                      =======   =======     ========
Total Return+                                           11.30%    15.21%      4.85%*

Net Assets at End
of Period (000's)                               $ 2,056       $   331   $   115

Ratio of Expenses to
Average Net Assets                                 2.34%         2.28%     2.11%++**

Ratio of Net Investment
Income to Average
Net Assets                                         1.55%         1.78%     2.23%**

Portfolio Turnover Rate                           74.76%       101.22%    36.10%**


*  Not annualized.
**  Annualized.

+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.

++   Net of reimbursements by advisor. Absent the reimbursements, the annualized ratio of expenses to average net assets would have been 2.46%.


SAFECO Small Company Value Fund
(For a Class A Share Outstanding Throughout the Period)

                                 For The Year Ended                     Three-Month Period Ended
                                     December 31                              December 31
                                 1999           1998          1997                1996
Net Asset Value at
Beginning of Period                             $ 14.21       $11.81             $ 11.51

Income from Investment
Operations

 Net Investment Income
 (loss)                                           (0.08)       (0.06)              (0.01)

 Net Realized and Unrealized
 Gain (loss) on Investments                       (3.04)        2.80                0.31
                                                -------       ------             -------
  Total from Investment
  Operations                                      (3.12)        2.74                0.30

Less Distributions
 Dividends from Net
 Investment Income                                  --          --           --

 Distributions from
 Realized Gains                                     --       (0.34)          --
                                               -------      ------      -------
  Total Distributions                               --       (0.34)          --
                                               -------      ------      -------
Net Asset Value at
End of Period                                  $ 11.09      $14.21      $ 11.81
                                               =======      ======      =======
Total Return+                                   (21.96%)     23.21%        2.61%*

Net Assets at End of
Period (000's)                                 $ 1,220      $  271      $   135

Ratio of Expenses to
Average Net Assets                                1.66%       1.52%        1.42%++**

Ratio of Net Investment Income
(loss) to Average Net Assets                     (0.99%)     (0.60%)      (0.50%)**

Portfolio Turnover Rate                          90.23%      60.81%       73.47%**

*  Not annualized.
**   Annualized.

+Excludes the effects of sales charges. If sales charges were included, the total return would be lower.

++   Net of reimbursements by advisor. Absent the reimbursements, the annualized ratio of expenses to average net assets would have been 1.62%.

SAFECO Small Company Value Fund
(For a Class B Share Outstanding Throughout the Period)

                                                                                                 Three-Month
                                                         For The Year Ended                      Period Ended
                                                             December 31                          December 31
                                                         1999           1998         1997             1996
Net Asset Value at
 Beginning of Period                                                  $ 14.07      $11.79           $ 11.51

Income from Investment
Operations

    Net Investment Income (loss)                                        (0.15)      (0.10)            (0.04)

    Net Realized and Unrealized
    Gain (loss) on Investments                                          (3.04)       2.72              0.32
                                                                      -------      ------           -------
      Total from Investment Operations                                  (3.19)       2.62              0.28

Less Distributions

   Dividends from Net
   Investment Income                                                       --          --                --

  Distributions from
   Realized Gains                                                          --       (0.34)               --
                                                                      -------      ------           -------
    Total Distributions                                                    --       (0.34)               --
                                                                      -------      ------           -------
Net Asset Value at
 End of Period                                                        $ 10.88      $14.07           $ 11.79
                                                                      =======      ======           =======
Total Return+                                                          (22.67%)     22.23%             2.43%*

Net Assets at End of
Period (000's)                                                        $ 1,034      $  396           $   103

Ratio of Expenses to
Average Net Assets                                                       2.64%       2.29%             2.18%++**

Ratio of Net Investment
Income (loss) to Average
Net Assets                                                              (1.91%)     (1.35%)        (1.28%)**

Portfolio Turnover Rate                                                 90.23%      60.81%         73.47%**

*  Not annualized.
**   Annualized.

+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.

++   Net of reimbursements by advisor. Absent the reimbursements, the annualized ratio of expenses to average net assets would have been 2.41%.

SAFECO U.S. Value Fund
(For a Class A Share Outstanding Throughout the Period)

                                                                 April 30, 1997
                                                                (Commencement Of
                                          For The Year Ended       Operations)
                                              December 31        To December 31
                                          1999         1998          1997
Net Asset Value at
Beginning of Period                                   $11.18        $ 10.00

Income from Investment
Operations

  Net Investment Income                                 0.05           0.08

  Net Realized and Unrealized
  Gain on Investments                                   1.27           1.65
                                                      ------        -------
  Total from Investment
  Operations                                            1.32           1.73

Less Distributions

  Dividends from Net
  Investment Income                                    (0.05)         (0.08)

  Distributions from Realized
  Gains                                                (0.52)         (0.47)
                                                      ------        -------
  Total Distributions                                  (0.57)         (0.55)
                                                      ------        -------
Net Asset Value at End
 of Period                                            $11.93        $ 11.18
                                                      ======        =======
Total Return+                                          11.79%         17.24%*

Net Assets at End
of Period (000's)                                     $  210        $   133

Ratio of Expenses to
Average Net Assets                                      2.07%          1.48%**

Ratio of Net Investment
Income to Average Net Assets                            0.18%          1.03%**

Portfolio Turnover Rate                                55.15%         36.37%**

*  Not annualized.
**   Annualized.

+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.

SAFECO U.S. Value Fund
(For a Class B Share Outstanding Throughout the Period)



                                                              April 30, 1997
                                                             (Commencement Of
                                   For The Year                 Operations)
                                   Ended December 31           To December 31
                                   1999          1998                1997
Net Asset Value at
Beginning of Period                            $  11.18           $   10.00

Income from Investment
Operations

 Net Investment Income
 (loss)                                           (0.03)               0.02

 Net Realized and Unrealized
 Gain on Investments                               1.28                1.65
                                               --------           ---------
  Total from Investment
  Operations                                       1.25                1.67

Less Distributions
 Dividends from Net
 Investment Income                                   --               (0.02)

 Distributions from
 Realized Gains                                   (0.52)              (0.47)
                                               --------           ---------
  Total Distributions                             (0.52)              (0.49)
                                               --------           ---------
Net Asset Value at End of Period                 $11.91           $   11.18
                                               ========           =========
Total Return+                                     11.18%              16.63%*

Net Assets at End
of Period (000's)                              $    628           $     221

Ratio of Expenses to
Average Net Assets                                 2.59%               2.29%**

Ratio of Net Investment
Income (loss) to Average Net Assets               (0.35%)              0.20%**

Portfolio Turnover Rate                           55.15%              36.37%**

*  Not annualized.
**   Annualized.

+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.

SAFECO Intermediate-Term U.S. Treasury Fund
(For a Class A Share Outstanding Throughout the Period)


                                                                                              Three-Month
                                               For The Year Ended                             Period Ended
                                                   December 31                                 December 31
                                              1999            1998                1997             1996
Net Asset Value at
Beginning of Period                                       $  10.35             $  10.11        $  10.10

Income from Investment
Operations

  Net Investment Income                                       0.52                 0.55            0.15

  Net Realized and Unrealized
  Gain on Investments                                         0.40                 0.24            0.01
                                                          --------             --------        --------
   Total from Investment
   Operations                                                 0.92                 0.79            0.16

Less Distributions

  Dividends from Net
  Investment Income                                          (0.52)               (0.55)          (0.15)
                                                          --------             --------        --------
Net Asset Value at
End of Period                                             $  10.75             $  10.35        $  10.11
                                                          ========             ========        ========

Total Return+                                                 9.08%                8.03%           1.63%*

Net Assets at End
 of Period (000's)                                        $    833             $    365        $    704

Ratio of Expenses to Average
Net Assets                                                    1.40%                1.32%           1.07%**++

Ratio of Net Investment
Income to Average Net Assets                                  4.84%                5.36%          6.07%**

Portfolio Turnover Rate                                       2.83%               82.36%        125.42%**

*  Not annualized.
**   Annualized.

+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
++ Net of reimbursements by advisor. Absent the reimbursements, the annualized ratio of expenses to average net assets for the period ended December 31, 1996 would have been 1.30%.

SAFECO Intermediate-Term U.S. Treasury Fund
(For a Class B Share Outstanding Throughout The Period)


                                                                         Three-Month
                                      For The Year Ended                 Period Ended
                                          December 31                    December 31
                                    1999         1998            1997       1996
Net Asset Value at
Beginning of Period                             $10.35          $10.12   $    10.10

Income from Investment
Operations

 Net Investment Income                            0.45            0.48         0.14

 Net Realized and Unrealized
 Gain on Investments                              0.39            0.23         0.02
                                                ------          ------   ----------
 Total from Investment
 Operations                                       0.84            0.71         0.16

Less Distributions

 Dividends from Net
 Investment Income                               (0.45)          (0.48)       (0.14)
                                                ------          ------   ----------
Net Asset Value at
End of Period                                   $10.74          $10.35   $    10.12
                                                ======          ======   ==========

Total Return+                                     8.30%           7.27%        1.55%*

Net Assets at
End of Period (000's)                           $  788          $  432   $      223

Ratio of Expenses to Average
Net Assets                                        2.00%           1.87%        1.72%**++

Ratio of Net Investment
Income to Average Net Assets                      4.28%           4.78%        5.35%**

Portfolio Turnover Rate                           2.83%          82.36%      125.42%**

*  Not annualized.
**   Annualized.

+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
++   Net of reimbursements by advisor. Absent the reimbursements, the annualized ratio of expenses to average net assets for the period ended December 31, 1996 would have been 1.95%.



      SAFECO High-Yield Bond Fund
(For a Class A Share Outstanding Throughout The Period)


                               For The
                                Year                          Eleven-Month
                                Ended                         Period Ended
                             December 31                      December 31++
                             ------------     -----------------------------
                                1999          1998            1997
                                ----          -----           ----

Net Asset Value at
Beginning of Period                          $ 9.12         $  8.83

Income from Investment
Operations

Net Investment Income                          0.72            0.69

Net Realized and Unrealized
Gain (loss) on Investments                    (0.34)           0.29
                                             ------         -------
  Total from Investment
  Operations                                   0.38            0.98

Less Distributions

  Dividends from Net
  Investment Income                           (0.72)          (0.69)
                                             ------         -------
Net Asset Value at
End of Period                                $ 8.78         $  9.12
                                             ======         =======

Total Return+                                  4.32%          12.49%*

Net Assets at End
 of Period (000's)                           $2,964         $   259

Ratio of Expenses to
Average Net Assets                             1.12%           1.10%**

Ratio of Net Investment
Income to Average Net Assets                   8.11%           7.65%**

Portfolio Turnover Rate                       64.22%          85.06%**

*Not annualized.
**   Annualized.

+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
++ For the period from January 31, 1997 (initial issue date of Class A and Class B shares) through December 31, 1997.

SAFECO High-Yield Bond Fund
(For a Class B Share Outstanding Throughout the Period)

                                         For The
                                         Year              Eleven-Month
                                         Ended             Period Ended
                                         December 31       December 31++
                                         ------------      -------------

                                         1999      1998    1997
                                         -----     ----    ----

Net Asset Value at Beginning
of Period                                        $ 9.12   $ 8.83

Income from Investment
Operations

  Net Investment Income                            0.64     0.63

  Net Realized and Unrealized
  Gain (loss) on Investments                      (0.34)    0.29
                                                 ------   ------
  Total from Investment
   Operations                                      0.30     0.92

Less Distributions

  Dividends from Net
  Investment Income                               (0.64)   (0.63)
                                                 ------   ------
Net Asset Value at
End of Period                                    $ 8.78   $ 9.12
                                                 ======   ======

Total Return+                                      3.39%   11.77%*

Net Assets at End
of Period (000's)                                $1,381    $ 355

Ratio of Expenses to
Average Net Assets                                 2.06%    1.81%**

Ratio of Net Investment
Income to Average Net Assets                       7.15%    6.87%**

Portfolio Turnover Rate                           64.22%   85.06%**

*  Not annualized.
**  Annualized.

+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
++ For the period from January 31, 1997 (initial issue date of Class A and Class B shares) through December 31, 1997.

SAFECO Managed Bond Fund
(For a Class A Share Outstanding Throughout the Period)

                                                                                                Three-Month
                                               For The Year Ended                               Period Ended
                                                  December 31                                   December 31
                                             1999            1998                1997             1996
Net Asset Value at Beginning
 of Period                                                  $  8.60             $  8.35          $  8.35

Income from Investment
Operations

  Net Investment Income                                        0.37                0.39             0.11

  Net Realized and Unrealized Gain
  on Investments                                               0.30                0.25               --
                                                            -------             -------         --------
   Total from Investment Operations                            0.67                0.64             0.11

Less Distributions

  Dividends from Net Investment
  Income                                                      (0.37)              (0.39)           (0.11)

  Distributions from Realized Gains                           (0.25)                 --               --
                                                            -------             -------         --------
    Total Distributions                                       (0.62)              (0.39)           (0.11)
                                                            -------             -------         --------
Net Asset Value at End
of Period                                                   $  8.65             $  8.60          $  8.35
                                                            =======             =======         ========
Total Return+                                                  7.87%               7.78%            1.34%*

Net Assets at End
of Period (000's)                                      $   295        $   146        $    140

Ratio of Expenses to
Average Net Assets                                        1.86%          1.45%           1.30%**

Ratio of Net Investment
 Income to Average Net Assets                             4.09%          4.68%           5.22%**

Portfolio Turnover Rate                                 132.76%        176.50%         136.29%**


*Not annualized.
**   Annualized.

+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.

SAFECO Managed Bond Fund
(For a Class B Share Outstanding Throughout the Period)

                                                                                          Three-Month
                                                For The Year Ended                        Period Ended
                                                   December 31                            December 31
                                               1999           1998           1997            1996
Net Asset Value at
Beginning of Period                                         $  8.60        $  8.35        $  8.35

Income from Investment
Operations

  Net Investment Income                                        0.28           0.32           0.09

  Net Realized and Unrealized
  Gain on Investments                                          0.29           0.25             --
                                                            -------        -------        -------
   Total from Investment
     Operations                                                0.57           0.57           0.09

     Less Distributions

  Dividends from Net
  Investment Income                                           (0.28)         (0.32)         (0.09)

  Distributions from Realized Gains                           (0.25)            --             --
                                                            -------        -------        -------
    Total Distributions                                       (0.53)         (0.32)         (0.09)
                                                            -------        -------        -------
  Net Asset Value at End
 of Period                                                  $  8.64        $  8.60        $  8.35
                                                            =======        =======        =======

Total Return+                                                  6.67%          6.91%          1.15%*

Net Assets at End of
Period (000's)                                              $   523        $   120        $   100

Ratio of Expenses to
Average Net Assets                                             2.89%          2.23%          2.07%**

Ratio of Net Investment
Income to Average Net Assets                                   3.07%          3.79%          4.45%**

Portfolio Turnover Rate                      132.76%   176.50%        136.29%**


*  Not annualized.
**  Annualized.

+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.

SAFECO California Tax-Free Income Fund
(For a Class A Share Outstanding Throughout the Period)

                                                                          Three-Month
                                  For The Year Ended                      Period Ended
                                     December 31                           December 31
                                1999           1998         1997              1996
Net Asset Value at
Beginning of Period                          $12.94       $12.23          $ 12.07

Income from Investment
Operations

 Net Investment Income                         0.55         0.58             0.15

 Net Realized and Unrealized
 Gain on Investments                           0.17         0.76             0.19
                                             ------       ------          -------
  Total from Investment
  Operations                                   0.72         1.34             0.34

Less Distributions

 Dividends from Net Investment
 Income                                       (0.55)       (0.58)           (0.15)

 Distributions from Realized
 Gains                                        (0.37)       (0.05)           (0.03)
                                             ------       ------          -------
  Total Distributions                         (0.92)       (0.63)           (0.18)
                                             ------       ------          -------
Net Asset Value at End
of Period                                    $12.74       $12.94          $ 12.23
                                             ======       ======          =======

Total Return+                                   5.73%         11.29%     2.83%*

Net Assets at End
of Period  (000's)                            $  678         $  460   $   122

Ratio of Expenses to
Average Net Assets                              1.04%          0.91%     0.89%**

Ratio of Net Investment
Income to Average
Net Assets                                      4.25%          4.52%     4.84%**

Portfolio Turnover Rate                        38.78%          9.83%    10.52%**

*  Not annualized.
**   Annualized.

+Excludes the effects of sales charges. If sales charges were included, the total return would be lower.


SAFECO California Tax-Free Income Fund
(For a Class B Share Outstanding Throughout the Period)

                                                                                           Three-Month
                                                For The Year Ended                         Period Ended
                                                   December 31                              December 31
                                                1999         1998         1997                 1996
Net Asset Value at
Beginning of Period                                        $12.93        $12.22            $12.07

Income from Investment
Operations

 Net Investment Income                                       0.46          0.48              0.12

 Net Realized and Unrealized
 Gain on Investments                                         0.17          0.76              0.18
                                                           ------        ------            ------
  Total from Investment Operations                           0.63          1.24              0.30

Less Distributions

 Dividends from Net Investment
 Income                                                     (0.46)        (0.48)            (0.12)

 Distributions from Realized Gains          (0.37)            (0.05)         (0.03)
                                           ------            ------         ------
  Total Distributions                       (0.83)            (0.53)         (0.15)
                                           ------            ------         ------

Net Asset Value at End
of Period                                  $12.73            $12.93         $12.22
                                           ======            ======         ======

Total Return+                                4.98%            10.46%          2.56%*

Net Assets at End
of Period (000's)                          $  927            $  501         $  101

Ratio of Expenses to
Average Net Assets                           1.76%             1.63%          1.64%**

Ratio of Net Investment
Income to Average Net Assets                 3.45%             3.71%          4.08%**

Portfolio Turnover Rate                     38.78%             9.83%         10.52%**

*  Not annualized.
**   Annualized.

+Excludes the effects of sales charges. If sales charges were included, the total return would be lower.

SAFECO Municipal Bond Fund
(For a Class A Share Outstanding Throughout The Period)

                                                                                                  Three-Month
                                                          For The Year Ended                      Period Ended
                                                             December 31                          December 31,
                                                         1999           1998          1997           1996
Net Asset Value at
Beginning of Period                                                    $14.53        $13.99       $  13.82

Income from Investment
Operations

 Net Investment Income                                                   0.66          0.68           0.18

 Net Realized and Unrealized
 Gain on Investments                                                     0.16          0.70           0.17
                                                                       ------        ------       --------
  Total from Investment
  Operations                                                             0.82          1.38           0.35

Less Distributions

 Dividends from Net Investment
 Income                                                                 (0.66)        (0.68)         (0.18)

 Distributions from Realized Gains                                      (0.24)        (0.16)            --
                                                                       ------        ------       --------
  Total Distributions                                                   (0.90)        (0.84)         (0.18)
                                                                       ------        ------       --------
Net Asset Value at End
of Period                                                              $14.45        $14.53       $  13.99
                                                                       ======        ======       ========
Total Return+                                                            5.75%        10.17%          2.52%*

Net Assets at End
of Period (000's)                                                      $  946        $  390     $    311

Ratio of Expenses to Average
Net Assets                                                               0.98%         0.95%        0.82%**

Ratio of Net Investment Income
to Average Net Assets                                                    4.51%         4.86%        5.04%**

Portfolio Turnover Rate                                                 20.80%        13.52%        6.66%**


*  Not annualized.
**  Annualized.

+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.

SAFECO Municipal Bond Fund
(For a Class B Share Outstanding Throughout the Period)

                                                                                              Three-Month
                                               For The Year Ended                             Period Ended
                                                   December 31                                December 31
                                               1999          1998                 1997           1996
Net Asset Value at
 Beginning of Period                                        $14.52               $13.98       $  13.82

Income from Investment
Operations

  Net Investment Income                                       0.57                 0.60           0.15

  Net Realized and Unrealized
  Gain on Investments                                         0.15                 0.70           0.16
                                                            ------               ------       --------
   Total from Investment
    Operations                                                0.72                 1.30           0.31

Less Distributions

  Dividends from Net Investment
  Income                                                     (0.57)               (0.60)         (0.15)

  Distributions from Realized Gains                          (0.24)               (0.16)            --
                                                            ------               ------       --------
   Total Distributions                                       (0.81)               (0.76)         (0.15)
                                                            ------               ------       --------
Net Asset Value at End of Period                            $14.43               $14.52       $  13.98
                                                            ======               ======       ========
Total Return+                                                 5.08%                9.56%          2.27%*

Net Assets at End
of Period (000's)                                           $1,375               $  502       $    112

Ratio of Expenses to
Average Net Assets                                            1.61%                1.53%          1.50%**

Ratio of Net Investment Income
to Average Net Assets                                         3.89%                4.22%          4.42%**

Portfolio Turnover Rate                                      20.80%               13.52%          6.66%**


*  Not annualized.
**   Annualized.

+ Excludes the effects of sales charges. If sales charges were included, the total return would be lower.

SAFECO Money Market Fund
(For a Class A Share Outstanding Throughout the Period)


                                                                                        Three-Month
                                               For The Year Ended                       Period Ended
                                                   December 31                           December 31
                                               1999         1998           1997             1996
Net Asset Value at
Beginning of Period                                        $ 1.00        $ 1.00         $ 1.00

Income from Investment
Operations

 Net Investment Income                                       0.05          0.05           0.01

Less Distributions

 Dividends from Net Investment
 Income                                                     (0.05)        (0.05)         (0.01)
                                                           ------        ------         ------
Net Asset Value at End
of Period                                                  $ 1.00        $ 1.00         $ 1.00
                                                           ======        ======         ======

Total Return                                                 4.92%         4.97%          1.21%*

Net Assets at End
of Period (000's)                                          $2,186        $  537         $  295

Ratio of Expenses to
Average Net Assets                                           0.92%         0.72%          0.55%**

Ratio of Net Investment
Income to Average
Net Assets                                                   4.87%         4.91%          5.01%**



*  Not annualized.
**   Annualized.

SAFECO Money Market Fund
(For a Class B Share Outstanding Throughout The Period)

                                                                                              Three-Month
                                                  For The Year Ended                          Period Ended
                                                      December 31                              December 31
                                                  1999           1998          1997                1996
Net Asset Value at
Beginning of Period                                             $ 1.00        $ 1.00          $ 1.00

Income from Investment
Operations

 Net Investment Income                                            0.05          0.05            0.01

Less Distributions

 Dividends from Net
 Investment Income                                               (0.05)        (0.05)          (0.01)
                                                                ------        ------          ------
Net Asset Value at End
of Period                                                       $ 1.00        $ 1.00          $ 1.00
                                                                ======        ======          ======
Total Return                                                      4.76%         4.94%           1.21%*

Net Assets at End
of Period (000's)                                               $  670        $  414          $  106

Ratio of Expenses to
Average Net Assets                                                1.05%         0.78%           0.54%**

Ratio of Net Investment
Income to Average Net Assets                                      4.71%         4.85%           4.96%**

*  Not annualized.
**  Annualized.

Fund Distributions and Tax Considerations

When The Funds Pay Distributions

The Equity, Dividend Income, Balanced and U.S. Value Funds declare and pay dividends, if any, during the last month of each calendar quarter. The Growth Opportunities, Northwest, International Stock and Small Company Value Funds declare and pay dividends, if any, in December. The Intermediate-Term U.S. Treasury, GNMA, High-Yield Bond, Managed Bond, California Tax-Free Income, Municipal Bond and Money Market Funds declare dividends, if any, each business day and pay them monthly. Your shares become entitled to dividends on the next business day after you purchase them. If you request a redemption of all your shares in any of the Bond Funds or the Money Market Fund at any time during a month, you will receive all declared dividends through the date of redemption, together with the redemption proceeds. All Funds, except the Money Market Fund, pay capital gain distributions and special dividends, if any, in December.

Dividends and other distributions paid by a Fund on each Class of its shares are calculated at the same time in the same manner. However, except for the Money Market Fund, because of the higher Rule 12b-1 service and distribution fees associated with Class B and Class C shares, the dividends paid by a Fund on its Class B and Class C shares will be lower than those paid on its Class A shares.

How Distributions Are Credited to Your Account

We will reinvest your dividends and capital gain distributions at the NAV on the ex-distribution date unless you tell us in writing that you wish to receive your distributions in cash. Retirement accounts must reinvest all dividends and other distributions in the distributing Fund.

________________________________________________________________________________

Dividends are distributions of a Fund's net investment income--including dividends earned on stocks and interest income earned on bonds--less expenses.

Capital gain distributions represent net profits made on portfolio securities that are sold for more than they originally cost.

Net asset value (NAV) is the market value of one share of a mutual fund. It is calculated by adding up the value of all the fund's assets, subtracting liabilities and dividing this sum by the total number of shares owned by the fund's shareholders.

Ex-distribution date is the first day that a Fund's NAV is reduced by the amount of the most recently declared distribution.

________________________________________________________________________________

How Distributions Are Taxed

Depending on which Fund you invest in, your dividends may be taxable or wholly or partly tax-free; other distributions will be fully taxable, regardless of the Fund that makes them. If distributions are taxable, they must be included in your taxable income, whether you reinvest the distributions or receive them in cash. Depending on the nature of the distribution, it may be taxed either as ordinary income or capital gain. Thus, distributions of a Fund's taxable dividends and its net short-term capital gains will be taxed to you as ordinary income, while distributions of a Fund's net long-term capital gains (to the extent they exceed its net short-term capital losses) will be taxable to you as long-term capital gain. The tax treatment of capital gain distributions as short-term or long-term depends on how long the Fund held the securities it sold that generated the gain, not on how long you held your Fund shares. Net long-term capital gain distributions generally are taxed to you (if you are a non-corporate shareholder) at a maximum federal tax rate of 20%. We will notify you as to which type of income or gain you are receiving so you can declare it properly on your tax return.

You will be asked to certify on your account application or on a separate form that the taxpayer identification number you provide is correct and that you are not subject to, or are exempt from, backup withholding for previous underreporting to the Internal Revenue Service. Unless you are subject to backup withholding, we will not withhold taxes.

Certain dividends and other distributions declared by a Fund in October, November or December of any year are taxable to its shareholders as though received on December 31 of that year if paid to them during the following January. Accordingly, those distributions will be taxed to Fund shareholders for the taxable year in which that December 31 falls.

If the International Stock Fund pays nonrefundable taxes to foreign governments, those taxes will reduce the Fund's dividends but still will be included in your taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for your share of those taxes.

Please note that if you purchase shares shortly before a Fund pays a taxable dividend or other distribution, you will pay the full price for the shares, then receive part of the price back as a taxable distribution.

How Dispositions of Shares Are Taxed

When you sell (redeem) shares of a Fund, or exchange Fund shares for shares of another SAFECO Fund, you may realize a capital gain or loss, except that you will not recognize any gain or loss on the sale (redemption) or exchange of shares of the Money Market Fund so long as it maintains a stable share price of $1.00.

For federal income tax purposes, the amount of any contingent deferred sales charge (CDSC) will reduce the gain or increase the loss, as the case may be, recognized on the redemption of shares. The amount of any CDSC will be paid to SAFECO Securities.

Special rules apply when you dispose of Class A shares of a Fund (except the Money Market Fund) through a redemption or exchange within 60 days after your purchase of those shares and subsequently reacquire Class A shares of the same Fund or acquire Class A shares of another SAFECO Fund without paying a sales charge due to the exchange privilege or reinstatement privilege. In these cases, any gain on the disposition of the original Class A shares will be increased, or any loss decreased, by the amount of the sales charge paid when you acquired those shares, and that amount will increase the basis of the shares subsequently acquired. In addition, if you purchase shares of a Fund (whether pursuant to the reinstatement privilege or otherwise) within 30 days before or after redeeming other shares of that Fund (regardless of class) at a loss, all or part of that loss may not be deductible and may increase the basis of the newly purchased shares.

In addition, distributions from tax deferred retirement accounts are generally subject to federal income tax withholding. However, under some circumstances, you may elect not to have taxes withheld, or to have taxes withheld at a rate other than the 20% rate that usually applies.

Special Considerations

U.S. Treasury securities. States generally treat distributions of interest on U.S. Treasury securities and other direct obligations of the U.S. government as tax-free income. However, this treatment may depend on a Fund's owning a certain minimum percentage of these securities. The Intermediate-Term U.S. Treasury Fund will invest primarily in these securities, while the GNMA Fund may occasionally invest a portion of its portfolio in these securities.

Tax-Exempt Bond Funds. The California Tax-Free Income Fund and Municipal Bond Fund each pay dividends that are exempt from federal income tax. Certain investments may result in taxable income, however. These include the following:

 .  Any portion of dividends representing net capital gains is taxable.

 . Income derived from certain bonds purchased below their issue price is treated as ordinary income. These bonds are typically purchased in carrying out the Tax-Exempt Bond Funds' call protection strategy.

If you buy shares of the California Tax-Free Income Fund or the Municipal Bond Fund and sell them at a loss within six months, you may deduct only the amount of the loss that exceeds the amount of dividends from tax-exempt interest that you received during that period.

If you receive Social Security or railroad retirement benefits, you may need to include tax-free Fund distributions as part of your income when determining any federal income tax that may be due on those benefits.

California Tax-Free Income Fund. The California Tax-Free Income Fund (California Fund) pays dividends that are exempt from California State personal income taxes. Certain situations, in addition to those above, may result in taxable income, however. These include the following:

 . Capital gains distributions paid by the California Fund are treated as long-term capital gains and are taxable as such, regardless of how long the shares have been held.

 . Redemptions and exchanges of shares of the California Fund may result in a capital gain or loss for California income tax purposes.

 . The tax exemption on interest income from California municipal bonds applies only to individual shareholders. Such income is taxable for most corporate shareholders.

This section summarizes only some of the important federal income tax considerations you should be aware of. For more information, please see the Statement of Additional Information. Also, there may be other federal, state or local tax considerations unique to your situation. Consult your tax advisor for more guidance.




YOUR INVESTMENT

How We Calculate the Value of Your Shares

The price of a Fund's shares is based on its NAV, which is generally calculated as of the close of regular trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time, 1:00 p.m. Pacific time) every day the NYSE is open. Your purchase or redemption order will be priced at the next NAV calculated after your order is accepted by the Fund.

To the extent that a Fund's assets are traded in other markets on days when the NYSE is closed, the value of those assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Fund's assets may not occur on days when the Fund is open for business.

How We Value a Fund's Investments

We obtain valuations for each Fund's investments from pricing services. Prices for exchange-traded securities are based on the last reported sale price on the national exchange on which the securities are primarily traded, unless there are no transactions, in which case the value is based on the last reported bid price. Prices for non-exchange traded securities are based on similar securities and quotations from dealers. Investments for which a representative value cannot be established are priced using a method the Funds' Boards of Trustees believe reflects fair value.

Like most money market funds, the Money Market Fund values securities on the basis of amortized cost. Amortized cost valuation involves valuing a security at its cost and adding or subtracting any discount or premium (reflective of maturity), regardless of the impact of fluctuating interest rates on the market value of the security. This method minimizes the effect of changes in a security's market value and helps the Money Market Fund maintain a stable $1.00 share price.

The NAV of Class B and Class C shares of each of the Stock Funds will generally be lower than the NAV of Class A shares of that Fund because of the higher expenses borne by the Class B and Class C shares. The NAVs of the three Classes of shares of the Stock Funds also may differ due to differing allocations of class-specific expenses. The NAVs of the three Classes will tend to converge, however, immediately after the payment of dividends.

Opening and Maintaining Your Account

To open an account

 . Class A, B and C shares are sold through brokers, registered investment advisors, and banks and other financial institutions which have entered into selling agreements with the Funds' distributor. To open an account, consult your financial advisor. A sales representative will help you complete an account application and/or send your initial investment with the SAFECO Mutual Funds.

 . If you are investing for a retirement account, complete and sign a retirement account application (note: you may not buy tax-free funds for a retirement account).

   Investing Details

There are several things you must understand before you buy, sell or exchange shares.

 . When placing purchase orders, you should specify whether the order is for Class A, Class B or Class C shares of a Fund, otherwise your purchase order will automatically be invested in Class A shares.

 . Unless your financial advisor maintains your account and holds your Fund shares in its "street name" in an omnibus account with the SAFECO Mutual Funds, we must have received a completed, signed account application and your investment funds before we can conduct any transaction (except when money is wired into an account).

 . We do not accept currency or credit card convenience checks, and can accept only checks or wires drawn in U.S. dollars on a U.S. bank account.

 . Checks should be made payable to SAFECO Mutual Funds. We reserve the right to refuse all third party checks.

 . You will be charged a service fee for every check, money order, wire or Electronic Funds transfer returned unpaid.

 . Although we do not normally issue shares in certificate form, we will issue certificates for whole shares free of charge upon your request. If your shares are issued in certificate form, you must endorse and submit them with any sale or exchange request.

 . SAFECO Services charges a $10 fee to wire redemption proceeds. In addition, some banks may charge a fee to receive wires.

 .  We reserve the right to refuse the purchase of shares.

 . We may require certified copies of supporting documents (e.g., death certificates and court orders) and a signature guarantee before we can process certain transactions and requests. Signature guarantees help ensure that you have in fact authorized a transaction or change to your account. You can obtain a signature guarantee for a nominal fee from most banks, brokerage firms and other financial institutions. A notary stamp or seal cannot substitute for a signature guarantee.

 . If you buy shares by any means other than by wire and shortly thereafter sell your shares, we may hold the proceeds for up to 15 calendar days after purchase or until we are sure that your bank will honor the investment, whichever happens first.

In addition to Class A, Class B and Class C shares, each Fund offers No-Load Class shares that are sold in a separate prospectus and subject to different fees and expenses. The Funds' separate share classes have different expenses; as a result their investment performances will vary.

Authorizing Signatures

On your account application, you will be asked to specify the number of signatures required to authorize account changes and transactions. Please note that allowing fewer than all account owners to authorize account changes and transactions has important implications. For example, one owner of a joint account could redeem shares without the co-owner's signature. If you select fewer than all account owner signatures, you can revoke this election by sending a written request to the broker, investment advisor or financial institution where your account is maintained, or to SAFECO Mutual Funds if your account is held directly with us. Unless you indicate otherwise, we will require that all account owners sign any account change or transaction instructions.

Choosing a Class of Shares

This prospectus offers three classes of Fund shares (Class A, Class B and Class C shares) of the Growth Opportunities Fund, Equity Fund, Dividend Income Fund, Northwest Fund, International Stock Fund, High-Yield Bond Fund and Money Market Fund; and offers two classes of Fund shares (Class A shares and Class B shares) of the Balanced Fund, Small Company Value Fund, U.S. Value Fund, Intermediate-Term U.S. Treasury Fund, GNMA Fund, Managed Bond Fund, California Tax-Free Income Fund and Municipal Bond Fund. Each class has a different combination of sales charges and ongoing fees, allowing you to choose the one that best meets your needs. You should make this decision carefully based on:

 .  the amount you wish to invest
 .  the different sales charges that apply to each share class
 . whether you qualify for any reduction or waiver of sales charges . the length of time you plan to keep the investment and . the class expenses

Class A Shares. You may purchase Class A shares of any Fund, except the Money Market Fund, at the "offering price." For the Stock Funds the Class A offering price is equal to the Fund's net asset value plus a maximum sales charge of 5.75%, and for the Bond Funds is equal to the Fund's net asset value plus a maximum sales charge of 4.50%, imposed at the time of purchase. Class A shares of any Fund, except the Money Market Fund, are subject to ongoing

Rule 12b-1 fees of 0.25% of their average daily net assets. These fees are lower than the ongoing Rule 12b-1 fees for Class B and Class C shares.

Class A shares of the Money Market Fund are sold at net asset value, are not subject to sales charges, and do not currently pay Rule 12b-1 fees.



If you choose to invest in Class A shares of any Fund, except the Money Market Fund, you will pay a sales charge at the time of each purchase. The table below shows the charges both as a percentage of offering price and as a percentage of the amount you invest. If you invest more, the sales charge will be lower. You may qualify for a reduced sales charge or the sales charge may be waived as described below.

                               Bond Funds*

Amount of Purchase                    Sales Charge As Percentage of
at the Public Offering Price          Offering Price     Net Investment
-------------------------------------------------------------------------
Less than $50,000                                4.50%              4.71%
$50,000 but less than $100,000                   4.00%              4.17%
$100,000 but less than $250,000                  3.50%              3.63%
$250,000 but less than $500,000                  2.50%              2.56%
$500,000 but less than $1,000,000                1.50%              1.52%
$1,000,000 or more                               NONE**

* Intermediate-Term U.S. Treasury Fund, GNMA Fund, High-Yield Bond Fund, Managed Bond Fund, Municipal Bond Fund and California Tax-Free Income Fund.

** Purchases of $1,000,000 or more of Class A shares are not subject to a front-end sales charge, but a 1% contingent deferred sales charge will apply to redemptions made in the first twelve months, except with respect to participant-directed redemptions from qualified plans.


                                 Stock Funds**

Amount of Purchase                    Sales Charge As Percentage of
-------------------------------------------------------------------------
at the Public Offering Price          Offering Price     Net Investment
-------------------------------------------------------------------------
Less than $50,000                                5.75%              6.10%
$50,000 but less than $100,000                   4.50%              4.71%
$100,000 but less than $250,000                  3.50%              3.63%
$250,000 but less than $500,000                  2.50%              2.56%
$500,000 but less than $1,000,000                2.00%              2.04%
$1,000,000 or more                               NONE**

** Growth Opportunities Fund, Equity Fund, Dividend Income Fund, Northwest Fund, International Stock Fund, Balanced Fund, Small Company Value Fund and U.S. Value Fund.

** Purchases of $1,000,000 or more of Class A shares are not subject to a front-end sales charge, but a 1% contingent deferred sales charge will apply to redemptions made in the first twelve months, except with respect to participant-directed redemptions from qualified plans.


Subject to certain requirements, the following purchases of Class A shares may be aggregated for purposes of determining the amount of purchase:



 . Individual purchases on behalf of a single purchaser and the purchaser's spouse and their children under the age of 21 years;

 . Individual purchases by a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account, including an employee benefit plan;

 . Individual purchases by a trustee or other fiduciary purchasing shares concurrently for two or more employee benefit plans of a single employer or of employers affiliated with each other; or

 . Individual purchases by clients of a registered representative who invest at or about the same time.

Class B Shares. You may purchase Class B shares of any Fund at net asset value with no initial sales charge. As a result, the entire amount of your purchase is invested immediately. However, if you sell the shares within 6 years of purchase, you will pay a contingent deferred sales charge (CDSC) at the time of sale of up to 5.00%. We calculate the CDSC by multiplying the lesser of the net asset value of the Class B shares at the time of purchase or the net asset value at the time of sale by the percentage shown in the chart below. The longer you hold the shares, the lower the rate of the charge. Shares you acquire through dividend reinvestment or other distributions are not subject to a CDSC at the time of sale. Class B shares of a Fund, except the Money Market Fund, are also subject to an annual Rule 12b-1 fee of 1.00% of its average daily net assets. This Rule 12b-1 fee is the same as the Rule 12b-1 fee for Class C shares, and is higher than the ongoing Rule 12b-1 fees for Class A shares. Class B shares are offered for sale only for purchases of less than $500,000.

Class B shares of the Money Market Fund are sold at net asset value, are not subject to a contingent deferred sales charge (except for shares of the Money Market Fund that were purchased by exchange from another Fund), and do not currently pay Rule 12b-1 fees.


The contingent deferred sales charge may be waived as described on page __ below. Any period of time you held Class B shares of the Money Market Fund will not be counted when determining your contingent deferred sales charge if you sell shares that were purchased by exchange from the Money Market Fund.

                              CDSC As a Percentage of the
                              Lesser of Net Asset Value at
                              Redemption or the
Redemption During             Original Purchase Price


1/st/ Year Since Purchase     5%
2/nd/ Year Since Purchase     4%
3/rd/ Year Since Purchase     3%
4/th/ Year Since Purchase     3%
5/th/ Year Since Purchase     2%
6/th/ Year Since Purchase     1%
After Six Years               0%

We will calculate the contingent deferred sales charge applicable to a redemption in a manner that results in the lowest possible rate. We will assume that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and other distributions and then of amounts representing the cost of shares held for the longest period of time.


Except for the time period during which you are invested in Money Market Fund Class B shares, if you effect one or more exchanges among Class B shares of the Funds during the six year period, the holding periods for the shares so exchanged will be counted toward the six-year period.


Conversion of Class B Shares. If you buy Class B shares and hold them for 6 years, we will automatically convert them to Class A shares without charge. Any period of time you held Class B shares of the Money Market Fund which were exchanged for the shares of the Fund being sold will be excluded from the 6-year period. At this time, we also will convert to Class A shares any Class B shares that you purchased with reinvested dividends and other distributions on the shares being distributed. We do this to lower your investment costs, because the ongoing Rule 12b-1 fees for Class A shares are lower than those for Class B shares.

When we convert your Class B shares, you will receive Class A shares in an amount equal to the value of your Class B shares. However, because Class A and Class B shares have different prices, you may receive more or fewer Class A shares after the conversion. The dollar value will be the same, so you will not have lost any money as a result of the conversion.


Class C Shares. You may purchase Class C shares of any of the Growth Opportunities, Equity, Dividend Income, Northwest, International Stock, High-Yield Bond or Money Market Funds at net asset value with no initial sales charge. As a result, the entire amount of your purchase is invested immediately. However, if you sell Class C shares within 12 months of your purchase, you will pay a 1.0% contingent deferred sales charge (CDSC) at the time of sale.


     We calculate the CDSC by multiplying 1.00% by the lesser of the net asset value of the Class C shares at the time of purchase or the net asset value at the time of sale. Shares you acquire through dividend reinvestment or other distributions are not subject to a CDSC at the time of sale.


     Class C shares of a Fund, except the Money Market Fund, are also subject to an annual Rule 12b-1 fee of 1.00% of its average daily net assets. This Rule 12b-1 fee is higher than the ongoing Rule 12b-1 fee for Class A shares.


     Class C shares do not convert to another class of shares. This means that you will pay the Rule 12b-1 fee for as long as you own your shares.

Class C shares of the Money Market Fund are sold at net asset value, are not subject to a CDSC (except for shares of the Money Market Fund that were purchased by exchange from another Fund), and do not currently pay any Rule 12b-1 fees.

The contingent deferred sales charge may be waived as described on page ___ below. Any period of time you held Class C shares of the Money Market Fund will not be counted when determining your contingent deferred sales charge if you sell shares that were purchased by exchange from the Money Market Fund.


Class C shares do not convert to any other class of shares of the Funds, and will incur higher combined on-going distribution and service fees than Class A shares (including shares initially purchased as Class B shares and converted to Class A shares after being held for over six years). Class C shares therefore have a higher expense ratio and pay correspondingly lower dividends than Class A shares.



UNDERSTANDING RULE 12b-1 FEES. Each Fund has adopted a plan under Rule 12b-1 that allows it to pay distribution and sales fees for the sale of its shares and for services provided to shareholders. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


Broker Reallowances. The amount of sales charges reallowed to broker-dealers, banks or other financial institutions who sell Class A shares will equal the percentage of the amount invested in accordance with the schedule set forth below:


                               Bond Funds*


Amount of Purchase                 Broker Reallowance As  Percentage
at the Public Offering Price       of the Offering Investment


Less than $50,000                  4.00%
$50,000 but less than $100,000     3.50%
$100,000 but less than $250,000    3.00%
$250,000 but less than $500,000    2.00%
$500,000 but less than $1,000,000  1.00%
$1,000,000 or more                 0


* Intermediate-Term U.S. Treasury Fund, GNMA Fund, High-Yield Bond Fund, Managed Bond Fund, Municipal Bond Fund, and California Tax-Free Income Fund.

                                 Stock Funds**

  Amount of Purchase                      Broker Reallowance As Percentage
at the Public Offering Price              of the Offering Investment


Less than $50,000                         5.00%
$50,000 but less than $100,000            3.75%
$100,000 but less than $250,000           3.00%
$250,000 but less than $500,000           2.00%
$500,000 but less than $1,000,000         1.50%
$1,000,000 or more                        0


** Growth Opportunities Fund, Equity Fund, Dividend Income Fund, Northwest Fund, International Stock Fund, Balanced Fund, Small Company Value Fund and U.S. Value Fund.


Except as stated below, broker-dealers of record may be paid commissions on (i) sales of Class A shares of $1 million or more based on an investor's (or a related group of investors') cumulative purchases during each successive one year period beginning on the date of the initial purchase at net asset value and
(ii) sales of Class A shares to qualified benefit plans. A 1% contingent deferred sales charge will be imposed on redemptions made within the first 12 months, except with respect to participant-directed redemptions from qualified plans.


Commissions on sales of Class A shares of $1 million or more (except for sales to certain qualified benefit plans--see below) may be paid up to a rate of 1.00% of the amount up to $3 million, .50% of the next $47 million and .25% thereafter.


Commissions on sales of Class A shares to qualified retirement plans may be paid as follows:



Number of Plan Participants
Invested in SAFECO Funds          Amount Sold          Commission
50-199                          under $1 million       .50%
50-199                          $1 million or more     1.00% up to $3 million
                                                       .50% of the next $47 million
                                                       .25% thereafter
200 or more                     no minimum             1.00% up to $3 million
                                                       .50% of the next $47 million
                                                       .25% thereafter


SAFECO Securities reserves the right to charge back commissions if plan sales fail to meet the above criteria.

Sales Charge Reductions and Waivers


We offer a number of ways to reduce or eliminate the initial sales charge on Class A shares or the contingent deferred sales charge on Class B and Class C shares. If you think you may be eligible for a sales charge reduction or waiver, contact SAFECO or your financial advisor for further information.

Reducing Your Class A Sales Charge. We offer two programs designed to reduce your Class A sales charge. You may choose one of these programs to combine multiple purchases of Class A shares of SAFECO Mutual Funds to take advantage of the reduced sales charges listed in the schedule above. Please complete the appropriate section of your account application, contact your financial advisor or SAFECO if you would like to take advantage of these programs.

     . Rights of Accumulation--Lets you combine for purposes of calculating sales charges (a) the dollar amount of your current purchase with (b) the dollar amount of concurrent purchases of Class A shares of other SAFECO Mutual Funds, and (c) the dollar amount equal to the current offering price of all Class A shares of SAFECO Mutual Funds you hold.

     . Letter of Intent--Lets you purchase Class A shares of any SAFECO Mutual
       Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

Waiver of Class A Shares Sales Charge. Class A shares are sold at net asset value per share without any sales charges for the following investments:


1. Registered representatives or full-time employees of broker-dealers, banks and other financial institutions that have entered into selling agreements with SAFECO Securities, and the children, spouse and parents of such representatives and employees, and employees of financial institutions that directly, or through their affiliates, have entered into selling agreements with SAFECO Securities;


2. Companies exchanging shares with or selling assets to one or more of the SAFECO Mutual Funds pursuant to a merger, acquisition or exchange offer;


3.  Any of the direct or indirect affiliates of SAFECO Securities;


4. Purchases made through the automatic investment of dividends and other distributions paid by another SAFECO Mutual Fund;


5. Clients of administrators or consultants to tax-qualified employee benefit plans which have entered into agreements with SAFECO Securities or any of its affiliates;

6. Retirement plan participants who borrow from their retirement accounts by redeeming SAFECO Mutual Fund shares and subsequently repay such loans via a purchase of SAFECO Mutual Fund shares;


7. Retirement plan participants who receive distributions from a tax-qualified employer-sponsored retirement plan which is invested in SAFECO Mutual Fund shares, the proceeds of which are reinvested in SAFECO Mutual Fund shares;


8. Accounts as to which a broker-dealer, bank or other financial institution charges an account management fee, provided the financial institution has entered into an agreement with SAFECO Securities regarding such accounts;


9. Current or retired officers, directors, trustees or employees of any SAFECO Mutual Fund or SAFECO Corporation or its affiliates and the children, spouse and parents of such persons; and


10. Investments made with redemption proceeds from mutual funds having a similar investment objective with respect to which the investor paid a front-end sales charge.

Reinstatement Privilege. If you paid an initial sales charge and redeem your Class A shares in a Fund you have a one-time privilege to reinstate your investment by investing the proceeds of the redemption at net asset value per share without a sales charge in Class A shares of that Fund and/or one or more of the other Funds. You or your broker-dealer, bank or other financial institution must provide SAFECO Services with a written request for reinvestment and a check not exceeding the amount of the redemption proceeds within 60 days of the date of the redemption. The reinstatement purchase will be effected at the net asset value per share next determined after such receipt.


CDSC Waivers. The contingent deferred sales charges for Class B and Class C shares are currently waived in the following circumstances:


(a) total or partial redemptions made within one year following the death or disability of a shareholder;


(b) redemptions made pursuant to any systematic withdrawal plan based on the shareholder's life expectancy, including substantially equal periodic payments prior to age 59 1/2 that are described in Internal Revenue Code ("Code") Section 72(t), and required minimum distributions after age 70 1/2, including those required minimum distributions made in connection with customer accounts under Section 403(b) of the Code and other retirement plans;




(c) total or partial redemption resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement plan;

(d) when a redemption results from a tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code;


(e) reinvestment in Class B shares of a Fund within 60 days of a prior redemption;


(f) redemptions pursuant to the Fund's right to liquidate a shareholder's account involuntarily;


(g) redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan that are invested in Funds and are permitted to be made without penalty pursuant to the Code; and


(h) redemptions in connection with a Fund's systematic withdrawal plan not in excess of 10% of the value of the account annually.

Commissions on Sales


From time to time, SAFECO Securities may reallow to broker-dealers, banks and other financial institutions the full amount of the sales charge on Class A Shares. In some instances, SAFECO Securities may offer these reallowances only to those financial institutions that have sold or may sell significant amounts of Class A shares. These commissions also may be paid to financial institutions that initiate purchases made pursuant to sales charge waivers (1) and (8), described above under "Waiver of Class A Shares Sales Charge." To the extent that SAFECO Securities reallows 90% or more of the sales charge to a financial institution, such financial institution may be deemed to be an underwriter under the 1933 Act. In addition, SAFECO Securities may, at its expense, pay additional commissions or promotional incentives to dealers that sell shares of the Funds. Such additional commissions or incentives may be offered only to dealers which satisfy certain sales volume/growth criteria, or which meet other criteria SAFECO Securities establishes from time to time.


Tax-Deferred Retirement Plans and Accounts


SAFECO Mutual Funds offer a variety of tax-deferred retirement plans and accounts for individuals, businesses, and nonprofit organizations. You may establish an account under one of the following that will allow you to defer federal income tax on investment income while you save for retirement. Most of the Funds (other than the Tax-Exempt Bond Funds) may be used as investment vehicles for these plans and accounts.


Individual Retirement Accounts (IRAs). Currently, individuals can generally contribute up to $2,000 to an IRA for each year. An annual custodial fee may be charged for any part of a calendar year in which you have an IRA investment in a Fund. Minimum investment amounts vary from $250 for a Traditional IRA or a Roth IRA, to $500 for an Education IRA.

 . Traditional IRA. Depending on your income and other considerations, your contribution to a Traditional IRA may be partially or fully tax deductible. You pay no tax on your IRA account earnings until withdrawal.

   Roth IRA. Although contributions to a Roth IRA are not tax deductible, earnings on your Roth IRA account are tax-free at withdrawal, if you meet certain requirements.

 . Education IRA. An Education IRA is a vehicle for saving for a child's higher education. No more than $500 can be contributed for any year to an Education IRA for the same beneficiary. Contributions to an Education IRA are not tax deductible, but earnings on the IRA account are tax-free and withdrawals are not taxable if used to pay qualified educational expenses.

Simplified Employee Pension IRAs (SEP-IRAs). SEP-IRAs are easily administered retirement plans for small businesses and self-employed individuals. Annual contributions up to the lesser of $25,500 (for the year 2000) or 15% of compensation may be made to SEP-IRA accounts; the annual contribution limit is subject to change. SEP-IRAs have the same investment minimums and custodial fees as Traditional IRAs.

403(b) Plans. 403(b) plans are retirement plans for tax-exempt organizations and school systems to which both employers and employees may contribute. Minimum investment amounts are negotiable.

401(k) Plans. 401(k) plans allow employers and employees to make tax-advantaged contributions to a retirement account. SAFECO Services offers a low-cost administration package that includes a prototype plan, record keeping, testing, and employee communications. Minimum investment amounts are negotiable.

Profit Sharing and Money Purchase Pension Plans. Each plan allows corporations, partnerships, and self-employed persons to make annual, tax-deductible contributions to a retirement account for each person covered by the plan. A plan may be adopted individually or paired with another plan to maximize contributions. SAFECO Services offers an administration package for these plans. Minimum investment amounts are negotiable.

For information about the above accounts and plans, please contact your investment professional, or call 1-800-528-6501.


Purchasing Your Shares


The price you pay for shares of a Fund is its net asset value, or "NAV" on the day we receive your check, money order, or telephone purchase instruction in good order. However, if we receive your investment after the New York Stock Exchange has closed for the day, the price you will pay is the Fund's NAV as of the next business day. You may purchase shares of a SAFECO Fund only if it is qualified for sale in the state where you live.

________________________________________________________________________________

     UGMA stands for Uniform Gifts to Minors Act; UTMA stands for Uniform Transfers to Minors Act. Most states have adopted either the UGMA or UTMA, which regulate custodial accounts for minors.
________________________________________________________________________________



                                    BY MAIL

If you are buying shares for the first time:

1. Your financial advisor can help you open an investment account and complete any necessary application

2.   Minimum initial investment amounts are:

     . If you are opening an IRA or UGMA/UTMA account, the minimum investment amount per Fund is $1,000.

     . If you set up an Automatic Investment Method or Payroll Deduction Plan, you are not required to invest funds at the time you establish an account.*

     . If neither of the above applies, the minimum investment amount per Fund is $2,500.

If you are buying additional shares:

Your securities dealer or other financial advisor can assist you with subsequent investments. If your securities dealer or advisor maintains an account for you and holds your Fund shares in its "street name," you must contact your investment representative there to purchase additional shares of the SAFECO Mutual Funds.

1. Our Automatic Investment Method allows you to make regular monthly investments by authorizing SAFECO to withdraw a specific amount from your bank account and invest it in the Fund of your choice.

2. For additional purchases, the minimum investment amount per Fund is $100. For more information call 1-(800) 528-6501.

3. The Funds may charge you a fee if your check is returned to us by your bank due to non-sufficient funds or other reasons.

4.   Enclose the investment slip from your account statement, if available.





Our mailing address is:  SAFECO Mutual Funds

                         Class A, B & C Shares
                         P.O. Box 419241
                         Kansas City, MO 64141-6214

For overnight delivery:  SAFECO Mutual Funds

                         Class A, B & C Shares
                         330 W. 9/th/ Street
                         Kansas City, MO 64105

* If you are an employer that uses group billing, you may establish a self-administered Payroll Deduction Plan in any SAFECO Fund. Payroll deduction amounts are negotiable. For more information, call 1-(800) 528-6501.

                                 BY WIRE

If you are buying shares for the first time:

1. Your financial advisor can help you open an investment account and complete any necessary application

2.   Minimum investments are:

 .    If you are opening an IRA or UGMA/UTMA account, the minimum investment amount per Fund is $1,000.

 .    If you set up an Automatic Investment Method or Payroll Deduction Plan, you
     are not required to invest funds at the time you establish an account.*

 .    If neither of the above applies, the minimum investment is $1,000.

3. Call 1-(800) 528-6501 for more information about wiring investment proceeds for a new account.




If you are buying additional shares:

Your securities dealer or other financial advisor can assist you with subsequent investments in the SAFECO Mutual Funds. If your securities dealer or advisor maintains an account for you and holds your Fund shares in its "street name," you must contact your investment representative there to purchase additional shares of the SAFECO Mutual Funds.

1.   The minimum investment amount per Fund is $100.

2. Call 1-(800) 528-6501 to let us know money is being wired to the account.

3.   Our wire address is:     Investors Fiduciary Trust Company
                              Kansas City, MO
                              ABA #101003621  DDA #7560923

   For further credit to:     Account owner name, Fund # and Account #

     Wire instructions should include the following information:

     .  SAFECO Fund name

     .  Specify Class A, B or C shares
     .  SAFECO account number
     .  Name(s) of the account owner(s).

4. Note that delays caused by inadequate wire instructions are not SAFECO's responsibility.

5.   Understand that your bank may charge a fee for wire services.

                                 BY PHONE

This option is not available for new or retirement accounts.

If you are buying additional shares:

1. If your securities dealer maintains an account for you, and holds your Fund shares in its "street name," you must contact the investment professional at your securities dealer to place an order in your SAFECO Mutual Funds account.

2. If your account is held directly with the SAFECO Mutual Funds, to be eligible to invest by phone, you must choose this service on your initial account application, or send a written request to us at least 15 days prior to your use. You must also designate any other authorized users.

3. You may purchase no more than $50,000 per day and no less than $100 in share value per day if you are investing by phone.

4.   Understand that:

 .    Money will be transferred from your bank account to your SAFECO Mutual
     Funds account to fund your investment.

 .    Your bank may not allow you to transfer money by phone, or may charge a fee for transfers.
 .    We record all calls for your protection, and a representative may ask you for identifying information, such as your Social Security number.
 .    Although our representatives employ security measures to prevent unauthorized account access, we cannot assure you that telephone activity will be completely secure or free of delays or malfunctions. You must be willing to assume the risk of any loss.
 .    During times of unusual market volatility, you may find it difficult to access SAFECO Mutual Funds by phone.
 .    SAFECO Mutual Funds is not responsible for the negligence or wrongful acts of third parties.
 .    We may suspend, limit, modify, or terminate phone transaction privileges at any time without prior notice.
 .    We may charge you a fee if your bank refuses the transfer from your bank account due to non-sufficient funds or other reasons.





Call:

Call your securities dealer or other investment professional to place an order for additional shares; or

1-(800) 528-6501 Monday-Friday between 6:30 a.m. and 5:30 p.m. Pacific time to speak to a SAFECO representative or

1-(800) 463-8794 for our 24-hour Automated Service Line

  THROUGH A REGISTERED SECURITIES DEALER, BANK OR OTHER FINANCIAL INSTITUTION


Whether you are buying shares for the first time or buying additional shares:

Understand that:

 .    Your securities dealer may charge you a fee or impose more restrictions than if you purchase the shares directly from SAFECO Mutual Funds. (SAFECO has no control over or involvement in this fee.)
 .    Your securities dealer is responsible for the prompt forwarding of instructions on your account and is bound by the terms of this prospectus.
 .    SAFECO is not responsible for the actions and recommendations of your securities dealer.


Call or visit:

Any registered securities dealer, bank or other financial institution that has a signed selling agreement with SAFECO.

Selling Your Shares

When you sell shares, we will normally send you a check for the proceeds on the first business day after we receive your redemption request in good order. If we receive your request after the NYSE has closed for the day (1:00 p.m. Pacific time), we will normally send the check two business days later.

The price you receive is the NAV on the day we receive your redemption request (subject to any applicable CDSC). However, if we receive your redemption request after the NYSE has closed for the day, you will receive the NAV as of the next business day.

In unusual situations we may suspend or delay payment for redemptions. This may happen if:
 .    The NYSE is closed
 .    NYSE trading is restricted
 .    The Securities and Exchange Commission declares an emergency
 .    You bought shares less than 15 days previous to redemption and SAFECO has not yet received confirmation that your bank will honor the investment

Also, if immediate payment could adversely affect a Fund, we may need to delay payment for up to seven days.

Distributions from retirement accounts are generally subject to federal income tax withholding. However, under some circumstances, you may elect not to have taxes withheld, or to have taxes withheld at a rate other than the prescribed rate.

                                    BY MAIL

1.   Send a letter specifying:

 .    Account number
 .    Fund name
 .    Redemption amount (number of shares or dollar amount)

2. Have the letter signed by the owner(s) of the account. You must have specified on your account application the number of signatures required to authorize the selling of shares.

3. If you are selling shares in a retirement account let us know the amount, if any, to withhold for taxes or early withdrawal penalties.

4. A signature guarantee may be required for certain transactions. (See "OPENING AND MAINTAINING YOUR ACCOUNT--Investing Details" above.) Please call for details.

We will mail you a redemption check. If you wish to have funds transferred directly to your bank account, you must choose this service on your initial application or send a written request at least 15 days prior to using it. SAFECO charges a $10 fee to wire redemption proceeds, and some banks charge a fee to receive a wire.

If you choose the Systematic Withdrawal Plan, a Fund will automatically sell shares in your account and send you a monthly withdrawal check. The minimum withdrawal for this service is $50 per Fund.

For more information call 1-(800) 528-6501.

Mail to: If you purchased your shares through a securities dealer or other investment professional who maintains an account for you and holds your shares in its "street name," you must redeem your shares through that firm.

If you own the shares directly:
     SAFECO Mutual Funds

     Class A, B & C Shares
     P.O. Box 419241
     Kansas City, MO 64141-6241

For overnight delivery:
     SAFECO Mutual Funds

     Class A, B & C Shares
     330 W. 9/th/ Street
     Kansas City, MO 64105

BY PHONE

This option is not available for shares issued in certificate form, and is not available for retirement accounts unless you are age 59-1/2 or older.

Understand that:

 .    We record all calls for your protection, and a representative may ask you for identifying information, such as your Social Security number.
 .    Although our representatives employ security measures to prevent unauthorized account access, we cannot assure you that telephone activity will be completely secure or free of delays or malfunctions. You must be willing to assume the risk of any loss.
 .    During times of unusual market volatility, you may find it difficult to access SAFECO by phone.
 .    SAFECO is not responsible for the negligence or wrongful acts of third parties.
 .    We may suspend, limit, modify, or terminate phone transaction privileges at any time without prior notice.

We will mail you a redemption check. If you wish to have funds transferred directly to your bank account, you must choose this service on your initial application or send a written request at least 15 days prior to using it. SAFECO charges a $10 fee to wire these proceeds, and some banks charge a fee to receive a wire.

Call:
If you purchased your shares through a securities dealer or other investment professional who maintains an account for you and holds your shares in its "street name," you must call your securities dealer or other investment professional for assistance.

If you own the shares directly call:
1-(800) 528-6501 Monday-Friday between 6:30 a.m. and 5:30 p.m. Pacific time for a SAFECO representative or

1-(800) 463-8794 for our 24-hour Automated Service Line

                   THROUGH YOUR REGISTERED SECURITIES DEALER

Your securities dealer may submit redemption requests for you.

Understand that:

 .    The securities dealer may charge you a fee for this service. (SAFECO has no control over or involvement in this fee.)
 .    Your securities dealer is responsible for the prompt forwarding of instructions on your account and is bound by the terms of this prospectus.
 .    SAFECO is not responsible for the actions and recommendations of your securities dealer.


Call or visit: The registered securities dealer through whom you purchased the shares.


Exchanging Shares From One Fund To Another

An exchange is when you sell shares of one Fund and buy shares of another in the same account with the same owner(s). Shares of one Class of a Fund may be exchanged for shares of the same Class of any other Fund, based on their next-determined respective net asset values, without imposition of any sales charges, provided that the shareholder account registration remains identical. Class A shares may be exchanged only for Class A shares of the other Funds listed on the first page of this prospectus. Class B shares may be exchanged only for Class B shares of the other Funds listed on the first page of this prospectus. Class C shares may be exchanged only for Class C shares of the other Funds listed on the first page of this prospectus that offer Class C shares. The exchange of Class B shares (or Class C shares will not be subject to a CDSC. For purposes of computing the CDSC, except for the time period during which a shareholder is invested in Class B shares or Class C shares (as the case may be) of the Money Market Fund, the length of time of ownership of such shares will be measured from the date of original purchase and will not be affected by the exchange.

Here are some things you should know about exchanges:

 .    Under normal circumstances, we will buy shares of the Fund into which you are exchanging on the same day that we process your order to sell.
 .    If immediate payment could adversely affect a Fund, we may need to delay the purchase of shares in the new Fund for up to seven days.
 .    Mutual fund exchanges are taxable events. You may realize a capital gain or loss when you make an exchange.
 .    Always read the prospectus before making an exchange into a Fund that is new to you.

Exchange Limitations

Keep in mind that mutual funds are not intended to be used as vehicles for frequent trading in response to short-term market fluctuations. Market-timing and similar investment strategies disrupt efficient portfolio management and increase transaction costs for all shareholders. For this reason, we have instituted certain policies to discourage excessive exchange or simultaneous order transactions.

 .    You may enter no more than four exchanges or simultaneous order transactions in any 12-month period. However, we reserve the right to refuse exchanges or simultaneous order transactions at any time. In addition, in the case where an exchange could adversely affect the performance and investment objective of the Fund, we may terminate privileges without prior notice. Under normal circumstances, we will give you 60 days' notice before terminating your exchange privileges.
 .    You may buy shares of a SAFECO Fund by exchange only if it is qualified for sale in the state where you live.

Simultaneous order transactions involve a redemption from one SAFECO Fund and reinvestment shortly thereafter into another SAFECO Fund. We will use our discretion in determining when a simultaneous order transaction takes place.

How to Make an Exchange

                                    BY MAIL


1. If you purchased your shares through a securities dealer or other investment professional who maintains an account for you and holds your shares in its "street name," you must direct your exchange request to your securities dealer or other investment professional for assistance

2.   If you own the shares directly write:  SAFECO Mutual Funds
                                             Class A, B & C Shares
                                             P.O. Box 419241
                                             Kansas City, MO 64141-6241

     For overnight delivery:                 SAFECO Mutual Funds
                                             Class A, B & C Shares
                                             330 W. 9/th/ Street
                                             Kansas City, MO 64105

3.   Your letter should specify:
     .  Account number
     . Name of the Fund you wish to exchange out of . Name of the Fund you wish to exchange into . Amount of the exchange (number of shares or dollar amount)

4. Have the letter signed by the owner(s) of the account. You must have specified on your account application the number of signatures required to authorize the exchange of shares.




                                    BY PHONE

This option is not available for shares issued in certificate form.

1. If your securities dealer maintains an account for you, and holds your Fund shares in its "street name," you must contact the investment professional at your securities dealer to exchange shares.

2. If your account is held directly with the SAFECO Mutual Funds, to be eligible to conduct phone exchanges and other transactions, you must choose this service on your initial account application, or send a written request to us at least 15 days prior to your use. You must also designate any other authorized users.

3.   You must exchange $1,000 or more in share value in any single transaction.


4.  Understand that:

 .    We record all calls for your protection, and a representative may ask you for identifying information, such as your Social Security Number.
 .    Although our representatives employ security measures to prevent unauthorized account access, we cannot assure you that telephone activity will be completely secure or free of delays or malfunctions. You must be willing to assume the risk of any loss.
 .    During times of unusual market volatility, you may find it difficult to access SAFECO by phone.
 .    SAFECO is not responsible for the negligence or wrongful acts of third parties.
 .    We may suspend, limit, modify, or terminate phone transaction privileges at any time without prior notice.
 .


Our telephone number is:

1-(800) 528-6501 Monday-Friday between 6:30 a.m. and 5:30 p.m. Pacific time

1-(800) 463-8794 for our 24-hour Automated Service Line

                   THROUGH YOUR REGISTERED SECURITIES DEALER


Call or visit:

The registered securities dealer through whom you purchased the shares.

Understand that:

 .    Your securities dealer may charge you a fee for this service. (SAFECO has no control over or involvement in this fee.)
 .    Your securities dealer is responsible for the prompt forwarding of instructions on your account and is bound by the terms of this Prospectus.
 .    SAFECO is not responsible for the actions and recommendations of your securities dealer.


Redemption Checks--Money Market Fund Class A Shares Only

If you are a Class A shareholder in the SAFECO Money Market Fund, we will send you, upon request and free of charge, redemption checks that allow you to withdraw funds from your account.

Checks may be made payable to anyone and must be:

 .  $500 or more

 .  Signed by the authorized account holders

If you write more than one check against insufficient funds, we may close your account.

Maintaining Your Account

Account Statements

Periodically, you will receive an account statement indicating your current Fund holdings and transactions affecting your account. Confirmation statements will be sent to you after each transaction that affects your account balance. Please review the information on each confirmation statement for accuracy immediately upon receipt. If you do not notify us within 30 days of any processing error, SAFECO Services will consider the transactions listed on the confirmation statement to be correct.

We will also be sending you semi-annual and annual reports. To reduce the volume of mail, we will send only one copy of these reports and the prospectus to a household (same surname, same address) unless you request otherwise.


Certain documents may be delivered to you electronically, at your request.


Maintaining small accounts increases expenses for all shareholders. For this reason, we may close your account if it falls below $100. If this happens, we will first give you at least 60 days' notice, then redeem your shares at net asset value and send the proceeds to you. In addition, accounts with balances under $1,000 at year end will be charged a $12 "small account" fee, although we will waive the fee if combined Fund balances for the same shareholder tax ID number exceed $10,000.

We will reinvest into your account any dividends and other distribution checks that are returned to us as "undeliverable" and remain outstanding over six months. This reinvestment will reflect the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested.

Account Changes

To change your account registration:

If you purchased your shares through an investment professional who maintains an investment account for you and holds your shares in "street name" you should send your account registration changes or other requests to that firm. If shares are registered directly in your name, you may send a written request to SAFECO Mutual Funds, Class A, B & C Shares, P.O. Box 419241, Kansas City, MO 64141-6241. Make sure the request is signed by the authorized owner(s) specified on your account application. We may require certified copies of supporting documents (e.g., death certificates and court orders) and a signature guarantee before we can process the request.

To make changes to your Automatic Investment Method or Systematic Withdrawal
Plan:

Send your request in writing to SAFECO Mutual Funds as indicated above. Or, if you have previously selected the single signature authorization for your account and have enrolled in the telephone option service, you may place your request by telephone.

                             SAFECO FAMILY OF FUNDS

Stability of Principal

SAFECO Money Market Fund

Bond Income

SAFECO Intermediate-Term U.S. Treasury Fund

SAFECO GNMA Fund
SAFECO High-Yield Bond Fund
SAFECO Managed Bond Fund


Tax-Free Bond Income

SAFECO Municipal Bond Fund
SAFECO California Tax-Free Income Fund




High Current Income With Long-Term Growth

SAFECO Dividend Income Fund

Long-Term Growth

SAFECO Growth Opportunities Fund
SAFECO Equity Fund
SAFECO Northwest Fund
SAFECO International Stock Fund
SAFECO Balanced Fund

SAFECO Small Company Value Fund
SAFECO U.S. Value Fund

For More Information

If you would like more information, the following documents are available free upon request:

Annual/Semi-annual Reports

Additional information about a Fund's investments is available in the Fund's annual and semi-annual reports. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected its performance during the last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Funds. A current SAI is on file with the Securities and Exchange Commission, is incorporated herein by reference and is legally considered part of this prospectus.

For these documents or to discuss your questions about the Funds, contact the investment professional at your broker-dealer, bank or other financial institution, or

Write to:  SAFECO Mutual Funds

           Class A, B & C Shares
           P.O. Box 34890
           Seattle, WA 98124-1890

Call:      1-800-528-6501

           Deaf and Hard of Hearing
           TTY/TDD Service: 1-800-438-8718

           Retirement Plans Services
           1-800-278-1985

E-Mail:    invest@safeco.com

Or contact the SEC:
Write to:  SEC Public Reference Room
           450 Fifth Street, N.W.
           Washington, DC 20549-6009

Call:      1-800-SEC-0330

Visit the SEC's web site:  http://www.sec.gov


Visit the Sec's Public Reference Room: 450 Fifth Street, N.W., Washington, DC 20549-6009

Note: the SEC may charge a fee for documents.

                              SEC 1940 Act File Numbers  811-6167
                                                         811-5574
                                                         811-7300
                                                         811-3347
                                                         811-6667

                      STATEMENT OF ADDITIONAL INFORMATION
                                 NO-LOAD CLASS

  SAFECO COMMON STOCK TRUST:                   SAFECO TAXABLE BOND TRUST:

SAFECO GROWTH OPPORTUNITIES FUND                SAFECO INTERMEDIATE-TERM
       SAFECO EQUITY FUND                          U.S. TREASURY FUND

   SAFECO DIVIDEND INCOME FUND                 SAFECO HIGH-YIELD BOND FUND
     SAFECO NORTHWEST FUND                         SAFECO GNMA FUND
      SAFECO BALANCED FUND
SAFECO INTERNATIONAL STOCK FUND               SAFECO MANAGED BOND TRUST:

SAFECO SMALL COMPANY VALUE FUND                SAFECO MANAGED BOND FUND
     SAFECO U. S. VALUE FUND

 SAFECO TAX-EXEMPT BOND TRUST:                SAFECO MONEY MARKET TRUST:

SAFECO INTERMEDIATE-TERM MUNICPAL               SAFECO MONEY MARKET FUND
            BOND FUND                         SAFECO TAX-FREE MONEY MARKET

SAFECO INSURED MUNICIPAL BOND FUND                        FUND
    SAFECO MUNICIPAL BOND FUND
 SAFECO CALIFORNIA TAX-FREE INCOME
               FUND


This Statement of Additional Information ("SAI") is not a prospectus itself. It should be read in conjunction with the No-Load Prospectus dated May 1, 2000 for each Fund listed above (collectively, "Funds"). To receive a copy of the Funds' Prospectus, write to: SAFECO Mutual Funds, P.O. Box 34890, Seattle, Washington 98124-1890, or call:

          Nationwide                    Deaf and Hard of Hearing
          800-438-8718                  TDD/TTY Service
                                        800-624-5711

The date of the most current Prospectus to which this SAI relates is May 1, 2000.

The date of this SAI is May 1, 2000.

                               TABLE OF CONTENTS
                               -----------------

GENERAL INFORMATION.......................................................
OVERVIEW OF INVESTMENT POLICIES...........................................
I.   Fundamental Investment Policies......................................
II.  Non-Fundamental Investment Policies..................................
ADDITIONAL INVESTMENT INFORMATION.........................................
SPECIAL INVESTMENT RISKS..................................................
     BELOW INVESTMENT GRADE BONDS.........................................
     FOREIGN SECURITIES...................................................
     FOREIGN CURRENCY TRANSACTIONS........................................
     HEDGING TRANSACTIONS.................................................
     GEOGRAPHIC AND ISSUER SIZE LIMITATIONS...............................
REDEMPTION IN KIND........................................................
INFORMATION ON CALCULATION OF NET ASSET
     VALUE PER SHARE......................................................
PERFORMANCE INFORMATION...................................................
INFORMATION ON DIVIDENDS FOR THE
     MONEY MARKET FUND....................................................
MANAGEMENT OF THE FUNDS...................................................
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS OF
     CERTAIN FUNDS........................................................
INVESTMENT ADVISORY AND OTHER SERVICES....................................
BROKERAGE PRACTICES.......................................................
TAX INFORMATION...........................................................
RETIREMENT PLANS..........................................................
FINANCIAL STATEMENTS......................................................
DESCRIPTION OF RATINGS....................................................

General Information

Each of the SAFECO Common Stock Trust (the "Common Stock Trust"), the SAFECO Managed Bond Trust (the "Managed Bond Trust"), the SAFECO Tax-Exempt Bond Trust (the "Tax-Exempt Bond Trust"), the SAFECO Taxable Bond Trust (the "Taxable Bond Trust"), and the SAFECO Money Market Trust (the "Money Market Trust") was established as a Delaware business trust under a Declaration of Trust dated May 13, 1993. All are registered as open-end management investment companies under the Investment Company Act of 1940, as amended (the "1940 Act").

The Common Stock Trust offers its shares through eight diversified series funds:
The SAFECO Growth Opportunities Fund ("Growth Opportunities Fund"), formerly known as the SAFECO Growth Fund, SAFECO Equity Fund ("Equity Fund"), SAFECO Dividend Income Fund ("Dividend Income Fund"), formerly known as the SAFECO Income Fund, SAFECO Northwest Fund ("Northwest Fund"), SAFECO International Stock Fund ("International Fund"), SAFECO Balanced Fund ("Balanced Fund"), SAFECO Small Company Value Fund ("Small Company Fund"), formerly known as the SAFECO Small Company Stock Fund, and SAFECO U.S. Value Fund ("U.S. Value
Fund").

The Taxable Bond Trust offers its shares through three diversified series funds:
The SAFECO Intermediate-Term U.S. Treasury Fund ("Intermediate-Term U.S. Treasury Fund"), the SAFECO GNMA Fund ("GNMA Fund"), and the SAFECO High-Yield Bond Fund ("High-Yield Fund").

The Managed Bond Trust offers its shares through a single diversified series fund: The SAFECO Managed Bond Fund ("Managed Bond Fund").

The Tax-Exempt Bond Trust offers its shares through four diversified series funds: The SAFECO Intermediate-Term Municipal Bond Fund ("Intermediate-Term Municipal Bond Fund"), the SAFECO Insured Municipal Bond Fund ("Insured Municipal Bond Fund"), the SAFECO Municipal Bond Fund ("Municipal Fund"), and the SAFECO California Tax-Free Income Fund ("California Tax-Free Income Fund") (collectively, the "Tax-Exempt Bond Funds").

The Money Market Trust offers its shares through two diversified series funds:
The SAFECO Money Market Fund ("Money Market Fund"), and the SAFECO Tax-Free Money Market Fund ("Tax-Free Money Market Fund") (collectively, the "Money Market Funds").

Three of the Funds offer only No-Load Class Shares. They are: the Intermediate-Term Municipal Bond Fund, the Insured Municipal Bond Fund, and the Tax-Free Money Market Fund. All of the other Funds offer multiple classes of shares. No-Load Class Shares of each Fund are described in this SAI.

OVERVIEW OF INVESTMENT POLICIES
-------------------------------

The investment policies of the Funds are described in the Prospectuses and this SAI. These policies state the investment practices that the Funds will follow, in some cases limiting investments to a certain percentage of assets, as well as those investment activities that are prohibited. The types of securities (e.g., common stock, U.S. government securities or bonds) the Funds may purchase are disclosed in the Prospectuses and this SAI. The Funds have no intention to purchase securities that the following policies permit, but which are not currently described in the Fund's Prospectus or this SAI. If a policy's percentage limitation is adhered to immediately after and as a result of an investment, a later increase or decrease in values, net assets or other circumstances will not be considered in determining whether a Fund complies with the applicable limitation (except to the extent the change may impact a Fund's borrowing limit).

With respect to the investment restrictions of the Tax-Exempt Bond Funds and the Tax-Free Money Market Fund, the entity that has the ultimate responsibility for the payment of interest and principal on a particular security generally is deemed to be its issuer for purposes of such Funds' investment policies. The identification of the issuer of a tax-exempt security for purposes of diversification depends on the terms and conditions of the security. For example, when the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer for diversification purposes. Similarly, in the case of an industrial development bond, if the bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer for purposes of diversification.

Each Fund's fundamental investment policies can be changed only with the approval of a "majority of its outstanding voting securities," as defined by the 1940 Act. For purposes of such approval, the vote of a majority of the outstanding voting securities of a Fund means the vote, at a meeting of the shareholders of such Fund duly called, of (i) 67% or more of the voting securities present at such meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is less. Non-fundamental policies may be changed without shareholder approval.

I.   FUNDAMENTAL INVESTMENT POLICIES
     -------------------------------

The six fundamental investment policies listed below apply to all of the
Funds:

1. The Fund may not borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

2. The Fund may not underwrite the securities of other issuers except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

3. The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein, or exercising rights under agreements relating to such securities including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

4. The Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts or investing in securities that are secured by physical commodities.

5. The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

6. The Fund will not purchase securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to these limitations, and except that these limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to securities issued by other open-end investment companies.

The fundamental policy below applies to all Funds except the Money Market
Funds:

     The Fund will not make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities

The fundamental policy below applies only to the Money Market Fund:

     The Fund will not make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or certain bank instruments issued by domestic banks.

The fundamental policy below applies only to the Tax-Free Money Market
Fund:

     The Fund will not make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or governmental issuers of special or general tax-exempt securities, or certain bank instruments issued by domestic banks.

The fundamental policy below applies only to the Intermediate-Term Municipal Bond Fund, Insured Municipal Bond Fund, Municipal Bond Fund, California Tax-Free Income Fund and Tax-Free Money Market Fund:

     During normal market conditions, the Fund will not invest less than 80% of its net assets in obligations the interest on which is exempt from federal income tax and, in the case of the California Tax-Free Income Fund, also from California state personal income tax.

II.  NON-FUNDAMENTAL INVESTMENT POLICIES
     -----------------------------------

In addition to the policies described in the Funds' Prospectuses. The following six non-fundamental policies have been adopted by all Funds covered by this SAI except as noted.

1. Foreign Currency: [All Funds except International Fund] The Fund will not buy or sell foreign currency, except as necessary to convert the proceeds of the sale of foreign portfolio securities into U.S. dollars.

2. Foreign Securities: [All Funds except International Fund] The Fund may invest up to 20% of its total assets in foreign securities which are listed on a national exchange, including investments in American Depository Receipts.

3. Temporary Investments: The Fund may purchase as temporary investments for its cash: commercial paper; certificates of deposit; shares of no-load, open-end money market funds; repurchase agreements (subject to restrictions on the Fund's investment in illiquid securities), and other short-term investments.

4. Illiquid Securities: If immediately after and as a result of such action the value of the following securities, in the aggregate, would exceed 15% of the Fund's net assets [10% in the case of the Money Market Funds], the Fund will not (i) purchase securities for which there is no readily available market, (ii) purchase time deposits maturing in more than seven days, (iii) purchase over-the-counter ("OTC") options or hold assets set aside to cover OTC options written by the Fund, (iv) enter into repurchase agreements maturing in more than seven days, or (v) invest in interests in real estate investment trusts which are not readily marketable or interests in real estate limited partnerships which are not listed or traded on the NASDAQ Stock Market.

5. Purchasing Securities on Margin: The Fund will not purchase securities on margin. However, the Fund may (i) obtain short-term credits as necessary to clear its purchases and sales of securities, and (ii) make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

6. Leverage: The Fund may borrow money (i) from banks, (ii) from SAFECO Corporation or its affiliated companies, or (iii) by engaging in reverse repurchase agreements. The Fund will not purchase securities while borrowings equal to 5% or more of its total assets are outstanding, although the Fund may complete purchase transactions to which it committed prior to reaching the 5% threshold.

In addition to the common non-fundamental policies described above, the following non-fundamental policies apply to each of the Funds of the named Trust except as noted:


SAFECO COMMON STOCK TRUST


Real Estate Investment Trusts: The Fund may invest up to 10% of its total assets in shares of real estate investment trusts.

Convertible Securities: [Growth Opportunities Fund, Equity Fund, Northwest Fund,
Small Company Fund and U.S. Value Fund only]   The Fund may invest in securities
convertible into common stock, but less than 35% of its total assets will be invested in such securities.

SAFECO MANAGED BOND TRUST

Temporary Defensive Measures: The Fund may hold cash as a temporary defensive measure when market conditions so warrant.

When-Issued Securities: The Fund may purchase "when-issued" or "delayed-delivery" securities, and may purchase or sell securities on a "forward commitment" basis.

SAFECO TAXABLE BOND TRUST

Temporary Defensive Measures: The Fund may hold cash as a temporary defensive measure when market conditions so warrant.

When-Issued Securities: The Fund may purchase "when-issued" or "delayed-delivery" securities, and may purchase or sell securities on a "forward commitment" basis.

SAFECO TAX-EXEMPT BOND TRUST

Temporary Defensive Measures: The Fund may hold cash as a temporary defensive measure when market conditions so warrant.

When-Issued Securities: The Fund may purchase "when-issued" or "delayed-delivery" securities, and may purchase or sell securities on a "forward commitment" basis.

Municipal Project Concentration: The Fund will limit its investment in municipal obligations the interest on which is payable from the revenues of similar types of projects to less than 25% of the Fund's total assets. As a matter of operating policy, "similar types of projects" may include sports, convention or trade show facilities; airports or mass transportation; sewage or solid waste disposal facilities; or air and water pollution control projects.

Short-Term Tax-Exempt Obligations: The Fund may invest in any of the following types of short-term, tax-exempt obligations: municipal notes of issuers rated, at the time of purchase, within one of the three highest grades assigned by a nationally recognized statistical rating organization ("NRSRO"); unrated municipal notes offered by issuers having outstanding municipal bonds rated within one of the three highest grades assigned by an NRSRO; notes issued by or on behalf of municipal issuers that are guaranteed by the U.S. Government; tax-exempt commercial paper assigned one of the two highest grades by an NRSRO; certificates of deposit issued by banks with assets of $1,000,000,000 or more; and municipal obligations that have a maturity of one year or less from the date of purchase.

U.S. Government Obligations: The Fund may invest in obligations of the U.S. Government, its agencies or instrumentalities or in qualified repurchase agreements, the net interest on which is taxable for federal income tax purposes.

Municipal Notes: The Fund may invest in municipal notes, including tax anticipation, revenue anticipation and bond anticipation notes and tax-exempt commercial paper.

Single State Concentration: [All Tax-Exempt Bond Funds except the California Tax-Free Income Fund] The Fund will limit its investment in securities whose issuers are located in the same state to less than 25% of the Fund's total assets.

SAFECO MONEY MARKET TRUST

Temporary Defensive Measures: The Fund may hold cash as a temporary defensive measure when market conditions so warrant.

When-Issued Securities: The Fund may purchase "when-issued" or "delayed-delivery" securities, and may purchase or sell securities on a "forward commitment" basis.

Municipal Project Concentration: The Fund will limit its investment in municipal obligations the interest on which is payable from the revenues of similar types of projects to less than 25% of the Fund's total assets. As a matter of operating policy, "similar types of projects" may include sports, convention or trade show facilities; airports or mass transportation; sewage or solid waste disposal facilities; or air and water pollution control projects.

Single State Concentration: The Fund will limit its investment in securities whose issuers are located in the same state to less than 25% of the Fund's total assets.

Short-Term Tax-Exempt Obligations: [Tax-Free Money Market Fund ONLY] The Fund may invest in any of the following types of short-term, tax-exempt obligations: municipal notes of issuers rated, at the time of purchase, within one of the three highest grades assigned by a nationally recognized statistical rating organization ("NRSRO"); unrated municipal notes offered by issuers having outstanding municipal bonds rated within one of the three highest grades assigned by an NRSRO; notes issued by or on behalf of municipal issuers that are guaranteed by the U.S. Government; tax-exempt commercial paper assigned one of the two highest grades by an NRSRO; certificates of deposit issued by banks with assets of $1,000,000,000 or more; and municipal obligations that have a maturity of one year or less from the date of purchase.

Single Issuer Concentration: The Fund may invest up to 25% of its total assets in the "first tier securities" of a single issuer for up to three business days after purchase. First tier securities are securities (1) rated in the highest short-term category by two nationally recognized statistical rating organizations ("NRSROs"); (2) rated in the highest short-term rating category by a single NRSRO if only that NRSRO has assigned the securities a short-term rating; or (3) unrated, but determined by SAM to be of comparable quality.

ADDITIONAL INVESTMENT INFORMATION

STOCK FUNDS

The Growth Opportunities Fund, Equity Fund, Dividend Income Fund, Northwest Fund, Balanced Fund, International Fund, Small Company Fund, and U.S. Value Fund may make the following investments, among others, although they may not buy all of the types of securities that are described.

1. Common Stocks and Preferred Stocks. Common stocks represent equity interest in a corporation. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and overall market and economic conditions. Preferred stocks are equity securities whose owners have a claim on a company's earnings and assets before holders of common stock, but after debt holders. The risk characteristics of preferred stocks are similar to those of common stocks, except that preferred stocks are generally subject to less risk than common stocks.

2. Bonds and Other Debt Securities. The Funds may invest in bonds and other debt securities that are rated investment grade, or unrated bonds determined by SAM to be of comparable quality to such rated bonds. Bonds rated in the lowest category of investment grade (Baa by Moody's and BBB by S&P and Fitch) and comparable unrated bonds have speculative characteristics and are more likely to have a weakened capacity to make principal and interest payments under changing economic conditions or upon deterioration in the financial condition of the issuer.

     Bonds and debt securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. The value of bonds and other debt securities will normally vary inversely with interest rates. In general, bond prices rise when interest rates fall, and bond prices fall when interest rates rise. Debt securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Long-term bonds are generally more sensitive to interest rate changes than short-term bonds.

3. Convertible Securities. Convertible bonds and convertible preferred stock may be exchanged for a stated number of shares of the issuer's common stock at a certain price known as the conversion price. The conversion price is usually greater than the price of the common stock at the time the convertible security is purchased. Generally, the interest rate of convertible bonds and the yield of convertible preferred stock will be lower than the issuer's non-convertible securities. Also, the value of convertible securities will normally vary with the value of the underlying common stock and fluctuate inversely with interest rates. However, convertible securities may show less volatility in value than the issuer's non-convertible securities. A risk associated with convertible bonds and convertible preferred stock is that the conversion price of the common stock will not be attained. The Growth Opportunities Fund and the Dividend Income Fund may purchase convertible securities if such securities offer a higher yield than an issuer's common stock and provide reasonable potential for capital appreciation. The Equity Fund and the U.S. Value Fund may invest in convertible corporate bonds that are rated below investment grade (commonly referred to as "high-yield" or "junk" bonds) or in comparable, unrated bonds, but less than 35% of the Fund's net assets will be invested in such securities.

4. Warrants. A warrant is an option issued by a corporation that gives the holder the right to buy a stated number of shares of common stock of the corporation at a specified price within a designated time period. Warrants may be purchased and sold separately or attached to stocks or bonds as part of a unit offering. The term of a warrant may run from two to five years and in some cases the term may be longer. The exercise price carried by the warrant is usually well above the prevailing market price of the underlying common stock at the time the warrant is issued. The holder of a warrant has no voting rights and receives no dividends. Warrants are freely transferable and may trade on the major national exchanges. Warrants may be speculative. Generally, the value of a warrant will fluctuate by greater percentages than the value of the underlying common stock. The primary risk associated with a warrant is that the term of the warrant may expire before the exercise price of the common stock has been reached. Under these circumstances, a Fund could lose all of its principal investment in the warrant.

     A Fund will invest in a warrant only if the Fund has the authority to hold the underlying common stock. Additionally, if a warrant is part of a unit offering, a Fund will purchase the warrant only if it is attached to a security in which the Fund has authority to invest. In all cases, a Fund will purchase warrants only after SAM determines that the exercise price for the underlying common stock is likely to be achieved within the required time-frame and for which an actively traded market exists. SAM will make this determination by analyzing the issuer's financial health, quality of management and any other factors deemed to be relevant.

5. Restricted Securities and Rule 144A Securities. Restricted securities are securities that may be sold only in a public offering with respect to which a registration statement is in effect under the 1933 Act or, if they are unregistered, pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional markets for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A, which is designed to further facilitate efficient trading among institutional investors by permitting the sale of Rule 144A securities to qualified institutional buyers. To the extent privately placed securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, the Funds likely will be able to dispose of the securities without registering them under the 1933 Act. SAM, acting under guidelines established by the Trust's Board of Trustees, may determine that certain securities qualified for trading under Rule 144A are liquid.

     Where registration is required, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. To the extent privately placed securities are illiquid, purchases thereof will be subject to any limitations on investments in illiquid securities. Restricted securities for which no market exists are priced at fair value as determined in accordance with procedures approved and periodically reviewed by the Trust's Board of Trustees.

6. Repurchase Agreements. Repurchase agreements are transactions in which a Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Repurchase agreements may be considered loans of money to the seller of the underlying security, which are collateralized by the securities underlying the repurchase agreement. A Fund will not enter into a repurchase agreement unless the agreement is fully collateralized and the Fund will value the securities underlying the repurchase agreement daily to assure that this condition is met. If the value of these securities is less than the repurchase price, plus any agreed-upon additional amount, the other party to the agreement must provide additional collateral so that at all times the collateral is at least equal to the repurchase price, plus any agreed-upon additional amount.

     Repurchase agreements carry certain risks not associated with direct investments in securities, including delays and costs to a Fund if the other party to a repurchase agreement defaults or becomes bankrupt. Each Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by SAM to present minimal credit risks in accordance with guidelines established by the Trust's Board of Trustees. SAM will review and monitor the creditworthiness of those institutions under the Board's general supervision. Foreign repurchase agreements may be less well secured than U.S. repurchase agreements and may be subject to currency risks. In addition, foreign counterparties may be less creditworthy than U.S. counterparties.

7. American Depositary Receipts ("ADRs"). ADRs are registered receipts evidencing ownership of an underlying foreign security. They typically are issued in the United States by a bank or trust company. In addition to the risks of foreign investment applicable to the underlying securities, ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank or trust company, or that such information in the U.S. market may not be current. ADRs which are structured without sponsorship of the issuer of the underlying foreign security may also be subject to the risk that the foreign issuer may not provide financial and other material information to the U.S. bank or trust company issuer. The International Fund may utilize European Depositary Receipts ("EDRs"), which are similar instruments. EDRs may be in bearer form and are designed for use in the European securities markets.

8. Foreign Securities. Foreign securities are subject to risks in addition to those inherent in investments in domestic securities. (SEE "SPECIAL INVESTMENT RISKS -- Foreign Securities" below, for additional information.) Each of the Funds other than the International Fund may invest up to 20% of its total assets in foreign securities. The International Fund may invest 100% of its assets in foreign securities.

9. Indexed Securities. Indexed securities are securities whose prices are indexed to the prices of other securities, securities indices, currencies, commodities or other financial indicators. Indexed securities generally are debt securities whose value at maturity or interest rate is determined by reference to a specific instrument or statistic. Currency-indexed securities generally are debt securities whose maturity values or interest rates are determined by reference to values of one or more specified foreign currencies. Currency-indexed securities may be positively or negatively indexed; i.e., their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of different foreign securities relative to each other.

     The performance of an indexed security depends largely on the performance of the security, currency or other instrument to which it is indexed. Performance may also be influenced by interest rate changes in the United States and foreign countries. Indexed securities additionally are subject to credit risks associated with the issuer of the security. Their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may also be more volatile than their underlying instruments.

10. Cash or High Quality, Short-Term Securities Issued by an Agency or Instrumentality of the U.S. Government, High Quality Commercial Paper, Certificates of Deposit, Shares of No-Load, Open-End Money Market Funds or Repurchase Agreements. The Funds may purchase these short-term securities as a cash management technique under those circumstances where they have cash to manage for a short time period, for example, after receiving proceeds from the sale of securities, dividend distributions from portfolio securities or cash from the sale of Fund shares to investors. In making temporary investments in commercial paper and certificates of deposit, a Fund will adhere to the following guidelines:

     (a) Commercial paper must be rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or issued by companies with an unsecured debt issue currently outstanding rated AA by S&P or Aa by Moody's or higher.

     (b) Certificates of deposit ("CDs") must be issued by banks or savings and loan associations that have total assets of at least $1 billion or, in the case of a bank or savings and loan association not having total assets of at least $1 billion, the bank or savings and loan association is insured by the FDIC. The Growth Opportunities Fund's investments in CDs issued by FDIC-insured banks or savings and loans having less than $1 billion in assets will be limited in amount to the statutory insurance coverage provided by the FDIC.

11. Contingent Value Rights. A contingent value right ("CVR") is a right issued by a corporation that takes on a pre-established value if the underlying common stock does not attain a target price by a specified date. Generally, a CVR's value will be the difference between the target price and the current market price of the common stock on the target date. If the common stock does attain the target price by the stated date, the CVR expires without value. CVRs may be purchased and sold as part of the underlying common stock or separately from the stock. CVRs may also be issued to owners of the underlying common stock as the result of a corporation's restructuring.

12. Real Estate Investment Trusts ("REITS"). REITs purchase real property, which is then leased, and make mortgage investments. For federal income tax purposes REITs attempt to qualify for beneficial "modified pass through" tax treatment by annually distributing at least 95% of their taxable income. If a REIT were unable to qualify for such beneficial tax treatment, it would be taxed as a corporation and the distributions made to its shareholders would not be deductible by it in computing its taxable income. REITs are dependent upon the successful operation of the properties owned and the financial condition of lessees and mortgagors. The value of REIT units will fluctuate depending on the underlying value of the real property and mortgages owned and the amount of cash flow (net income plus depreciation) generated and paid out. In addition, REITs typically borrow to increase funds available for investment. Generally, there is a greater risk associated with REITs that are highly leveraged. A Fund may invest up to 10% of its total assets in shares of REITs.

13. Illiquid Securities. Currently, the Funds do not intend to purchase illiquid securities, but the market for some securities may become illiquid following purchase by a Fund. Illiquid securities are securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which they are valued. Due to the absence of an active trading market, a Fund may experience difficulty in valuing or disposing of illiquid securities. SAM determines the liquidity of the securities under guidelines adopted by the Trust's Board of Trustees.

14. When-Issued or Delayed-Delivery Securities. Under this procedure, a Fund agrees to acquire securities (whose terms and conditions, including price, have been fixed by the issuer) that are to be issued and delivered against payment in the future. Delivery of securities so sold normally takes place 30 to 45 days (settlement date) after the date of the commitment. No interest is earned by a Fund prior to the settlement date. The value of securities sold on a "when-issued" or "delayed-delivery" basis may fluctuate before the settlement date and the Fund bears the risk of such fluctuation from the date of purchase. When a Fund purchases when-issued or delayed-delivery securities, it will earmark liquid, high-quality securities in an amount equal in value to the purchase price of the security. Use of these techniques may affect a Fund's share price in a manner similar to the use of leveraging. A Fund may dispose of its interest in those securities before delivery.

15. Sovereign Debt Obligations. Sovereign debt instruments are issued or guaranteed by foreign governments or their agencies. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Governments or governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. Repayment of principal and interest may depend also upon political and economic factors. The International Fund may invest in debt securities issued by foreign companies and governments. The Fund will make such investments primarily for defensive purposes, but may do so where anticipated interest rate movements, or other factors affecting the degree of risk inherent in a debt security are expected to change significantly so as to produce appreciation in the security consistent with the objective of the Fund.

16. Eurodollar Bonds. Eurodollar bonds are bonds issued by either U.S. or foreign issuers that are traded in the European bond market and are denominated in U.S. dollars. Eurodollar bonds are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar bonds are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar denominated funds from flowing across its borders. Other risks may include nationalization of the issuer, confiscatory taxation by the foreign government that would inhibit the ability of the issuer to make principal and interest payments to the Fund, lack of comparable publicly available information concerning foreign issuers, lack of comparable accounting and auditing practices in foreign countries and, finally, difficulty in enforcing claims against foreign issuers in the event of default.

17. Passive Foreign Investment Companies ("PFICs"). PFICs are foreign corporations (and entities classified as such for federal income tax purposes) organized as vehicles to invest in companies of certain foreign countries. Investors in a PFIC indirectly bear their proportionate share of the PFIC's management fees and other expenses. See "Tax Information" for more information.

18. Covered Call Options and Put and Call Options on Stock Indices. The Funds may employ certain strategies and techniques utilizing these types of options to mitigate their exposure to factors that affect security values. There is no guarantee that these strategies and techniques will work. An option gives an owner the right to buy or sell securities at a predetermined exercise price for a given period of time. The writer of a call option is obligated to sell the underlying securities if the option is exercised during the specified period of time. A Fund that writes a call option and wishes to terminate the obligation may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. Options on stock indices are similar to options on stock except that, rather than obtaining the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the strike price of the option. A Fund will write call options on stocks only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. A Fund, under normal conditions, will not write a call option if, as a result thereof, the aggregate value of the assets underlying all such options (determined as of the date such options are written) would exceed 25% of the Fund's net assets. See also "Options on equity securities" and "Options on stock indices" below.

19. Options on Equity Securities. The Funds may purchase and write (i.e., sell) put and call options on equity securities may purchase and write (i.e., sell) covered call options. A call option is a short-term contract pursuant to which the purchaser or holder, in return for a premium paid, has the right to buy the equity security underlying the option at a specified exercise price (the strike price) at any time during the term of the option (for "American-style" options) or on the option expiration date (for "European-style" options). The writer of the call option, who received the premium, has the obligation, upon exercise of the option, to deliver the underlying equity security against payment of the strike price. A put option is a similar contract that gives the purchaser or holder, in return for a premium, the right to sell the underlying equity security at a specified exercise price (the strike price) during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying equity security at the strike price upon exercise by the holder of the put.

     The Funds will write call options on stocks only if they are covered, and such options must remain covered so long as a Fund is obligated as a writer. For purposes of writing covered call options, the Funds defined "covered" differently. With respect to the International Fund, a call option is "covered" if: the Fund has an immediate right to acquire that security: (i) without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian), or (ii) upon the Fund's conversion or exchange of other securities held in its portfolio, or (iii) the Fund holds on a share-for-share basis a call on the same security as the call written where the strike price of the call held is equal to or less than the strike price of the call written, or greater than the strike price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid high-grade short-term debt obligations in a segregated account with its custodian.

     With respect to the other Funds, a call option is "covered" only if at the time the Fund writes the call, the Fund holds in its portfolio on a share-for-share basis the same security as the call written. A Fund must maintain such security in its portfolio from the time the Fund writes the call option until the option is exercised, terminated or expires. The Funds' use of options on equity securities is subject to certain special risks including the risk that the market value of the security will move adversely to the Fund's option position. Additional risks relating to the Funds' use of options on equity securities are described below.

     The Funds may effect "closing purchase transactions" and the International Fund may effect "closing sale transactions." If a Fund, as a writer of an option, wishes to terminate the obligation, it may effect a closing purchase transaction by buying an option of the same series as the option previously written. The International Fund also may liquidate its position in an option it holds by exercising the option or by effecting a "closing sale transaction," i.e., selling an option of the same series as the option previously purchased. A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or, in the case of the International Fund, is more than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction with respect to a call option is likely to be offset in whole or in part by appreciation of the underlying equity security owned by the Fund. There is no guaranty that closing purchase or closing sale transactions can be effected.

20. Put Options: The Funds will write put options on stocks only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. A put option is "covered" if: (i) the Fund holds in a segregated account cash, Treasury bills, or other liquid high-grade short-term debt obligations of a value equal to the strike price, or (ii) the Fund holds on a share-for-share basis a put on the same security as the put written, where the strike price of the put held is equal to or greater than the strike price of the put written, or less than the strike price of the put written if the difference is maintained by the Fund in cash, Treasury bills, or other liquid high-grade short-term obligations in a segregated account with its custodian.

     The Funds may purchase "protective puts," i.e., put options acquired for the purpose of protecting a portfolio security from a decline in market value. In exchange for the premium paid for the put option, the Fund acquires the right to sell the underlying security at the strike price of the put regardless of the extent to which the underlying security declines in value. The loss to the Fund is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the strike price. However, if the market price of the security underlying the put rises, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold.

     The Funds do not intend to invest more than 5% of their net assets at any one time in the purchase of call options on stocks.

     The Funds' use of options on equity securities is subject to certain special risks, in addition to the risk that the market value of the security will move adversely to the Fund's option position. An option position may be closed out only on an exchange, board of trade or other trading facility that provides a secondary market for an option of the same series. Although the Funds will generally only purchase or write those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options. In such a case, the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of call options or upon the purchase of underlying securities or the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

     Reasons for the absence of a liquid secondary market on an exchange can include any of the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange;
     (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures that may interfere with the timely execution of customers' orders.

21. Options on Stock Indices. The Funds may purchase and sell (i.e., write) put and call options on stock indices. Options on stock indices are similar to options on stock except that, rather than obtaining the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the strike price of the option. The amount of cash is equal to such difference between the closing price of the index and the strike price of the option times a specified multiple (the "multiplier"). If the option is exercised, the writer is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.

     The Funds will write call options on stock indices only if they are covered, and such options remain covered as long as the Fund is obligated as a writer. When a Fund writes a call option on a broadly based stock market index, the Fund will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, Treasury bills or other liquid high-grade short-term debt obligations, or "qualified securities" (defined below) with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security that is listed on a national securities exchange or listed on Nasdaq against which the Fund has not written a stock call option and that has not been hedged by the Fund by the sale of stock index futures.

     When a Fund writes a call option on an industry or market segment index, the Fund will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, Treasury bills or other liquid high-grade short-term debt obligations, or at least five qualified securities, all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks that represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the portfolio's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly based stock market stock options or 25% of such amount in the case of industry or market segment index options.

     If at the close of business on any day the market value of such qualified securities so segregated, escrowed, or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will so segregate, escrow, or pledge an amount in cash, Treasury bills, or other liquid high-grade short-term obligations equal in value to the difference. In addition, when a Fund writes a call on an index that is in-the-money at the time the call is written, the Fund will segregate with its custodian or pledge to the broker as collateral, cash or U.S. Government or other liquid high-grade short-term debt obligations equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A call option is also covered, and the Fund need not follow the segregation requirements set forth in this paragraph if the Fund holds a call on the same index as the call written, where the strike price of the call held is equal to or less than the strike price of the call written, or greater than the strike price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid high-grade short-term obligations in a segregated account with its custodian.

     The Funds will write put options on stock indices only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. A put option is covered if: (i) the Fund holds in a segregated account cash, Treasury bills, or other liquid high-grade short-term debt obligations of a value equal to the strike price times the multiplier times the number of contracts, or (ii) the Fund holds a put on the same index as the put written where the strike price of the put held is equal to or greater than the strike price of the put written, or less than the strike price of the put written if the difference is maintained by the Fund in cash, Treasury bills, or other liquid high-grade short-term debt obligations in a segregated account with its custodian.

     The Funds do not intend to invest more than 5% of their net assets at any one time in the purchase of puts and calls on stock indices. The Funds may effect closing sale and the International Fund may effect closing purchase transactions, as described above in connection with options on equity securities.

     The purchase and sale of options on stock indices will be subject to the same risks as options on equity securities, described above. In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Funds would not be able to close out options that they had purchased or, in the case of the International Fund, written and, if restrictions on exercise were imposed, a Fund might be unable to exercise an option it holds, which could result in substantial losses to the Fund. The Funds generally will select stock indices that include a number of stocks sufficient to minimize the likelihood of a trading halt in options on the index.

     Although the markets for certain index option contracts have developed rapidly, the markets for other index options are still relatively illiquid. The ability of the Funds to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index options contracts. The Funds will not purchase or sell any index option contract unless and until the Funds investment advisor or sub-investment advisor believes the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.

     Price movements in the Funds' equity security portfolios probably will not correlate precisely with movements in the level of the index and, therefore, in writing a call on a stock index a Fund bears the risk that the price of the securities it holds in its portfolio may not increase as much as the index. In such event, the Fund would bear a loss on the call that is not completely offset by movement in the price of the Fund's equity securities. It is also possible that the index may rise when the Fund's securities do not rise in value. If this occurred, the Fund would experience a loss on the call that is not offset by an increase in the value of its securities portfolio and might also experience a loss in its securities portfolio. However, because the value of a diversified securities portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Funds' securities in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

     When a Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio.
     As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with options in stock indices than with stock options.

     There are also certain special risks involved in purchasing put and call options on stock indices. If a Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the strike price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize the risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

22. Options on Debt Securities. (International Fund Only) The Fund may purchase and write (i.e., sell) put and call options on debt securities. Options on debt are similar to options on stock, except that the option holder has the right to take or make delivery of a debt security, rather than stock.

     The Fund will write options only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. An option on debt securities is covered in the same manner as options on equity securities as described above, except that, in the case of call options on U.S. Treasury bills, the Fund might own U.S. Treasury bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option.
     The principal reason for the Fund to write an option on one or more of its securities is to realize through the receipt of the premiums paid by the purchaser of the option a greater current return than would be realized on the underlying security alone. Calls on debt securities will not be written when, in the opinion of the Fund's Sub-Advisor, interest rates are likely to decline significantly, because under those circumstances the premium received by writing the call likely would not fully offset the foregone appreciation in the value of the underlying security.

     The Fund may also write straddles (i.e., a combination of a call and a put written on the same security at the same strike price where the same issue of the security is considered "cover" for both the put and the call). In such cases, the Fund will also segregate or deposit for the benefit of the Fund's broker cash or liquid high-grade debt obligations equivalent to the amount, if any, by which the put is in-the-money. The Fund's use of straddles will be limited to 5% of its net assets (meaning that the securities used for cover or segregated as described above will not exceed 5% of the Fund's net assets at the time the straddle is written). The writing of a call and a put on the same security at the same strike price where the call and the put are covered by different securities is not considered a straddle for purposes of this limit.

     The Fund may purchase "protective puts" on debt securities in an effort to protect the value of a security that they own against a substantial decline in market value. Protective puts are described above in "Options on Equities."

     The Fund does not intend to invest more than 5% of its net assets at any one time in the purchase of call options on debt securities.

     If the Fund, as a writer of an exchange-traded option, wishes to terminate the obligation, it may effect a closing purchase or sale transaction in a manner similar to that discussed above in connection with options on equity securities. Unlike exchange-traded options, dealer options generally do not have a continuous liquid market. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the dealer option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the dealer option. While the Fund will seek to enter into dealer options only with counterparties who agree to and who are expected to be able to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. There is, in general, no guarantee that closing purchase or closing sale transactions can be effected. The Fund may not invest more than 15% of its total assets (determined at the time of investment) in illiquid securities, including debt securities for which there is not an established market. The staff of the SEC has taken the position that purchased dealer options and the assets used as "cover" for written dealer options are illiquid securities. However, pursuant to the terms of certain no-action letters issued by the staff, the securities used as cover for written dealer options may be considered liquid provided that the Fund sells dealer options only to qualified dealers who agree that the Fund may repurchase any dealer option its writes for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     The Fund's purchase and sale of exchange-traded options on debt securities will be subject to the risks described above in "Options on Equity Securities."

23. Options on Foreign Currencies. (International Fund Only) The Fund may purchase and write put and call options on foreign currencies traded on U.S. or foreign securities exchanges or boards of trade for hedging purposes. Options on foreign currencies are similar to options on stock, except that the option holder has the right to take or make delivery of a specified amount of foreign currency, rather than stock.

     The Fund may purchase and write options to hedge its securities denominated in foreign currencies. If there is a decline in the dollar value of a foreign currency in which the Fund's securities are denominated, the dollar value of such securities will decline even though their foreign currency value remains the same. To hedge against the decline of the foreign currency, the Fund may purchase put options on such foreign currency. If the value of the foreign currency declines, the gain realized on the put option would offset, in whole or in part, the adverse effect such decline would have on the value of the Fund's securities. Alternatively, the Fund may write a call option on the foreign currency. If the foreign currency declines, the option would not be exercised and the decline in the value of the portfolio securities denominated in such foreign currency would be offset in part by the premium the Fund received for the option.

     If, on the other hand, the Fund's Sub-Advisor anticipates purchasing a foreign security and also anticipates a rise in such foreign currency (thereby increasing the cost of such security), the Fund may purchase call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements of the exchange rates. Alternatively, the Fund could write a put option on the currency and, if the exchange rates move as anticipated, the option would expire unexercised.

     The Fund's successful use of options on foreign currencies depends upon the Sub-Advisor's ability to predict the direction of the currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally. For instance, if the currency being hedged has moved in a favorable direction, the corresponding appreciation of the Fund's securities denominated in such currency would be partially offset by the premiums paid on the options. Furthermore, if the currency exchange rate does not change, the Fund's net income would be less than if the Fund had not hedged since there are costs associated with options.

     The use of these options is subject to various additional risks. The correlation between movements in the price of options and the price of the currencies being hedged is imperfect. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not their market risks. The Fund's ability to establish and maintain positions will depend on market liquidity. The ability of the Fund to close out an option depends upon a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular option at any particular time.

24. Stock Index Futures Contracts. The Funds may buy and sell for hedging purposes stock index futures contracts traded on a commodities exchange or board of trade. A stock index futures contract is an agreement in which the seller of the contract agrees to deliver to the buyer an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. When the futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the "initial margin." Subsequent payments to and from the broker, called "variation margin," will be made on a daily basis as the price of the underlying stock index fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as "marking to the market."

     A Fund may sell stock index futures to hedge against a decline in the value of equity securities it holds. A Fund may also buy stock index futures to hedge against a rise in the value of equity securities it intends to acquire. To the extent permitted by federal regulations, the Funds may also engage in other types of hedging transactions in stock index futures that are economically appropriate for the reduction of risks inherent in the ongoing management of the Funds' equity securities.

     A Fund's successful use of stock index futures contracts depends upon the Advisor or Sub-Advisor's ability to predict the direction of the market, and is subject to various additional risks. The correlation between movement in the price of the stock index future and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases as the composition of the Fund's securities portfolio diverges from the composition of the relevant index. In addition, the ability of the Fund to close out a futures position depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular stock index futures contract at any particular time.

     Under regulations of the Commodity Futures Trading Commission ("CFTC"), investment companies registered under the 1940 Act are excluded from regulation as commodity pools or commodity pool operators if their use of futures is limited in certain specified ways. The Funds will use futures in a manner consistent with the terms of this exclusion. Among other requirements, no more than 5% of the Fund's assets may be committed as initial margin on futures contracts.

25. Interest Rate Futures Contracts. (International Fund Only) The International Fund may buy and sell for hedging purposes futures contracts on interest bearing securities (such as U.S. Treasury bonds, U.S. Treasury notes, U.S. Treasury bills, and GNMA certificates) or interest rate indices. Futures contracts on interest bearing securities and interest rate indices are referred to collectively as "interest rate futures contracts." The portfolios will engage in transactions in only those futures contracts that are traded on a commodities exchange or board of trade.

     The Fund may sell an interest rate futures contract to hedge against a decline in the market value of debt securities it owns. The Fund may purchase an interest rate futures contract to hedge against an anticipated increase in the value of debt securities it intends to acquire. The Fund may also engage in other types of transactions in interest rate futures contracts that are economically appropriate for the reduction of risks inherent in the ongoing management of its futures.

     The Fund's successful use of interest rate futures contracts depends upon the Sub-Advisor's ability to predict interest rate movements. Further, because there are a limited number of types of interest rate futures contracts, it is likely that the interest rate futures contracts available to the Fund will not exactly match the debt securities the Fund intends to hedge or acquire. To compensate for differences in historical volatility between securities the Fund intends to hedge or acquire and the interest rate futures contracts available to it, the Fund could purchase or sell futures contracts with a greater or lesser value than the securities it wished to hedge or intended to purchase. Interest rate futures contracts are subject to the same risks regarding closing transactions and the CFTC limits as described above in "Stock Index Futures Contracts."

26. Foreign Currency Futures Contracts. (International Fund Only) The International Fund may buy and sell for hedging purposes futures contracts on foreign currencies or groups of foreign currencies such as the European Currency Unit. A European Currency Unit is a basket of specified amounts of the currencies of certain member states of the European Economic Community, a Western European economic cooperative organization including France, Germany, the Netherlands and the United Kingdom. The Fund will engage in transactions in only those futures contracts and other options thereon that are traded on a commodities exchange or a board of trade. See "Stock Index Futures Contracts" above for a general description of futures contracts. The Fund intends to engage in transactions involving futures contracts as a hedge against changes in the value of the currencies in which they hold investments or in which they expect to pay expenses or pay for future purchases. The Fund may also engage in such transactions when they are economically appropriate for the reduction of risks inherent in their ongoing management.

     The use of these futures contracts is subject to risks similar to those involved in the use of options on foreign currencies and the use of any futures contract. The Fund's successful use of foreign currency futures contracts depends upon the Sub-Advisor's ability to predict the direction of currency exchange markets and political conditions. In addition, the correlation between movements in the price of futures contracts and the price of currencies being hedged is imperfect, and there is no assurance that liquid markets will exist for any particular futures contract at any particular time. Those risks are discussed above more fully under "Options on Foreign Currencies" and "Stock Index Futures Contracts."

27. Options on Futures Contracts. The Funds may, to the extent permitted by applicable regulations, enter into certain transactions involving options on futures contracts. An option on a futures contract gives the purchaser or holder the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accomplished by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract, on exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. As an alternative to exercise, the holder or writer of an option may terminate a position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. The Funds intend to utilize options on futures contracts for the same purposes that they intend to use the underlying futures contracts.

     Options on futures contracts are subject to risks similar to those described above with respect to options and futures contracts. There is also the risk of imperfect correlation between the option and the underlying futures contract. If there were no liquid secondary market for a particular option on a futures contract, a Fund might have to exercise an option it held in order to realize any profit and might continue to be obligated under an option it had written until the option expired or was exercised. If the Fund were unable to close out an option it had written on a futures contract, it would continue to be required to maintain initial margin and make variation margin payments with respect to the option position until the option expired or was exercised against the Fund.

     The Funds will not purchase a put or call option or option on a futures contract if, as a result, the aggregate premiums paid on all options or options on futures contracts held by the Fund would exceed 20% of its net assets. In addition, a Fund will not enter into any futures contract or option on a futures contract if, as a result, the aggregate margin deposits and premiums required on all such instruments would exceed 5% of the Fund's net assets.

28. Forward Foreign Currency Exchange Contracts. (International Fund Only) The Fund may enter into forward foreign currency exchange contracts ("forward contracts") in several circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security that it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be.

     By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when the Sub-Advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Fund will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the securities or other assets denominated in that currency held by the Fund.

     Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Sub-Advisor believes that it is important to have the flexibility to enter into forward contracts when it is determined that the best interests of the Fund will thereby be served. The Fund's custodian will place cash or liquid, high-grade equity or debt securities into a segregated account of the portfolio in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

     The Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. However, there is no assurance that liquid markets will exist for any particular forward contract at any particular time or that the Fund will be able to effect a closing or "offsetting" transaction. Forward contracts are subject to other risks described in "Special Risks of Foreign Investments and Foreign Currency Transactions."

     It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

     If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     The Fund's dealing in forward contracts will be limited to the transactions described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. It also should be realized that this method of protecting the value of the portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities that are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might result should the value of such currency increase.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, incurring the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

29. Unseasoned Issuers. The Funds may invest in securities of unseasoned issuers. Unseasoned issuers are those companies which, together with any predecessors, have been in operation for less than three years.

30. Indexed Securities. The Funds may invest in securities whose performance and principal amount at maturity are linked to a specified equity security or securities index. The value of an indexed security is determined by reference to a specific equity instrument or statistic. The performance of indexed securities depends largely on the performance of the securities or indices to which they are indexed, but such securities are subject to credit risks associated with the issuer of the security. Indexed securities may also be more volatile than their underlying instruments.


INTERMEDIATE-TERM U.S. TREASURY FUND, GNMA FUND, HIGH-YIELD FUND AND MANAGED BOND FUND

The Intermediate-Term U.S. Treasury Fund, GNMA Fund, High-Yield Fund and Managed Bond Fund may make the following investments, among others, although they may not buy all of the types of securities that are described.

1. Direct Obligations of the U.S. Treasury such as U.S. Treasury Bills, Notes and Bonds. The Intermediate-Term Treasury Fund and the Managed Bond Fund also invest in stripped securities that are direct obligations of the U.S. Treasury. Direct obligations of the U.S. Treasury are supported by the full faith and credit of the U.S. government.

2. Other U.S. Government Securities, including (a) securities supported by the full faith and credit of the U.S. government but that are not direct obligations of the U.S. Treasury, such as securities issued by the Government National Mortgage Association ("GNMA"); (b) securities that are not supported by the full faith and credit of the U.S. government but are supported by the issuer's ability to borrow from the U.S. Treasury, such as securities issued by the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Bank ("FHLB") and the Federal Home Loan Mortgage Corporation ("FHLMC"); and (c) securities supported solely by the creditworthiness of the issuer, such as securities issued by the Tennessee Valley Authority ("TVA"). While U.S. Government securities are considered to be of the highest credit quality available, they are subject to the same market risks as comparable debt securities.

3. Corporate Debt Securities (Intermediate-Term U.S. Treasury Fund, GNMA Fund and Managed Bond Fund Only). The Funds may invest in corporate debt securities which at the time of purchase are rated in the top three grades (A or higher) by either Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services, a division of The McGraw Hill Companies, Inc. ("S&P") or Fitch IBCA, Inc. ("Fitch"), or, if unrated, determined by SAM to be of comparable quality to such rated debt securities. In addition to reviewing ratings, SAM will analyze the quality of rated and unrated corporate bonds for purchase by the Fund by evaluating various factors that may include the issuer's capital structure, earnings power and quality of management.

4. Repurchase Agreements. See the description of such securities under "Additional Investment Information -- Stock Funds". The Managed Bond Fund will invest no more than 5% of its total assets in repurchase agreements, and will not purchase repurchase agreements that mature in more than seven days.

5. When-Issued or Delayed-Delivery Securities. See the description of such securities under "Additional Investment Information -- Stock Funds".

6. Yankee Debt Securities and Eurodollar Bonds. The High-Yield Fund may invest in Yankee sector debt securities. Yankee debt securities are securities issued in the U.S. by foreign issuers. These bonds involve investment risks that are different from those of domestic issuers. Such risks may include nationalization of the issuer, confiscatory taxation by the foreign government, establishment of controls by the foreign government that would inhibit the ability of the issuer to make principal and interest payments to a Fund, lack of comparable publicly available information concerning foreign issuers, lack of comparable accounting and auditing practices in foreign countries and finally, difficulty in enforcing claims against foreign issuers in the event of default.

     Both S&P and Moody's rate Yankee sector debt obligations. If a debt obligation is unrated, SAM will make every effort to analyze potential investments in foreign issuers on the same basis as the rating services analyze domestic issuers. Because public information is not always comparable to that available on domestic issuers, this may not be possible. Therefore, while SAM will make every effort to select investments in foreign securities on the same basis relative to quality and risk as its investments in domestic securities, that may not always be possible. Eurodollar bonds are bonds issued by either U.S. or foreign issuers that are traded in the European bond markets and denominated in U.S. dollars. Eurodollar bonds issued by foreign issuers are subject to the same risks as Yankee sector bonds. Additionally, Eurodollar bonds are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders.

7. Short-Term Investing. The Funds may invest for short-term purposes when SAM believes such action to be desirable and consistent with sound investment practices. No Fund, however, will engage primarily in trading for the purpose of short-term profits. A Fund may dispose of its securities whenever SAM deems advisable, without regard to the length of time the securities have been held. See the description of such securities under "Additional Investment Information--Stock Funds."

8. Restricted Securities and Rule 144A Securities (Intermediate-Term U.S. Treasury Fund, GNMA Fund, High-Yield Fund Only). See the description of such securities under "Additional Investment Information--Stock
     Funds."

9. Mortgage-Backed Securities. The mortgage-backed securities in which the Funds may invest represent ownership in a pool of mortgage loans or securities collateralized by pools of mortgage loans. Each mortgage loan in the pool is either insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Once approved by GNMA, the timely payment of principal and interest by each mortgage pool is guaranteed by GNMA. The GNMA guarantee represents a general obligation of the U.S. Treasury. GNMA securities include "modified pass-through" securities or collateralized mortgage obligations ("CMOs"). Modified pass-through securities "pass through" to their holders the scheduled monthly interest and principal payments relating to mortgage loans in the pool. CMOs are securities collateralized by a portfolio of mortgage loans or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal of the underlying collateral or a combination thereof. The Funds may purchase CMOs that are interests in real estate mortgage investment conduits ("REMICs") sponsored by GNMA. Unlike conventional bonds, the principal with respect to mortgage-backed securities is paid back over the life of the loan rather than at maturity. Consequently, the Fund will receive monthly scheduled payments of both principal and interest. In addition, the Fund may receive unscheduled principal payments representing unscheduled prepayments on the underlying mortgages. Since the Fund must reinvest scheduled and unscheduled principal payments at prevailing interest rates and such interest rates may be higher or lower than the current yield of the Fund's portfolio, mortgage-backed securities may not be an effective means to lock in long-term interest rates. In addition, while prices of mortgage-backed securities, like conventional bonds, are inversely affected by changes in interest rate levels, because of the likelihood of increased prepayments of mortgages in times of declining interest rates, they have less potential for capital appreciation than comparable fixed-income securities and may in fact decrease in value when interest rates fall.

     The rate of interest payable on collateralized mortgage obligation ("CMO") classes may be set at levels that are either above or below market rates at the time of issuance, so that the securities will be sold at a substantial premium to, or at a discount from, par value. There is the risk that the Fund may fail to recover any premium it pays due to market conditions and/or mortgage prepayments. The Fund will not invest in interest-only or principal-only classes -- such investments are extremely sensitive to changes in interest rates.


     Some CMO classes are structured to pay interest at rates that are adjusted in accordance with a formula, such as a multiple or fraction of the change in a specified interest rate index, so as to pay at a rate that will be attractive in certain interest rate environments but not in others. For example, a CMO may be structured so that its yield moves in the same direction as market interest rates - i.e., the yield may increase as rates increase and decrease as rates decrease - but may do so more rapidly or to a greater degree. Other CMO classes may be structured to pay floating interest rates that either move in the same direction or the opposite of short-term interest rates. The market value of such securities may be more volatile than that of a fixed rate obligation. Such interest rate formulas may be combined with other CMO characteristics.

10. Other Collateralized Mortgage Obligations. Obligations issued by the U.S. government or one of its agencies or instrumentalities (such as FNMA or FHLMC) or by private issuers which are collateralized by securities issued by the U.S. government or one of its agencies or instrumentalities (such as FNMA or FHLMC). CMOs are securities collateralized by a portfolio of mortgages or mortgage-backed securities. The issuer's obligation to make interest and principal payments on the CMO is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series that have different maturities and that may represent interests in some or all of the interest or principal of the underlying collateral or a combination thereof.

11. Asset-Backed Securities. Asset-backed securities represent interests in, or are secured by and payable from, pools of assets such as (but not limited to) consumer loans, automobile receivable securities, credit card receivable securities, and installment loan contracts. These securities may be pass-through certificates, which are similar to mortgage-backed securities, or they may be asset-backed commercial paper, which is issued by a special purpose entity organized solely to issue the commercial paper and to purchase interests in the assets. The assets underlying the securities are securitized through the use of trusts and special purpose corporations. Like mortgage-backed securities, asset-backed securities are subject to prepayment risks, which may reduce the overall return on the investment. Payment of interest and principal ultimately depends upon borrowers paying the underlying loans. These securities may be supported by credit enhancements such as letters of credit. The credit quality of these securities depends upon the quality of the underlying assets and the level of credit enhancements, such as letters of credit, provided. Payment of interest and principal ultimately depends upon borrowers paying the underlying loans. There is the risk that one or more of the underlying borrowers may default and that recovery on the repossessed collateral may be unavailable or inadequate to support payments on the defaulted securities. Repossessed collateral may be unavailable or inadequate to support payments on defaulted asset-backed securities. In addition, asset-backed securities are subject to prepayment risks which may reduce the overall return of the investment. Automobile receivable securities represent undivided fractional interests in a trust whose assets consist of a pool of automobile retail installment sales contracts and security interests in vehicles securing the contracts. Payments of principal and interest on the certificates issued by the automobile receivable trust are passed through periodically to certificate holders and are generally guaranteed up to specified amounts by a letter of credit issued by a financial institution. Certificate holders may experience delays in payments or losses if the full amounts due on the underlying installment sales contracts are not realized by the trust because of factors such as unanticipated legal or administrative costs of enforcing the contracts, or depreciation, damage or loss of the vehicles securing the contracts.

     Credit card receivable securities are backed by receivables from revolving credit card accounts. Certificates issued by credit card receivable trusts generally are pass-through securities. Competitive and general economic factors and an accelerated cardholder payment rate can adversely affect the rate at which new receivables are credited to an account, potentially shortening the expected weighted average life of the credit card receivable security and reducing its yield. Credit card accounts are unsecured obligations of the cardholder.

12. Zero Coupon Bonds. Zero coupon bonds are purchased at a discount without scheduled interest payments. Because zero coupon bonds do not pay current interest, their prices can be very volatile when interest rates change. In calculating its dividends, the Managed Bond Fund accrues as income a portion of the difference between the purchase price and the face value of each zero coupon bond it holds.

     The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury bond and selling them as individual securities.

13. Cash or High-Quality, Short-Term Securities Issued by an Agency or Instrumentality of the U.S. Government, High-Quality Commercial Paper, Certificates of Deposit, Shares of No-Load, Open-End Money Market Funds or Repurchase Agreements. A Fund may purchase these short-term securities as a cash management technique under those circumstances where it has cash to manage for a short time period, for example, after receiving proceeds from the sale of securities, interest payments or dividend distributions from portfolio securities or cash from the sale of Fund shares to investors. Interest earned from these short-term securities will be taxable to investors as ordinary income when distributed.

14. High-Yield, Debt Securities (High-Yield Fund Only). The High-Yield Bond Fund may purchase debt and preferred stock issues (including convertible securities) which are below investment grade, i.e., rated lower than the top four grades by S&P, Moody's or Fitch, or, if not rated by these agencies, in the opinion of SAM, have credit characteristics comparable to such rated securities. Up to 25% of the Fund's total assets may be invested in such unrated securities. SAM will determine the quality of unrated obligations by evaluating the issuer's capital structure, earnings power and quality of management. Unrated securities may not be as attractive to as many investors as rated securities. In addition, the Fund may invest up to 5% of its total assets in securities which are in default. The Fund will purchase securities which are in default only when, in SAM's opinion, the potential for high yield outweighs the risk.

     While debt securities rated lower than investment grade generally lack characteristics of a desirable investment, they normally offer a current yield or yield-to-maturity which is significantly higher than the yield available from securities rated as investment grade. These securities are speculative and involve greater investment risks due to the issuers' reduced creditworthiness and increased likelihood of default and bankruptcy. In addition, these securities are frequently subordinated to senior securities.

     Yields on high-yield, debt securities will fluctuate over time. During periods of economic uncertainty or change, the market prices of high-yield, fixed-income securities may experience increased volatility, which may in turn cause the net asset value per share of the High-Yield Fund to be volatile. Lower-quality, debt securities tend to reflect short-term economic and corporate developments to a grater extent than higher-quality securities which primarily react to fluctuations in interest rates. Economic downturns or increases in interest rates can significantly affect the market for high-yield, debt securities and the ability of issuers to timely repay principal and interest, increasing the likelihood of defaults. Lower-quality securities include debt obligations issued as a part of capital restructurings, such as corporate takeovers or buyouts. Capital restructurings generally involve the issuance of additional debt on terms different from any current outstanding debt. As a result, the issuer of the debt is more highly leveraged. During an economic downturn or period of rising interest rates, a highly-leveraged issuer may experience financial difficulties which adversely affect its ability to make principal and interest payments, meet projected business goals and obtain additional financing. In addition, the issuer will depend on its cash flow and may depend, especially in the context of corporate takeovers, on a sale of its assets to service debt. Failure to realize projected cash flows or asset sales may seriously impair the issuer's ability to service this greater debt load, which in turn might cause the Fund to lose all or part of its investment in that security. SAM will seek to minimize these additional risks through diversification, careful assessment of the issuer's financial structure, business plan and management team following any restructuring, and close monitoring of the issuer's progress toward its financial goals.

15. Debt Securities with Equity Features (High-Yield Fund Only). The Fund may acquire these securities when comparable in yield and risk to debt securities without equity features, but only when acquired as a result of unit offerings which carry an equity element such as common stock, rights or other equity securities. The Fund will hold these common stocks, rights or other equity securities until SAM determines that, in its opinion, the optimal time for sale of the equity security has been reached.

16. Payment-in Kind (High-Yield Fund Only). The High-Yield Fund may hold "payment-in-kind" fixed-income securities. Payment-in-kind securities receive interest paid in additional securities rather than cash. The Fund accrues income on these securities but does not receive cash interest payments until maturity or payment date. The Fund intends to distribute substantially all of its income to its shareholders so that it can be treated as a regulated investment company under the federal tax law (see "Tax Information"). As a result, if its cash position is depleted, the Fund may have to sell securities under disadvantageous circumstances to obtain enough cash to meet its distribution requirement. However, SAM does not expect non-cash income to materially affect the Fund's operations. Payment-in-kind securities are generally subject to greater price fluctuations due to changes in interest rates than those fixed-income securities paying cash interest on a schedule until maturity.

17. Liquidity and Valuation (High-Yield Fund Only). The liquidity and price of high-yield, debt securities can be affected by a number of factors, including investor perceptions and adverse publicity regarding major issuers, underwriters or dealers of lower-quality corporate obligations. These effects can be particularly pronounced in a thinly traded market with few participants and may adversely impact the High-Yield Fund's ability to dispose of its securities as well as make valuation of securities more difficult. Because there tend to be fewer investors in lower-rated, fixed-income securities, it may be difficult for the Fund to sell these securities at an optimum time. Consequently, lower-rated securities are subject to more price changes, fluctuations in yield and risk to principal and income than higher-rated securities of the same maturity. Judgment plays a greater role in the valuation of thinly-traded securities.

     The Managed Bond Fund may retain debt securities which are downgraded to below investment grade (commonly referred to as "high yield" or "junk" bonds) after purchase. In the event that due to a downgrade of one or more debt securities an amount in excess of 5% of the Fund's net assets is held in securities rated below investment grade, SAM will engage in an orderly disposition of such securities to the extent necessary to reduce the Fund's holdings of such securities to no more than 5% of the Fund's net assets. In addition to reviewing ratings, SAM may analyze the quality of rated and unrated debt securities purchased for the Managed Bond Fund by evaluating the issuer's capital structure, earnings power, quality of management, and position within its industry. See "Description of Ratings" for a description of debt securities ratings.

18. Municipal Securities (High-Yield and Managed Bond Funds Only). The Funds may invest in obligations of, or guaranteed by, the U.S Government, its agencies or instrumentalities, or in debt securities which are rated in the four highest grades assigned by Moody's, S&P or Fitch during market conditions which, in the opinion of SAM, are unfavorable for satisfactory market performance by lower-rated or unrated debt securities. The Funds may invest in higher-rated securities when changing economic conditions or other factors cause the difference in yield between lower-rated and higher-rated securities to narrow and SAM believes that the risk of loss of principal may be substantially reduced with a small reduction in yield.

19. Credit Ratings. Rating agencies evaluate the likelihood that an issuer will make principal and interest payments, but ratings may not reflect market value risks associated with lower-rated, fixed-income securities. Also, rating agencies may not timely revise ratings to reflect subsequent events affecting an issuer's ability to pay principal and interest. SAM uses S&P, Moody's and Fitch ratings as a preliminary indicator of investment quality. SAM will periodically research and analyze each issue (whether rated or unrated) and evaluate such factors as the issuer's interest or dividend coverage, asset coverage, earnings prospects, and managerial strength. This analysis will help SAM to determine if the issuer has sufficient cash flow and profits to meet required principal and interest payments and to monitor the liquidity of the issue. Achievement of a Fund's investment objective will be more dependent on SAM's credit analysis of bonds rated below the three highest rating categories than would be the case were the Fund to invest in higher-quality debt securities. This is particularly true for the High-Yield Fund.

INTERMEDIATE-TERM MUNICIPAL BOND FUND, INSURED MUNICIPAL BOND FUND, MUNICIPAL BOND FUND, AND CALIFORNIA TAX-FREE INCOME FUND

Each Tax-Exempt Bond Fund may make the following investments, among others, although they may not buy all of the types of securities that are described.

1. Municipal Bonds. Each Fund may invest up to 20% of its total assets in unrated municipal bonds. Unrated securities are not necessarily lower in quality than rated securities, but may not be as attractive to as many investors as rated securities. Each Fund will invest no more than 33% of its total assets in municipal bonds rated in the fourth highest grade or in comparable unrated bonds. Such bonds are of medium grade, have speculative characteristics and are more likely to have a weakened capacity to make principal and interest payments under changing economic conditions or upon deterioration in the financial condition of the issuer.

     After purchase by a Fund, a municipal bond may be downgraded to below investment grade or, if unrated, may cease to be comparable to a rated investment grade security (such below investment grade securities are commonly referred to as "high yield" or "junk" bonds). Neither event will require a Fund to dispose of that security, but SAM will take a downgrade or loss of comparability into account in determining whether the Fund should continue to hold the security in its portfolio. Each Fund will not hold more than 5% of its net assets in such below investment grade securities.

     The term "municipal bonds" as used in this Statement of Additional Information means those obligations issued by or on behalf of states, territories, or possessions of the United States and the District of Columbia and their political subdivisions, municipalities, agencies, instrumentalities, or public authorities, the interest on which in the opinion of bond counsel is exempt from federal income tax, and in the case of the California Fund, exempt from California personal income tax.

     Revenue Bonds, which are "limited obligation" bonds that provide financing for specific projects or public facilities. These bonds are backed by revenues generated by a particular project or facility or by a special tax. A "resource recovery bond" is a type of revenue bond issued to build waste facilities or plants. An "industrial development bond" is a type of revenue bond that is backed by the credit of a private issuer, generally does not have access to the resources of a municipality for payment and may involve greater risk. Each Fund intends to invest primarily in revenue bonds that may be issued to finance various types of projects, including but not limited to education, hospitals, housing, waste and utilities. Each Fund will not purchase private activity bonds or any other type of revenue bonds, the interest on which is subject to the alternative minimum tax.

     General Obligation Bonds, which are bonds that provide general purpose financing for state and local governments and are backed by the taxing power of the state and local government as the case may be. The taxes or special assessments that can be levied for the payment of principal and interest on general obligation bonds may be limited or unlimited as to rate or amount.

     Variable and Floating Rate Obligations, which are municipal obligations that carry variable or floating rates of interest. Variable rate instruments bear interest at rates that are readjusted at periodic intervals. Floating rate instruments bear interest at rates that vary automatically with changes in specified market rates or indexes, such as the bank prime rate. Accordingly, as interest rates fluctuate, the potential for capital appreciation or depreciation of these obligations is less than for fixed rate obligations. Floating and variable rate obligations carry demand features that permit a Fund to tender (sell) them back to the issuer at par prior to maturity and on short notice. A Fund's ability to obtain payment from the issuer at par may be affected by events occurring between the date the Fund elects to tender the obligation to the issuer and the date redemption proceeds are payable to the Fund. A Fund will purchase floating and variable rate obligations only if at the time of purchase there is a secondary market for such instruments. For purposes of calculating average dollar-weighted maturity, the Intermediate Municipal Fund will treat variable and floating rate obligations as having a maturity equal to the period remaining until the date the Fund can next exercise the demand feature by selling the security back to the issuer.

     Put Bonds, which are municipal bonds that give the holder the unconditional right to sell the bond back to the issuer at a specified price and exercise date and put bonds with demand features. The obligation to purchase the bond on the exercise date may be supported by a letter of credit or other arrangement from a bank, insurance company or other financial institution, the credit standing of which affects the credit quality of the bond. A demand feature is a put that entitles the Fund holding it to repayment of the principal amount of the underlying security on no more than 30 days' notice at any time or at specified intervals.

     Municipal Lease Obligations, which are issued by or on behalf of state or local government authorities to acquire land, equipment or facilities and may be subject to annual budget appropriations. These obligations themselves are not normally backed by the credit of the municipality or the state but are secured by rent payments made by the municipality or by the state pursuant to a lease. If the lease is assigned, the interest on the obligation may become taxable. The leases underlying certain municipal lease obligations provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the lease property, there is substantial interference with the lessee's use or occupancy of such property. This "abatement risk" may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements such as letters of credit. Certain municipal lease obligations also contain "non-appropriation" clauses that provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Some municipal lease obligations of this type are insured as to timely payment of principal and interest, even in the event of a failure by the municipality to appropriate sufficient funds to make payments under the lease. However, in the case of an uninsured municipal lease obligation, a Fund's ability to recover under the lease in the event of a non-appropriation or default will be limited solely to the repossession of leased property without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult. If rent is abated because of damage to the leased property or if the lease is terminated because monies are not appropriated for the following year's lease payments, the issuer may default on the obligation causing a loss to a Fund. A Fund will invest in only those municipal lease obligations that are, in the opinion of SAM, liquid securities under guidelines adopted by the Trust's Board of Trustees. Generally, municipal lease obligations will be determined to be liquid if they have a readily available market after an evaluation of all relevant factors.

     Certificates of Participation in municipal lease obligations, which are certificates issued by state or local governments that entitle the holder of the certificate to a proportionate interest in the lease purchase payments made. A Fund will only invest in those COPs that are, in the opinion of SAM, liquid securities under guidelines adopted by the Trust's Board of Trustees. Generally, COPs will be determined to be liquid if they have a readily available market after an evaluation of all relevant factors.

     Participation Interests, which are interests in municipal bonds and floating and variable rate obligations that are owned by banks. These interests carry a demand feature that permits a Fund holding an interest to tender (sell) it back to the bank. Generally, the bank will accept tender of the participation interest with same day notice, but may require up to five days' notice. The demand feature is usually backed by an irrevocable letter of credit or guarantee of the bank. The credit rating of the bank may affect the credit quality of the participation interest.

     Municipal Notes, which are notes generally issued by an issuer to provide for short-term capital needs and generally have maturities of one year or less. A Fund may purchase municipal notes as a medium for its short-term investments, the interest on which will not be subject to federal income tax when distributed to the Fund's shareholders. Notes include tax anticipation, revenue anticipation and bond anticipation notes and tax-exempt commercial paper. A Fund will invest only in those municipal notes that at the time of purchase are rated within one of the three highest grades by Moody's or S&P or, if unrated by any of these agencies, in the opinion of SAM, are of comparable quality.

2. Shares of No-Load, Open-End Investment Companies that Invest in Tax-Exempt Securities With Remaining Maturities of One Year or Less. Such shares will be purchased only as a medium for a Fund's short-term investments if SAM determines that they provide a better combination of yield and liquidity than a direct investment in short-term, tax-exempt securities.

3. Repurchase Agreements. See the description of such securities under "Additional Investment Information -- Stock Funds."

4. When-Issued or Delayed-Delivery Securities. See the description of such securities under "Additional Investment Information -- Stock Funds."

5. Illiquid Securities. See the description of such securities under "Additional Investment Information -- Stock Funds."

6. Cash or High Quality, Short-Term Securities Issued by an Agency or Instrumentality of the U.S. Government, High-Quality Commercial Paper, Certificates of Deposit and Shares of No-Load, Open-End Money Market Funds. A Fund may purchase these short-term securities as a cash management technique under those circumstances where it has cash to manage for a short time period, for example, after receiving proceeds from the sale of securities, dividend distributions from portfolio securities, or cash from the sale of Fund shares to investors. Interest earned from these short-term securities will be taxable to investors as ordinary income when distributed.

7. Short-Term Investments. Each Fund may invest for short-term purposes when SAM believes such action to be desirable and consistent with sound investment practices. Each Fund, however, will not engage primarily in trading for the purpose of short-term profits. A Fund may dispose of its portfolio securities whenever SAM deems advisable without regard to the length of time the securities have been held. The portfolio turnover rate is not expected to exceed 70%.

MONEY MARKET FUNDS

Quality and Maturity. Pursuant to procedures adopted by the Money Market Trust's Board of Trustees, the Money Market Fund and Tax-Free Money Market Fund may purchase only high-quality securities that SAM believes present minimal credit risks. To be considered high quality, a security must be rated, or the issuer must have received a rating for a comparable short-term security, in accordance with applicable rules in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security); or, if unrated, the security must be judged by SAM to be of equivalent quality.

High-quality securities are divided into "first tier" and "second tier" securities. First tier securities are those deemed to be in the highest rating category (E.G., A-1 by S&P) and second tier securities are those deemed to be in the second highest rating category (E.G., A-2 by S&P).

The Money Market Fund may not invest more than 5% of its total assets in second tier securities. In addition, the Money Market Fund may not invest more than 1% of its total assets or $1 million (whichever is greater) in the second tier securities of a single issuer.

The Money Market Funds currently intend to limit their investments to securities with remaining maturities of 397 days or less, and to maintain a dollar-weighted average maturity of 90 days or less. When determining the maturity of a security, a Fund may look to an interest rate reset or demand feature.

A security is considered to be rated if either the security itself is assigned a rating or the issuer is assigned a rating for comparable short-term debt obligations. Alternatively, a security (whether or not rated) with an unconditional demand feature (as defined in Rule 2a-7) may be considered to be rated if the demand feature or its issuer has been assigned a rating. See "Description of Ratings" for further explanation of rating categories.

The Money Market Funds may make the following investments, among others, although they may not buy all of the types of securities that are described.

1. Repurchase Agreements. In a repurchase agreement, the Fund buys securities at one price and simultaneously agrees to sell them back at a higher price. Delays or losses could result if the counterparty to the agreement defaults or becomes insolvent.

2. Variable and Floating Rate Instruments. Issuers of floating or variable rate notes include, but are not limited to, corporations, partnerships, special purpose entities, the U.S.

   government, its agencies and instrumentalities, and municipalities. The interest rates on variable rate instruments reset periodically on specified dates so as to cause the instruments' market value to approximate their par value. The interest rates on floating rate instruments change whenever there is a change in a designated benchmark rate. Variable and floating rate instruments may have optional or mandatory put features. In the case of a mandatory put feature, the Fund would be required to act to keep the instrument.

3. Other Floating and Variable Rate Securities. Securities collateralized by a portfolio of municipal bonds which are divided into classes. The Fund will purchase only classes of such securities which provide for floating rates and which can be put back to a liquidity provider (generally at par) on a fixed date.

4. Restricted Securities and Rule 144A Securities. The Money Market Fund may invest in restricted securities eligible for resale under Rule 144A under the 1933 Act and commercial paper sold pursuant to Section 4(2) of the 1933 Act, provided that SAM had determined that such securities are liquid under guidelines adopted by the Board of Trustees. See the description of Rule 144A Securities under "Additional Investment Information -- Stock Funds." Section 4(2) of the 1933 Act exempts securities sold by the issuer in private transactions from the 1933 Act's registration requirements. Because Section 4(2) paper is a restricted security, investing in Section 4(2) paper could have the effect of decreasing the liquidity of the Fund's portfolio to the extent that buyers, for a time, become unwilling to purchase the securities.

5. Commercial Paper Obligations. Commercial paper is a short-term instrument issued by corporations, financial institutions, governmental entities and other entities, and may include funding agreements, and other short-term debt obligations. The principal risk associated with commercial paper is the potential insolvency of the issuer. In addition to commercial paper obligations of domestic corporations, the Fund may also purchase dollar-denominated commercial paper issued in the U.S. by foreign entities.

   While investments in foreign obligations are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability) and the potentially adverse effects of unavailability of public information regarding issuers, reduced governmental supervision of markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial standards or the application of standards that are different or less stringent than those applied in the U.S. A Fund will purchase commercial paper issued by foreign entities only if, in the opinion of SAM, it is of an investment quality comparable to other obligations that may be purchased by the Fund.

6. Tax-Exempt Commercial Paper (Tax-Free Money Market Fund Only). These are short-term securities issued by states, municipalities and their agencies. Tax-exempt commercial paper may be structured similarly to put bonds with credit enhancements, long nominal maturities, and mandatory put dates, which are agreed upon by the buyer and the seller at the time of purchase. The put date acts as a maturity date for the security, and generally will be shorter than the maturities of Project Notes (PNs), BANs, RANs or TANs. There is a limited secondary market for issues of tax-exempt commercial paper.

7. Illiquid Securities. See the description of such securities under "Additional Investment Information -- Stock Funds.

8. Securities Issued by Banks and Other Issuers. Investments may be made in U.S. dollar-denominated time deposits, certificates of deposit, and bankers' acceptances of U.S. banks and their branches located outside of the United States, U.S. branches and agencies of foreign banks, and foreign branches of foreign banks. The Funds may also invest in U.S. dollar-denominated securities issued or guaranteed by other U.S. or foreign issuers, including U.S. and foreign corporations or other business organizations, foreign governments, foreign government agencies or instrumentalities, and U.S. and foreign financial institutions, including savings and loan institutions, insurance companies and mortgage bankers, as well as banks.

     The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation. Payment of interest and principal on these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidence of ownership of portfolio securities may be held outside of the U.S. and the Funds may be subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing the establishment and operation of U.S. branches do not apply to foreign branches of U.S. banks. Obligations of U.S. branches and agencies of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation, as well as by governmental action in the country in which the foreign bank has its head office.

9. When-Issued or Delayed-Delivery Securities. See the description of such securities under "Additional Investment Information -- Stock Funds."

10. Mortgage-Backed Securities (Money Market Fund Only). See the description of such securities under "Additional Investment Information--Intermediate-Term U.S. Treasury Fund, GNMA Fund, High-Yield Fund, and Managed Bond Fund."

11. Asset-Backed Securities (Money Market Fund Only). See the description of such securities under "Additional Investment Information--Intermediate-Term U.S. Treasury Fund, GNMA Fund, High-Yield Fund, and Managed Bond Fund."

12. U.S. Government Securities. U.S. government securities include (a) direct obligations of the U.S. Treasury, (b) securities supported by the full faith and credit of the U.S. government but that are not direct obligations of the U.S. Treasury, (c) securities that are not supported by the full faith and credit of the U.S. government but are supported by the issuer's ability to borrow from the U.S. Treasury such as securities issued by the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Bank ("FHLB") and the Federal Home Loan Mortgage Corporation ("FHLMC"), and (d) securities supported solely by the creditworthiness of the issuer, such as securities issued by the Tennessee Valley Authority ("TVA").

13. Corporate Obligations such as Publicly Traded Bonds, Debentures and Notes (Money Market Fund Only). The securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity.

14. Yankee Debt Securities and Eurodollar Bonds (Money Market Fund Only). See the description of such securities under "Additional Investment Information - Intermediate-Term U.S. Treasury Fund, GNMA Fund, High-Yield Fund and Managed Bond Fund.

15. Municipal Bonds (Tax-Free Money Market Fund Only). Municipal bonds are issued to raise longer-term capital but, when purchased by the Tax-Free Money Market Fund, will have thirteen (13) months or less remaining until maturity or will have a variable or floating rate of interest. These issues may be either general obligation bonds or revenue bonds, and may include the following:

     Bond Anticipation Notes (BANs). These notes are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet the obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

     Tax Anticipation Notes (TANs). These notes are issued by state and local governments to finance their current operations. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

     Revenue Anticipation Notes (RANs). These notes are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of project revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

     Variable and Floating Rate Instruments. Certain municipal obligations may carry variable or floating rates of interest. Variable rate instruments bear interest at rates that are readjusted at periodic intervals so as to cause the instruments' market value to approximate their par value. Floating rate instruments bear interest at rates which vary automatically with changes in specified market rates or indices, such as the bank prime rate. The Fund's right to obtain payment at par on a demand instrument upon demand could be affected by events occurring between the date the Fund elects to redeem the instrument and the date redemption proceeds are due which affect the ability of the issuer to pay the instrument at par value.

16. Term Put Bonds. Term put bonds are variable rate obligations which have a maturity in excess of one year with the option to put back (sell back) the bonds on a specified put date. On the put date, the interest rate of the bond is reset according to current market conditions and accrues at the reset rate until the next put date. The Fund may also hold mandatory put bonds. Mandatory put bonds require the holder to take certain action to retain the bonds. Put bonds are generally credit-enhanced by collateral, guaranteed investment contracts, surety bonds, a letter of credit or insurance which guarantees the payment of principal and interest.

17. Shares of No-Load, Open-End Investment Companies That Invest in Tax-Exempt Securities With Remaining Maturities of Thirteen Months or Less (Tax-Free Money Market Fund Only). Such shares will be purchased only if SAM determines that they provide a better combination of yield and liquidity than a direct investment in short-term, tax-exempt securities.

SPECIAL INVESTMENT RISKS
------------------------

BELOW INVESTMENT GRADE BONDS:

The Dividend Income, Small Company and High-Yield Funds may invest in, and the other Funds as a result of downgrades may own, below investment grade bonds. Below investment grade bonds are speculative and involve greater investment risks than investment grade bonds due to the issuer's reduced creditworthiness and increased likelihood of default and bankruptcy. During period of economic uncertainty or change, the market prices of below investment grade bonds may experience increased volatility. Below investment grade bonds tend to reflect short-term economic and corporate developments to a greater extent than higher quality bonds.

Below investment grade bonds (commonly referred to as "high-yield" or "junk" bonds) have certain additional risks associated with them. Yields on below investment grade bonds will fluctuate over time. These bonds tend to reflect short-term economic and corporate developments to a greater extent than higher quality bonds that primarily react to fluctuations in interest rates. During an economic downturn or period of rising interest rates, issuers of below investment grade bonds may experience financial difficulties that adversely affect their ability to make principal and interest payments, meet projected business goals and obtain additional financing. In addition, issuers often rely on cash flow to service debt. Failure to realize projected cash flows may seriously impair the issuer's ability to service its debt load that in turn might cause a Fund to lose all or part of its investment in that security. SAM will seek to minimize these additional risks through diversification, careful assessment of the issuer's financial structure, business plan and management team and monitoring of the issuer's progress toward its financial goals.

The liquidity and price of below investment grade bonds can be affected by a number of factors, including investor perceptions and adverse publicity regarding major issues, underwriters or dealers of lower-quality corporate obligations. These effects can be particularly pronounced in a thinly-traded market with few participants and may adversely impact a Fund's ability to dispose of the bonds as well as make valuation of the bonds more difficult.

Because there tend to be fewer investors in below investment grade bonds, it may be difficult for a Fund to sell these securities at an optimum time. Consequently, these bonds may be subject to more price changes, fluctuations in yield and risk to principal and income than higher-rated bonds of the same maturity.

Credit ratings evaluate the likelihood that an issuer will make principal and interest payments, but may not reflect market value risks associated with lower-rated bonds. Credit rating agencies may not timely revise ratings to reflect subsequent events affecting an issuer's ability to pay principal and interest.

FOREIGN SECURITIES:

Investing in foreign companies and markets involves certain considerations, including those set forth below, that are not typically associated with investing in U.S. securities denominated in U.S. dollars and traded in U.S. markets. Foreign securities may not be registered under, nor may the issuers thereof be subject to the reporting requirements of, U.S. securities laws. Accordingly, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies are not generally subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies.

It is contemplated that most foreign securities will be purchased in over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. There is generally less governmental supervision and regulation of foreign stock exchanges, broker-dealers and issuers than in the United States.

In addition, with respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or social instability, or diplomatic developments that could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the

U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Because the International Fund invests primarily in foreign securities, it is subject to various risks in addition to those associated with U.S. investment. For example, the value of the International Fund depends in part upon currency values, the political and regulatory environments, and overall economic factors in the countries in which the Fund invests.

CURRENCY EXCHANGE RATES (International Fund):

The value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by fluctuations in currency rates and exchange control regulations (including actions by a foreign government to devalue its currency, thereby effecting a possibly substantial reduction in the U.S. dollar value of a Fund's investments in that country). The International Fund is authorized to employ certain hedging techniques to minimize this risk. However, to the extent such transactions do not fully protect the International Fund against adverse changes in exchange rates, decreases in the value of the currencies of the countries in which the Fund invests result in a corresponding decrease in the U.S. dollar value of the Fund's assets denominated in those currencies.
Further, the International Fund may incur costs in connection with conversions between various currencies. Foreign exchange dealers (including banks) realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer or bank normally will offer to sell a foreign currency to the International Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. Moreover, fluctuations in exchange rates may decrease or eliminate income available for distribution. For example, if certain realized foreign currency losses exceed other investment company taxable income (as described below under "Tax Information") during a taxable year, the International Fund would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized for federal income tax purposes as a return of capital to shareholders, rather than as ordinary dividends.

HEDGING TRANSACTIONS

Hedging transactions cannot eliminate all risks of loss to the Funds and may prevent a Fund from realizing some potential gains. The projection of short-term foreign currency (International Fund) and foreign market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Among the risks of hedging transactions are: incorrect prediction of the movement of currency exchange rates and market movements; imperfect correlation of currency movements in cross-hedges and indirect hedges; imperfect correlation in the price movements of options, futures contracts and options on future contracts with the assets on which they are based; lack of liquid secondary markets and inability to effect closing transactions; costs associated with effecting such transactions; inadequate disclosure and/or regulatory controls in certain markets; counterparty default with respect to transactions not executed on an exchange; trading restrictions imposed by governments, or securities and commodities exchanges; and governmental actions affecting the value or liquidity of currencies. Hedging transactions may be effected in foreign markets or on foreign exchanges and are subject to the same types of risks that affect foreign securities. See "Special Risks of Foreign Investments and Foreign Currency Transactions."

Indirect hedges and cross-hedges are more speculative than other hedges because they are not directly related to the position or transaction being hedged. With respect to indirect hedges, movements in the proxy currency may not precisely mirror movements in the currency in which portfolio securities are denominated. Accordingly, the potential gain or loss on an indirect hedge may be more or less than if the Fund had directly hedged a currency risk. Similar risks are associated with cross-hedge transactions. In a cross-hedge, the foreign currency in which a portfolio security is denominated is hedged against another foreign currency, rather than the U.S. dollar. Cross-hedges may also create a greater risk of loss than other hedging transactions because they may involve hedging a currency risk through the U.S. dollar rather than directly to the U.S. dollar or another currency.

To help reduce certain risks associated with hedging transactions, the Common Stock Trust's Board of Trustees has adopted the requirement that forward contracts, options, futures contracts and options on futures contracts be used on behalf of the Funds to hedge investment risk and not for speculation. In addition, the Boards of Trustees have adopted the following percentage restrictions on the use of options, futures contracts and options on futures contracts:

(i) A Fund will not write a put or call option if, as a result thereof, the aggregate value of the assets underlying all such options (determined as of the date such options are written) would exceed 25% of the Fund's net assets.

(ii) A Fund will not purchase a put or call option or option on a futures contract if, as a result thereof, the aggregate premiums paid on all options or options on futures contracts held by the Fund would exceed 20% of the Fund's net assets.

(iii) A Fund will not enter into any futures contract or option on a futures contract if, as a result thereof, the aggregate margin deposits and premiums required on all such instruments would exceed 5% of the Fund's net assets.

GEOGRAPHICAL AND ISSUER SIZE LIMITATIONS:

Northwest Fund.  Since the Northwest Fund invests primarily in companies with
--------------
their principal executive offices located in the Northwest, the number of issuers whose securities are eligible for purchase is significantly less than many other mutual funds. Also, some companies whose securities are held in the Northwest Fund's portfolio may primarily distribute products or provide services in a specific locale or in the Northwest region. The long-term growth of these companies can be significantly affected by business trends in and the economic health of those areas. Other companies whose securities are held by the Northwest Fund may have a predominately national or partially international market for their products or services and are more likely to be impacted by national or international trends. As a result, the performance of the Northwest Fund may be influenced by business trends or economic conditions not only in a specific locale or in the Northwest region but also on a national or international level, depending on the companies whose securities are held in its portfolio at any particular time.

International Fund.  Because the International Fund invests primarily in foreign
------------------
securities, it is subject to various risks in addition to those associated with U.S. investment. For example, the value of the International Fund depends in part upon currency values, the political and regulatory environments, and overall economic factors in the countries in which the Fund invests. (SEE "SPECIAL INVESTMENT RISK -- Foreign Securities" below.)

Small Company Fund.  The Small Company Fund invests in small-sized companies
------------------
which involves greater risks than investment in larger, more established issuers, and such securities can be subject to more abrupt and erratic movements in price.

California Tax-Free Income Fund.  The following is a condensed and general
-------------------------------
description of conditions affecting the taxing ability and fiscal condition of the State of California and its various political subdivisions and their ability to meet their debt service obligations. Since during normal market conditions the California Tax-Free Income Fund ("California Fund") plans to invest at least 80% of its net assets in bonds issued by California and its political subdivisions, the investment risk of such concentration should be carefully considered. The description below summarizes discussions contained in official statements relating to various types of bonds issued by the State of California and its political subdivisions. A more detailed description can be found in such official statements. The California Fund has not independently verified any of the information presented in this section.

     The State of California. California's economy and the State's financial condition improved markedly during the fiscal years starting in 1995-96, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint. The accumulated budget deficit from the previous four recession years was finally eliminated. Moody's Investors Service, Standard & Poor's and Fitch IBCA, Inc. currently rate the State's general obligation bonds Aa3, AA-minus and AA-minus, respectively.

     The May 1999 Revision to the 1999-00 Governor's Budget reported that stronger than expected economic conditions in the State for the latter part of 1998 and into 1999 would produce total 1998-99 General Fund revenues of about $57.9 billion, almost $1.0 billion above the 1998 Budget estimates. The final 1999-00 Budget projects General Fund revenues and transfers of $63.0 billion and proposes General Fund expenditures of $63.7 billion. California generates about 70 percent of its revenues from a state personal income tax and a sales tax, and spends more than half of all revenues on education.

     Tax and Spending Limitations. The taxing powers of California public agencies are limited by Article XIII A of the State Constitution, added by an initiative amendment approved by voters on June 6, 1978, and commonly known as Proposition 13.

     Article XIII A limits the maximum ad valorem tax on real property to one percent of "full cash value" which is defined as "the County Assessor's valuation of real property as shown on the fiscal year 1975-76 tax bill under `full cash value' or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The full cash value may be adjusted annually to reflect inflation at a rate not to exceed two percent per year, or reduction in the consumer price index or comparable local data, or declining property value caused by damage, destruction, or other factors.

     The tax rate limitation referred to above does not apply to ad valorem taxes to pay the interest and redemption charges on any indebtedness approved by the voters before July 1, 1978 or any bonded indebtedness for the acquisition or improvement of real property approved by two-thirds of the votes cast by the voters voting on the proposition.

     Article XIII A also requires a two-thirds vote of the electors prior to the imposition of any special taxes and totally precludes the imposition of any new ad valorem taxes on real property or sales or transaction taxes on the sales of real property.

     Legislation adopted in 1979 exempts business inventories from taxation. However, the same legislation provides a formula for reimbursement by California to cities and counties, special districts and school districts for the amount of tax revenues lost by reason of such exemption or adjusted for changes in the population and the cost of living. Legislation adopted in 1980 provides for state reimbursements to redevelopment agencies to replace revenues lost due to the exemption of business inventories from taxation. Such legislation provides for restoration of business inventory tax revenues through the annual addition of artificial assessed value, not actually existing in a project area, to the tax rolls of redevelopment projects. These reimbursements are adjusted for changes in the population and the cost of living. All such reimbursements are subject to change or repeal by the Legislature, and they have been changed since 1980. Furthermore, current law generally prohibits the pledging of such reimbursement revenues to secure redevelopment agency bonds.

     Redevelopment agencies in California have no power to levy and collect taxes; hence, any decrease in property taxes or limitations in the amounts by which property taxes may increase adversely affects such agencies, which lack the inherent power to correct for such decreases or limitations.

     State and local government agencies in California and the State itself are subject to annual "appropriation limits" imposed by Article XIII B, an initiative constitutional amendment approved by the voters on November 6, 1979, which prohibits government agencies and the State from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues, certain State subventions and certain other funds, including proceeds from regulatory licenses, user revenues, certain State subventions and certain other funds to the extent that such proceeds exceed "the cost reasonably born by such entity in providing the regulation, product, or service." No limit is imposed on appropriation of funds which are not "proceeds of taxes," on debt service or indebtedness existing or authorized by January 1, 1979, or subsequently authorized by the voters, or appropriations required to comply with mandates of courts or the federal government, or user charges or fees which don't exceed the cost of the service provided, nor on certain other non-tax funds.

     By statute (which has been upheld by the California Court of Appeals), tax revenues allocated to redevelopment agencies are not "proceeds of taxes" within the meaning of Article XIII B, and the expenditure of such revenues is therefore not subject to the limitations under Article XIII B.

     The imposition of taxes by local agencies other than charter cities is further limited by the provisions of an initiative statute ("Proposition 62") approved by the voters on November 4, 1986. The statute (i) requires that any tax for general governmental purposes imposed by these local government entities be approved by resolution or ordinance adopted by two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity, (ii) requires that any special tax (defined as a tax levied for other than general governmental purposes) imposed by any of these local governmental entities be approved by a two-thirds vote of the voters within that jurisdiction, (iii) restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed, (iv) prohibits the imposition of ad valorem taxes on real property by these local governmental
                   -- -------
     entities except as permitted by Article XIII A, (v) prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governmental entities and (vi) requires that any tax imposed by a local governmental entity between May 1, 1985 and November 4, 1986 be ratified by a majority vote of the electorate within two years of the adoption of the initiative or be terminated by November 15, 1988.

     Subsequent decisions of California Courts of Appeal held that all or portions of the provisions of Proposition 62, including those requiring the submission of general fund tax measures to the electorate, are unconstitutional. However, on December 14, 1995, in the case of Santa
                                                                      -----
     Clara County Local Transportation Authority v. Guardino, the California
     -------------------------------------------------------
     Supreme Court upheld the constitutionality of Proposition 62. As a result, the annual revenues of any local government or district as shown in the general fund budget may have to be reduced in any year to the extent that they rely on the proceeds of any general tax adopted after May 1, 1985 which has not been approved by majority vote of the electorate. The Guardino decision left unresolved (1) whether its conclusions apply
     --------
     retroactively to taxes adopted without the necessary voter approval during the period between the 1986 passage of Proposition 62 and the 1995 Guardino
                                                                        --------
     decision and (2) what statute of limitations applies to a taxpayer challenge. Two subsequent appellate decisions reached conflicting answers to these questions and a number of appeals in other cases remain pending. Until the California Supreme Court speaks, these issues are likely to remain unresolved.

     An initiative constitutional amendment known as Proposition 218 and also called the "Right to Vote on Taxes Act" was approved by the voters on November 5, 1996. This measure added Articles XIII C and XIII D to the State Constitution. The measure requires that general tax increases by all local government entities be approved by not less than a majority vote and that taxes for special purposes be approved by a two-thirds vote; provides that existing language in the California Constitution shall not be construed to limit the initiative power with respect to reducing or repealing any local tax, assessment, fee or charge; prescribes procedures applicable to assessments on real property and requires that such assessments be approved by property owners; prohibits property related fees and charges from exceeding costs of the service being provided; imposes procedural requirements, including notice and public hearing, prior to imposition of new or increased fees or charges on property; and requires that, except for fees for sewer, water and refuse collection, fees be approved by a majority vote of the electorate.

     Given the turbulent history of California electoral, judicial and legal proceedings affecting taxation since 1978, it is impossible to predict what proceedings might occur in the future which would affect the ability of California and its political subdivisions to service their outstanding indebtedness.

     Lease Financing. Lease-based financing, typically marketed in the form of certificates of participation or lease revenue bonds, has been extremely popular in California, since the courts have long held that properly structured long-term leases do not create "indebtedness" for purposes of constitutional and statutory debt limitations. The obligation to pay rent thereunder is nevertheless enforceable, on an annual basis, so long as the leased property is available for use and occupancy by the government lessee. The risk of rent abatement (because of construction delays, damage to structures and the like) is usually mitigated by funded reserves, casualty (including earthquake) insurance and rental interruption insurance.

     In the 1998 decision in Rider v. City of San Diego, the California Supreme
                             --------------------------
     Court upheld the validity of traditional financing structures involving joint powers agencies and reaffirmed the long-established lease exception to the constitutional debt limit.

     Land-Secured Financing. Local government limited obligations payable from special taxes or assessments on real property have come to be known as "dirt bonds". Typically unrated and ultimately secured by a lien on benefitted property, these obligations are inherently vulnerable to fluctuations in land values and development risks arising from a number of factors, including increased governmental and environmental regulations and general economic conditions.

     Electric Utility Restructuring. Like a number of other states, California has enacted legislation relating to the restructuring of the electric utility industry. The legislation generally provides for increased competition in the supply of electric power and allows retail customers "direct access" in choosing their supplier. In addition, the legislation provided for an immediate rate reduction for small users; created an independent power exchange to administer a wholesale power pool; created an independent system operator for the transmission grid; provides customers and suppliers with nondiscriminating and comparable access to transmission and distribution services; and allows utilities to recover uneconomic generation-related costs through a transition charge or severance fee.

     The mandatory provisions of the legislation generally apply to utilities regulated by the California Public Utilities Commission. Since the State's political subdivisions are not subject to the jurisdiction of the CPUC, the effect of the legislation on municipally-owned electric utilities is more limited. As a practical matter, however, it is likely that most municipally-owned utilities will adopt some form of direct access or pooling programs in order to remain competitive.

     The effects of direct access may vary among municipal utilities and cannot be specifically ascertained at this time. However, some potential effects include: (i) loss of customers, particularly large industrial and commercial customers, (ii) increased costs to remaining customers, (iii) decreased revenues, (iv) decreases in transfers to the municipality's general fund, (v) increased difficulties in developing new generating resources, (vi) increased difficulties and higher costs in system financing, (vii) reductions in credit ratings, (viii) the need to recover stranded investment in facilities from the remaining customers and (ix) reductions in environmental and social programs relating to electric utility services.

     Orange County Bankruptcy. In December 1994, Orange County, together with its pooled investment funds, filed for protection under Chapter 9 of the federal Bankruptcy Code, after reports that the funds had suffered significant market losses in their investments, causing a liquidity crisis for the funds and the County. More than 200 other public entities, most of which, but not all, are located in the County, were also depositors in the funds.

     Orange County thereafter embarked on a three-year fiscal recovery plan, based on sharp reductions in services and personnel, ongoing debt reduction and a long-term pay-as-you-go capital improvement plan. As a result, in September 1999 Moody's Investors Service assigned the County an issuer credit rating of Aa3 and restored the ratings on its pension debt to the level enjoyed before the bankruptcy filing. In January of this year, Standard & Poor's upgraded the County's pension debt to A-minus from BB and for the first time assigned an A rating to the County's overall credit.

     Since the Orange County bankruptcy, California's general laws pertaining to the deposit and investment of public moneys have been significantly revised to limit the use of higher-risk investments and to provide additional oversight safeguards at the local level.

     The Fund will attempt to achieve geographic diversification by investing in obligations of issuers which are located in different areas within California as well as obligations of the State of California itself. In addition, the Fund will not invest more than 15% of its total assets in tax allocation bonds issued by California redevelopment agencies. These are operating policies of the Fund and may be changed without the approval of the Fund's shareholders.

REDEMPTION IN KIND
------------------

If a Trust concludes that cash payment upon redemption to a shareholder would be prejudicial to the best interest of the other shareholders of a Fund, a portion of the payment may be made in kind. The Trusts have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which each Fund must redeem shares tendered by a shareholder of the Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period. Any shares tendered by the shareholder in excess of the above-mentioned limit may be redeemed through distribution of the Fund's assets. Any securities or other property so distributed in kind shall be valued by the same method as is used in computing NAV. Distributions in kind will be made in readily marketable securities, unless the investor elects otherwise. Investors may incur brokerage costs in disposing of securities received in such a distribution in kind.


INFORMATION ON CALCULATION OF NET ASSET VALUE PER SHARE
-------------------------------------------------------

GENERAL

Each Fund (other than the Money Market Funds) determines its net asset value per share ("NAV") by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash and other assets, including interest accrued but not yet received) and dividing the result by the total number of shares outstanding.
The NAV of the No-Load Class of each Fund is calculated as of the close of regular trading on the New York Stock Exchange ("Exchange"), normally 1:00 p.m. Pacific time every day the Exchange is open for trading.

Short-term debt securities held by a Fund's portfolio having a remaining maturity of less than 60 days when purchased, and securities originally purchased with maturities in excess of 60 days but which currently have maturities of 60 days or less, may be valued at cost adjusted for amortization of premiums or accrual of discounts, or under such other methods as the applicable Trust's Board of Trustees may from time to time deem to be appropriate. The cost of those securities that had original maturities in excess of 60 days are determined by their fair market value until the 61/st/ day prior to maturity. All other securities and assets in the portfolio are appraised in accordance with those procedures established by the Board of Trustees in good faith in computing the fair market value of those assets.

Trading in foreign securities generally will be substantially completed each day at various times prior to the close of the Exchange. The value of any such securities are determined as of such times for purposes of computing NAV. Foreign currency exchange rates are also generally determined prior to the close of the Exchange. If an extraordinary event occurs after the close of an exchange on which that security is traded, the security will be valued at fair value as determined in good faith by the Sub-Advisor under procedures established by and under general supervision of the Board of Trustees.

Options that are traded on national securities exchanges are valued at their last sale price as of the close of option trading on such exchange. Futures contracts will be marked to market daily, and options thereon are valued at their last sale price, as of the close of the applicable commodities exchange.

Quotations of foreign securities in a foreign currency are converted into U.S. dollar equivalents at the current rate obtained by a recognized bank or dealer. Forward contracts are valued at the current cost of covering or offsetting such contracts.

MONEY MARKET FUNDS

The portfolio instruments of each Money Market Fund are valued on the basis of amortized cost. The valuation of each Money Market Fund's portfolio securities based upon amortized cost, and the maintenance of each Fund's NAV at $1.00, are permitted pursuant to Rule 2a-7 under the 1940 Act. Pursuant to that Rule, each Fund maintains a dollar-weighted average portfolio maturity of 90 days or less, purchases only securities having remaining maturities of 397 days or less, and invests only in securities determined by SAM, under guidelines adopted by the Money Market Trust's Board of Trustees, to be of high quality and to present minimal credit risks. The Board of Trustees has established procedures designed to stabilize, to the extent reasonably possible, each Money Market Fund's price-per-share as computed for the purpose of sales and redemptions at $1.00.

These procedures include a review of each Money Market Fund's portfolio holdings by the Board of Trustees, at such intervals as the Board deems appropriate, to determine whether a Fund's NAV per share, calculated by using available market quotations, deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders of that Fund. If the Board determines that such a deviation exists in a Fund, the Trustees will take such corrective action with respect to the Fund as they regard as necessary and appropriate, including selling portfolio investments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, not paying dividends (subject to distribution requirements to maintain status as a regulated investment company for federal tax purposes (see "Tax Information"), redeeming shares in kind, and determining the NAV by using available market quotations.

The principal risk associated with the Money Market Funds is that they may experience a delay or failure in principal or interest payments at maturity of one or more of the portfolio securities. The Money Market Funds' yields will fluctuate with general money market interests rates.

PERFORMANCE INFORMATION
-----------------------

GENERAL

Effective September 30, 1996, all of the then-existing shares of each of the Funds were redesignated No-Load Class shares, and Growth Opportunities Fund, Equity Fund, Dividend Income Fund, Northwest Fund, Balanced Fund, International Fund, Small Company Fund, Intermediate-Term U.S. Treasury Fund, Managed Bond Fund, Municipal Bond Fund, California Tax-Free Income Fund, and Money Market Fund commenced offering Advisor Class A and Advisor Class B shares. The High-Yield Fund and U.S. Value Fund commenced offering Advisor Class A and Advisor Class B shares on January 31, 1997, and April 30, 1997, respectively. Effective May 1, 2000, the GNMA Fund commenced offering Advisor Class A and Advisor Class B shares, and the Growth Opportunities Fund, Equity Fund, Dividend Income Fund, Northwest Fund, International Fund, High-Yield Fund and Money Market Fund commenced offering Advisor Class C shares.

Performance Information and Quoted Ratings are Indicative Only of Past Performance and are Not Intended to Represent Future Investment Results.

TOTAL RETURNS AND AVERAGE TOTAL RETURNS

For the following Funds, the total returns, expressed as a percentage, for the one-, five- and ten-year periods ended December 31, 1999 were as follows:

                              1 Year        5 Years        10 Years
                              ------        -------        --------
Growth Opportunities             %             %              %
Fund

Equity Fund                      %             %              %

Dividend Income Fund             %             %              %

Intermediate-Term U.S.           %             %              %
U.S. Treasury Fund

GNMA Fund                        %             %              %

High-Yield Fund                  %             %              %

Municipal Bond Fund              %             %              %

California Tax-Free              %             %              %
Income Fund

For the following Funds, the total returns, expressed as a percentage, for the one-year, five-year and since initial public offering periods ended December 31, 1999 were as follows:

                          1 Year      5 Years    Since Initial Public Offering
                          ------      -------    -----------------------------
Northwest Fund              %             %                % (106 months)*

Intermediate-Term           %             %                % (81 months)**
Municipal Bond
Fund

Insured Municipal           %             %                % (81 months)**
Bond Fund

Managed Bond Fund           %             %                % (70 months)***


*   Inception of Fund February 7, 1991
**  Inception of Fund March 18, 1993
*** Inception of Fund February 28, 1994

For the following Funds, the total returns, expressed as a percentage, for the one-year and since initial public offering periods ended December 31, 1999 were as follows:

                        1 Year           Since Initial Public Offering
                        ------           -----------------------------
Balanced Fund             %                      % (47 months)****

International             %                      % (47 months)****
Fund

Small Company Fund        %                      % (47 months)****

U.S. Value Fund           %                      % (32 months)*****


****   Inception of Fund January 31, 1996.
*****  Inception of Fund April 30, 1997.

For the following Funds, the total returns, expressed in dollars and assuming a $10,000 initial investment, for the one-, five- and ten-year periods ended December 31, 1999 were as follows:

                          1 Year                 5 Years            10 Years
                          ------                 -------            --------
Growth Opportunities
Fund

Equity Fund

Dividend Income Fund

Intermediate-Term
U.S. Treasury Fund

GNMA Fund

High-Yield Fund

Municipal Bond Fund

California Tax-Free
Income Fund


For the following Funds, the total returns, expressed in dollars and assuming a $10,000 initial investment, for the one-year, five-year, and since initial public offering periods ended December 31, 1999 were as follows:

                    1 Year       5 Years      Since Initial Public Offering
                    ------       -------      -----------------------------
Northwest Fund                                          (106 months)*

Intermediate-                                           (81 months)**
Term Municipal
Bond Fund

Insured                                                 (81 months)**
Municipal Bond
Fund

Managed Bond Fund                                       (70 months)***


*    Inception of Fund February 7, 1991
**   Inception of Fund March 18, 1993
***  Inception of Fund February 28, 1994

For the following Funds, the total returns, expressed in dollars and assuming a $10,000 initial investment, for the one-year and since initial public offering periods ended December 31, 1999 were as follows:

                               1 Year                 Since Initial Public Offering
                               ------                 -----------------------------
Balanced Fund                                                (47 months) ****

International Fund                                           (47 months) ****

Small Company Fund                                           (47 months) ****

U.S. Value Fund                                             (32 months) *****


****  Inception of Fund January 31, 1996.
***** Inception of Fund April 30, 1997.


For the following Funds, the average annual total returns for the one-, five-and ten-year periods ended December 31, 1999 were as follows:

                                                 1 Year                 5 Years               10 Years
                                                 ------                 -------               --------
Growth Opportunities Fund

Equity Fund

Dividend Income Fund

Intermediate-Term U.S. Treasury Fund

GNMA Fund

High-Yield Bond Fund

Municipal Bond Fund

California Tax-Free Income Fund

For the following Funds, the average annual total returns for the one-year, five-year, and since initial public offering periods ended December 31, 1999 were as follows:

                                                         1 Year              5 Years           Since Initial Public Offering
                                                         -----               -------           ------------------------------
Northwest Fund                                                                                         (106 months)*

Intermediate-Term Municipal Bond Fund                                                                  (81 months)**

Insured Municipal Bond Fund                                                                            (81 months)**

Managed Bond Fund                                                                                      (70 months)***


*   Inception of Fund February 7, 1991
**  Inception of Fund March 18, 1993
*** Inception of Fund February 28, 1994


For the following Funds, the average annual total returns for the one-year and since initial public offering periods ended December 31, 1999 were as follows:


                                    1 Year            Since Initial Public  offering
                                    -----             ------------------------------
Balanced Fund                                              (47 months)****

International Fund                                         (47 months)****

Small Company  Fund                                        (47 months)****

U.S. Value Fund                                            (32 months)*****


****   Inception of Fund January 31, 1996
*****  Inception of Fund April 30, 1997

YIELD AND EFFECTIVE YIELD


For the following Funds, the yields for the 30-day period ended December 31, 1999 were as follows:


Intermediate-Term U.S. Treasury Fund

GNMA Fund

High-Yield Fund

Managed Bond Fund


For the following Funds, the yield and tax-equivalent yield at the maximum federal tax rate of 39.6% for the 30-day period ended December 31, 1999 were as follows:

                                                  Yield                             Tax-Equivalent Yield
                                                  -----                             --------------------
Municipal Bond Fund

Intermediate-Term Municipal Bond Fund

Insured Municipal Bond Fund

California Tax-Free Income Fund+

+Maximum combined federal and California tax rates of 45.2%


For the Money Market Fund, the yield and effective yield for the 7-day period ended December 31, 1999 were as follows:


Money Market Fund                    Yield              Effective Yield
-----------------                    ------             ---------------


For the Tax-Free Money Market Fund, the yield and tax-equivalent yield at the maximum federal tax rate of 39.6% for the 7-day period ended December 31, 1999 were as follows:


Tax-Free Money Market Fund           Yield              Tax-Equivalent Yield
--------------------------           ------             --------------------

CALCULATIONS

The total return, expressed as a percentage, is computed using the following formula:

                ERV-P
           T =  ----- x 100
                  P
The total return, expressed in dollars, is computed using the following formula:

           n
     T = P(1+A)

The average annual total return is computed using the following formula:

                       n
          A =  (root ERV/P - 1)  x 100

Where:    T =  total return

          A =  average annual total return

          n =  number of years

        ERV = ending redeemable value of a hypothetical investment of $1,000 at the end of a specified period of time

          P = a hypothetical initial investment of $1,000 or $10,000 (when total return is expressed in dollars)

In making the above calculation, all dividends and capital gain distributions are assumed to be reinvested at the respective Fund's NAV on the reinvestment date, and the maximum sales charge, if any, for each class is applied.

Yield for the Intermediate-Term U.S. Treasury Fund, GNMA Fund, High-Yield Fund, Managed Bond Fund and Tax-Exempt Bond Funds is computed using the following formula:


         Yield = 2[(/a-b/+1)/6/ - 1]
                   ----
                   cd

Where:    a =  dividends and interest earned during the period

          b =  expenses accrued for the period (net of reimbursements)

          c =  the average daily number of shares outstanding during the period that were entitled to receive dividends

          d = the maximum offering price per share on the last day of the period

Yield for the Money Market Fund is computed using the following formula:

                    (x-y)-z                         365
         Yield = [ ------- ] = Base Period Return x ---
                     y                               7

  Where:  x =  value of one share at the end of a 7-day period
               y = value of one share at the beginning of a 7-day period ($1.00)

               z =  capital changes during the 7-day period, if any

Effective yield is computed using the following formula:

        Effective yield = [(Base Period Return + 1) 365/7] -1

Tax-equivalent yield is computed using the following formula:

                                  eg

        Tax-equivalent yield = [ ----- ] + [e (1-g)]
                                 (1-f)

  Where:       e =    yield as calculated above

               f =    tax rate

               g =    percentage of yield which is tax-free

During periods of declining interest rates, each Money Market Fund's yield based on amortized cost may be higher than the yield based on market valuations. Under these circumstances, a shareholder in either Money Market Fund would be able to obtain a somewhat higher yield than would result if each Fund utilized market valuations to determine its NAV. The converse would apply in a period of rising interest rates.

In addition to performance figures, the Funds may advertise their rankings as calculated by independent rating services that monitor mutual funds' performance (e.g., CDA Investment Technologies, Lipper Analytical Services, Inc., Morningstar, Inc., and Wiesenberger Investment Companies Service). These rankings may be among mutual funds with similar objectives and/or size or with mutual funds in general. In addition, the Funds may advertise rankings which are in part based upon subjective criteria developed by independent rating services to measure relative performance. Such criteria may include methods to account for levels of risk and potential tax liability, sales commissions and expense and turnover ratios. These rating services may also base the measure of relative performance on time periods deemed by them to be representative of up and down markets. The Funds may also describe in their advertisements the methodology used by rating services to arrive at Fund ratings. In addition, the Funds may also advertise individual measurements of Fund performance published by the rating services, including but not limited to a Fund's beta, standard deviation, and price earnings ratio.

The Funds may occasionally reproduce articles or portions of articles about the Funds written by independent third parties such as financial writers, financial planners and financial analysts, which have appeared in financial publications of general circulation or financial newsletters (including but not limited to BARRONS, BLOOMBERG Magazine, BUSINESS WEEK,

FABIANS, FORBES, FORTUNE, INVESTOR'S BUSINESS DAILY, KIPLINGER'S, MONEY Magazine, MORNINGSTAR MUTUAL FUNDS, MUTUAL FUNDS FORECASTER, MUTUAL FUNDS Magazine, NEWSWEEK, NO-LOAD FUND INVESTOR, NO-LOAD FUND X, PENSIONS & INVESTMENTS, RUCKEYSER'S MUTUAL FUNDS, SMART MONEY, TELESWITCH, TIME Magazine, U.S. NEWS AND WORLD REPORT, YOUR MONEY, THE WALL STREET JOURNAL, and
WORTH).

Each Fund may present in its advertisements and sales literature (i) a biography or the credentials of its portfolio manager (including but not limited to educational degrees, professional designations, work experience, work responsibilities and outside interests), (ii) current facts (including but not limited to number of employees, number of shareholders, business characteristics) about its investment advisor (SAM) or any sub-investment advisor, the investment advisor's parent company (SAFECO Corporation) or the parent company of any sub-investment advisor, or the SAFECO Family of Funds,
(iii) descriptions, including quotations attributable to the portfolio manager, of the investment style used to manage a Fund's portfolio, the research methodologies underlying securities selection and a Fund's investment objective and (iv) information about particular securities held in a Fund's portfolio.

From time to time, each Fund may discuss its performance in relation to the performance of relevant indices and/or representative peer groups. Such discussions may include how a Fund's investment style (including but not limited to portfolio holdings, asset types, industry/sector weightings and the purchase and sale of specific securities) contributed to such performance.

In addition, each Fund may comment on the market and economic outlook in general, on specific economic events, on how these conditions have impacted its performance and on how the portfolio manager will or has addressed such conditions. Each Fund also may provide information on how much certain investments would return over time.

Each Stock Fund may compare its performance against the following unmanaged indices that (unless otherwise noted in the advertisement) assume reinvestment of dividends:

     AMEX (AMERICAN STOCK EXCHANGE) MAJOR MARKET INDEX - Price weighted (high-priced issues have more influence than low-priced issues) average of 20 Blue Chip stocks.

     DOW JONES INDUSTRIAL AVERAGE - Price weighted average of 30 actively traded Blue Chip stocks.

     NASDAQ PRICE INDEX - Market value weighted (impact of a component's price change is proportionate to the overall market value of the issue) index of approximately 3500 over-the-counter stocks traded on the Nasdaq.

     S & P 500 COMPOSITE STOCK PRICE INDEX - Market value weighted index of 500 stocks, most of which are listed on the New York Stock Exchange with some listed on the American Stock Exchange and Nasdaq.

     WILSHIRE 5000 EQUITY INDEX - Market value weighted index of approximately 5000 stocks including all stocks on the New York and American Stock Exchanges.

     MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX - Market value weighted index of approximately 1200 companies located throughout the world.

     RUSSELL 2000 INDEX - The 2000 smallest firms in the Russell 3000 Index which is composed of the 3000 largest companies in the United States as measured by capitalization.

Information used in advertisements and materials furnished to present and prospective investors may include statements or illustrations relating to the appropriateness of certain types of securities and/or mutual funds to meet specific financial goals. Such information may address:

     .  costs associated with aging parents;
     . funding a college education (including its actual and estimated cost); . health care expenses (including actual and projected expenses);
     . long-term disabilities (including the availability of, and coverage provided by, disability insurance); and
     . retirement (including the availability of social security benefits, the tax treatment of such benefits and statistics and other information relating to maintaining a particular standard of living and outliving existing assets).

Such information may also address different methods for saving money and the results of such methods, as well as the benefits of investing in bond funds.

Information in advertisements and materials furnished to present and prospective investors may include profiles of different types of investors (i.e., investors with different goals and assets) and different investment strategies for meeting specific goals. Such information may provide hypothetical illustrations which include: results of various investment strategies; performance of an investment in a Fund over various time periods; and results of diversifying assets among several investments with varying performance. Information in advertisements and materials furnished to present and prospective investors may also include quotations (including editorial comments) and statistics concerning investing in securities, as well as investing in particular types of securities and the performance of such securities.

PERFORMANCE INFORMATION AND QUOTED RATINGS ARE INDICATIVE ONLY OF PAST PERFORMANCE AND ARE NOT INTENDED TO REPRESENT FUTURE INVESTMENT RESULTS.


INFORMATION ON DIVIDENDS FOR THE MONEY MARKET FUNDS
---------------------------------------------------

Because each Money Market Fund intends to hold its portfolio securities to maturity and expects that most of its portfolio securities will be valued at their amortized cost, realized gains or losses should not be a significant factor in the computation of net income. If, however, in an unusual circumstance, either Money Market Fund experiences a realized gain or loss, shareholders of that Fund could receive an increased, reduced, or no dividend for a period of time. In such an event, the Money Market Trust's Board of trustees would consider whether to adhere to its present dividend policy or to revise it in light of the then-prevailing circumstances.

MANAGEMENT OF THE FUNDS
-----------------------

The Boards of Trustee have overall responsibility for the operation of the Funds. Pursuant to such responsibility, the Board of Trustees has approved contracts with various organizations to provide among other things, day to day management services required by each Fund.

TRUSTEES AND OFFICERS
---------------------

                                    Position(s) Held with the                  Principal Occupations(s)
Name, Address and Age                       Trusts                                During Past 5 Years
----------------------                      -------                               -------------------
Boh A. Dickey*                    Chairman and Trustee              President, Chief Operating Officer, and
SAFECO Plaza                                                        Director of SAFECO Corporation.  Previously,
Seattle, WA  98185                                                  Executive Vice President and Chief Financial
(55)                                                                Officer.  He has been an executive officer of
                                                                    SAFECO Corporation subsidiaries since 1982.
                                                                    See table under "Investment Advisory and Other
                                                                    Services."

Barbara J. Dingfield              Trustee                           Consultant. From 1994 to 1999 she was the
3246 Cascadia Avenue S.                                             Director of Community Affairs for Microsoft
Seattle, WA  98144                                                  Corporation, Redmond, Washington, a computer
(54)                                                                software company. Director of First SAFECO
                                                                    National Life Insurance Company of New York;
                                                                    Board Chair of United Way of King County;
                                                                    member of the Board of Managers of Swarthmore
                                                                    College.
David F. Hill*                    President                         President of SAFECO Mutual Funds, SAFECO
10865 Willows Road NE             Trustee                           Securities, Inc. and SAFECO Services
Redmond, WA  98052                                                  Corporation; Senior Vice President of SAFECO
(51)                                                                Asset Management Company.  See table under
                                                                    "Investment Advisory and Other Services."
Richard W. Hubbard*               Trustee                           Retired Vice President and Treasurer of the
1270 NW Blakely Ct.                                                 Trust and other SAFECO Trusts; retired Senior
Seattle, WA   98177                                                 Vice President and Treasurer of SAFECO
(71)                                                                Corporation; former President of SAFECO Asset
                                                                    Management Company; Director of First SAFECO
                                                                    National Life Insurance Company of New York;
                                                                    Member of Diocese of Olympia Investment
                                                                    Committee.

                                  Position(s) Held with the                  Principal Occupations(s)
Name, Address and Age                     Trusts                                During Past 5 Years
----------------------                    -------                               -------------------

Richard E. Lundgren               Trustee                           Director of Marketing and Customer Relations,
764 S. 293/rd/ Street                                               Building Materials Distribution, Weyerhaeuser
Federal Way, WA  98032                                              Company, Tacoma, Washington; Director of First
(62)                                                                SAFECO National Life Insurance Company of New
                                                                    York.
Larry L. Pinnt                    Trustee                           Retired Vice President and Chief Financial
1600 Bell Plaza,                                                    Officer U.S. WEST Communications, Seattle,
Room 1802                                                           Washington; Chairman of University of
Seattle, WA  98191                                                  Washington Medical Center Board, Seattle,
(65)                                                                Washington; Director of Cascade Natural Gas
                                                                    Corporation, Seattle, Washington; Director of
                                                                    First SAFECO National Life Insurance Company of
                                                                    New York; and Treasurer of Cancer Care
                                                                    Alliance, Seattle, Washington.
John W. Schneider                 Trustee                           President and sole owner of Wallingford Group,
1808 N. 41/st/ St.                                                  Inc., Seattle, Washington, a company consulting
Seattle, WA  98103                                                  on the acquisition/disposition and development
(58)                                                                of real estate; former President of Emerald
                                                                    Development Group, Inc., Seattle, Washington;
                                                                    Director of First SAFECO National Life
                                                                    Insurance Company of New York.
Neal Fuller                       Vice President                    Vice President, Controller, Assistant Secretary
10865 Willows Road NE             Controller                        and Treasurer of SAFECO Securities, Inc. and
Redmond, WA  98052                Assistant Secretary               SAFECO Services Corporation; Vice President,
(37)                                                                Controller, Secretary and Treasurer of SAFECO
                                                                    Asset Management Company.  See table under
                                                                    "Investment Advisory and Other Services."
Ronald L. Spaulding               Vice President                    Chairman of SAFECO Asset Management Company;
Two Union Square                  Treasurer                         Treasurer and Chief Investment Officer of
Sixth Avenue and                                                    SAFECO Corporation; Vice President of SAFECO
Union Street                                                        Insurance Companies; Director, Vice President
Seattle, WA  98101                                                  and Treasurer of First SAFECO National Life
(56)                                                                Insurance Company of New York; former Senior
                                                                    Portfolio Manager of SAFECO insurance companies
                                                                    and Portfolio Manager for SAFECO mutual funds.
                                                                    See table under "Investment Advisory and Other
                                                                    Services."
David H. Longhurst                Assistant Controller              Assistant Controller of SAFECO Securities,
10865 Willows Road NE                                               Inc., SAFECO Services Corporation and SAFECO
Redmond, WA   98052                                                 Asset Management Company; former Accounting
(42)                                                                Manager of SAFECO Asset Management Company;
                                                                    former Senior Manager with Ernst & Young LLP,
                                                                    an independent accounting firm.

                                     Position(s) Held with the                Principal Occupations(s)
Name, Address and Age                        Trusts                             During Past 5 Years
--------------------------------  --------------------------------  ------------------------------------------------
Stephen D. Collier                Assistant Secretary               Director of Taxation and Assistant Vice
SAFECO Plaza                                                        President of SAFECO Corporation; Assistant
4333 Brooklyn Ave., NE                                              Secretary of SAFECO Asset Management Company,
Seattle, WA 98105                                                   SAFECO Securities, Inc. and SAFECO Services
(47)                                                                Corporation. He has been an executive officer
                                                                    of SAFECO Corporation and subsidiaries since
                                                                    1991.

*Trustees who are interested persons as defined by the 1940 Act.

Each Trustee and officer holds the same position(s) with one other registered open-end management investment company that has six series funds managed by SAM.


                    COMPENSATION TABLE FOR CURRENT TRUSTEES
                  FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999

                                                              Pension or
                                                              Retirement                             Total Compensation
                                          Aggregate           Benefits Accrued    Estimated Annual    From Registrant and
                                          Compensation from   As Part of Fund     Benefits Upon       Fund Complex
Trustee                     Trust         Registrant          Expenses            Retirement          Paid to Trustees
--------------------  ------------------  -----------------   ----------------    ----------------    -------------------
Boh A. Dickey         Common Stock             N/A                 N/A                 N/A
                      Taxable Bond             N/A                 N/A                 N/A
                      Tax-Exempt Bond          N/A                 N/A                 N/A
                      Managed Bond             N/A                 N/A                 N/A
                      Money Market             N/A                 N/A                 N/A
                      Total Compensation                                                                       $0

Barbara J.            Common Stock              $                  N/A                 N/A
Dingfield             Taxable Bond              $                  N/A                 N/A
                      Tax-Exempt Bond           $                  N/A                 N/A
                      Managed Bond              $                  N/A                 N/A
                      Money Market              $                  N/A                 N/A
                      Total Compensation                                                                       $

David F. Hill         Common Stock             N/A                 N/A                 N/A
                      Taxable Bond             N/A                 N/A                 N/A
                      Tax-Exempt Bond          N/A                 N/A                 N/A
                      Managed Bond             N/A                 N/A                 N/A
                      Money Market             N/A                 N/A                 N/A
                      Total Compensation                                                                       $0

Richard W.            Common Stock              $                  N/A                 N/A
Hubbard               Taxable Bond              $                  N/A                 N/A
                      Tax-Exempt Bond           $                  N/A                 N/A
                      Managed Bond              $                  N/A                 N/A
                      Money Market              $                  N/A                 N/A
                      Total Compensation                                                                       $

                                                              Pension or
                                                              Retirement                             Total Compensation
                                          Aggregate           Benefits Accrued    Estimated Annual    From Registrant and
                                          Compensation from   As Part of Fund     Benefits Upon       Fund Complex
Trustee                     Trust         Registrant          Expenses            Retirement          Paid to Trustees
--------------------  ------------------  -----------------   ----------------    ----------------    -------------------
Richard E.            Common Stock                 $                  N/A                 N/A
Lundgren              Taxable Bond                 $                  N/A                 N/A
                      Tax-Exempt Bond              $                  N/A                 N/A
                      Managed Bond                 $                  N/A                 N/A
                      Money Market                 $                  N/A                 N/A
                      Total Compensation                                                                         $

Larry L. Pinnt        Common Stock                 $                  N/A                 N/A
                      Taxable Bond                 $                  N/A                 N/A
                      Tax-Exempt Bond              $                  N/A                 N/A
                      Managed Bond                 $                  N/A                 N/A
                      Money Market                 $                  N/A                 N/A
                      Total Compensation                                                                         $

John W.               Common Stock                 $                  N/A                 N/A
Schneider             Taxable Bond                 $                  N/A                 N/A
                      Tax-Exempt Bond              $                  N/A                 N/A
                      Managed Bond                 $                  N/A                 N/A
                      Money Market                 $                  N/A                 N/A
                      Total Compensation                                                                         $

At March 31, 2000, the Trustees and officers of each Trust as a group owned less than 1% of the outstanding shares of each Fund.

Mr. Dickey and Mr. Hill are officers of various SAFECO companies and are not compensated by the Trusts. Similarly, the officers of the Trusts receive no compensation for their services as officers.

Currently, there is no pension, retirement, or other plan or any arrangement pursuant to which Trustees or officers of the Trusts are compensated by the Trusts.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS OF CERTAIN FUNDS
-----------------------------------------------------------

At March 31, 2000, SAM controlled the International, Balanced, U.S. Value and Managed Bond Funds. At March 31, 2000, SAFECO Insurance Company of America ("SAFECO Insurance") controlled the Intermediate-Term U.S. Treasury Fund. Each of SAM and SAFECO Insurance is a corporation organized under the laws of the State of Washington.

At March 31, 2000, SAM owned ___% of the Balanced Fund's outstanding shares; ___% of the International Fund's outstanding shares; ____% of the U.S. Value Fund's outstanding shares; and _____% of the Managed Bond Fund's outstanding shares. At March 31, 2000, SAFECO Insurance owned ____% of the Intermediate-Term U.S. Treasury Fund's outstanding shares and SAFECO Trust Omnibus Account, whose address of record is P.O. Box 34730, Seattle, WA 98124, owned ___% of the Intermediate Term U.S. Treasury Fund's outstanding shares. Both SAFECO Insurance and SAFECO Trust Omnibus Account are under the common control of SAFECO Corporation for a total control of ___% of the Intermediate-Term U.S. Treasury Fund's outstanding shares.

At March 31, 2000, Charles Schwab & Co., Inc., whose address of record is 101 Montgomery St., San Francisco, CA 94104, held of record ___% of the Growth Opportunities Fund's outstanding shares; ____% of the Equity Fund's outstanding shares; and _____% of the California Tax-Free Income Fund's outstanding shares, which it held on behalf of its customers who are the beneficial owners of such shares. No Fund is aware of any Schwab customer that beneficially owned 5% or more of its outstanding shares.

SAM, SAFECO Insurance and SAFECO Trust Company are Washington corporations and wholly owned subsidiaries of SAFECO Corporation. SAFECO Corporation is a Washington corporation and a holding company whose primary subsidiaries are engaged in the insurance and financial services businesses. SAM has its principal place of business at 25th Floor, Two Union Square, Seattle, WA 98101. Each of SAFECO Insurance and SAFECO Corporation has its principal place of business at SAFECO Plaza, Seattle, WA 98185.

Principal shareholders of a Fund may control the outcome of a shareholder vote. However, on each proposal or sub-proposal, SAM, SAFECO Insurance Company of America or other companies under common control with these entities will vote shares of each Fund that it owns pro rata in accordance with the vote cast by shareholders of the applicable Fund.

Security Ownership of Certain Beneficial Owners And Management

The following table sets forth certain information provided to the Funds or contained in filings with the SEC regarding the beneficial ownership of shares of each Fund as of March 31, 2000 by each person who is known by each Fund to own beneficially, or exercise control or direction over, 5% or more of the outstanding shares of each Fund.

 Growth Opportunities Fund

Name of Beneficial Owner                                        Number of Shares              Percent of Fund
--------------------------------------------------------  ----------------------------  ---------------------------
National Financial Services Corp.
for the Exclusive Benefit of Our
Customers                                                         ___________                     ______%
Attn.:  Mutual Funds Dept. 5th Fl.
200 Liberty St., 1 World Financial Center
New York, NY  10281-10003

Name of Beneficial Owner                                        Number of Shares              Percent of Fund
--------------------------------------------------------  ----------------------------  ---------------------------
Charles Schwab & Co. Inc.
Exclusive Benefit of Its Customers
Attn:  Mutual Fund Department                                     ___________                    _______%
101 Montgomery Street
San Francisco CA  94104-4122

 Equity Fund

Name of Beneficial Owner                                        Number of Shares              Percent of Fund
--------------------------------------------------------  ----------------------------  ---------------------------

Charles Schwab & Co. Inc.
Exclusive Benefit of Its Customers
Attn:  Mutual Fund Department                                    _____________                  _________%
101 Montgomery Street
San Francisco CA  94104-4122

 Dividend Income Fund

Name of Beneficial Owner                                        Number of Shares              Percent of Fund
--------------------------------------------------------  ----------------------------  ---------------------------

Charles Schwab & Co. Inc.
Exclusive Benefit of Its Customers
Attn:  Mutual Fund Department                                     ____________                   _______%
101 Montgomery Street
San Francisco CA  94104-4122

 Northwest Fund

Name of Beneficial Owner                                        Number of Shares              Percent of Fund
--------------------------------------------------------  ----------------------------  ---------------------------

Charles Schwab & Co. Inc.
Exclusive Benefit of Its Customers
Attn:  Mutual Fund Department                                    _____________                  _________%
101 Montgomery Street
San Francisco CA  94104-4122

SAFECO Insurance Company of America
SAFECO Plaza                                                      ___________                   __________%
Seattle, WA  98185

 Balanced Fund

Name of Beneficial Owner                                        Number of Shares              Percent of Fund
--------------------------------------------------------  ----------------------------  ---------------------------

SAFECO Asset Management Company

Two Union Square
Sixth Avenue and Union Street
Seattle, WA 98101
SAFECO Services Corporation
Retirement Account                                                ____________                  _________%
SAFECO T-13
Seattle, WA  98185-0001

 SAFECO Services Corporation
 Retirement Account                                ____________                   ___________%
 SAFECO T-13
 Seattle, WA 98185-0001

International Fund

 Name of Beneficial Owner                        Number of Shares              Percent of Fund
 ------------------------                        ----------------              ---------------

 SAFECO Asset Management Company
 Two Union Square
 Sixth Avenue and Union Street                     ____________                   ___________%
 Seattle, WA 98101

 Norwest Bank Minnesota, N.A., Trustee
 SAFECO 401K Savings Plan                          ____________                   ___________%
 510 Marquette, 5th and Marquette
 Minneapolis, MN 55479-0001

Small Company Fund

 Name of Beneficial Owner                        Number of Shares              Percent of Fund
 ------------------------                        ----------------              ---------------

 National Financial Services Corp.
 for the Exclusive Benefit of Our Customers
 200 Liberty Street, 1 World Financial             ____________                   ___________%
 Attn.: Mutual Funds Dept. 5th Fl.
 New York, NY 10281-1003

 Charles Schwab & Co. Inc.
 Exclusive Benefit of Its Customers
 Attn: Mutual Fund Department                      ____________                   ___________%
 101 Montgomery Street
 San Francisco CA 94104-4122

 Norwest Bank Minnesota, N.A., Trustee
 SAFECO 401K Savings Plan                          ____________                   ___________%
 510 Marquette, 5th and Marquette
 Minneapolis, MN 55479-0001

U.S. Value Fund

 Name of Beneficial Owner                        Number of Shares              Percent of Fund
 ------------------------                        ----------------              ---------------

 SAFECO Asset Management Company
 Two Union Square
 Sixth Avenue and Union Street                     ____________                   ___________%

 Name of Beneficial Owner                        Number of Shares              Percent of Fund
 ------------------------                        ----------------              ---------------
 Seattle, WA 98101

 Charles Schwab & Co. Inc.
 Exclusive Benefit of Its Customers
 Attn: Mutual Fund Department                      ___________                   _________%
 101 Montgomery Street
 San Francisco CA 94104-4122


Intermediate-Term U.S. Treasury Fund

 Name of Beneficial Owner                        Number of Shares              Percent of Fund
 ------------------------                        ----------------              ---------------

 SAFECO Insurance Company of America
 SAFECO Plaza                                       __________                   _________%
 Seattle, WA 98185

 SAFECO Trust Omnibus Account
 P.O. Box 34730                                     __________                   _________%
 Seattle, WA 98124-1730

 Charles Schwab & Co. Inc.
 Exclusive Benefit of Its Customers
 Attn:  Mutual Fund Department                      __________                   _________%
 101 Montgomery Street
 San Francisco CA 94104-4122

High-Yield Fund

 Name of Beneficial Owner                        Number of Shares              Percent of Fund
 ------------------------                        ----------------              ---------------

 Charles Schwab & Co. Inc.
 Exclusive Benefit of Its Customers
 Attn:  Mutual Fund Department                      __________                   _________%
 101 Montgomery Street
 San Francisco CA 94104-4122

Managed Bond Fund

 Name of Beneficial Owner                        Number of Shares              Percent of Fund
 ------------------------                        ----------------              ---------------

 SAFECO Asset Management Company
 Two Union Square                                   __________                   _________%
 Sixth Avenue and Union Street
 Seattle, WA 98101

 Name of Beneficial Owner                        Number of Shares              Percent of Fund
 ------------------------                        ----------------              ---------------
 Christa Ministries
 William Brown V.P. Finance                         ___________                  __________%
 P.O. Box 330303
 Seattle, WA 98133-9703

California Tax-Free Income Fund

 Name of Beneficial Owner                        Number of Shares              Percent of Fund
 ------------------------                        ----------------              ---------------

 Charles Schwab & Co. Inc.
 Exclusive Benefit of Its Customers
 Attn:  Mutual Fund Department                      ___________                  __________%
 101 Montgomery Street
 San Francisco CA  94104-4122


 Intermediate-Term Municipal Bond Fund


 Name of Beneficial Owner                        Number of Shares              Percent of Fund
 ------------------------                        ----------------              ---------------

 SAFECO Insurance Company of America
 SAFECO Plaza                                       ___________                  __________%
 Seattle, WA 98185

 William A. Helsell
 10653 Culpepper Ct. N.W.                           ___________                  __________%
 Seattle, WA  98177-5319

 Charles Schwab & Co., Inc.                         ___________                  __________%
 Exclusive Benefit of its Customers
 Attn: Mutual Fund Department
 101 Montgomery Street
 San Francisco, CA 94104-4122

Insured Municipal Bond Fund

 Name of Beneficial Owner                        Number of Shares              Percent of Fund
 ------------------------                        ----------------              ---------------

 SAFECO Insurance Company of America
 SAFECO Plaza                                       ___________                  __________%
 Seattle, WA  98185

 Charles Schwab & Co., Inc.
 Exclusive Benefit of its Customers                 ___________                  __________%
 Attn:  Mutual Fund Department
 101 Montgomery Street
 San Francisco, CA 94104-4122


INVESTMENT ADVISORY AND OTHER SERVICES
--------------------------------------

SAFECO Asset Management Company ("SAM"), SAFECO Securities, Inc. ("SAFECO Securities") and SAFECO Services Corporation ("SAFECO Services") are wholly owned subsidiaries of SAFECO Corporation. SAM is the investment advisor for each Fund, SAFECO Securities is the principal underwriter of each Fund, and SAFECO Services is the transfer, dividend and distribution disbursement and shareholder servicing agent of each Fund.


Code of Ethics. Section 17(j) of the Investment Company Act of 1940 (the "Act") generally prohibits the principal underwriter of a mutual fund, and any person affiliated with a mutual fund company, its investment adviser or principal underwriter, from engaging in any fraudulent conduct in connection with the person's purchase or sale of securities held or to be acquired by the fund. Each of the Trusts and their investment advisor and principal underwriter have adopted a joint Code of Ethics ("Code") under Rule 17j-1 of the Act, relating to the personal investment activities of SAFECO Mutual Funds personnel. A copy of each Trust's Code of Ethics is publicly filed with the Securities and Exchange Commission ("SEC") as an exhibit to the Trust's registration statement, and is available from the SEC.

The Code generally permits fund personnel to invest in securities for their own accounts, but regulate such investments by (i) individuals whose job functions involve either making or participating in securities transactions, or making or participating in recommendations concerning securities purchases or sales, and
(ii) those employees who in the course of their job functions are able to obtain information regarding a Fund's purchases or sales of securities ("access persons"). The Code (1) requires access persons to preclear all securities trades, other than transactions involving open-end mutual fund shares and the securities of certain government issuer, (2) prohibits access persons from purchasing or selling any security they know is being purchased or sold, or considered for purchase or sale, by any series fund of the Trusts, and (3) requires access persons to comply with certain annual and quarterly reporting requirements relating to their securities holdings and transactions during the period.

In addition, the Code broadly bars all fund personnel from (1) engaging in personal trading when in possession of information concerning Fund trading decisions, (2) participating in any transaction involving a conflict of interest giving rise to a pecuniary interest in a transaction to which any investment client is a party, or in transactions which would create any personal benefit,
(3) accepting gifts or favors from any person who seeks to do business with the Trusts or any of their series Funds, or with SAM or SAFECO Securities. These prohibitions are not restricted to the group of Fund "access persons".

Investment Advisory Services. With respect to the International Fund, SAM has a sub-advisory agreement with Bank of Ireland Asset Management (U.S.) Limited ("Sub-Advisor"). The Sub-Advisor has its headquarters at 26 Fitzwilliam Place, Dublin, Ireland, and its U.S. office at 2 Greenwich Plaza, Greenwich, Connecticut. The Sub-Advisor is a direct, wholly owned subsidiary of Bank of Ireland Asset Management Limited ("BIAM") (an investment advisory firm) that is located at 26 Fitzwilliam Place, Dublin, Ireland. The Sub-Advisor is an indirect, wholly owned subsidiary of Bank of Ireland (a holding company whose primary subsidiaries are engaged in banking, insurance, securities and related financial services), which is located at Lower Baggot Street, Dublin, Ireland. BIAM was established in 1987. Bank of Ireland and its affiliates manage assets for clients worldwide in excess of [$ billion] as of December 31, 1999.

The following individuals have the following positions and offices with the Trusts, SAM, SAFECO Securities and SAFECO Services:

                                                                     SAFECO                SAFECO
Name                 Trusts                   SAM                  Securities             Services
----                 ------                   ---                  ----------             --------
B. A. Dickey         Chairman                                                             Director
                     Trustee

D.F. Hill            President              Senior Vice            President              President
                     Trustee                President              Director               Director
                                            Director               Secretary              Secretary

N.A. Fuller          Vice President         Vice President         Vice-President         Vice President
                     Controller             Controller             Controller             Controller
                     Assistant Secretary    Secretary              Assistant Secretary    Assistant Secretary
                                            Treasurer              Treasurer              Treasurer

R.L. Spaulding       Vice President         Chairman               Director               Director
                     Treasurer              Director

S.C. Bauer                                  President
                                            Director

D.H. Longhurst       Assistant Controller   Assistant Controller   Assistant Controller   Assistant Controller

S.D. Collier         Assistant Secretary    Assistant Secretary    Assistant Secretary    Assistant Secretary

Mr. Dickey is President, Chief Operating Officer and a Director of SAFECO Corporation and Mr. Spaulding is the Treasurer and a Vice President of SAFECO Corporation. Messrs. Dickey and Spaulding are also Directors of other SAFECO Corporation subsidiaries.

In connection with its investment advisory contract with each Trust, SAM furnishes or pays for certain facilities and services furnished or performed for or on behalf of each Trust and each Fund, which includes furnishing office facilities, books, records and personnel to manage each Trust's and each Fund's affairs and paying certain expenses.

The Trust Instrument of each Trust provides that each Trust will indemnify its Trustees and its officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trusts, unless it is adjudicated that they engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices. In the case of settlement, such indemnification will not be provided unless it has been determined -- by a court or other body approving the settlement, by a majority of a quorum of Trustees who are neither interested persons of the Trust nor are parties to the proceeding, based upon a review of readily available facts (rather than a trial-type inquiry), or in a written opinion of independent counsel -- that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

SAM also serves as the investment advisor for other investment companies in addition to the Funds. Several of these investment companies have investment objectives similar to those of certain Funds. It is therefore possible that the same securities will be purchased for both a Fund and another investment company advised by SAM. When two or more Funds advised by SAM are simultaneously engaged in the purchase or sale of the same security, the prices and amounts will be allocated in a manner considered by the officers of the Funds involved to be equitable to each Fund. It is expected that the opportunity to participate in volume transactions will produce better executions and prices for a Fund, generally. In some cases, the price of a security allocated to one Fund may be higher or lower than the price of a security allocated to another Fund. For the services and facilities furnished by SAM, each Fund has agreed to pay an annual fee computed on the basis of the average market value of the net assets of each Fund ascertained each business day and paid monthly in accordance with the following schedules. The reduction in fees occurs only at such time as the respective Fund's net assets reach the dollar amounts of the break points and applies only to those assets that fall within the specified range. Each Fund bears all expenses of its operations not specifically assumed by SAM.

---------------------------------------------------------------------------------
                  FUND                           FEE
                  ----                           ---
---------------------------------------------------------------------------------
                                      Net Assets                      Annual Fee
      Growth Opportunities, Equity,   $          0 - $  250,000,000     .70 of 1%
      Dividend Income, Northwest,     $250,000,001 - $  750,000,000     .65 of 1%
      Balanced and U.S. Value         $750,000,001 - $1,250,000,000     .60 of 1%
                                      Over $1,250,000,000               .55 of 1%

---------------------------------------------------------------------------------
      International*                  $          0 - $250,000,000      1.00 of 1%
                                      $250,000,001 - $750,000,000       .90 of 1%
                                      Over $750,000,000                 .80 of 1%
---------------------------------------------------------------------------------
      Small Company                   $            0 - $250,000,000     .75 of 1%
                                      $  250,000,001 - $750,000,000     .70 of 1%
                                      $750,000,001 - $1,250,000,000     .65 of 1%
                                      Over $1,250,000,000               .60 of 1%
---------------------------------------------------------------------------------
      Intermediate-Term U.S.          $          0 - $  250,000,000     .55 of 1%
      Treasury and GNMA               $250,000,001 - $  750,000,000     .50 of 1%
                                      $750,000,001 - $1,250,000,000     .45 of 1%
                                      Over $1,250,000,000               .40 of 1%
---------------------------------------------------------------------------------
      Municipal Bond, Insured         $      0 - $250,000,000           .50 of 1%
      Municipal Bond,                 $250,001 - $750,000,000           .45 of 1%
      Intermediate-Term Municipal     Over $750,000,000                 .40 of 1%
      Bond and California Tax-Free
      Income
---------------------------------------------------------------------------------
      High-Yield                      $          0 - $250,000,000       .65 of 1%
                                      $250,000,001 - $750,000,000       .55 of 1%
                                      Over $750,000,000                 .50 of 1%

---------------------------------------------------------------------------------
                  FUND                           FEE
                  ----                           ---
---------------------------------------------------------------------------------
      Managed Bond                    $          0 - $  750,000,000     .50 of 1%
                                      $750,000,001 - $1,250,000,000     .45 of 1%
                                      Over $1,250,000,000               .40 of 1%
---------------------------------------------------------------------------------
      Money Market and Tax-Free       $          0 - $  250,000,000     .50 of 1%
      Money Market                    $250,000,001 - $  750,000,000     .45 of 1%
                                      $750,000,001 - $1,250,000,000     .40 of 1%
                                      Over $1,250,000,000               .35 of 1%

     * Under the sub-advisory agreement between SAM and the Sub-Advisor, the Sub-Advisor is responsible for providing investment research and advice used to manage the investment portfolio of the International Fund. In return, SAM (and not the International Fund) pays the Sub-Advisor a fee in accordance with the schedule below:

                     Net Assets                       Annual Fee
     $         0 - $ 50,000,000                       .60 of 1%
     $50,000,001 - $100,000,000                       .50 of 1%
     Over $100,000,000                                .40 of 1%

The following table states the total amounts of compensation paid by the following Funds to SAM for the fiscal years ended December 31, 1999, 1998 and 1997:

                               Fiscal Year Ended
                               -----------------

                                        December 31,   December 31,   December 31,
                                        ------------   ------------   ------------
                                            1999               1998           1997
                                            ----               ----           ----
Growth Opportunities Fund                                $6,818,293     $2,120,000
Equity Fund                                              $8,912,575     $6,481,000
Dividend Income Fund                                     $2,747,202     $2,285,000
Northwest Fund                                           $  519,303     $  416,000
Intermediate-Term U.S. Treasury
Fund                                                     $  108,772     $   85,000
GNMA Fund                                                $  259,000     $  246,000
High-Yield Fund                                          $  507,058     $  386,000
Balanced Fund                                            $  143,826     $   87,000

International Fund                                       $  196,383     $  153,000
Small Company Fund                                       $  359,673     $  151,000
U.S. Value Fund                                          $   77,916     $   43,000*
Managed Bond Fund                                        $   30,000     $   23,000
Municipal Bond Fund                                      $2,164,154     $2,041,000
California Tax-Free Income Fund                          $  587,149     $  424,000
Intermediate-Term Municipal Bond                         $   80,000     $   77,000
Fund
Insured Municipal Bond Fund                              $  135,000     $   95,000
Money Market Fund                                        $1,012,502     $  865,000
Tax-Free Money Market Fund                               $  392,000     $  366,000

* The total amount of compensation paid by the U.S. Value Fund to SAM for the period from April 30, 1997 (initial public offering) to December 31, 1997

Administration and Accounting Agreement. The Administration and Accounting Agreement between each Fund and SAM is a service contract and not an investment advisory agreement (the "Agreement"). Under the Agreement, SAM will serve as each Fund's accounting agent and administrator, performing such functions as: calculate the net asset value of each Fund's accounting agent and financial records, prepare the financial statements semiannually, make regulatory filings, and coordinate contractual relationships and communications between each Fund and its service providers. Under the Agreement, each Fund will pay SAM an administrative services fee of 0.05% of the average daily net assets up to the first $200,000,000 and 0.01% of its net assets thereafter, and an accounting fee of 0.04% of its average daily net assets up to the first $200,000,000 and 0.01% of its net assets thereafter.

The following table shows the fees paid by the following Funds to SAM during the fiscal period ended December 31, 1999:

                              From Date of Agreement
                               (May 1, 1999) to
                               December 31, 1999
                               -----------------


Growth Opportunities Fund

Equity Fund

Dividend Income Fund

Northwest Fund

Intermediate-Term U.S. Treasury
Fund

GNMA Fund

High-Yield Fund

Balanced Fund

International Fund

Small Company Fund

U.S. Value Fund

Managed Bond Fund

Municipal Bond Fund

California Tax-Free Income Fund

Intermediate-Term Municipal
Bond Fund

Insured Municipal Bond Fund

Money Market Fund

Tax-Free Money Market Fund

Custodian. State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts, 02170, is the custodian of the securities, cash and other assets of each Fund (except the International Fund) under an agreement with each Trust. Chase Manhattan Bank, N.A. 1211 Avenue of the Americas, New York, New York, is the custodian of the securities, cash and other assets of the International Fund. Chase Manhattan Bank, N.A. has entered into sub-custodian agreements with several foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

Independent Auditor. ____________________ LLP, Seattle, Washington 98104, is the independent auditor of each Fund's financial statements.

Transfer Agent. SAFECO Services, SAFECO Plaza, Seattle, Washington 98185, is the transfer, dividend and distribution disbursement and shareholder servicing agent for the No-Load Class of each Fund under an agreement with each Trust. SAFECO Services provides, or through subcontracts makes provision for, all required transfer agent activity, including maintenance of records of each Fund's No-Load Class shareholders, records of transactions involving each Fund's No-Load Class shares, and the compilation, distribution, or reinvestment of income dividends and capital gain distributions.

SAFECO Services is paid a fee for these services equal to $28.00 per Stock Fund shareholder account, but not to exceed .40% of each such Fund's average net assets; $32.00 per Bond Fund, Tax-Exempt Bond Fund and Managed Bond Fund shareholder account, but not to exceed .40% of each such Fund's average net assets; and $34.00 per Money Market Fund shareholder account, but not to exceed
 .30% of each Fund's average net assets.

The following table shows the fees paid by the following Funds to SAFECO Services during the fiscal years ended December 31, 1999, 1998 and 1997:

                          FISCAL YEAR OR PERIOD ENDED


                             December 31, 1999       December 31, 1998        December 31, 1997
                           ----------------------  ----------------------  -----------------------
Growth Opportunities Fund                                      $2,802,000              $  517,000

Equity Fund                                                    $3,543,000              $2,320,000

Dividend Income Fund                                           $  693,000              $  583,000

Northwest Fund                                                 $  194,000              $  145,000

Intermediate-Term U.S.                                         $   37,000              $   31,000
Treasury Fund

GNMA Fund                                                      $   65,000              $   65,000

High-Yield Fund                                                $  124,000              $   86,000

Balanced Fund                                                  $   44,000              $   23,000

International Fund                                             $   52,000              $   34,000

Small Company Fund                                             $  122,000              $   50,000

U.S. Value Fund                                                $   20,000              $    5,000*

Managed Bond Fund                                              $    4,000              $    1,000

Municipal Bond Fund                                            $  325,000              $  327,000

California Tax-Free                                            $   81,000              $   60,000
Income Fund

Intermediate-Term                                              $   11,000              $   11,000
Municipal Bond Fund

Insured Municipal Bond                                         $   16,000              $   11,000
Fund

Money Market Fund                                              $  482,000              $  414,000

Tax-Free Money Market                                          $   62,000              $   64,000
Fund

* The total amount of fees paid by the U.S. Value Fund to SAFECO Services for the period from April 30, 1997 (initial public offering) to December 31,
1997

SAFECO Securities is the principal underwriter for the No-Load Class of each Fund and distributes each Fund's No-Load Class shares on a continuous best efforts basis under an agreement with each Trust. SAFECO Securities is not compensated by the Trusts or the Funds for underwriting, distribution or other activities in connection with No-Load Class shares.


BROKERAGE PRACTICES

Brokers typically charge commissions or mark-ups/mark-downs to effect securities transactions. The Funds may also purchase securities from underwriters, the price of which will include a commission or concession paid by the issuer to the underwriter. The purchase price of securities purchased from dealers serving as market makers will include the spread between the bid and asked prices. Brokerage transactions involving securities of companies domiciled in countries other than the United States will normally be conducted on the principal stock exchange of those countries. In most international markets, commission rates are not negotiable and may be higher than the negotiated commission rates available in the United States. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the United States.

SAM determines the broker/dealers through whom securities transactions for the Funds are executed. SAM may select a broker/dealer who may receive a commission for portfolio transactions exceeding the amount another broker/dealer would have charged for the same transaction if SAM determines that such amount of commission is reasonable in relation to the value of the brokerage and research services performed or provided by the broker/dealer, viewed in terms of either that particular transaction or SAM's overall responsibilities to the client for whose account such portfolio transaction is executed and other accounts advised by SAM. Research services include market information, analysis of specific issues, presentation of special situations and trading opportunities on a timely basis, advice concerning industries, economic factors and trends, portfolio strategy and performance of accounts. Research services come in the form of written reports, telephone conversations between brokerage security analysts and members of SAM's staff, and personal visits by such analysts and brokerage strategists and economists to SAM's office.

Research services are used in advising all accounts, including accounts advised by related persons of SAM, and not all such services are necessarily used by SAM in connection with the specific account that paid commissions to the broker/dealer providing such services. SAM does not acquire research services through the generation of credits with respect to principal transactions or transactions in financial futures.

The overall reasonableness of broker commissions paid is evaluated periodically. Such evaluation includes a review of what competing broker/dealers are willing to charge for similar types of services and what discounts are being granted by brokerage firms. The evaluation also considers the timeliness and accuracy of the research received.

The following table states the total amount of brokerage expenses for the following Funds for the fiscal years ended December 31, 1999, 1998 and 1997:

                          FISCAL YEAR OR PERIOD ENDED


                                   December 31, 1999            December 31, 1998           December 31, 1997
                               --------------------------  ---------------------------  --------------------------
Growth Opportunities Fund                                                  $2,693,078*                  $  817,674
Equity Fund                                                                $1,204,661                   $1,180,261
Dividend Income Fund                                                       $  344,745                   $  341,428
Northwest Fund                                                             $   48,671                   $   63,531
Balanced Fund                                                              $   16,890                   $    9,913
International Fund                                                         $   16,320                   $   16,054
Small Company Fund                                                         $   92,111                   $   24,185
U.S. Value Fund                                                            $   14,106                   $   10,224**

* The increase in brokerage amounts was a result of significant acquisition and sales activities which are not typical for the Growth Opportunities Fund on a historical basis.

** The total amount of brokerage expenses for the U.S. Value Fund for the period from April 30, 1997 (initial public offering) to December 31, 1997.


TAX INFORMATION
---------------

GENERAL

Each Fund is treated as a separate corporation for federal income tax purposes and intends to continue to qualify for treatment as a "regulated investment company" ("RIC") under Subchapter M of the Internal Revenue Code of 1986 ("Code"). To qualify for that treatment, a Fund (1) must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income (consisting generally of taxable net investment income, net short-term capital gain, and net gains from certain foreign currency transactions, plus its net income excludable from gross income under section 103(a) of the Code ("Distribution Requirement"); (2) must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); and (3) must satisfy certain diversification requirements. Each Fund intends to satisfy all such requirements, including making sufficient distributions to shareholders to relieve it from liability for federal income tax and the federal excise tax described below.

If a Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed at corporate rates on the full amount of its taxable income for that year (even if it distributed that income to its shareholders), and (2) the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) and distributions that otherwise would be "exempt-interest dividends," described below, as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

All or part of the dividends paid by a Fund will qualify as "exempt-interest dividends," and thus will be excludable from its shareholders' gross income for federal income tax purposes, if the Fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a); each Tax-Exempt Bond Fund and the Tax-Free Money Fund (collectively "Tax-Exempt Funds") intends to continue to satisfy this requirement. The aggregate dividends excludable from a Tax-Exempt Fund's shareholders' gross income may not exceed its net tax-exempt income. Shareholders' treatment of dividends from a Tax-Exempt Fund under state and local income tax laws may differ from the treatment thereof under the Code. Investors should consult their tax advisers concerning this matter.

A Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income and capital gain net income for that year, plus certain other amounts.

If shares of a Fund are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of exempt-interest dividends received on those shares, and any part of the loss that is not disallowed will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any distribution (other than an exempt-interest dividend), the shareholder will pay full price for the shares and receive some portion of the purchase price back as a taxable dividend or capital gain distribution.

Each Fund is required to withhold 31% of all taxable dividends, capital gain distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate also is required from taxable dividends and those distributions payable to such shareholders who otherwise are subject to backup withholding.

No portion of the dividends or other distributions paid by any Fund other than a series of the Common Stock Trust is eligible for the dividends-received deduction allowed to corporations.

SPECIAL TAX CONSIDERATIONS -- INVESTMENT IN DERIVATIVES (ALL FUNDS)

Purchasing and writing (selling) options involve complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from options derived by a Fund with respect to its business of investing in securities will be treated as qualifying income under the Income Requirement.

When a covered call option written (sold) by a Fund expires, the Fund realizes a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it realizes a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a Fund is exercised, the Fund is treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

If a Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option or short sale or a futures or forward contract) with respect to any stock, debt instrument (other than "straight debt"), or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time.
A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract entered into by a Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially similar or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).


SPECIAL TAX CONSIDERATIONS -- HEDGING


The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses the Funds realize in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures, and forward currency contracts derived by the International Fund with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.



Certain futures and foreign currency contracts in which the Funds may invest may be subject to section 1256 of the Code ("section 1256 contracts"). Any section 1256 contracts held by the Funds at the end of each taxable year, other than contracts with respect to which it has made a "mixed straddle" election, must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that the Funds must distribute to satisfy the Distribution Requirement, which will be taxable to shareholders as ordinary income, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it. The Funds may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and/or increasing the amount of dividends that a Fund must distribute to meet the Distribution Requirement and avoid imposition of the Excise Tax.


Code section 1092 (dealing with straddles) also may affect the taxation of certain hedging instruments in which the Funds may invest. That section defines a "straddle" as offsetting positions with respect to actively traded personal property; for these purposes, options, futures, and forward currency contracts are personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of straddle transactions are not entirely clear.

SPECIAL TAX CONSIDERATIONS -- INVESTMENT IN FOREIGN SECURITIES

The International Fund and any other Fund that invests in foreign securities may be required to pay income, withholding, or other taxes to a foreign government. If so, the taxes will reduce the Fund's distributions. Foreign tax withholding from dividends and interest (if any) is typically set at 10% or 15% if there is a treaty with the foreign government that addresses this issue. If no such treaty exists, the foreign tax withholding generally will be 30%. Amounts withheld for foreign taxes will reduce the amount of dividend distributions to shareholders.

The International Fund intends to make an election that will allow shareholders to claim an offsetting credit or deduction on their tax return for their share of foreign taxes paid by the Fund. Pursuant to this election, which the International Fund may make if more than 50% of the value of its total assets at the close of any taxable year consists of securities of foreign corporations, the Fund would treat foreign income and withholding taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend paid by the Fund that represents income from foreign sources as the shareholder's own income from those sources, and (3) could either deduct the foreign taxes deemed paid by the shareholder in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. If the Fund makes this election, it will report to its shareholders shortly after each taxable year their respective shares of the foreign taxes it paid and its income from sources within foreign countries. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

Gains or losses resulting from exchange rate fluctuations between the time a Fund accrues interest or other receivables, or accrues expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities are treated as ordinary income or loss. Similarly, gains or losses on forward currency contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security also are treated as ordinary gain or loss. These gains, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If a Fund's distributions exceed its taxable income in any year because of currency-related losses or otherwise, all or a portion of its dividends may be treated as a return of capital to its shareholders for tax purposes. To minimize the risk of a return of capital, a Fund may adjust its dividends to take currency fluctuations into account, causing the dividends to vary. Any return of capital will reduce the cost basis of a shareholder's shares, resulting in a higher capital gain or lower capital loss when the shareholder sells the shares.

PFICs. Certain Funds may invest in the stock of PFICs. A PFIC is a foreign corporation -- other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which the Fund is a U.S. shareholder -- that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if a Fund holds stock of a PFIC, it will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its PRO RATA share of the QEF's annual ordinary earnings and net capital gain - which the Fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

Each Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over a Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the Fund for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). A Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

SPECIAL TAX CONSIDERATIONS -- HIGH-YIELD FUND AND MANAGED BOND FUND

The High-Yield and Managed Bond Funds may acquire zero coupon or other securities issued with original issue discount ("OID"). As a holder of such securities, each Fund must include in its income the portion of the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, the High-Yield Fund must include in its gross income securities it receives as "interest" on payment-in-kind securities. Because each Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

SPECIAL TAX CONSIDERATIONS -- TAX-EXEMPT FUNDS

Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of a Tax-Exempt Bond Fund generally is not deductible. In addition, entities or persons who are "substantial users" (or related persons) of facilities financed by most "private activity" bonds should consult their tax advisors before purchasing shares of any Tax-Exempt Fund. "Substantial user" is generally defined to include a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of most "private activity" bonds.

Each Tax-Exempt Fund may invest in municipal bonds that are purchased with "market discount." For these purposes, market discount is the amount by which a bond's purchase price is exceeded by its stated redemption price at maturity or, in the case of a bond that was issued with OID, the sum of its issue price plus accrued OID ("municipal market discount bonds"). Market discount less than the product of (1) 0.25% of the redemption price at maturity times and (2) the number of complete years to maturity after the taxpayer acquired the bond is disregarded. Market discount generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. Gain on the disposition of such a bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. In lieu of treating the disposition gain as described above, a Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

In the future, proposals may be introduced before Congress for the purpose of restricting or even eliminating the federal income tax exemption for interest on all or certain types of municipal obligations. If such a proposal were enacted, the availability of municipal obligations for investment by each Tax-Exempt Fund and the value of its portfolio would be affected. In that event, each Tax-Exempt Fund would review its investment objectives and policies.


CALIFORNIA STATE AND LOCAL TAX MATTERS


If the California Tax-Free Income Fund maintains at least 50% of the value of its assets in obligations the interest on which is exempt from California personal income tax, individual shareholders of the Fund who are subject to California personal income tax will not be required to include in their California gross income that portion of their dividends which the Fund clearly and accurately identifies as directly attributable to interest earned on obligations, the interest on which is exempt from California personal income tax. Distributions to such individual shareholders derived from interest on municipal obligations issued by governmental authorities in states other than California, net short-term capital gains and other taxable income will be taxed as dividends for purposes of California personal income taxation. Distributions to individual shareholders who are subject to California personal income tax that derive from interest, dividends, net short-term capital gains and other ordinary income by a Fund that does not maintain at least 50% of the value of its assets in obligations the interest on which is exempt from California personal income tax will be taxed in their entirety as dividends for purposes of California personal income taxation. The Fund's distributions of net capital gain for federal income tax purposes will be taxed as long-term capital gains to individual shareholders of the Fund for purposes of California personal income taxation. Gain or loss, if any, resulting from an exchange or redemption of shares will be recognized in the year of the exchange or redemption. Present California law taxes both long-term and short-term capital gains at the rates applicable to ordinary income. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of the California Tax-Free Income Fund generally will not be deductible for California personal income tax purposes. California has an alternative minimum tax similar to the federal alternative minimum tax. However, the California alternative minimum tax does not include interest from private activity bonds as an item of tax preference.

Generally corporate shareholders of a Fund subject to the California franchise tax will be required to include any gain on an exchange or redemption of shares and all distributions of exempt-interest, capital gains and other taxable income, if any, as income subject to such tax.

A Fund will not be subject to California franchise or corporate income tax on interest income or net capital gain it distributes to its shareholders.

Shares of a Fund will be exempt from local property taxes in California.

The foregoing is a general, abbreviated summary of certain of the provisions of the California Revenue and Taxation Code presently in effect as it directly governs the taxation of shareholders of a Fund. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult with their tax advisors for more detailed information concerning California tax matters.

RETIREMENT PLANS
----------------


Shares of any Fund (other than any Tax-Exempt Bond Fund) may be purchased as the underlying investment for an IRA meeting the requirements of sections 408(a), 408A, or 530 of the Code, as well as for qualified retirement plans described in Code section 401 and custodial accounts complying with Code section 403(b)(7).


TRADITIONAL IRAS. Certain investors may obtain tax advantages by establishing an IRA. Specifically, except as noted below, if neither you nor your spouse is an active participant in a qualified employer or government retirement plan, or if either you or your spouse is an active participant in such a plan and your adjusted gross income does not exceed a certain level, each of you may deduct cash contributions made to an IRA in an amount for each taxable year not exceeding the lesser of 100% of your earned income or $2,000. Notwithstanding the foregoing, a married investor who is not an active participant in such a plan and files a joint income tax return with his or her spouse (and their combined adjusted gross income does not exceed $150,000) is not affected by the spouse's active participant status. In addition, if your spouse is not employed and you file a joint return, you may establish a separate IRA for your spouse and contribute up to a total of $4,000 to the two IRAs, provided that neither contribution exceeds $2,000. If your employer's plan qualifies as a SIMPLE (see below), permits voluntary contributions, and meets certain requirements, you may make voluntary contributions to that plan that are treated as deductible IRA contributions.

Even if you are not in one of the categories described in the preceding paragraph, you may find it advantageous to invest in Fund shares through nondeductible IRA contributions, up to certain limits, because all dividends and other distributions on your shares are then not immediately taxable to you or the IRA; they become taxable only when distributed to you. To avoid penalties, your interest in an IRA must be distributed, or start to be distributed, to you not later than the end of the taxable year in which you attain age 70 1/2. Distributions made before age 59 1/2, in addition to being taxable, generally are subject to a penalty equal to 10% of the distribution, except in the case of death or disability or where the distribution is rolled over into another qualified plan or certain other situations.

ROTH IRAS. A shareholder whose adjusted gross income (or combined adjusted gross income with his or her spouse) does not exceed certain levels may establish and contribute up to $2,000 per tax year to a Roth IRA. In addition, for a shareholder whose adjusted gross income does not exceed $100,000 (or is not married filing a separate return), certain distributions from traditional IRAs may be rolled over to a Roth IRA and any of the shareholder's traditional IRAs may be converted to a Roth IRA; these rollover distributions and conversions are, however, subject to federal income tax.

Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in a Roth IRA, and withdrawals of earnings are not subject to federal income tax if the account has been held for at least five years (or in the case of earnings attributable to rollover contributions from or conversions of a traditional IRA, the rollover or conversion occurred more than five years before the withdrawal) and the account holder has reached age 59 1/2 (or certain other conditions apply).

EDUCATION IRAS. Although not technically for retirement savings, an Education IRA provides a vehicle for saving for a child's higher education. An Education IRA may be established for the benefit of any minor, and any person whose adjusted gross income does not exceed certain levels may contribute to an Education IRA, provided that no more than $500 may be contributed for any year to Education IRAs for the same beneficiary. Contributions are not deductible and may not be made after the beneficiary reaches age 18; however, earnings accumulate tax-free, and withdrawals are not subject to tax if used to pay the qualified higher education expenses of the beneficiary (or a member of his or her family).

SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES - SIMPLES. An employer with no more than 100 employees that does not maintain another retirement plan instead may establish a SIMPLE either as separate IRAs or as part of a Code section 401(k) plan. A SIMPLE, which is not subject to the complicated nondiscrimination rules that generally apply to qualified retirement plans, will allow certain employees to make elective contributions of up to $6,000 per year and will require the employer to make either matching contributions up to 3% of each such employee's salary or a 2% nonelective contribution.

SEP-IRAS. Simplified employee pension plans ("SEPs" or "SEP-IRAs") provide self-employed individuals (and any eligible employees) with benefits similar to Keogh plans (i.e., self-employed individual retirement plans) or Code section 401(k) plans, but with fewer administrative requirements and therefore potentially lower annual administration expenses.

PROFIT-SHARING (INCLUDING SECTION 401(k)) AND MONEY PURCHASE PENSION PLANS.

Corporations and other employers can sponsor these qualified defined contribution plans for their employees. A section 401(k) plan, a type of profit-sharing plan, additionally permits the eligible participating employees to make pre-tax salary reduction contributions to the plan (up to certain limits).

CODE SECTION 403(b)(7) CUSTODIAL ACCOUNTS. Employees of public schools and most other tax-exempt organizations can make pre-tax salary reduction contributions to these accounts.

WITHHOLDING. Withholding at the rate of 20% is required for federal income tax purposes on certain distributions (excluding, for example, certain periodic payments) from the foregoing retirement plans (except IRAs and SEPs), unless the recipient transfers the distribution directly to an "eligible retirement plan" (including IRAs and other qualified plans) that accepts those distributions. Other distributions generally are subject to regular wage withholding or withholding at the rate of 10% (depending on the type and amount of the distribution), unless the recipient elects not to have any withholding apply. Investors should consult their plan administrator or tax adviser for further information.

FINANCIAL STATEMENTS


The following financial statements of each Trust and the report thereon of ___________, independent auditors, are incorporated herein by reference to each respective Trust's Annual Report for the year ended December 31, 1999.

          Portfolio of Investments as of December 31, 1999

          Statement of Assets and Liabilities as of December 31, 1999 Statement of Operations for the Year Ended December 31, 1999 Statement of Changes in Net Assets for the Years or Period
               Ended December 31, 1999 and December 31, 1998
          Notes to Financial Statements

Copies of each Trust's No-Load Annual Report accompany this SAI. Additional copies may be obtained by calling SAFECO Services at 1-800-426-6730 nationwide or by writing to the address on the first page of this SAI.


DESCRIPTION OF RATINGS
----------------------


Ratings by Moody's, S&P and Fitch represent opinions of those organizations as to the investment quality of the rated obligations. Investors should realize these ratings do not constitute a guarantee that the principal and interest payable under these obligations will be paid when due.

COMMERCIAL PAPER AND PREFERRED STOCK RATINGS

COMMERCIAL PAPER RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations with an original maturity not exceeding one year.

Prime-1 -- Issuers (or supporting institutions) rated Prime-1 ("P-1") have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

          .  Leading market positions in well-established industries.
          .  High rates of return on funds employed.
          . Conservative capitalization structure with moderate reliance on debt and ample asset protection.
          . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
          . Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 -- Issuers (or supporting institutions) rated Prime-2 ("P-2") have a strong ability for repayment of senior short-term obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

PREFERRED STOCK RATINGS

Generally, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends. A preferred stock rating differs from a bond rating since it is assigned to an equity issue which is different from, and subordinate to, a debt issue.

MOODY'S

aaa -- An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa -- An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

a -- An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa -- An issue which is rated "baa" is considered to be an upper-medium grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba -- An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b -- An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa -- An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca -- An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c -- This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


S&P

AAA -- This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA -- A preferred stock issue rated "AA" also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

A -- An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

BB, B, CCC -- Preferred stock rated "BB," "B" and "CCC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC -- The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

C -- A preferred stock rated "C" is a nonpaying issue.

D -- A preferred stock rated "D" is a nonpaying issue with the issuer in default on debt instruments.

N.R. -- This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

PLUS (+) OR MINUS (-) To provide more detailed indications of preferred stock quality, ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

BOND RATINGS

MOODY'S

Investment Grade:

Aaa -- Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A -- Bonds which are rated "A" possess many favorable investment attributes and are to be considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated "Baa" are considered medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Below Investment Grade:

Ba -- Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds of this class.

B -- Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated "C" are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P

Investment Grade:

AAA -- Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A -- Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB -- Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Below Investment Grade:

BB, B, CCC, CC, C -- Debt rated "BB," "B," "CCC," "CC," and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

C1 -- The rating "C1" is reserved for income bonds on which no interest is being paid.

D -- Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

PLUS (+) OR MINUS (-): The ratings may be modified from "AA" to "CCC" by the addition of a plus or minus sign to show relative standing within the major rating categories.


FITCH

Investment Grade:

AAA - AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments.

AA - AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments.

A - A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, however, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB - BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Below Investment Grade:

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded as having speculative characteristics and a possibility of credit risk, ranging from a possibility of credit risk at BB, to a significant credit risk at B, to a high default risk at CCC, CC and C.


MUNICIPAL NOTES AND OTHER SHORT-TERM OBLIGATION RATINGS

MOODY'S

Moody's rates municipal notes and other short-term obligations using Moody's Investment Grade ("MIG").

MIG-1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG-3 -- This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

S&P

Ratings for municipal notes and other short-term obligations are designated by S&P's note rating. S&P's note rating reflects the liquidity concerns and market-access risk unique to notes. Notes due in three years or less will likely receive a note rating.

SP-1 -- Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.


FITCH

F1 - Indicates the best capacity for timely payment of financial commitments.

F2 - A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 - The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B - Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

                      STATEMENT OF ADDITIONAL INFORMATION

                                ADVISOR CLASS A
                                ADVISOR CLASS B
                                ADVISOR CLASS C*


SAFECO COMMON STOCK TRUST:                   SAFECO TAXABLE BOND TRUST:
SAFECO GROWTH OPPORTUNITIES FUND*             SAFECO INTERMEDIATE-TERM
      SAFECO EQUITY FUND*                        U.S. TREASURY FUND
SAFECO DIVIDEND INCOME FUND*                 SAFECO HIGH-YIELD BOND FUND*
  SAFECO NORTHWEST FUND*                     SAFECO GNMA FUND
   SAFECO BALANCED FUND                      SAFECO MANAGED BOND TRUST:
 SAFECO INTERNATIONAL STOCK FUND*             SAFECO MANAGED BOND FUND
 SAFECO SMALL COMPANY VALUE FUND
    SAFECO U.S. VALUE FUND                   SAFECO MONEY MARKET TRUST:
                                              SAFECO MONEY MARKET FUND*
SAFECO TAX-EXEMPT BOND TRUST:
 SAFECO MUNICIPAL BOND FUND
  SAFECO CALIFORNIA TAX-FREE
         INCOME FUND


This Statement of Additional Information ("SAI") is not a prospectus itself. It should be read in conjunction with the Class A, Class B and Class C Shares Prospectus dated May 1, 2000 for each Fund listed above (collectively, "Funds"). To receive a copy of the Funds' Prospectus, write to: SAFECO Mutual Funds, Class A, B and C Shares, P.O. Box 34890, Seattle, Washington 98124-1890, or call:

                   Nationwide                    Deaf and Hard of Hearing
                   800-528-6501                  TDD/TTY Service
                                                 800-438-8718

The date of the most current Prospectus to which this SAI relates is May 1, 2000.

                               TABLE OF CONTENTS

GENERAL INFORMATION................................
OVERVIEW OF INVESTMENT POLICIES....................
I. Fundamental Investment Policies.................
II. Non-Fundamental Investment Policies............
ADDITIONAL INVESTMENT INFORMATION..................
SPECIAL INVESTMENT RISKS...........................
     BELOW INVESTMENT GRADE BONDS..................
     FOREIGN SECURITIES............................
     FOREIGN CURRENCY TRANSACTIONS.................
     HEDGING TRANSACTIONS..........................
     GEOGRAPHIC AND ISSUER SIZE LIMITATIONS........
REDEMPTION IN KIND.................................
REDUCED SALES CHARGE PLAN..........................
CONVERSION OF CLASS B SHARES.......................
INFORMATION ON CALCULATION OF NET ASSET............
VALUE PER SHARE....................................
PERFORMANCE INFORMATION............................
INFORMATION ON DIVIDENDS FOR THE...................
    MONEY MARKET FUND..............................
MANAGEMENT OF THE FUNDS............................
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS OF......
CERTAIN FUNDS......................................
INVESTMENT ADVISORY AND OTHER SERVICES.............
BROKERAGE PRACTICES................................
TAX INFORMATION....................................
RETIREMENT PLANS...................................
FINANCIAL STATEMENTS...............................
DESCRIPTION OF RATINGS.............................

General Information


Each of the SAFECO Common Stock Trust (the "Common Stock Trust"), the SAFECO Managed Bond Trust (the "Managed Bond Trust"), the SAFECO Tax-Exempt Bond Trust (the "Tax-Exempt Bond Trust"), the SAFECO Taxable Bond Trust (the "Taxable Bond Trust"), and the SAFECO Money Market Trust (the "Money Market Trust") was established as a Delaware business trust under a Declaration of Trust dated May 13, 1993. All are registered as open-end management investment companies under the Investment Company Act of 1940, as amended (the "1940 Act").


The Common Stock Trust offers its shares through eight diversified series funds:
The SAFECO Growth Opportunities Fund ("Growth Opportunities Fund"), formerly known as the SAFECO Growth Fund, SAFECO Equity Fund ("Equity Fund"), SAFECO Dividend Income Fund ("Dividend Income Fund"), formerly known as the SAFECO Income Fund, SAFECO Northwest Fund ("Northwest Fund"), SAFECO International Stock Fund ("International Fund"), SAFECO Balanced Fund ("Balanced Fund"), SAFECO Small Company Value Fund ("Small Company Fund"), formerly known as the SAFECO Small Company Stock Fund, and SAFECO U.S. Value Fund ("U.S. Value Fund").



The Taxable Bond Trust offers its shares through three diversified series funds:
The SAFECO Intermediate-Term U.S. Treasury Fund ("Intermediate-Term U.S. Treasury Fund"), the SAFECO GNMA Fund ("GNMA Fund"), and the SAFECO High-Yield Bond Fund ("High-Yield Fund").


The Managed Bond Trust offers its shares through a single diversified series fund: The SAFECO Managed Bond Fund ("Managed Bond Fund").


The Tax-Exempt Bond Trust offers its shares through four diversified series funds: The SAFECO Intermediate-Term Municipal Bond Fund ("Intermediate-Term Municipal Bond Fund"), the SAFECO Insured Municipal Bond Fund ("Insured Municipal Bond Fund"), the SAFECO Municipal Bond Fund ("Municipal Fund"), and the SAFECO California Tax-Free Income Fund ("California Tax-Free Income Fund") (collectively, the "Tax-Exempt Bond Funds").


The Money Market Trust offers its shares through two diversified series funds:
The SAFECO Money Market Fund ("Money Market Fund"), and the SAFECO Tax-Free Money Market Fund ("Tax-Free Money Market Fund") (collectively, the "Money Market Funds").


Three of the Funds offer only No-Load Class Shares. They are: the Intermediate-Term Municipal Bond Fund, the Insured Municipal Bond Fund, and the Tax-Free Money Market Fund. All of the other Funds offer multiple classes of shares. Class A, Class B and Class C shares of the Funds are described in this SAI. In general, Class A shares are sold subject to a front-end charge and pay a Rule 12b-1 fee. Class B shares are not subject to a front-end sales charge, but may be subject to a contingent deferred sales charge if the shares are sold within six years of their purchase and pay a higher 12b- 1 fee than Class A shares. Class B shares held for six years automatically convert to Class A shares. Class C shares are not subject to a front-end sales charge, but may be subject to a contingent deferred sales charge if the shares are sold within 12 months after their purchase, and pay a higher 12b-1 fee than Class A shares. Unlike Class B shares, Class C shares will not convert to any other share class.

OVERVIEW OF INVESTMENT POLICIES
-------------------------------


The investment policies of the Funds are described in the Prospectuses and this SAI. These policies state the investment practices that the Funds will follow, in some cases limiting investments to a certain percentage of assets, as well as those investment activities that are prohibited. The types of securities (e.g., common stock, U.S. government securities or bonds) the Funds may purchase are disclosed in the Prospectuses and this SAI. The Funds have no intention to purchase securities that the following policies permit, but which are not currently described in the Fund's Prospectus or this SAI. If a policy's percentage limitation is adhered to immediately after and as a result of an investment, a later increase or decrease in values, net assets or other circumstances will not be considered in determining whether a Fund complies with the applicable limitation (except to the extent the change may impact a Fund's borrowing limit).


With respect to the investment restrictions of the Tax-Exempt Bond Funds, the entity that has the ultimate responsibility for the payment of interest and principal on a particular security generally is deemed to be its issuer for purposes of such Funds' investment policies. The identification of the issuer of a tax-exempt security for purposes of diversification depends on the terms and conditions of the security. For example, when the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer for diversification purposes. Similarly, in the case of an industrial development bond, if the bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer for purposes of diversification.


Each Fund's fundamental investment policies can be changed only with the approval of a "majority of its outstanding voting securities," as defined by the 1940 Act. For purposes of such approval, the vote of a majority of the outstanding voting securities of a Fund means the vote, at a meeting of the shareholders of such Fund duly called, of (i) 67% or more of the voting securities present at such meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is less. Non-fundamental policies may be changed without shareholder approval.

I.   FUNDAMENTAL INVESTMENT POLICIES
     -------------------------------

The six fundamental investment policies listed below apply to all of the Funds:

1. The Fund may not borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

2. The Fund may not underwrite the securities of other issuers except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

3. The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein, or exercising rights under agreements relating to such securities including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

4. The Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts or investing in securities that are secured by physical commodities.

5. The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

6. The Fund will not purchase securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to these limitations, and except that these limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to securities issued by other open-end investment companies.

The fundamental policy below applies to all Funds except the Money Market Fund:


     The Fund will not make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities


The fundamental policy below applies only to the Money Market Fund:

     The Fund will not make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or certain bank instruments issued by domestic banks.

The fundamental policy below applies only to the Municipal Bond Fund and the California Tax-Free Income Fund:

     During normal market conditions, the Fund will not invest less than 80% of its net assets in obligations the interest on which is exempt from federal income tax and, in the case of the California Tax-Free Income Fund, also from California state personal income tax.


                 II.  NON-FUNDAMENTAL INVESTMENT POLICIES
                      -----------------------------------

In addition to the policies described in the Funds' Prospectuses. The following six non-fundamental policies have been adopted by all Funds covered by this SAI except as noted.


1.   Foreign Currency:  [All Funds except International Fund] The Fund will
     ----------------
     not buy or sell foreign currency, except as necessary to convert the proceeds of the sale of foreign portfolio securities into U.S. dollars.


2.   Foreign Securities:  [All Funds except International Fund] The Fund may
     ------------------
     invest up to 20% of its total assets in foreign securities which are listed on a national exchange, including investments in American Depository Receipts.


3.   Temporary Investments:  The Fund may purchase as temporary investments
     ---------------------
     for its cash: commercial paper; certificates of deposit; shares of no-load, open-end money market funds; repurchase agreements (subject to restrictions on the Fund's investment in illiquid securities), and other short-term investments.


4.   Illiquid Securities:  If immediately after and as a result of such action
     -------------------
     the value of the following securities, in the aggregate, would exceed 15% of the Fund's net assets [10% in the case of the Money Market Fund], the Fund will not (i) purchase securities for which there is no readily available market, (ii) purchase time deposits maturing in more than seven days, (iii) purchase over-the-counter ("OTC") options or hold assets set aside to cover OTC options written by the Fund, (iv) enter into repurchase agreements maturing in more than seven days, or (v) invest in interests in real estate investment trusts which are not readily marketable or interests in real estate limited partnerships which are not listed or traded on the NASDAQ Stock Market.

5.   Purchasing Securities on Margin:  The Fund will not purchase securities on
     -------------------------------
     margin. However, the Fund may (i) obtain short-term credits as necessary to clear its purchases and sales of securities, and (ii) make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.


6.   Leverage:  The Fund may borrow money (i) from banks, (ii) from SAFECO
     --------
     Corporation or its affiliated companies, or (iii) by engaging in reverse repurchase agreements. The Fund will not purchase securities while borrowings equal to 5% or more of its total assets are outstanding, although the Fund may complete purchase transactions to which it committed prior to reaching the 5% threshold.


In addition to the common non-fundamental policies described above, the following non-fundamental policies apply to each of the Funds of the named Trust except as noted:


SAFECO Common Stock Trust


Real Estate Investment Trusts: The Fund may invest up to 10% of its total assets in shares of real estate investment trusts.

Convertible Securities: [Growth Opportunities Fund, Equity Fund, Northwest Fund, Small Company Fund and U.S. Value Fund only] The Fund may invest in securities convertible into common stock, but less than 35% of its total assets will be invested in such securities.

SAFECO Managed Bond Trust


Temporary Defensive Measures: The Fund may hold cash as a temporary defensive measure when market conditions so warrant.

When-Issued Securities: The Fund may purchase "when-issued" or "delayed-delivery" securities, and may purchase or sell securities on a "forward commitment" basis.


SAFECO Taxable Bond Trust


Temporary Defensive Measures: The Fund may hold cash as a temporary defensive measure when market conditions so warrant.


When-Issued Securities: The Fund may purchase "when-issued" or "delayed-delivery" securities, and may purchase or sell securities on a "forward commitment" basis.


SAFECO Tax-Exempt Bond Trust


Temporary Defensive Measures: The Fund may hold cash as a temporary defensive measure when market conditions so warrant.


When-Issued Securities: The Fund may purchase "when-issued" or "delayed-delivery" securities, and may purchase or sell securities on a "forward commitment" basis.


Municipal Project Concentration: The Fund will limit its investment in municipal obligations the interest on which is payable from the revenues of similar types of projects to less than 25% of the Fund's total assets. As a matter of operating policy, "similar types of projects" may include sports, convention or trade show facilities; airports or mass transportation; sewage or solid waste disposal facilities; or air and water pollution control projects.


Short-Term Tax-Exempt Obligations: The Fund may invest in any of the following types of short-term, tax-exempt obligations: municipal notes of issuers rated, at the time of purchase, within one of the three highest grades assigned by a nationally recognized statistical rating organization ("NRSRO"); unrated municipal notes offered by issuers having outstanding municipal bonds rated within one of the three highest grades assigned by an NRSRO; notes issued by or on behalf of municipal issuers that are guaranteed by the U.S. Government; tax-exempt commercial paper assigned one of the two highest grades by an NRSRO; certificates of deposit issued by banks with assets of $1,000,000,000 or more; and municipal obligations that have a maturity of one year or less from the date of purchase.


U.S. Government Obligations: The Fund may invest in obligations of the U.S. Government, its agencies or instrumentalities or in qualified repurchase agreements, the net interest on which is taxable for federal income tax purposes.


Municipal Notes: The Fund may invest in municipal notes, including tax anticipation, revenue anticipation and bond anticipation notes and tax-exempt commercial paper.

Single State Concentration: [All Tax-Exempt Bond Funds except the California Tax-Free Income Fund] The Fund will limit its investment in securities whose issuers are located in the same state to less than 25% of the Fund's total assets.


SAFECO Money Market Trust


Temporary Defensive Measures: The Fund may hold cash as a temporary defensive measure when market conditions so warrant.


When-Issued Securities: The Fund may purchase "when-issued" or "delayed-delivery" securities, and may purchase or sell securities on a "forward commitment" basis.


Municipal Project Concentration: The Fund will limit its investment in municipal obligations the interest on which is payable from the revenues of similar types of projects to less than 25% of the Fund's total assets. As a matter of operating policy, "similar types of projects" may include sports, convention or trade show facilities; airports or mass transportation; sewage or solid waste disposal facilities; or air and water pollution control projects.


Single State Concentration: The Fund will limit its investment in securities whose issuers are located in the same state to less than 25% of the Fund's total assets.


Single Issuer Concentration: The Fund may invest up to 25% of its total assets in the "first tier securities" of a single issuer for up to three business days after purchase. First tier securities are securities (1) rated in the highest short-term category by two nationally recognized statistical rating organizations ("NRSROs"); (2) rated in the highest short-term rating category by a single NRSRO if only that NRSRO has assigned the securities a short-term rating; or (3) unrated, but determined by SAM to be of comparable quality.


ADDITIONAL INVESTMENT INFORMATION
---------------------------------


STOCK FUNDS


The Growth Opportunities Fund, Equity Fund, Dividend Income Fund, Northwest Fund, Balanced Fund, International Fund, Small Company Fund, and U.S. Value Fund may make the following investments, among others, although they may not buy all of the types of securities that are described.


1. Common Stocks and Preferred Stocks. Common stocks represent equity interest in a corporation. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and overall market and economic conditions. Preferred stocks are equity securities whose owners have a claim on a company's earnings and assets before holders of common stock, but after debt holders. The risk characteristics of preferred stocks are similar to those of common stocks, except that preferred stocks are generally subject to less risk than common stocks.

2. Bonds and Other Debt Securities. The Funds may invest in bonds and other debt securities that are rated investment grade, or unrated bonds determined by SAM to be of comparable quality to such rated bonds. Bonds rated in the lowest category of investment grade (Baa by Moody's and BBB by S&P and Fitch) and comparable unrated bonds have speculative characteristics and are more likely to have a weakened capacity to make principal and interest payments under changing economic conditions or upon deterioration in the financial condition of the issuer.

     Bonds and debt securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. The value of bonds and other debt securities will normally vary inversely with interest rates. In general, bond prices rise when interest rates fall, and bond prices fall when interest rates rise. Debt securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Long-term bonds are generally more sensitive to interest rate changes than short-term bonds.

3. Convertible Securities. Convertible bonds and convertible preferred stock may be exchanged for a stated number of shares of the issuer's common stock at a certain price known as the conversion price. The conversion price is usually greater than the price of the common stock at the time the convertible security is purchased. Generally, the interest rate of convertible bonds and the yield of convertible preferred stock will be lower than the issuer's non-convertible securities. Also, the value of convertible securities will normally vary with the value of the underlying common stock and fluctuate inversely with interest rates. However, convertible securities may show less volatility in value than the issuer's non-convertible securities. A risk associated with convertible bonds and convertible preferred stock is that the conversion price of the common stock will not be attained. The Growth Opportunities Fund and the Dividend Income Fund may purchase convertible securities if such securities offer a higher yield than an issuer's common stock and provide reasonable potential for capital appreciation. The Equity Fund and the U.S. Value Fund may invest in convertible corporate bonds that are rated below investment grade (commonly referred to as "high-yield" or "junk" bonds) or in comparable, unrated bonds, but less than 35% of the Fund's net assets will be invested in such securities.

4. Warrants. A warrant is an option issued by a corporation that gives the holder the right to buy a stated number of shares of common stock of the corporation at a specified price within a designated time period. Warrants may be purchased and sold separately or attached to stocks or bonds as part of a unit offering. The term of a warrant may run from two to five years and in some cases the term may be longer. The exercise price carried by the warrant is usually well above the prevailing market price of the underlying common stock at the time the warrant is issued. The holder of a warrant has no voting rights and receives no dividends. Warrants are freely transferable and may trade on the major national exchanges. Warrants may be speculative. Generally, the value of a warrant will fluctuate by greater percentages than the value of the underlying common stock. The primary risk associated with a warrant is that the term of the warrant may expire before the exercise price of the common stock has been reached. Under these circumstances, a Fund could lose all of its principal investment in the warrant.

     A Fund will invest in a warrant only if the Fund has the authority to hold the underlying common stock. Additionally, if a warrant is part of a unit offering, a Fund will purchase the warrant only if it is attached to a security in which the Fund has authority to invest. In all cases, a Fund will purchase warrants only after SAM determines that the exercise price for the underlying common stock is likely to be achieved within the required time-frame and for which an actively traded market exists. SAM will make this determination by analyzing the issuer's financial health, quality of management and any other factors deemed to be relevant.

5. Restricted Securities and Rule 144A Securities. Restricted securities are securities that may be sold only in a public offering with respect to which a registration statement is in effect under the 1933 Act or, if they are unregistered, pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional markets for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A, which is designed to further facilitate efficient trading among institutional investors by permitting the sale of Rule 144A securities to qualified institutional buyers. To the extent privately placed securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, the Funds likely will be able to dispose of the securities without registering them under the 1933 Act. SAM, acting under guidelines established by the Trust's Board of Trustees, may determine that certain securities qualified for trading under Rule 144A are liquid.

     Where registration is required, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. To the extent privately placed securities are illiquid, purchases thereof will be subject to any limitations on investments in illiquid securities. Restricted securities for which no market exists are priced at fair value as determined in accordance with procedures approved and periodically reviewed by the Trust's Board of Trustees.

6. Repurchase Agreements. Repurchase agreements are transactions in which a Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Repurchase agreements may be considered loans of money to the seller of the underlying security, which are collateralized by the securities underlying the repurchase agreement. A Fund will not enter into a repurchase agreement unless the agreement is fully collateralized and the Fund will value the securities underlying the repurchase agreement daily to assure that this condition is met. If the value of these securities is less than the repurchase price, plus any agreed-upon additional amount, the other party to the agreement must provide additional collateral so that at all times the collateral is at least equal to the repurchase price, plus any agreed-upon additional amount.

     Repurchase agreements carry certain risks not associated with direct investments in securities, including delays and costs to a Fund if the other party to a repurchase agreement defaults or becomes bankrupt. Each Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by SAM to present minimal credit risks in accordance with guidelines established by the Trust's Board of Trustees. SAM will review and monitor the creditworthiness of those institutions under the Board's general supervision. Foreign repurchase agreements may be less well secured than U.S. repurchase agreements and may be subject to currency risks. In addition, foreign counterparties may be less creditworthy than U.S. counterparties.

7. American Depositary Receipts ("ADRs"). ADRs are registered receipts evidencing ownership of an underlying foreign security. They typically are issued in the United States by a bank or trust company. In addition to the risks of foreign investment applicable to the underlying securities, ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank or trust company, or that such information in the U.S. market may not be current. ADRs which are structured without sponsorship of the issuer of the underlying foreign security may also be subject to the risk that the foreign issuer may not provide financial and other material information to the U.S. bank or trust company issuer. The International Fund may utilize European Depositary Receipts ("EDRs"), which are similar instruments. EDRs may be in bearer form and are designed for use in the European securities markets.


8. Foreign Securities. Foreign securities are subject to risks in addition to those inherent in investments in domestic securities. (See "SPECIAL INVESTMENT RISKS -- Foreign Securities," below for additional information.) Each of the Funds other than the International Fund may invest up to 20% of its total assets in foreign securities. The International Fund may invest 100% of its assets in foreign securities.


9. Indexed Securities. Indexed securities are securities whose prices are indexed to the prices of other securities, securities indices, currencies, commodities or other financial indicators. Indexed securities generally are debt securities whose value at maturity or interest rate is determined by reference to a specific instrument or statistic. Currency-indexed securities generally are debt securities whose maturity values or interest rates are determined by reference to values of one or more specified foreign currencies. Currency-indexed securities may be positively or negatively indexed; i.e., their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of different foreign securities relative to each other.

     The performance of an indexed security depends largely on the performance of the security, currency or other instrument to which it is indexed. Performance may also be influenced by interest rate changes in the United States and foreign countries. Indexed securities additionally are subject to credit risks associated with the issuer of the security. Their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may also be more volatile than their underlying instruments.

10. Cash or High Quality, Short-Term Securities Issued by an Agency or Instrumentality of the U.S. Government, High Quality Commercial Paper, Certificates of Deposit, Shares of No-Load, Open-End Money Market Funds or Repurchase Agreements. The Funds may purchase these short-term securities as a cash management technique under those circumstances where they have cash to manage for a short time period, for example, after receiving proceeds from the sale of securities, dividend distributions from portfolio securities or cash from the sale of Fund shares to investors. In making temporary investments in commercial paper and certificates of deposit, a Fund will adhere to the following guidelines:

          (a) Commercial paper must be rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or issued by companies with an unsecured debt issue currently outstanding rated AA by S&P or Aa by Moody's or higher.

          (b) Certificates of deposit ("CDs") must be issued by banks or savings and loan associations that have total assets of at least $1 billion or, in the case of a bank or savings and loan association not having total assets of at least $1 billion, the bank or savings and loan association is insured by the FDIC. The Growth Opportunities Fund's investments in CDs issued by FDIC-insured banks or savings and loans having less than $1 billion in assets will be limited in amount to the statutory insurance coverage provided by the FDIC.


11. Contingent Value Rights. A contingent value right ("CVR") is a right issued by a corporation that takes on a pre-established value if the underlying common stock does not attain a target price by a specified date. Generally, a CVR's value will be the difference between the target price and the current market price of the common stock on the target date. If the common stock does attain the target price by the stated date, the CVR expires without value. CVRs may be purchased and sold as part of the underlying common stock or separately from the stock. CVRs may also be issued to owners of the underlying common stock as the result of a corporation's restructuring.

12. Real Estate Investment Trusts ("REITS"). REITs purchase real property, which is then leased, and make mortgage investments. For federal income tax purposes REITs attempt to qualify for beneficial "modified pass through" tax treatment by annually distributing at least 95% of their taxable income. If a REIT were unable to qualify for such beneficial tax treatment, it would be taxed as a corporation and the distributions made to its shareholders would not be deductible by it in computing its taxable income. REITs are dependent upon the successful operation of the properties owned and the financial condition of lessees and mortgagors. The value of REIT units will fluctuate depending on the underlying value of the real property and mortgages owned and the amount of cash flow (net income plus depreciation) generated and paid out. In addition, REITs typically borrow to increase funds available for investment. Generally, there is a greater risk associated with REITs that are highly leveraged. A Fund may invest up to 10% of its total assets in shares of REITs.



13. Illiquid Securities. Currently, the Funds do not intend to purchase illiquid securities, but the market for some securities may become illiquid following purchase by a Fund. Illiquid securities are securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which they are valued. Due to the absence of an active trading market, a Fund may experience difficulty in valuing or disposing of illiquid securities. SAM determines the liquidity of the securities under guidelines adopted by the Trust's Board of Trustees.

14. When-Issued or Delayed-Delivery Securities. Under this procedure, a Fund agrees to acquire securities (whose terms and conditions, including price, have been fixed by the issuer) that are to be issued and delivered against payment in the future. Delivery of securities so sold normally takes place 30 to 45 days (settlement date) after the date of the commitment. No interest is earned by a Fund prior to the settlement date. The value of securities sold on a "when-issued" or "delayed-delivery" basis may fluctuate before the settlement date and the Fund bears the risk of such fluctuation from the date of purchase. When a Fund purchases when-issued or delayed-delivery securities, it will earmark liquid, high-quality securities in an amount equal in value to the purchase price of the security. Use of these techniques may affect a Fund's share price in a manner similar to the use of leveraging. A Fund may dispose of its interest in those securities before delivery.

15. Sovereign Debt Obligations. Sovereign debt instruments are issued or guaranteed by foreign governments or their agencies. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Governments or governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. Repayment of principal and interest may depend also upon political and economic factors. The International Fund may invest in debt securities issued by foreign companies and governments. The Fund will make such investments primarily for defensive purposes, but may do so where anticipated interest rate movements, or other factors affecting the degree of risk inherent in a debt security are expected to change significantly so as to produce appreciation in the security consistent with the objective of the Fund.

16. Eurodollar Bonds. Eurodollar bonds are bonds issued by either U.S. or foreign issuers that are traded in the European bond market and are denominated in U.S. dollars. Eurodollar bonds are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar bonds are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar denominated funds from flowing across its borders. Other risks may include nationalization of the issuer, confiscatory taxation by the foreign government that would inhibit the ability of the issuer to make principal and interest payments to the Fund, lack of comparable publicly available information concerning foreign issuers, lack of comparable accounting and auditing practices in foreign countries and, finally, difficulty in enforcing claims against foreign issuers in the event of default.

17. Passive Foreign Investment Companies ("PFICs"). PFICs are foreign corporations (and entities classified as such for federal income tax purposes) organized as vehicles to invest in companies of certain foreign countries. Investors in a PFIC indirectly bear their proportionate share of the PFIC's management fees and other expenses. See "Tax Information" for more information.

18. Covered Call Options and Put and Call Options on Stock Indices. The Funds may employ certain strategies and techniques utilizing these types of options to mitigate their exposure to factors that affect security values. There is no guarantee that these strategies and techniques will work. An option gives an owner the right to buy or sell securities at a predetermined exercise price for a given period of time. The writer of a call option is obligated to sell the underlying securities if the option is exercised during the specified period of time. A Fund that writes a call option and wishes to terminate the obligation may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. Options on stock indices are similar to options on stock except that, rather than obtaining the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the strike price of the option. A Fund will write call options on stocks only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. A Fund, under normal conditions, will not write a call option if, as a result thereof, the aggregate value of the assets underlying all such options (determined as of the date such options are written) would exceed 25% of the Fund's net assets. See also "Options on equity securities" and "Options on stock indices" below.


19. Options on Equity Securities. The Funds may purchase and write (i.e., sell) put and call options on equity securities may purchase and write (i.e., sell) covered call options. A call option is a short-term contract pursuant to which the purchaser or holder, in return for a premium paid, has the right to buy the equity security underlying the option at a specified exercise price (the strike price) at any time during the term of the option (for "American-style" options) or on the option expiration date (for "European-style" options). The writer of the call option, who received the premium, has the obligation, upon exercise of the option, to deliver the underlying equity security against payment of the strike price. A put option is a similar contract that gives the purchaser or holder, in return for a premium, the right to sell the underlying equity security at a specified exercise price (the strike price) during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying equity security at the strike price upon exercise by the holder of the put.

    The Funds will write call options on stocks only if they are covered, and such options must remain covered so long as a Fund is obligated as a writer. For purposes of writing covered call options, the Funds defined "covered" differently. With respect to the International Fund, a call option is "covered" if: the Fund has an immediate right to acquire that security: (i) without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian), or (ii) upon the Fund's conversion or exchange of other securities held in its portfolio, or (iii) the Fund holds on a share-for-share basis a call on the same security as the call written where the strike price of the call held is equal to or less than the strike price of the call written, or greater than the strike price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid high-grade short-term debt obligations in a segregated account with its custodian.

    With respect to the other Funds, a call option is "covered" only if at the time the Fund writes the call, the Fund holds in its portfolio on a share-for-share basis the same security as the call written. A Fund must maintain such security in its portfolio from the time the Fund writes the call option until the option is exercised, terminated or expires. The Funds' use of options on equity securities is subject to certain special risks including the risk that the market value of the security will move adversely to the Fund's option position. Additional risks relating to the Funds' use of options on equity securities are described below.


    The Funds may effect "closing purchase transactions" and the International Fund may effect "closing sale transactions." If a Fund, as a writer of an option, wishes to terminate the obligation, it may effect a closing purchase transaction by buying an option of the same series as the option previously written. The International Fund also may liquidate its position in an option it holds by exercising the option or by effecting a "closing sale transaction," i.e., selling an option of the same series as the option previously purchased. A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or, in the case of the International Fund, is more than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction with respect to a call option is likely to be offset in whole or in part by appreciation of the underlying equity security owned by the Fund. There is no guaranty that closing purchase or closing sale transactions can be effected.

20. Put Options: The Funds will write put options on stocks only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. A put option is "covered" if: (i) the Fund holds in a segregated account cash, Treasury bills, or other liquid high-grade short-term debt obligations of a value equal to the strike price, or (ii) the Fund holds on a share-for-share basis a put on the same security as the put written, where the strike price of the put held is equal to or greater than the strike price of the put written, or less than the strike price of the put written if the difference is maintained by the Fund in cash, Treasury bills, or other liquid high-grade short-term obligations in a segregated account with its custodian.

    The Funds may purchase "protective puts," i.e., put options acquired for the purpose of protecting a portfolio security from a decline in market value. In exchange for the premium paid for the put option, the Fund acquires the right to sell the underlying security at the strike price of the put regardless of the extent to which the underlying security declines in value. The loss to the Fund is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the strike price. However, if the market price of the security underlying the put rises, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold.

    The Funds do not intend to invest more than 5% of their net assets at any one time in the purchase of call options on stocks.

    The Funds' use of options on equity securities is subject to certain special risks, in addition to the risk that the market value of the security will move adversely to the Fund's option position. An option position may be closed out only on an exchange, board of trade or other trading facility that provides a secondary market for an option of the same series. Although the Funds will generally only purchase or write those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options. In such a case, the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of call options or upon the purchase of underlying securities or the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

    Reasons for the absence of a liquid secondary market on an exchange can include any of the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures that may interfere with the timely execution of customers' orders.

21. Options on Stock Indices. The Funds may purchase and sell (i.e., write) put and call options on stock indices. Options on stock indices are similar to options on stock except that, rather than obtaining the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the strike price of the option. The amount of cash is equal to such difference between the closing price of the index and the strike price of the option times a specified multiple (the "multiplier"). If the option is exercised, the writer is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.

    The Funds will write call options on stock indices only if they are covered, and such options remain covered as long as the Fund is obligated as a writer. When a Fund writes a call option on a broadly based stock market index, the Fund will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, Treasury bills or other liquid high-grade short-term debt obligations, or "qualified securities" (defined below) with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security that is listed on a national securities exchange or listed on Nasdaq against which the Fund has not written a stock call option and that has not been hedged by the Fund by the sale of stock index futures.

     When a Fund writes a call option on an industry or market segment index, the Fund will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, Treasury bills or other liquid high-grade short-term debt obligations, or at least five qualified securities, all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks that represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the portfolio's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly based stock market stock options or 25% of such amount in the case of industry or market segment index options.

    If at the close of business on any day the market value of such qualified securities so segregated, escrowed, or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will so segregate, escrow, or pledge an amount in cash, Treasury bills, or other liquid high-grade short-term obligations equal in value to the difference. In addition, when a Fund writes a call on an index that is in-the-money at the time the call is written, the Fund will segregate with its custodian or pledge to the broker as collateral, cash or U.S. Government or other liquid high-grade short-term debt obligations equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A call option is also covered, and the Fund need not follow the segregation requirements set forth in this paragraph if the Fund holds a call on the same index as the call written, where the strike price of the call held is equal to or less than the strike price of the call written, or greater than the strike price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid high-grade short-term obligations in a segregated account with its custodian.

    The Funds will write put options on stock indices only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. A put option is covered if: (i) the Fund holds in a segregated account cash, Treasury bills, or other liquid high-grade short-term debt obligations of a value equal to the strike price times the multiplier times the number of contracts, or (ii) the Fund holds a put on the same index as the put written where the strike price of the put held is equal to or greater than the strike price of the put written, or less than the strike price of the put written if the difference is maintained by the Fund in cash, Treasury bills, or other liquid high-grade short-term debt obligations in a segregated account with its custodian.

    The Funds do not intend to invest more than 5% of their net assets at any one time in the purchase of puts and calls on stock indices. The Funds may effect closing sale and the International Fund may effect closing purchase transactions, as described above in connection with options on equity securities.

    The purchase and sale of options on stock indices will be subject to the same risks as options on equity securities, described above. In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Funds would not be able to close out options that they had purchased or, in the case of the International Fund, written and, if restrictions on exercise were imposed, a Fund might be unable to exercise an option it holds, which could result in substantial losses to the Fund. The Funds generally will select stock indices that include a number of stocks sufficient to minimize the likelihood of a trading halt in options on the index.

    Although the markets for certain index option contracts have developed rapidly, the markets for other index options are still relatively illiquid. The ability of the Funds to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index options contracts.

    The Funds will not purchase or sell any index option contract unless and until the Funds investment advisor or sub-investment advisor believes the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.

    Price movements in the Funds' equity security portfolios probably will not correlate precisely with movements in the level of the index and, therefore, in writing a call on a stock index a Fund bears the risk that the price of the securities it holds in its portfolio may not increase as much as the index. In such event, the Fund would bear a loss on the call that is not completely offset by movement in the price of the Fund's equity securities. It is also possible that the index may rise when the Fund's securities do not rise in value. If this occurred, the Fund would experience a loss on the call that is not offset by an increase in the value of its securities portfolio and might also experience a loss in its securities portfolio. However, because the value of a diversified securities portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Funds' securities in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

    When a Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with options in stock indices than with stock options.

    There are also certain special risks involved in purchasing put and call options on stock indices. If a Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the strike price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize the risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

22. Options on Debt Securities. (International Fund Only) The Fund may purchase and write (i.e., sell) put and call options on debt securities. Options on debt are similar to options on stock, except that the option holder has the right to take or make delivery of a debt security, rather than stock.

    The Fund will write options only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. An option on debt securities is covered in the same manner as options on equity securities as described above, except that, in the case of call options on U.S. Treasury bills, the Fund might own U.S. Treasury bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option. The principal reason for the Fund to write an option on one or more of its securities is to realize through the receipt of the premiums paid by the purchaser of the option a greater current return than would be realized on the underlying security alone. Calls on debt securities will not be written when, in the opinion of the Fund's Sub-Advisor, interest rates are likely to decline significantly, because under those circumstances the premium received by writing the call likely would not fully offset the foregone appreciation in the value of the underlying security.

    The Fund may also write straddles (i.e., a combination of a call and a put written on the same security at the same strike price where the same issue of the security is considered "cover" for both the put and the call). In such cases, the Fund will also segregate or deposit for the benefit of the Fund's broker cash or liquid high-grade debt obligations equivalent to the amount, if any, by which the put is in-the-money. The Fund's use of straddles will be limited to 5% of its net assets (meaning that the securities used for cover or segregated as described above will not exceed 5% of the Fund's net assets at the time the straddle is written). The writing of a call and a put on the same security at the same strike price where the call and the put are covered by different securities is not considered a straddle for purposes of this limit.

    The Fund may purchase "protective puts" on debt securities in an effort to protect the value of a security that they own against a substantial decline in market value. Protective puts are described above in "Options on Equities."

    The Fund does not intend to invest more than 5% of its net assets at any one time in the purchase of call options on debt securities.

    If the Fund, as a writer of an exchange-traded option, wishes to terminate the obligation, it may effect a closing purchase or sale transaction in a manner similar to that discussed above in connection with options on equity securities. Unlike exchange-traded options, dealer options generally do not have a continuous liquid market. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the dealer option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the dealer option. While the Fund will seek to enter into dealer options only with counterparties who agree to and who are expected to be able to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. There is, in general, no guarantee that closing purchase or closing sale transactions can be effected. The Fund may not invest more than 15% of its total assets (determined at the time of investment) in illiquid securities, including debt securities for which there is not an established market. The staff of the SEC has taken the position that purchased dealer options and the assets used as "cover" for written dealer options are illiquid securities. However, pursuant to the terms of certain no-action letters issued by the staff, the securities used as cover for written dealer options may be considered liquid provided that the Fund sells dealer options only to qualified dealers who agree that the Fund may repurchase any dealer option its writes for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

    The Fund's purchase and sale of exchange-traded options on debt securities will be subject to the risks described above in "Options on Equity Securities."

23. Options on Foreign Currencies. (International Fund Only) The Fund may purchase and write put and call options on foreign currencies traded on U.S. or foreign securities exchanges or boards of trade for hedging purposes. Options on foreign currencies are similar to options on stock, except that the option holder has the right to take or make delivery of a specified amount of foreign currency, rather than stock.

     The Fund may purchase and write options to hedge its securities denominated in foreign currencies. If there is a decline in the dollar value of a foreign currency in which the Fund's securities are denominated, the dollar value of such securities will decline even though their foreign currency value remains the same. To hedge against the decline of the foreign currency, the Fund may purchase put options on such foreign currency. If the value of the foreign currency declines, the gain realized on the put option would offset, in whole or in part, the adverse effect such decline would have on the value of the Fund's securities. Alternatively, the Fund may write a call option on the foreign currency. If the foreign currency declines, the option would not be exercised and the decline in the value of the portfolio securities denominated in such foreign currency would be offset in part by the premium the Fund received for the option.

     If, on the other hand, the Fund's Sub-Advisor anticipates purchasing a foreign security and also anticipates a rise in such foreign currency (thereby increasing the cost of such security), the Fund may purchase call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements of the exchange rates. Alternatively, the Fund could write a put option on the currency and, if the exchange rates move as anticipated, the option would expire unexercised.

     The Fund's successful use of options on foreign currencies depends upon the Sub-Advisor's ability to predict the direction of the currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally. For instance, if the currency being hedged has moved in a favorable direction, the corresponding appreciation of the Fund's securities denominated in such currency would be partially offset by the premiums paid on the options. Furthermore, if the currency exchange rate does not change, the Fund's net income would be less than if the Fund had not hedged since there are costs associated with options.

     The use of these options is subject to various additional risks. The correlation between movements in the price of options and the price of the currencies being hedged is imperfect. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not their market risks. The Fund's ability to establish and maintain positions will depend on market liquidity. The ability of the Fund to close out an option depends upon a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular option at any particular time.

24. Stock Index Futures Contracts. The Funds may buy and sell for hedging purposes stock index futures contracts traded on a commodities exchange or board of trade. A stock index futures contract is an agreement in which the seller of the contract agrees to deliver to the buyer an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. When the futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the "initial margin." Subsequent payments to and from the broker, called "variation margin," will be made on a daily basis as the price of the underlying stock index fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as "marking to the market."

    A Fund may sell stock index futures to hedge against a decline in the value of equity securities it holds. A Fund may also buy stock index futures to hedge against a rise in the value of equity securities it intends to acquire. To the extent permitted by federal regulations, the Funds may also engage in other types of hedging transactions in stock index futures that are economically appropriate for the reduction of risks inherent in the ongoing management of the Funds' equity securities.

    A Fund's successful use of stock index futures contracts depends upon the Advisor or Sub-Advisor's ability to predict the direction of the market, and is subject to various additional risks. The correlation between movement in the price of the stock index future and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases as the composition of the Fund's securities portfolio diverges from the composition of the relevant index. In addition, the ability of the Fund to close out a futures position depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular stock index futures contract at any particular time.

    Under regulations of the Commodity Futures Trading Commission ("CFTC"), investment companies registered under the 1940 Act are excluded from regulation as commodity pools or commodity pool operators if their use of futures is limited in certain specified ways. The Funds will use futures in a manner consistent with the terms of this exclusion. Among other requirements, no more than 5% of the Fund's assets may be committed as initial margin on futures contracts.

25. Interest Rate Futures Contracts. (International Fund Only) The International Fund may buy and sell for hedging purposes futures contracts on interest bearing securities (such as U.S. Treasury bonds, U.S. Treasury notes, U.S. Treasury bills, and GNMA certificates) or interest rate indices. Futures contracts on interest bearing securities and interest rate indices are referred to collectively as "interest rate futures contracts." The portfolios will engage in transactions in only those futures contracts that are traded on a commodities exchange or board of trade.

   The Fund may sell an interest rate futures contract to hedge against a decline in the market value of debt securities it owns. The Fund may purchase an interest rate futures contract to hedge against an anticipated increase in the value of debt securities it intends to acquire. The Fund may also engage in other types of transactions in interest rate futures contracts that are economically appropriate for the reduction of risks inherent in the ongoing management of its futures.

    The Fund's successful use of interest rate futures contracts depends upon the Sub-Advisor's ability to predict interest rate movements. Further, because there are a limited number of types of interest rate futures contracts, it is likely that the interest rate futures contracts available to the Fund will not exactly match the debt securities the Fund intends to hedge or acquire. To compensate for differences in historical volatility between securities the Fund intends to hedge or acquire and the interest rate futures contracts available to it, the Fund could purchase or sell futures contracts with a greater or lesser value than the securities it wished to hedge or intended to purchase. Interest rate futures contracts are subject to the same risks regarding closing transactions and the CFTC limits as described above in "Stock Index Futures Contracts."

26. Foreign Currency Futures Contracts. (International Fund Only) The International Fund may buy and sell for hedging purposes futures contracts on foreign currencies or groups of foreign currencies such as the European Currency Unit. A European Currency Unit is a basket of specified amounts of the currencies of certain member states of the European Economic Community, a Western European economic cooperative organization including France, Germany, the Netherlands and the United Kingdom. The Fund will engage in transactions in only those futures contracts and other options thereon that are traded on a commodities exchange or a board of trade. See "Stock Index Futures Contracts" above for a general description of futures contracts. The Fund intends to engage in transactions involving futures contracts as a hedge against changes in the value of the currencies in which they hold investments or in which they expect to pay expenses or pay for future purchases. The Fund may also engage in such transactions when they are economically appropriate for the reduction of risks inherent in their ongoing management.

    The use of these futures contracts is subject to risks similar to those involved in the use of options on foreign currencies and the use of any futures contract. The Fund's successful use of foreign currency futures contracts depends upon the Sub-Advisor's ability to predict the direction of currency exchange markets and political conditions. In addition, the correlation between movements in the price of futures contracts and the price of currencies being hedged is imperfect, and there is no assurance that liquid markets will exist for any particular futures contract at any particular time. Those risks are discussed above more fully under "Options on Foreign Currencies" and "Stock Index Futures Contracts."

27. Options on Futures Contracts. The Funds may, to the extent permitted by applicable regulations, enter into certain transactions involving options on futures contracts. An option on a futures contract gives the purchaser or holder the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accomplished by delivery of the accumulated balance in the futures contract. As an alternative to exercise, the holder or writer of an option may terminate a position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. The Funds intend to utilize options on futures contracts for the same purposes that they intend to use the underlying futures contracts.

     Options on futures contracts are subject to risks similar to those described above with respect to options and futures contracts. There is also the risk of imperfect correlation between the option and the underlying futures contract. If there were no liquid secondary market for a particular option on a futures contract, a Fund might have to exercise an option it held in order to realize any profit and might continue to be obligated under an option it had written until the option expired or was exercised. If the Fund were unable to close out an option it had written on a futures contract, it would continue to be required to maintain initial margin and make variation margin payments with respect to the option position until the option expired or was exercised against the Fund.

     The Funds will not purchase a put or call option or option on a futures contract if, as a result, the aggregate premiums paid on all options or options on futures contracts held by the Fund would exceed 20% of its net assets. In addition, a Fund will not enter into any futures contract or option on a futures contract if, as a result, the aggregate margin deposits and premiums required on all such instruments would exceed 5% of the Fund's net assets.

28. Forward Foreign Currency Exchange Contracts. (International Fund Only) The Fund may enter into forward foreign currency exchange contracts ("forward contracts") in several circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security that it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be.

     By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when the Sub-Advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Fund will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the securities or other assets denominated in that currency held by the Fund.

     Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Sub-Advisor believes that it is important to have the flexibility to enter into forward contracts when it is determined that the best interests of the Fund will thereby be served. The Fund's custodian will place cash or liquid, high-grade equity or debt securities into a segregated account of the portfolio in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

     The Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. However, there is no assurance that liquid markets will exist for any particular forward contract at any particular time or that the Fund will be able to effect a closing or "offsetting" transaction. Forward contracts are subject to other risks described in "Special Risks of Foreign Investments and Foreign Currency Transactions."

     It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

     If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     The Fund's dealing in forward contracts will be limited to the transactions described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. It also should be realized that this method of protecting the value of the portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities that are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might result should the value of such currency increase.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, incurring the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

29. Unseasoned Issuers. The Funds may invest in securities of unseasoned issuers. Unseasoned issuers are those companies which, together with any predecessors, have been in operation for less than three years.

30. Indexed Securities. The Funds may invest in securities whose performance and principal amount at maturity are linked to a specified equity security or securities index. The value of an indexed security is determined by reference to a specific equity instrument or statistic. The performance of indexed securities depends largely on the performance of the securities or indices to which they are indexed, but such securities are subject to credit risks associated with the issuer of the security. Indexed securities may also be more volatile than their underlying instruments.


INTERMEDIATE-TERM U.S. TREASURY FUND, GNMA FUND, HIGH-YIELD FUND AND MANAGED BOND FUND

The Intermediate-Term U.S. Treasury Fund, GNMA Fund, High-Yield Fund and Managed Bond Fund may make the following investments, among others, although they may not buy all of the types of securities that are described.

1. Direct Obligations of the U.S. Treasury such as U.S. Treasury Bills, Notes and Bonds. The Intermediate-Term Treasury Fund and the Managed Bond Fund also invest in stripped securities that are direct obligations of the U.S. Treasury. Direct obligations of the U.S. Treasury are supported by the full faith and credit of the U.S. government.

2. Other U.S. Government Securities, including (a) securities supported by the full faith and credit of the U.S. government but that are not direct obligations of the U.S. Treasury, such as securities issued by the Government National Mortgage Association ("GNMA"); (b) securities that are not supported by the full faith and credit of the U.S. government but are supported by the issuer's ability to borrow from the U.S. Treasury, such as securities issued by the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Bank ("FHLB") and the Federal Home Loan Mortgage Corporation ("FHLMC"); and (c) securities supported solely by the creditworthiness of the issuer, such as securities issued by the Tennessee Valley Authority ("TVA"). While U.S. Government securities are considered to be of the highest credit quality available, they are subject to the same market risks as comparable debt securities.

3. Corporate Debt Securities (Intermediate-Term U.S. Treasury Fund, GNMA Fund and Managed Bond Fund Only). The Funds may invest in corporate debt securities which at the time of purchase are rated in the top three grades (A or higher) by either Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services, a division of The McGraw Hill Companies, Inc. ("S&P") or Fitch IBCA, Inc. ("Fitch"), or, if unrated, determined by SAM to be of comparable quality to such rated debt securities. In addition to reviewing ratings, SAM will analyze the quality of rated and unrated corporate bonds for purchase by the Fund by evaluating various factors that may include the issuer's capital structure, earnings power and quality of management.

4. Repurchase Agreements. See the description of such securities under "Additional Investment Information -- Stock Funds". The Managed Bond Fund will invest no more than 5% of its total assets in repurchase agreements, and will not purchase repurchase agreements that mature in more than seven days.

5. When-Issued or Delayed-Delivery Securities. See the description of such securities under "Additional Investment Information -- Stock Funds".

6. Yankee Debt Securities and Eurodollar Bonds. The High-Yield Fund may invest in Yankee sector debt securities. Yankee debt securities are securities issued in the U.S. by foreign issuers. These bonds involve investment risks that are different from those of domestic issuers. Such risks may include nationalization of the issuer, confiscatory taxation by the foreign government, establishment of controls by the foreign government that would inhibit the ability of the issuer to make principal and interest payments to a Fund, lack of comparable publicly available information concerning foreign issuers, lack of comparable accounting and auditing practices in foreign countries and finally, difficulty in enforcing claims against foreign issuers in the event of default.

     Both S&P and Moody's rate Yankee sector debt obligations. If a debt obligation is unrated, SAM will make every effort to analyze potential investments in foreign issuers on the same basis as the rating services analyze domestic issuers. Because public information is not always comparable to that available on domestic issuers, this may not be possible. Therefore, while SAM will make every effort to select investments in foreign securities on the same basis relative to quality and risk as its investments in domestic securities, that may not always be possible. Eurodollar bonds are bonds issued by either U.S. or foreign issuers that are traded in the European bond markets and denominated in U.S. dollars. Eurodollar bonds issued by foreign issuers are subject to the same risks as Yankee sector bonds. Additionally, Eurodollar bonds are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders.

7. Short-Term Investing. The Funds may invest for short-term purposes when SAM believes such action to be desirable and consistent with sound investment practices. No Fund, however, will engage primarily in trading for the purpose of short-term profits. A Fund may dispose of its securities whenever SAM deems advisable, without regard to the length of time the securities have been held. See the description of such securities under "Additional Investment Information--Stock Funds."

8. Restricted Securities and Rule 144A Securities (Intermediate-Term U.S. Treasury Fund, GNMA Fund, High-Yield Fund Only). See the description of such securities under "Additional Investment Information--Stock
     Funds."

9. Mortgage-Backed Securities. The mortgage-backed securities in which the Funds may invest represent ownership in a pool of mortgage loans or securities collateralized by pools of mortgage loans. Each mortgage loan in the pool is either insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Once approved by GNMA, the timely payment of principal and interest by each mortgage pool is guaranteed by GNMA. The GNMA guarantee represents a general obligation of the U.S. Treasury. GNMA securities include "modified pass-through" securities or collateralized mortgage obligations ("CMOs"). Modified pass-through securities "pass through" to their holders the scheduled monthly interest and principal payments relating to mortgage loans in the pool. CMOs are securities collateralized by a portfolio of mortgage loans or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal of the underlying collateral or a combination thereof. The Funds may purchase CMOs that are interests in real estate mortgage investment conduits ("REMICs") sponsored by GNMA. Unlike conventional bonds, the principal with respect to mortgage-backed securities is paid back over the life of the loan rather than at maturity. Consequently, the Fund will receive monthly scheduled payments of both principal and interest. In addition, the Fund may receive unscheduled principal payments representing unscheduled prepayments on the underlying mortgages. Since the Fund must reinvest scheduled and unscheduled principal payments at prevailing interest rates and such interest rates may be higher or lower than the current yield of the Fund's portfolio, mortgage-backed securities may not be an effective means to lock in long-term interest rates. In addition, while prices of mortgage-backed securities, like conventional bonds, are inversely affected by changes in interest rate levels, because of the likelihood of increased prepayments of mortgages in times of declining interest rates, they have less potential for capital appreciation than comparable fixed-income securities and may in fact decrease in value when interest rates fall.

     The rate of interest payable on collateralized mortgage obligation ("CMO") classes may be set at levels that are either above or below market rates at the time of issuance, so that the securities will be sold at a substantial premium to, or at a discount from, par value. There is the risk that the Fund may fail to recover any premium it pays due to market conditions and/or mortgage prepayments. The Fund will not invest in interest-only or principal-only classes -- such investments are extremely sensitive to changes in interest rates.

     Some CMO classes are structured to pay interest at rates that are adjusted in accordance with a formula, such as a multiple or fraction of the change in a specified interest rate index, so as to pay at a rate that will be attractive in certain interest rate environments but not in others. For example, a CMO may be structured so that its yield moves in the same direction as market interest rates - i.e., the yield may increase as rates increase and decrease as rates decrease - but may do so more rapidly or to a greater degree. Other CMO classes may be structured to pay floating interest rates that either move in the same direction or the opposite of short-term interest rates. The market value of such securities may be more volatile than that of a fixed rate obligation. Such interest rate formulas may be combined with other CMO characteristics.

10. Other Collateralized Mortgage Obligations. Obligations issued by the U.S. government or one of its agencies or instrumentalities (such as FNMA or FHLMC) or by private issuers which are collateralized by securities issued by the U.S. government or one of its agencies or instrumentalities (such as FNMA or FHLMC). CMOs are securities collateralized by a portfolio of mortgages or mortgage-backed securities. The issuer's obligation to make interest and principal payments on the CMO is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series that have different maturities and that may represent interests in some or all of the interest or principal of the underlying collateral or a combination thereof.

11. Asset-Backed Securities. Asset-backed securities represent interests in, or are secured by and payable from, pools of assets such as (but not limited to) consumer loans, automobile receivable securities, credit card receivable securities, and installment loan contracts. These securities may be pass-through certificates, which are similar to mortgage-backed securities, or they may be asset-backed commercial paper, which is issued by a special purpose entity organized solely to issue the commercial paper and to purchase interests in the assets. The assets underlying the securities are securitized through the use of trusts and special purpose corporations. Like mortgage-backed securities, asset-backed securities are subject to prepayment risks, which may reduce the overall return on the investment. Payment of interest and principal ultimately depends upon borrowers paying the underlying loans. These securities may be supported by credit enhancements such as letters of credit. The credit quality of these securities depends upon the quality of the underlying assets and the level of credit enhancements, such as letters of credit, provided. Payment of interest and principal ultimately depends upon borrowers paying the underlying loans. There is the risk that one or more of the underlying borrowers may default and that recovery on the repossessed collateral may be unavailable or inadequate to support payments on the defaulted securities. Repossessed collateral may be unavailable or inadequate to support payments on defaulted asset-backed securities. In addition, asset-backed securities are subject to prepayment risks which may reduce the overall return of the investment. Automobile receivable securities represent undivided fractional interests in a trust whose assets consist of a pool of automobile retail installment sales contracts and security interests in vehicles securing the contracts. Payments of principal and interest on the certificates issued by the automobile receivable trust are passed through periodically to certificate holders and are generally guaranteed up to specified amounts by a letter of credit issued by a financial institution. Certificate holders may experience delays in payments or losses if the full amounts due on the underlying installment sales contracts are not realized by the trust because of factors such as unanticipated legal or administrative costs of enforcing the contracts, or depreciation, damage or loss of the vehicles securing the contracts.

     Credit card receivable securities are backed by receivables from revolving credit card accounts. Certificates issued by credit card receivable trusts generally are pass-through securities. Competitive and general economic factors and an accelerated cardholder payment rate can adversely affect the rate at which new receivables are credited to an account, potentially shortening the expected weighted average life of the credit card receivable security and reducing its yield. Credit card accounts are unsecured obligations of the cardholder.

12. Zero Coupon Bonds. Zero coupon bonds are purchased at a discount without scheduled interest payments. Because zero coupon bonds do not pay current interest, their prices can be very volatile when interest rates change. In calculating its dividends, the Managed Bond Fund accrues as income a portion of the difference between the purchase price and the face value of each zero coupon bond it holds.

     The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury bond and selling them as individual securities.

13. Cash or High-Quality, Short-Term Securities Issued by an Agency or Instrumentality of the U.S. Government, High-Quality Commercial Paper, Certificates of Deposit, Shares of No-Load, Open-End Money Market Funds or Repurchase Agreements. A Fund may purchase these short-term securities as a cash management technique under those circumstances where it has cash to manage for a short time period, for example, after receiving proceeds from the sale of securities, interest payments or dividend distributions from portfolio securities or cash from the sale of Fund shares to investors. Interest earned from these short-term securities will be taxable to investors as ordinary income when distributed.

14. High-Yield, Debt Securities (High-Yield Fund Only). The High-Yield Bond Fund may purchase debt and preferred stock issues (including convertible securities) which are below investment grade, i.e., rated lower than the top four grades by S&P, Moody's or Fitch, or, if not rated by these agencies, in the opinion of SAM, have credit characteristics comparable to such rated securities. Up to 25% of the Fund's total assets may be invested in such unrated securities. SAM will determine the quality of unrated obligations by evaluating the issuer's capital structure, earnings power and quality of management. Unrated securities may not be as attractive to as many investors as rated securities. In addition, the Fund may invest up to 5% of its total assets in securities which are in default. The Fund will purchase securities which are in default only when, in SAM's opinion, the potential for high yield outweighs the risk.

     While debt securities rated lower than investment grade generally lack characteristics of a desirable investment, they normally offer a current yield or yield-to-maturity which is significantly higher than the yield available from securities rated as investment grade. These securities are speculative and involve greater investment risks due to the issuers' reduced creditworthiness and increased likelihood of default and bankruptcy. In addition, these securities are frequently subordinated to senior securities.

     Yields on high-yield, debt securities will fluctuate over time. During periods of economic uncertainty or change, the market prices of high-yield, fixed-income securities may experience increased volatility, which may in turn cause the net asset value per share of the High-Yield Fund to be volatile. Lower-quality, debt securities tend to reflect short-term economic and corporate developments to a grater extent than higher-quality securities which primarily react to fluctuations in interest rates. Economic downturns or increases in interest rates can significantly affect the market for high-yield, debt securities and the ability of issuers to timely repay principal and interest, increasing the likelihood of defaults. Lower-quality securities include debt obligations issued as a part of capital restructurings, such as corporate takeovers or buyouts. Capital restructurings generally involve the issuance of additional debt on terms different from any current outstanding debt. As a result, the issuer of the debt is more highly leveraged. During an economic downturn or period of rising interest rates, a highly-leveraged issuer may experience financial difficulties which adversely affect its ability to make principal and interest payments, meet projected business goals and obtain additional financing. In addition, the issuer will depend on its cash flow and may depend, especially in the context of corporate takeovers, on a sale of its assets to service debt. Failure to realize projected cash flows or asset sales may seriously impair the issuer's ability to service this greater debt load, which in turn might cause the Fund to lose all or part of its investment in that security. SAM will seek to minimize these additional risks through diversification, careful assessment of the issuer's financial structure, business plan and management team following any restructuring, and close monitoring of the issuer's progress toward its financial goals.

15. Debt Securities with Equity Features (High-Yield Fund Only). The Fund may acquire these securities when comparable in yield and risk to debt securities without equity features, but only when acquired as a result of unit offerings which carry an equity element such as common stock, rights or other equity securities. The Fund will hold these common stocks, rights or other equity securities until SAM determines that, in its opinion, the optimal time for sale of the equity security has been reached.

16. Payment-in Kind (High-Yield Fund Only). The High-Yield Fund may hold "payment-in-kind" fixed-income securities. Payment-in-kind securities receive interest paid in additional securities rather than cash. The Fund accrues income on these securities but does not receive cash interest payments until maturity or payment date. The Fund intends to distribute substantially all of its income to its shareholders so that it can be treated as a regulated investment company under the federal tax law (see "Tax Information"). As a result, if its cash position is depleted, the Fund may have to sell securities under disadvantageous circumstances to obtain enough cash to meet its distribution requirement. However, SAM does not expect non-cash income to materially affect the Fund's operations. Payment-in-kind securities are generally subject to greater price fluctuations due to changes in interest rates than those fixed-income securities paying cash interest on a schedule until maturity.

17. Liquidity and Valuation (High-Yield Fund Only). The liquidity and price of high-yield, debt securities can be affected by a number of factors, including investor perceptions and adverse publicity regarding major issuers, underwriters or dealers of lower-quality corporate obligations. These effects can be particularly pronounced in a thinly traded market with few participants and may adversely impact the High-Yield Fund's ability to dispose of its securities as well as make valuation of securities more difficult. Because there tend to be fewer investors in lower-rated, fixed-income securities, it may be difficult for the Fund to sell these securities at an optimum time. Consequently, lower-rated securities are subject to more price changes, fluctuations in yield and risk to principal and income than higher-rated securities of the same maturity. Judgment plays a greater role in the valuation of thinly-traded securities.

     The Managed Bond Fund may retain debt securities which are downgraded to below investment grade (commonly referred to as "high yield" or "junk" bonds) after purchase. In the event that due to a downgrade of one or more debt securities an amount in excess of 5% of the Fund's net assets is held in securities rated below investment grade, SAM will engage in an orderly disposition of such securities to the extent necessary to reduce the Fund's holdings of such securities to no more than 5% of the Fund's net assets.
     In addition to reviewing ratings, SAM may analyze the quality of rated and unrated debt securities purchased for the Managed Bond Fund by evaluating the issuer's capital structure, earnings power, quality of management, and position within its industry. See "Description of Ratings" for a description of debt securities ratings.

18. Municipal Securities (High Yield and Managed Bond Funds Only). The Fund may invest in obligations of, or guaranteed by, the U.S Government, its agencies or instrumentalities, or in debt securities which are rated in the four highest grades assigned by Moody's, S&P or Fitch during market conditions which, in the opinion of SAM, are unfavorable for satisfactory market performance by lower-rated or unrated debt securities. The Fund may invest in higher-rated securities when changing economic conditions or other factors cause the difference in yield between lower-rated and higher-rated securities to narrow and SAM believes that the risk of loss of principal may be substantially reduced with a small reduction in yield.

19. Credit Ratings. Rating agencies evaluate the likelihood that an issuer will make principal and interest payments, but ratings may not reflect market value risks associated with lower-rated, fixed-income securities. Also, rating agencies may not timely revise ratings to reflect subsequent events affecting an issuer's ability to pay principal and interest. SAM uses S&P, Moody's and Fitch ratings as a preliminary indicator of investment quality. SAM will periodically research and analyze each issue (whether rated or unrated) and evaluate such factors as the issuer's interest or dividend coverage, asset coverage, earnings prospects, and managerial strength. This analysis will help SAM to determine if the issuer has sufficient cash flow and profits to meet required principal and interest payments and to monitor the liquidity of the issue. Achievement of a Fund's investment objective will be more dependent on SAM's credit analysis of bonds rated below the three highest rating categories than would be the case were the Fund to invest in higher-quality debt securities. This is particularly true for the High-Yield Fund.

         MUNICIPAL BOND FUND AND CALIFORNIA TAX-FREE INCOME FUND


Each Tax-Exempt Bond Fund may make the following investments, among others, although they may not buy all of the types of securities that are described.

1. Municipal Bonds. Each Fund may invest up to 20% of its total assets in unrated municipal bonds. Unrated securities are not necessarily lower in quality than rated securities, but may not be as attractive to as many investors as rated securities. Each Fund will invest no more than 33% of its total assets in municipal bonds rated in the fourth highest grade or in comparable unrated bonds. Such bonds are of medium grade, have speculative characteristics and are more likely to have a weakened capacity to make principal and interest payments under changing economic conditions or upon deterioration in the financial condition of the issuer.


     After purchase by a Fund, a municipal bond may be downgraded to below investment grade or, if unrated, may cease to be comparable to a rated investment grade security (such below investment grade securities are commonly referred to as "high yield" or "junk" bonds). Neither event will require a Fund to dispose of that security, but SAM will take a downgrade or loss of comparability into account in determining whether the Fund should continue to hold the security in its portfolio. Each Fund will not hold more than 5% of its net assets in such below investment grade securities.

     The term "municipal bonds" as used in this Statement of Additional Information means those obligations issued by or on behalf of states, territories, or possessions of the United States and the District of Columbia and their political subdivisions, municipalities, agencies, instrumentalities, or public authorities, the interest on which in the opinion of bond counsel is exempt from federal income tax, and in the case of the California Fund, exempt from California personal income tax.

     Revenue Bonds, which are "limited obligation" bonds that provide financing for specific projects or public facilities. These bonds are backed by revenues generated by a particular project or facility or by a special tax. A "resource recovery bond" is a type of revenue bond issued to build waste facilities or plants. An "industrial development bond" is a type of revenue bond that is backed by the credit of a private issuer, generally does not have access to the resources of a municipality for payment and may involve greater risk. Each Fund intends to invest primarily in revenue bonds that may be issued to finance various types of projects, including but not limited to education, hospitals, housing, waste and utilities. Each Fund will not purchase private activity bonds or any other type of revenue bonds, the interest on which is subject to the alternative minimum tax.

     General Obligation Bonds, which are bonds that provide general purpose financing for state and local governments and are backed by the taxing power of the state and local government as the case may be. The taxes or special assessments that can be levied for the payment of principal and interest on general obligation bonds may be limited or unlimited as to rate or amount.


     Variable and Floating Rate Obligations, which are municipal obligations that carry variable or floating rates of interest. Variable rate instruments bear interest at rates that are readjusted at periodic intervals. Floating rate instruments bear interest at rates that vary automatically with changes in specified market rates or indexes, such as the bank prime rate. Accordingly, as interest rates fluctuate, the potential for capital appreciation or depreciation of these obligations is less than for fixed rate obligations. Floating and variable rate obligations carry demand features that permit a Fund to tender (sell) them back to the issuer at par prior to maturity and on short notice. A Fund's ability to obtain payment from the issuer at par may be affected by events occurring between the date the Fund elects to tender the obligation to the issuer and the date redemption proceeds are payable to the Fund. A Fund will purchase floating and variable rate obligations only if at the time of purchase there is a secondary market for such instruments. For purposes of calculating average dollar-weighted maturity, the Intermediate Municipal Fund will treat variable and floating rate obligations as having a maturity equal to the period remaining until the date the Fund can next exercise the demand feature by selling the security back to the issuer.


     Put Bonds, which are municipal bonds that give the holder the unconditional right to sell the bond back to the issuer at a specified price and exercise date and put bonds with demand features. The obligation to purchase the bond on the exercise date may be supported by a letter of credit or other arrangement from a bank, insurance company or other financial institution, the credit standing of which affects the credit quality of the bond. A demand feature is a put that entitles the Fund holding it to repayment of the principal amount of the underlying security on no more than 30 days' notice at any time or at specified intervals.

     Municipal Lease Obligations, which are issued by or on behalf of state or local government authorities to acquire land, equipment or facilities and may be subject to annual budget appropriations. These obligations themselves are not normally backed by the credit of the municipality or the state but are secured by rent payments made by the municipality or by the state pursuant to a lease. If the lease is assigned, the interest on the obligation may become taxable. The leases underlying certain municipal lease obligations provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the lease property, there is substantial interference with the lessee's use or occupancy of such property. This "abatement risk" may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements such as letters of credit. Certain municipal lease obligations also contain "non-appropriation" clauses that provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Some municipal lease obligations of this type are insured as to timely payment of principal and interest, even in the event of a failure by the municipality to appropriate sufficient funds to make payments under the lease. However, in the case of an uninsured municipal lease obligation, a Fund's ability to recover under the lease in the event of a non-appropriation or default will be limited solely to the repossession of leased property without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult. If rent is abated because of damage to the leased property or if the lease is terminated because monies are not appropriated for the following year's lease payments, the issuer may default on the obligation causing a loss to a Fund. A Fund will invest in only those municipal lease obligations that are, in the opinion of SAM, liquid securities under guidelines adopted by the Trust's Board of Trustees. Generally, municipal lease obligations will be determined to be liquid if they have a readily available market after an evaluation of all relevant factors.


     Certificates of Participation in municipal lease obligations, which are certificates issued by state or local governments that entitle the holder of the certificate to a proportionate interest in the lease purchase payments made. A Fund will only invest in those COPs that are, in the opinion of SAM, liquid securities under guidelines adopted by the Trust's Board of Trustees. Generally, COPs will be determined to be liquid if they have a readily available market after an evaluation of all relevant factors.


     Participation Interests, which are interests in municipal bonds and floating and variable rate obligations that are owned by banks. These interests carry a demand feature that permits a Fund holding an interest to tender (sell) it back to the bank. Generally, the bank will accept tender of the participation interest with same day notice, but may require up to five days' notice. The demand feature is usually backed by an irrevocable letter of credit or guarantee of the bank. The credit rating of the bank may affect the credit quality of the participation interest.

     Municipal Notes, which are notes generally issued by an issuer to provide for short-term capital needs and generally have maturities of one year or less. A Fund may purchase municipal notes as a medium for its short-term investments, the interest on which will not be subject to federal income tax when distributed to the Fund's shareholders. Notes include tax anticipation, revenue anticipation and bond anticipation notes and tax-exempt commercial paper. A Fund will invest only in those municipal notes that at the time of purchase are rated within one of the three highest grades by Moody's or S&P or, if unrated by any of these agencies, in the opinion of SAM, are of comparable quality.

2. Shares of No-Load, Open-End Investment Companies that Invest in Tax-Exempt Securities With Remaining Maturities of One Year or Less. Such shares will be purchased only as a medium for a Fund's short-term investments if SAM determines that they provide a better combination of yield and liquidity than a direct investment in short-term, tax-exempt securities.

3. Repurchase Agreements. See the description of such securities under "Additional Investment Information -- Stock Funds."

4. When-Issued or Delayed-Delivery Securities. See the description of such securities under "Additional Investment Information -- Stock Funds."

5. Illiquid Securities. See the description of such securities under "Additional Investment Information -- Stock Funds."

6. Cash or High Quality, Short-Term Securities Issued by an Agency or Instrumentality of the U.S. Government, High-Quality Commercial Paper, Certificates of Deposit and Shares of No-Load, Open-End Money Market Funds. A Fund may purchase these short-term securities as a cash management technique under those circumstances where it has cash to manage for a short time period, for example, after receiving proceeds from the sale of securities, dividend distributions from portfolio securities, or cash from the sale of Fund shares to investors. Interest earned from these short-term securities will be taxable to investors as ordinary income when distributed.

7. Short-Term Investments. Each Fund may invest for short-term purposes when SAM believes such action to be desirable and consistent with sound investment practices. Each Fund, however, will not engage primarily in trading for the purpose of short-term profits. A Fund may dispose of its portfolio securities whenever SAM deems advisable without regard to the length of time the securities have been held. The portfolio turnover rate is not expected to exceed 70%.

MONEY MARKET FUND

Quality and Maturity. Pursuant to procedures adopted by the Money Market Trust's Board of Trustees, the Money Market Fund may purchase only high-quality securities that SAM believes present minimal credit risks. To be considered high quality, a security must be rated, or the issuer must have received a rating for a comparable short-term security, in accordance with applicable rules in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security); or, if unrated, the security must be judged by SAM to be of equivalent quality.

High-quality securities are divided into "first tier" and "second tier" securities. First tier securities are those deemed to be in the highest rating category (E.G., A-1 by S&P) and second tier securities are those deemed to be in the second highest rating category (E.G., A-2 by S&P).

The Money Market Fund may not invest more than 5% of its total assets in second tier securities. In addition, the Money Market Fund may not invest more than 1% of its total assets or $1 million (whichever is greater) in the second tier securities of a single issuer.

The Money Market Fund currently intends to limit its investments to securities with remaining maturities of 397 days or less, and to maintain a dollar-weighted average maturity of 90 days or less. When determining the maturity of a security, the Fund may look to an interest rate reset or demand feature.

A security is considered to be rated if either the security itself is assigned a rating or the issuer is assigned a rating for comparable short-term debt obligations. Alternatively, a security (whether or not rated) with an unconditional demand feature (as defined in Rule 2a-7) may be considered to be rated if the demand feature or its issuer has been assigned a rating. See "Description of Ratings" for further explanation of rating categories.

The Money Market Fund may make the following investments, among others, although it may not buy all of the types of securities that are described.

1. Repurchase Agreements. In a repurchase agreement, the Fund buys securities at one price and simultaneously agrees to sell them back at a higher price. Delays or losses could result if the counterparty to the agreement defaults or becomes insolvent.

2. Variable and Floating Rate Instruments. Issuers of floating or variable rate notes include, but are not limited to, corporations, partnerships, special purpose entities, the U.S. government, its agencies and instrumentalities, and municipalities. The interest rates on variable rate instruments reset periodically on specified dates so as to cause the instruments' market value to approximate their par value. The interest rates on floating rate instruments change whenever there is a change in a designated benchmark rate. Variable and floating rate instruments may have optional or mandatory put features. In the case of a mandatory put feature, the Fund would be required to act to keep the instrument.

3.   Other Floating and Variable Rate Securities.   Securities collateralized by
     a portfolio of municipal bonds which are divided into classes. The Fund will purchase only classes of such securities which provide for floating rates and which can be put back to a liquidity provider (generally at par) on a fixed date.

4. Restricted Securities and Rule 144A Securities. The Money Market Fund may invest in restricted securities eligible for resale under Rule 144A under the 1933 Act and commercial paper sold pursuant to Section 4(2) of the 1933 Act, provided that SAM had determined that such securities are liquid under guidelines adopted by the Board of Trustees. See the description of Rule 144A Securities under "Additional Investment Information -- Stock Funds."
     Section 4(2) of the 1933 Act exempts securities sold by the issuer in private transactions from the 1933 Act's registration requirements. Because
     Section 4(2) paper is a restricted security, investing in Section 4(2) paper could have the effect of decreasing the liquidity of the Fund's portfolio to the extent that buyers, for a time, become unwilling to purchase the securities.

5. Commercial Paper Obligations. Commercial paper is a short-term instrument issued by corporations, financial institutions, governmental entities and other entities, and may include funding agreements, and other short-term debt obligations. The principal risk associated with commercial paper is the potential insolvency of the issuer. In addition to commercial paper obligations of domestic corporations, the Fund may also purchase dollar-denominated commercial paper issued in the U.S. by foreign entities.


     While investments in foreign obligations are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability) and the potentially adverse effects of unavailability of public information regarding issuers, reduced governmental supervision of markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial standards or the application of standards that are different or less stringent than those applied in the U.S. A Fund will purchase commercial paper issued by foreign entities only if, in the opinion of SAM, it is of an investment quality comparable to other obligations that may be purchased by the Fund.

5. Illiquid Securities. See the description of such securities under "Additional Investment Information -- Stock Funds.

6. Securities Issued by Banks and Other Issuers. Investments may be made in U.S. dollar-denominated time deposits, certificates of deposit, and bankers' acceptances of U.S. banks and their branches located outside of the United States, U.S. branches and agencies of foreign banks, and foreign branches of foreign banks. The Fund may also invest in U.S. dollar-denominated securities issued or guaranteed by other U.S. or foreign issuers, including U.S. and foreign corporations or other business organizations, foreign governments, foreign government agencies or instrumentalities, and U.S. and foreign financial institutions, including savings and loan institutions, insurance companies and mortgage bankers, as well as banks.

     The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation. Payment of interest and principal on these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidence of ownership of portfolio securities may be held outside of the U.S. and the Funds may be subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing the establishment and operation of U.S. branches do not apply to foreign branches of U.S. banks. Obligations of U.S. branches and agencies of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation, as well as by governmental action in the country in which the foreign bank has its head office.

7. When-Issued or Delayed-Delivery Securities. See the description of such securities under "Additional Investment Information -- Stock Funds."

8. Mortgage-Backed Securities. See the description of such securities under "Additional Investment Information--Intermediate-Term U.S. Treasury Fund, GNMA Fund, High-Yield Fund, and Managed Bond Fund."

9. Asset-Backed Securities. See the description of such securities under "Additional Investment Information--Intermediate-Term U.S. Treasury Fund, GNMA Fund, High-Yield Fund, and Managed Bond Fund."

10. U.S. Government Securities. U.S. government securities include (a) direct obligations of the U.S. Treasury, (b) securities supported by the full faith and credit of the U.S. government but that are not direct obligations of the U.S. Treasury, (c) securities that are not supported by the full faith and credit of the U.S. government but are supported by the issuer's ability to borrow from the U.S. Treasury such as securities issued by the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Bank ("FHLB") and the Federal Home Loan Mortgage Corporation ("FHLMC"), and (d) securities supported solely by the creditworthiness of the issuer, such as securities issued by the Tennessee Valley Authority ("TVA").

11. Corporate Obligations such as Publicly Traded Bonds, Debentures and Notes. The securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity.

12. Term Put Bonds. Term put bonds are variable rate obligations which have a maturity in excess of one year with the option to put back (sell back) the bonds on a specified put date. On the put date, the interest rate of the bond is reset according to current market conditions and accrues at the reset rate until the next put date. The Fund may also hold mandatory put bonds. Mandatory put bonds require the holder to take certain action to retain the bonds. Put bonds are generally credit-enhanced by collateral, guaranteed investment contracts, surety bonds, a letter of credit or insurance which guarantees the payment of principal and interest.

13. Yankee Debt Securities and Eurodollar Bonds. See the description of such securities under "Additional Investment Information - Intermediate-Term U.S. Treasury Fund, GNMA Fund, High-Yield Fund and Managed Bond Fund.

SPECIAL INVESTMENT RISKS

BELOW INVESTMENT GRADE BONDS:

The Dividend Income, Small Company and High Yield Funds may invest in, and the other Funds as a result of downgrades may own, below investment grade bonds. Below investment grade bonds are speculative and involve greater investment risks than investment grade bonds due to the issuer's reduced creditworthiness and increased likelihood of default and bankruptcy. During period of economic uncertainty or change, the market prices of below investment grade bonds may experience increased volatility. Below investment grade bonds tend to reflect short-term economic and corporate developments to a greater extent than higher quality bonds.

Below investment grade bonds (commonly referred to as "high-yield" or "junk" bonds) have certain additional risks associated with them. Yields on below investment grade bonds will fluctuate over time. These bonds tend to reflect short-term economic and corporate developments to a greater extent than higher quality bonds that primarily react to fluctuations in interest rates. During an economic downturn or period of rising interest rates, issuers of below investment grade bonds may experience financial difficulties that adversely affect their ability to make principal and interest payments, meet projected business goals and obtain additional financing. In addition, issuers often rely on cash flow to service debt. Failure to realize projected cash flows may seriously impair the issuer's ability to service its debt load that in turn might cause a Fund to lose all or part of its investment in that security. SAM will seek to minimize these additional risks through diversification, careful assessment of the issuer's financial structure, business plan and management team and monitoring of the issuer's progress toward its financial goals.

The liquidity and price of below investment grade bonds can be affected by a number of factors, including investor perceptions and adverse publicity regarding major issues, underwriters or dealers of lower-quality corporate obligations. These effects can be particularly pronounced in a thinly-traded market with few participants and may adversely impact a Fund's ability to dispose of the bonds as well as make valuation of the bonds more difficult.

Because there tend to be fewer investors in below investment grade bonds, it may be difficult for a Fund to sell these securities at an optimum time. Consequently, these bonds may be subject to more price changes, fluctuations in yield and risk to principal and income than higher-rated bonds of the same maturity.

Credit ratings evaluate the likelihood that an issuer will make principal and interest payments, but may not reflect market value risks associated with lower-rated bonds. Credit rating agencies may not timely revise ratings to reflect subsequent events affecting an issuer's ability to pay principal and interest.


FOREIGN SECURITIES:

Investing in foreign companies and markets involves certain considerations, including those set forth below, that are not typically associated with investing in U.S. securities denominated in U.S. dollars and traded in U.S. markets. Foreign securities may not be registered under, nor may the issuers thereof be subject to the reporting requirements of, U.S. securities laws. Accordingly, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies are not generally subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies.

It is contemplated that most foreign securities will be purchased in over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. There is generally less governmental supervision and regulation of foreign stock exchanges, broker-dealers and issuers than in the United States.

In addition, with respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or social instability, or diplomatic developments that could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Because the International Fund invests primarily in foreign securities, it is subject to various risks in addition to those associated with U.S. investment. For example, the value of the International Fund depends in part upon currency values, the political and regulatory environments, and overall economic factors in the countries in which the Fund invests.

CURRENCY EXCHANGE RATES (International Fund):

The value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by fluctuations in currency rates and exchange control regulations (including actions by a foreign government to devalue its currency, thereby effecting a possibly substantial reduction in the U.S. dollar value of a Fund's investments in that country). The International Fund is authorized to employ certain hedging techniques to minimize this risk. However, to the extent such transactions do not fully protect the International Fund against adverse changes in exchange rates, decreases in the value of the currencies of the countries in which the Fund invests result in a corresponding decrease in the U.S. dollar value of the Fund's assets denominated in those currencies. Further, the International Fund may incur costs in connection with conversions between various currencies. Foreign exchange dealers (including banks) realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer or bank normally will offer to sell a foreign currency to the International Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. Moreover, fluctuations in exchange rates may decrease or eliminate income available for distribution. For example, if certain realized foreign currency losses exceed other investment company taxable income (as described below under "Tax Information") during a taxable year, the International Fund would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized for federal income tax purposes as a return of capital to shareholders, rather than as ordinary dividends.

HEDGING TRANSACTIONS

Hedging transactions cannot eliminate all risks of loss to the Funds and may prevent a Fund from realizing some potential gains. The projection of short-term foreign currency (International Fund) and foreign market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Among the risks of hedging transactions are: incorrect prediction of the movement of currency exchange rates and market movements; imperfect correlation of currency movements in cross-hedges and indirect hedges; imperfect correlation in the price movements of options, futures contracts and options on future contracts with the assets on which they are based; lack of liquid secondary markets and inability to effect closing transactions; costs associated with effecting such transactions; inadequate disclosure and/or regulatory controls in certain markets; counterparty default with respect to transactions not executed on an exchange; trading restrictions imposed by governments, or securities and commodities exchanges; and governmental actions affecting the value or liquidity of currencies. Hedging transactions may be effected in foreign markets or on foreign exchanges and are subject to the same types of risks that affect foreign securities. See "Special Risks of Foreign Investments and Foreign Currency Transactions."

Indirect hedges and cross-hedges are more speculative than other hedges because they are not directly related to the position or transaction being hedged. With respect to indirect hedges, movements in the proxy currency may not precisely mirror movements in the currency in which portfolio securities are denominated. Accordingly, the potential gain or loss on an indirect hedge may be more or less than if the Fund had directly hedged a currency risk. Similar risks are associated with cross-hedge transactions. In a cross-hedge, the foreign currency in which a portfolio security is denominated is hedged against another foreign currency, rather than the U.S. dollar. Cross-hedges may also create a greater risk of loss than other hedging transactions because they may involve hedging a currency risk through the U.S. dollar rather than directly to the U.S. dollar or another currency.

To help reduce certain risks associated with hedging transactions, the Common Stock Trust's Board of Trustees has adopted the requirement that forward contracts, options, futures contracts and options on futures contracts be used on behalf of the Funds to hedge investment risk and not for speculation. In addition, the Boards of Trustees have adopted the following percentage restrictions on the use of options, futures contracts and options on futures contracts:

     (i) A Fund will not write a put or call option if, as a result thereof, the aggregate value of the assets underlying all such options (determined as of the date such options are written) would exceed 25% of the Fund's net assets.

     (ii) A Fund will not purchase a put or call option or option on a futures contract if, as a result thereof, the aggregate premiums paid on all options or options on futures contracts held by the Fund would exceed 20% of the Fund's net assets.

     (iii) A Fund will not enter into any futures contract or option on a futures contract if, as a result thereof, the aggregate margin deposits and premiums required on all such instruments would exceed 5% of the Fund's net assets.

GEOGRAPHICAL AND ISSUER SIZE LIMITATIONS:

Northwest Fund. Since the Northwest Fund invests primarily in companies with their principal executive offices located in the Northwest, the number of issuers whose securities are eligible for purchase is significantly less than many other mutual funds. Also, some companies whose securities are held in the Northwest Fund's portfolio may primarily distribute products or provide services in a specific locale or in the Northwest region. The long-term growth of these companies can be significantly affected by business trends in and the economic health of those areas. Other companies whose securities are held by the Northwest Fund may have a predominately national or partially international market for their products or services and are more likely to be impacted by national or international trends. As a result, the performance of the Northwest Fund may be influenced by business trends or economic conditions not only in a specific locale or in the Northwest region but also on a national or international level, depending on the companies whose securities are held in its portfolio at any particular time.

International Fund. Because the International Fund invests primarily in foreign securities, it is subject to various risks in addition to those associated with U.S. investment. For example, the value of the International Fund depends in part upon currency values, the political and regulatory environments, and overall economic factors in the countries in which the Fund invests. (See "Special Investment Risks -- Foreign Securities" below.)

Small Company Fund. The Small Company Fund invests in small-sized companies which involves greater risks than investment in larger, more established issuers, and such securities can be subject to more abrupt and erratic movements in price.

California Tax-Free Income Fund. The following is a condensed and general description of conditions affecting the taxing ability and fiscal condition of the State of California and its various political subdivisions and their ability to meet their debt service obligations. Since during normal market conditions the California Tax-Free Income Fund ("California Fund") plans to invest at least 80% of its net assets in bonds issued by California and its political subdivisions, the investment risk of such concentration should be carefully considered. The description below summarizes discussions contained in official statements relating to various types of bonds issued by the State of California and its political subdivisions. A more detailed description can be found in such official statements. The California Fund has not independently verified any of the information presented in this section.

     The State of California. California's economy and the State's financial condition improved markedly during the fiscal years starting in 1995-96, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint. The accumulated budget deficit from the previous four recession years was finally eliminated. Moody's Investors Service, Standard & Poor's and Fitch IBCA, Inc. currently rate the State's general obligation bonds Aa3, AA-minus and AA-minus, respectively.



     The May 1999 Revision to the 1999-00 Governor's Budget reported that stronger than expected economic conditions in the State for the latter part of 1998 and into 1999 would produce total 1998-99 General Fund revenues of about $57.9 billion, almost $1.0 billion above the 1998 Budget estimates. The final 1999-00 Budget projects General Fund revenues and transfers of $63.0 billion and proposes General Fund expenditures of $63.7 billion. California generates about 70 percent of its revenues from a state personal income tax and a sales tax, and spends more than half of all revenues on education.

     Tax and Spending Limitations. The taxing powers of California public agencies are limited by Article XIII A of the State Constitution, added by an initiative amendment approved by voters on June 6, 1978, and commonly known as Proposition 13.



     Article XIII A limits the maximum ad valorem tax on real property to one percent of "full cash value" which is defined as "the County Assessor's valuation of real property as shown on the fiscal year 1975-76 tax bill under `full cash value' or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The full cash value may be adjusted annually to reflect inflation at a rate not to exceed two percent per year, or reduction in the consumer price index or comparable local data, or declining property value caused by damage, destruction, or other factors.



     The tax rate limitation referred to above does not apply to ad valorem taxes to pay the interest and redemption charges on any indebtedness approved by the voters before July 1, 1978 or any bonded indebtedness for the acquisition or improvement of real property approved by two-thirds of the votes cast by the voters voting on the proposition.


     Article XIII A also requires a two-thirds vote of the electors prior to the imposition of any special taxes and totally precludes the imposition of any new ad valorem taxes on real property or sales or transaction taxes on the sales of real property.


     Legislation adopted in 1979 exempts business inventories from taxation. However, the same legislation provides a formula for reimbursement by California to cities and counties, special districts and school districts for the amount of tax revenues lost by reason of such exemption or adjusted for changes in the population and the cost of living. Legislation adopted in 1980 provides for state reimbursements to redevelopment agencies to replace revenues lost due to the exemption of business inventories from taxation. Such legislation provides for restoration of business inventory tax revenues through the annual addition of artificial assessed value, not actually existing in a project area, to the tax rolls of redevelopment projects. These reimbursements are adjusted for changes in the population and the cost of living. All such reimbursements are subject to change or repeal by the Legislature, and they have been changed since 1980. Furthermore, current law generally prohibits the pledging of such reimbursement revenues to secure redevelopment agency bonds.

     Redevelopment agencies in California have no power to levy and collect taxes; hence, any decrease in property taxes or limitations in the amounts by which property taxes may increase adversely affects such agencies, which lack the inherent power to correct for such decreases or limitations.


     State and local government agencies in California and the State itself are subject to annual "appropriation limits" imposed by Article XIII B, an initiative constitutional amendment approved by the voters on November 6, 1979, which prohibits government agencies and the State from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues, certain State subventions and certain other funds, including proceeds from regulatory licenses, user revenues, certain State subventions and certain other funds to the extent that such proceeds exceed "the cost reasonably born by such entity in providing the regulation, product, or service." No limit is imposed on appropriation of funds which are not "proceeds of taxes," on debt service or indebtedness existing or authorized by January 1, 1979, or subsequently authorized by the voters, or appropriations required to comply with mandates of courts or the federal government, or user charges or fees which don't exceed the cost of the service provided, nor on certain other non-tax funds.

     By statute (which has been upheld by the California Court of Appeals), tax revenues allocated to redevelopment agencies are not "proceeds of taxes" within the meaning of Article XIII B, and the expenditure of such revenues is therefore not subject to the limitations under Article XIII B.

     The imposition of taxes by local agencies other than charter cities is further limited by the provisions of an initiative statute ("Proposition 62") approved by the voters on November 4, 1986. The statute (i) requires that any tax for general governmental purposes imposed by these local government entities be approved by resolution or ordinance adopted by two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity, (ii) requires that any special tax (defined as a tax levied for other than general governmental purposes) imposed by any of these local governmental entities be approved by a two-thirds vote of the voters within that jurisdiction, (iii) restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed, (iv) prohibits the imposition of ad valorem taxes on real property by these local governmental
                   -- -------
     entities except as permitted by Article XIII A, (v) prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governmental entities and (vi) requires that any tax imposed by a local governmental entity between May 1, 1985 and November 4, 1986 be ratified by a majority vote of the electorate within two years of the adoption of the initiative or be terminated by November 15, 1988.

     Subsequent decisions of California Courts of Appeal held that all or portions of the provisions of Proposition 62, including those requiring the submission of general fund tax measures to the electorate, are unconstitutional. However, on December 14, 1995, in the case of Santa
                                                                      -----
     Clara County Local Transportation Authority v. Guardino, the California
     -------------------------------------------------------
     Supreme

     Court upheld the constitutionality of Proposition 62. As a result, the annual revenues of any local government or district as shown in the general fund budget may have to be reduced in any year to the extent that they rely on the proceeds of any general tax adopted after May 1, 1985 which has not been approved by majority vote of the electorate. The Guardino decision
                                                           --------
     left unresolved (1) whether its conclusions apply retroactively to taxes adopted without the necessary voter approval during the period between the 1986 passage of Proposition 62 and the 1995 Guardino decision and (2) what
                                                 --------
     statute of limitations applies to a taxpayer challenge. Two subsequent appellate decisions reached conflicting answers to these questions and a number of appeals in other cases remain pending. Until the California Supreme Court speaks, these issues are likely to remain unresolved.

     An initiative constitutional amendment known as Proposition 218 and also called the "Right to Vote on Taxes Act" was approved by the voters on November 5, 1996. This measure added Articles XIII C and XIII D to the State Constitution. The measure requires that general tax increases by all local government entities be approved by not less than a majority vote and that taxes for special purposes be approved by a two-thirds vote; provides that existing language in the California Constitution shall not be construed to limit the initiative power with respect to reducing or repealing any local tax, assessment, fee or charge; prescribes procedures applicable to assessments on real property and requires that such assessments be approved by property owners; prohibits property related fees and charges from exceeding costs of the service being provided; imposes procedural requirements, including notice and public hearing, prior to imposition of new or increased fees or charges on property; and requires that, except for fees for sewer, water and refuse collection, fees be approved by a majority vote of the electorate.

     Given the turbulent history of California electoral, judicial and legal proceedings affecting taxation since 1978, it is impossible to predict what proceedings might occur in the future which would affect the ability of California and its political subdivisions to service their outstanding indebtedness.


     Lease Financing. Lease-based financing, typically marketed in the form of certificates of participation or lease revenue bonds, has been extremely popular in California, since the courts have long held that properly structured long-term leases do not create "indebtedness" for purposes of constitutional and statutory debt limitations. The obligation to pay rent thereunder is nevertheless enforceable, on an annual basis, so long as the leased property is available for use and occupancy by the government lessee. The risk of rent abatement (because of construction delays, damage to structures and the like) is usually mitigated by funded reserves, casualty (including earthquake) insurance and rental interruption insurance.

     In the 1998 decision in Rider v. City of San Diego, the California Supreme
                             --------------------------
     Court upheld the validity of traditional financing structures involving joint powers agencies and reaffirmed the long-established lease exception to the constitutional debt limit.


     Land-Secured Financing. Local government limited obligations payable from special taxes or assessments on real property have come to be known as "dirt bonds". Typically unrated and ultimately secured by a lien on benefitted property, these obligations are inherently vulnerable to fluctuations in land values and development risks arising from a number of factors, including increased governmental and environmental regulations and general economic conditions.


     Electric Utility Restructuring. Like a number of other states, California has enacted legislation relating to the restructuring of the electric utility industry. The legislation generally provides for increased competition in the supply of electric power and allows retail customers "direct access" in choosing their supplier. In addition, the legislation provided for an immediate rate reduction for small users; created an independent power exchange to administer a wholesale power pool; created an independent system operator for the transmission grid; provides customers and suppliers with nondiscriminating and comparable access to transmission and distribution services; and allows utilities to recover uneconomic generation-related costs through a transition charge or severance fee.

     The mandatory provisions of the legislation generally apply to utilities regulated by the California Public Utilities Commission. Since the State's political subdivisions are not subject to the jurisdiction of the CPUC, the effect of the legislation on municipally-owned electric utilities is more limited. As a practical matter, however, it is likely that most municipally-owned utilities will adopt some form of direct access or pooling programs in order to remain competitive.

     The effects of direct access may vary among municipal utilities and cannot be specifically ascertained at this time. However, some potential effects include: (i) loss of customers, particularly large industrial and commercial customers, (ii) increased costs to remaining customers, (iii) decreased revenues, (iv) decreases in transfers to the municipality's general fund, (v) increased difficulties in developing new generating resources, (vi) increased difficulties and higher costs in system financing, (vii) reductions in credit ratings, (viii) the need to recover stranded investment in facilities from the remaining customers and (ix) reductions in environmental and social programs relating to electric utility services.


     Orange County Bankruptcy. In December 1994, Orange County, together with its pooled investment funds, filed for protection under Chapter 9 of the federal Bankruptcy Code, after reports that the funds had suffered significant market losses in their investments, causing a liquidity crisis for the funds and the County. More than 200 other public entities, most of which, but not all, are located in the County, were also depositors in the funds.


     Orange County thereafter embarked on a three-year fiscal recovery plan, based on sharp reductions in services and personnel, ongoing debt reduction and a long-term pay-as-you-go capital improvement plan. As a result, in September 1999 Moody's Investors Service assigned the County an issuer credit rating of Aa3 and restored the ratings on its pension debt to the level enjoyed before the bankruptcy filing. In January of this year, Standard & Poor's upgraded the County's pension debt to A-minus from BB and for the first time assigned an A rating to the County's overall credit.

     Since the Orange County bankruptcy, California's general laws pertaining to the deposit and investment of public moneys have been significantly revised to limit the use of higher-risk investments and to provide additional oversight safeguards at the local level.

     The Fund will attempt to achieve geographic diversification by investing in obligations of issuers which are located in different areas within California as well as obligations of the State of California itself. In addition, the Fund will not invest more than 15% of its total assets in tax allocation bonds issued by California redevelopment agencies. These are operating policies of the Fund and may be changed without the approval of the Fund's shareholders.

REDEMPTION IN KIND
------------------


If a Trust concludes that cash payment upon redemption to a shareholder would be prejudicial to the best interest of the other shareholders of a Fund, a portion of the payment may be made in kind. The Trusts have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which each Fund must redeem shares tendered by a shareholder of the Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period. Any shares tendered by the shareholder in excess of the above-mentioned limit may be redeemed through distribution of the Fund's assets. Any securities or other property so distributed in kind shall be valued by the same method as is used in computing NAV. Distributions in kind will be made in readily marketable securities, unless the investor elects otherwise. Investors may incur brokerage costs in disposing of securities received in such a distribution in kind.

SALES CHARGE WAIVERS
--------------------

We offer a number of ways to reduce or eliminate the initial sales charge on Class A shares or the CDSC on Class B and Class C shares. If you think you may be eligible, contact SAFECO or your financial advisor for further information.

Waiver Of Class A Shares Sales Charge. Class A shares are sold at net asset value per share without any sales charges for the following investments:

  1. Registered representatives or full-time employees of broker-dealers, banks and other financial institutions that have entered into selling agreements with SAFECO Securities, and the children, spouse and parents of such representatives and employees, and employees of financial institutions that directly, or through their affiliates, have entered into selling agreements with SAFECO Securities;

  2. Companies exchanging shares with or selling assets to one or more of the Funds pursuant to a merger, acquisition or exchange offer;

  3. Any of the direct or indirect affiliates of SAFECO Securities;

  4. Purchases made through the automatic investment of dividends and distributions paid by another Fund;

  5. Clients of administrators or consultants to tax-qualified employee benefit plans which have entered into agreements with SAFECO Securities or any of its affiliates;

  6. Retirement plan participants who borrow from their retirement accounts by redeeming Fund shares and subsequently repay such loans via a purchase of Fund shares;

  7. Retirement plan participants who receive distributions from a tax-qualified employer-sponsored retirement plan, which is invested in Fund shares, the proceeds of which are reinvested in Fund shares;

  8. Accounts as to which a broker-dealer, bank or other financial institution charges an account management fee, provided the financial institution has entered into an agreement with SAFECO Securities regarding such accounts;

  9. Current or retired officers, directors, trustees or employees of any SAFECO mutual fund or SAFECO Corporation or its affiliates and the children, spouse and parents of such persons; and

  10. Investments made with redemption proceeds from mutual funds having a similar investment objective with respect to which the investor paid a front-end sales charge.


CDSC Waivers. The CDSC for Class B and Class C shares currently is waived in the following circumstances:

  (a) total or partial redemptions made within one year following the death or disability of a shareholder;

  (b) redemptions made pursuant to any systematic withdrawal plan based on the shareholder's life expectancy, including substantially equal periodic payments prior to age 59 1/2 which are described in Code section 72(t), and required minimum distributions after age 70 1/2, including those required minimum distributions made in connection with customer accounts under Section 403(b) of the Code and other retirement plans;

  (c) total or partial redemption resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement plan;

  (d) when a redemption results from a tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code;

  (e) reinvestment in Class B or Class C shares of a Fund, as applicable, within 60 days of a prior redemption;

  (f) redemptions pursuant to the Fund's right to liquidate a shareholder's account involuntarily;

  (g) redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan that are invested in Funds and are permitted to be made without penalty pursuant to the Code; and

  (h) redemptions in connection with a Fund's systematic withdrawal plan not in excess of 10% of the value of the account annually.

SAFECO will calculate the CDSC applicable to a redemption in a manner that results in the lowest possible rate. SAFECO will assume that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and other distributions and then of amounts representing the cost of shares held for the longest period of time.

Reinstatement Privilege. If you paid an initial sales charge and redeem your Class A shares in a Fund you have a one-time privilege to reinstate your investment by investing the proceeds of the redemption at net asset value per share without a sales charge in Class A shares of that Fund and/or one or more of the other Funds. You or your broker-dealer, bank or other financial institution must provide SAFECO Services with a written request for reinvestment and a check not exceeding the amount of the redemption proceeds within 60 days of the date of the redemption. The reinstatement purchase will be effected at the net asset value per share next determined after such receipt.

CONVERSION OF CLASS B SHARES
----------------------------

Class B shares of a Fund will automatically convert to Class A shares of that Fund, based on the relative net asset values per share ("NAVs") of the Classes, within the first month following the sixth anniversary of the shareholder's purchase of such Class B shares. For the purpose of calculating the holding period required for conversion of Class B shares of a Fund except the Money Market Fund, the date of purchase shall mean (1) the date on which such Class B shares were purchased or (2) for Class B shares obtained through an exchange, or a series of exchanges, the date on which the original Class B shares were purchased. For the purpose of calculating the holding period required for conversion of Class B shares of the Money Market Fund, the date of purchase shall mean the date on which those shares were first exchanged for Class B shares of any other SAFECO Fund. Shareholders who have converted Class B shares of the SAFECO Advisor Series Trust ("Advisor Series Shares") into Class B shares of a Fund may calculate the holding period from the date of the purchase of the Advisor Series Shares. For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares will be held in a separate sub-account; each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and other distributions.

INFORMATION ON CALCULATION OF NET ASSET VALUE PER SHARE
-------------------------------------------------------

GENERAL


Each Fund determines its NAV by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash and other assets, including interest accrued but not yet received) and dividing the result by the total number of shares outstanding. The NAV of each Fund is calculated as of the close of regular trading on the New York Stock Exchange (" Exchange"), normally 1:00 p.m. Pacific time every day the Exchange is open for trading.

Short-term debt securities held by a Fund's portfolio having a remaining maturity of less than 60 days when purchased, and securities originally purchased with maturities in excess of 60 days but which currently have maturities of 60 days or less, may be valued at cost adjusted for amortization of premiums or accrual of discounts, or under such other methods as the applicable Trust's Board of Trustees may from time to time deem to be appropriate. The cost of those securities that had original maturities in excess of 60 days shall be determined by their fair market value until the 61/st/ day prior to maturity. All other securities and assets in the portfolio will be appraised in accordance with those procedures established by the Board of Trustees in good faith in computing the fair market value of those assets.


Trading in foreign securities generally will be substantially completed each day at various times prior to the close of the Exchange. The value of any such securities are determined as of such times for purposes of computing NAV. Foreign currency exchange rates are also generally determined prior to the close of the Exchange. If an extraordinary event occurs after the close of an exchange on which that security is traded, the security will be valued at fair value as determined in good faith by the Sub-Advisor under procedures established by and under general supervision of the Board of Trustees.

Options the International Fund may purchase that are traded on national securities exchanges are valued at their last sale price as of the close of option trading on such exchange. Futures contracts the International Fund will enter into will be marked to market daily, and options thereon are valued at their last sale price, as of the close of the applicable commodities exchange.

Quotations of foreign securities in a foreign currency are converted into U.S. dollar equivalents at the current rate obtained by a recognized bank or dealer. Forward contracts are valued at the current cost of covering or offsetting such contracts.

MONEY MARKET FUND

The portfolio instruments of the Money Market Fund are valued on the basis of amortized cost. The valuation of the Money Market Fund's portfolio securities based upon amortized cost, and the maintenance of the Fund's NAV at $1.00, are permitted pursuant to Rule 2a-7 under the 1940 Act. Pursuant to that Rule, the Fund maintains a dollar-weighted average portfolio maturity of 90 days or less, purchases only securities having remaining maturities of 397 days or less, and invests only in securities determined by SAM, under guidelines adopted by the Money Market Trust's Board of Trustees, to be of high quality and to present minimal credit risks. The Board of Trustees has established procedures designed to stabilize, to the extent reasonably possible, the Money Market Fund's price-per-share as computed for the purpose of sales and redemptions at $1.00.


These procedures include a review of the Money Market Fund's portfolio holdings by the Board of Trustees, at such intervals as the Board deems appropriate, to determine whether the Fund's NAV, calculated by using available market quotations, deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders of the Fund. If the Board determines that such a deviation exists in the Fund, the Trustees will take such corrective action with respect to the Fund as they regard as necessary and appropriate, including selling portfolio investments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, not paying dividends (subject to distribution requirements to maintain status as a regulated investment company for federal tax purposes (see "Tax Information"), redeeming shares in kind, and determining the NAV by using available market quotations.

The principal risk associated with the Money Market Fund is that it may experience a delay or failure in principal or interest payments at maturity of one or more of the portfolio securities. The Money Market Fund's yields will fluctuate with general money market interest rates.


PERFORMANCE INFORMATION
-----------------------

GENERAL

Effective September 30, 1996, all of the then-existing shares of each Fund, except the Value Fund and the High-Yield Bond Fund, were redesignated No-Load Class shares and each Fund commenced offering Class A and Class B shares. The High-Yield Bond Fund and the Value Fund commenced offering Class A and Class B shares on January 31, 1997, and April 30, 1997, respectively. Effective May 1, 2000 the GNMA Fund commenced offering Class A and Class B shares, and the following Funds commenced offering Class C shares: Growth Opportunities Fund, Equity Fund, Dividend Income Fund, Northwest Fund, International Fund, High-Yield Fund and Money Market Fund.

With respect to the Growth Opportunities, Equity, Dividend Income, Northwest, International Stock, and Money Market Funds, the performance information that follows for Class C shares reflects (1) the actual performance of Class B shares of such Funds for the years ended December 31, 1999, December 31, 1998 and December 31, 1997; and performance of the No-Load Class shares of such Funds, restated to reflect the sales charges but not the Rule 12b-1 fees of Class C shares, for the periods prior to September 30, 1996. Performance information for the periods prior to September 30, 1996, would have been lower if these Rule 12b-1 fees were reflected.

Except with respect to the High-Yield Bond, Value and GNMA Funds, the performance information that follows reflects (1) the actual performance of Class A and Class B shares of the Funds for the years ended December 31, 1999, December 31, 1998 and December 31, 1997; (2) the actual performance of Class A and Class B shares of the Funds for the period September 30, 1996 to December, 31, 1996; and (3) the performance of the No-Load Class shares of each Fund, restated to reflect the sales charges but not the Rule l2b-1 fees of Class A and Class B shares, for the periods prior to September 30, 1996. Performance information for the periods prior to September 30, 1996, would have been lower if these Rule l2b-1 fees were reflected. For the High-Yield Bond Fund, the performance information with respect to Class A and Class B shares that follows reflects: (1) the actual performance of Class A and Class B shares of the Fund for the year ended December 31, 1999 and 1998, and the period from January 31, 1997 to December 31, 1997 and (2) the performance of the No-Load Class shares of the Fund, restated to reflect the sales charge but not the Rule l2b-1 fees of Class A and Class B shares, for the periods prior to January 31, 1997; and the performance information with respect to Class C shares that follows reflects
(1) the actual performance of Class B shares of such Fund for the years ended December 31, 1999 and December 31, 1998 and for the period from January 31, 1997 to December 31, 1997; and performance of the No-Load Class shares of such Funds, restated to reflect the sales charges but not the Rule 12b-1 fees of Class C shares, for the periods prior to January 31, 1997. Performance information for the periods prior to January 31, 1997, would have been lower if these Rule l2b-1 fees were reflected.

For the Value Fund, the performance information that follows reflects actual performance of the Class A and Class B shares of the Fund since April 30, 1997 (initial public offering).

For the GNMA Fund, the performance information that follows reflects the performance of the No-Load Class shares of the Fund, restated to reflect the sales charge but not the Rule 12b-1 fees of Class A and Class B shares. Performance information for the GNMA Fund would have been lower if these Rule 12b-1 fees were reflected.

PERFORMANCE INFORMATION AND QUOTED RATINGS ARE INDICATIVE ONLY OF PAST PERFORMANCE AND ARE NOT INTENDED TO REPRESENT FUTURE INVESTMENT RESULTS.

Total Returns and Average Total Returns (Non-Standard returns not reflecting sales charges)

For the following Funds, the total returns, expressed as a percentage, for the one-, five- and ten-year periods ended December 31, 1999 were as follows:

                                        1 Year                             5 Years                          10 Years
                             -----------------------------------  ------------------------------  -------------------------------
                               Class A      Class B    Class C     Class A    Class B    Class C    Class A    Class B    Class C
                             -----------  -----------  ---------  ---------  --------  ---------   ---------  --------   --------
Growth Opportunities Fund

Equity Fund

Dividend Income Fund

Intermediate-Term U.S.
 Treasury Fund

GNMA Fund

High-Yield Bond Fund

Municipal Bond Fund

California Tax-Free

For the following Funds, the total returns, expressed as a percentage, for the one-year, five-year and since initial public offering periods ended December 31,1999 were as follows:

                                                                                                 Since Initial
                                  1 Year                             5 Years                    Public Offering
                    -----------------------------------  ------------------------------  -------------------------------
                      Class A      Class B    Class C     Class A    Class B    Class C    Class A   Class B   Class C
                    -----------  -----------  ---------  ---------  --------  ---------   ---------  --------  --------
Northwest Fund                                                                                                         (106 months)

Managed Bond Fund                                                                                                      (70 months)**

 * Inception of Fund February 7, 1991
** Inception of Fund February 28, 1994


For the following Funds, the total returns, expressed as a percentage, for the one-year and since initial public offering periods ended December 31, 1999 were as follows:


                                                                   Since Initial
                                      5 Years                     Public Offering
                          -------------------------------   -------------------------------
                           Class A    Class B   Class C      Class A    Class B    Class C
                          ---------  --------  ----------   ---------  --------  ----------

Balanced Fund                                                                                  (47 months)***

International Fund                                                                             (47 months)***

                                                                        Since Initial
                                        1 Year                         public Offering
                        ------------------------------------  ------------------------------------
                          Class A      Class B     Class C     Class A      Class B    Class C
                        -----------  -----------  ----------  -----------  ----------- -----------
Small Company Fund                                                                                       (47 months)***

U.S. Value Fund                                                                                          (32 months)****

***     Inception of Fund January 31, 1996.

****    Inception of Fund April 30, 1997.

For the following Funds, the total returns, expressed in dollars and assuming a $10,000 initial investment, for the one-, five- and ten-year periods ended December 31, 1999 were as follows:

                                          1 Year                          5 Years                            10 Years
                            --------------------------------   -------------------------------    -----------------------------
                              Class A    Class B    Class C     Class A    Class B    Class C     Class A    Class B   Class C
                            ----------   --------  ---------   ---------  --------   ----------   --------- --------  --------
Growth Opportunities Fund

Equity Fund

Dividend Income Fund

Intermediate-Term U.S.
 Treasury Fund

GNMA Fund

High-Yield Bond Fund

Municipal Bond Fund

California Tax-Free Income
 Fund

For the following Funds, the total returns, expressed in dollars and assuming a $10,000 initial investment, for the one-year, five-year, and since initial public offering periods to December 31, 1999 were as follows:

                                                                                                      Since Initial
                                1 Year                             5 Years                           Public Offering
                  ----------------------------------  ----------------------------------   ------------------------------
                    Class A      Class B    Class C    Class A      Class B      Class C    Class A     Class B  Class C
                  -----------  ---------   ---------  -----------  -----------  ---------  ---------   --------  --------

Northwest Fund                                                                                                         (106 months)*

Managed Bond Fund                                                                                                      (70 months)**

*  Inception of Fund February 7, 1991
**  Inception of Fund February 28, 1994

For the following Funds, the total returns, expressed in dollars and assuming a $10,000 initial investment, for the one-year and since initial public offering periods ended December 31, 1999 were as follows:

                          1 Year                             Since    Initial
                          ------
                                                             Public   Offering
                          Class A    Class B    Class C     Class A   Class B    Class C
                          -------    -------    -------     -------   -------    -------
Balanced Fund                                                                    (47 months)***

International Fund                                                               (47 months)***

Small Company Fund                                                               (47 months)***

U.S. Value Fund                                                                  (32 months)****

*** Inception of Fund January 31, 1996
**** Inception of Fund April 30, 1997

For the following Funds, the average annual total returns for the one-, five-and ten-year periods, or inception of the Fund to the period ended December 31, 1999 were as follows:

                                  1 Year                            5 Years                        10 Years
                                  ------                            -------                        --------
                                  Class A      Class B   Class C    Class A    Class B   Class C    Class A    Class B  Class C
                                  -------      -------   -------    -------    -------   -------    -------    -------  -------
Growth Opportunities Fund

Equity Fund

Dividend Income Fund

Intermediate-Term U.S.
Treasury Fund

GNMA Fund

High-Yield Bond Fund

Municipal Bond Fund

California Tax-Free Income
Fund

For the following Funds, the average annual total returns for the one-year, five-year, and since initial public offering periods ended December 31, 1999 were as follows:


                          1 Year                        5 Years                        Since     Initial
                          ------                        -------
                                                                                       Public    Offering
                          Class A   Class B   Class C   Class A    Class B   Class C   Class A   Class B   Class C
                          -------   -------   -------   -------    -------   -------   -------   -------   -------
Northwest Fund                                                                                             (106
                                                                                                           months)*
Managed Bond Fund                                                                                          (70
                                                                                                           months)**

* Inception of Fund February 7, 1991
** Inception of Fund February 28, 1994

For the following Funds, average annual total returns for the one-year and since initial public offering periods ended December 31, 1999 were as follows:

                        1 Year                              Since     Initial
                        ------
                                                            Public    Offering
                        Class A      Class B   Class C      Class A   Class B      Class C
                        -------      -------   -------      -------   -------      -------
Balanced Fund                                                                      (47 months)***

International Fund                                                                 (47 months)***

Small Company Fund                                                                 (47 months)***

U.S. Value Fund                                                                    (32 months)****

*** Inception of Fund January 31, 1996.
**** Inception of Fund April 30, 1997.

YIELD AND EFFECTIVE YIELD

For the following Funds the yields for the 30-day period ended December 31, 1999 were as follows:

                                        Class A             Class B      Class C
Intermediate Treasury Fund
GNMA Fund
High-Yield Fund
Managed Bond Fund

For the following Funds, the yield and tax-equivalent yield at the maximum federal tax rate of 39.6% for the 30-day period ended December 31, 1999 at the maximum federal tax rate of 39.6% were as follows:

                                    Yield               Tax-Equivalent Yield
                                    -----               --------------------

                           Class A  Class B  Class C  Class A   Class B  Class C
                           -------  -------  -------  -------   -------  -------

Municipal Bond Fund

California Tax-Free Income
Fund*
*    maximum combined federal and California tax rates of 45.2%

For the Money Market Fund, the yield and effective yield at the maximum federal tax rate of 39.6% for the 7-day period ended December 31, 1999 were as follows:

                                    Yield               Tax-Equivalent Yield
                                    -----               --------------------

                           Class A  Class B  Class C  Class A   Class B  Class C
                           -------  -------  -------  -------   -------  -------
Money Market Fund

CALCULATIONS

The total return, expressed as a percentage, is computed using the following formula:

T    =              ERV-P           X        100
                    -----
                      P


The total return, expressed in dollars, is computed using the following formula:

     T = P(l+A)/n/

The average annual total return is computed using the following formula:

               n
        A=(root ERV/P - 1)/n/ x 100

Where: T= total return


       A =average annual total return

       n = number of years

       ERV = ending redeemable value of a hypothetical investment of $1,000 at the end of a specified period of time

      P = a hypothetical initial investment of $ 1,000 or $10,000
         (when total return is expressed in dollars)

In making the above calculation, all dividends and capital gain distributions are assumed to be reinvested at the respective Fund's NAV on the reinvestment date, and the maximum sales charge, if any, for each class is applied.

Yield for the Intermediate-Term U.S. Treasury Fund, High-Yield Bond Fund, Managed Bond Fund and Tax-Exempt Bond Funds is computed using the following formula:

         Yield = 2[ (/a-b/ +1)/ 6/  - 1]
                      ----
                       cd

Where: a = dividends and interest earned during the period

       b = expenses accrued for the period (net of reimbursements)

       c = the average daily number of shares outstanding during the period that were entitled to receive dividends

       d = the maximum offering rice per share on the last day of the period

Total Returns And Average Total Returns (Standard returns reflecting sales charges)


For the following funds, the total returns, expressed as a percentage, for the one-, five- and ten-year periods ended December 31, 1999 were as follows:

                                1 Year                           5 Years                           10 Years
                                ------                           -------                            -------
                                Class A      Class B   Class C   Class A      Class B   Class C     Class A      Class B   Class C
                                -------      -------   -------   -------      -------   -------     -------      -------   -------
Growth Opportunities Fund

Equity Fund

Dividend Income Fund

Intermediate-Term U.S.
Treasury Fund

GNMA Fund

High-Yield Bond Fund

Municipal Bond Fund

California Tax-Free Income
Fund

For the following Funds, the total returns, expressed as a percentage, for the one-year, five-year and since initial public offering periods ended December 31,1999 were as follows:

                          1 Year                       5 Years                      Since    Initial
                          ------                       -------
                                                                                    Public   Offering

                          Class A   Class B  Class C   Class A    Class B  Class C  Class A  Class B   Class C
                          -------   -------  -------   -------    -------  -------  -------  -------   -------
Northwest Fund                                                                                          (106
                                                                                                        months)*
Managed Bond Fund                                                                                       (70
                                                                                                        months)**

* Inception of Fund February 7, 1991
** Inception of Fund February 28, 1994

For the following Funds, the total returns, expressed as a percentage, for the one-year and since initial public offering periods ended December 31, 1999 were as follows:

                          1 Year                            Since     Initial
                          ------
                                                            Public    Offering
                        Class A      Class B   Class C      Class A   Class B    Class C
                        -------      -------   -------      -------   -------    -------
Balanced Fund                                                                    (47 months)***

International Fund                                                               (47 months)***

Small Company Fund                                                               (47 months)***

U.S. Value Fund                                                                  (32 months)****

*** Inception of Fund January 31, 1996.
**** Inception of Fund April 30, 1997.

For the following Funds, the total returns, expressed in dollars and assuming a $10,000 initial investment, for the one-, five- and ten-year periods ended December 31, 1999 were as follows:

                                 1 Year                            5 Years                         10 Years
                                ---------                        ----------                       ----------
                                 Class A    Class B    Class C     Class A    Class B   Class C     Class A     Class B    Class C
                                ---------  ---------  ---------  ----------  --------- ---------  ----------  ----------  --------
Growth Opportunities Fund

Equity Fund

Dividend Income Fund

 Intermediate-Term U.S.

Treasury Fund

GNMA Fund

High-Yield Bond Fund

Municipal Bond Fund

California Tax-Free Income
Fund

For the following Funds, the total returns, expressed in dollars and assuming a $10,000 initial investment, for the one-year, five-year, and since initial public offering periods ended December 31, 1999 were as follows:

                          1 Year                            5 Years                            Since    Initial
                          -----                             -------
                                                                                               Public   Offering
                          Class A      Class B  Class C     Class A      Class B   Class C     Class A  Class B      Class C
                          -------      -------  -------     -------      -------   -------     -------  -------      -------
Northwest Fund                                                                                                         (106
                                                                                                                     months)*
Managed Bond Fund                                                                                                       (70
                                                                                                                     months)**

* Inception of Fund February 7, 1991
** Inception of Fund February 28, 1994

For the following Funds, the total returns, expressed in dollars and assuming a $10,000 initial investment, for the one-year and since initial public offering period ended December 31, 1999 were as follows:

                          1 Year                              Since     Initial
                        -----------
                                                              Public    Offering
                        Class A      Class B     Class C      Class A   Class B         Class C
                        -------      -------     -------      -------   -------         -------
Balanced Fund                                                                           (47 months)***
International Fund                                                                      (47 months)***
Small Company Fund                                                                      (47 months)***
U.S. Value Fund                                                                         (32 months)****

*** Inception of Fund January 31, 1996.
**** Inception of Fund April 30, 1997.

For the following funds, the average annual total returns for the one-, five-and ten-year periods ended December 31, 1999 were as follows:

                                  1 Year                           5 Years                         10 Years
                                  ------                           -------                         --------
                                  Class A      Class B   Class C   Class A      Class B  Class C   Class A      Class B  Class C
                                  -------      -------   -------   -------      -------  -------   -------      -------  -------
Growth Opportunities Fund

Equity Fund

Dividend Income Fund

Intermediate-Term U.S.
Treasury Fund

GNMA Fund

High-Yield Bond Fund

Municipal Bond Fund

California Tax-Free Income
Fund

For the following Funds, the average annual total returns for the one-year, five-year, and since initial public offering periods ended December 31, 1999 were as follows:

                       1 Year                      5 Years                        Since    Initial
                       ------                      -------
                                                                                  Public   Offering
                       Class A  Class B  Class C   Class A    Class B  Class C    Class A  Class B      Class C
                       -------  -------  -------   -------    -------  -------    -------  -------      -------
Northwest Fund                                                                                          (106
                                                                                                        months)*
Managed Bond Fund                                                                                       (70
                                                                                                        months)**

*  Inception of Fund February 7, 1991
**  Inception of Fund February 28, 1994

For the following Funds, the average annual total returns for the one-year and since initial public offering periods ended December 31, 1999 were as follows:


                        1 Year                             Since    Initial
                        ------
                                                           Public   Offering
                        Class A      Class B   Class C     Class A  Class B    Class C
                        -------      -------   -------     -------  -------    -------
Balanced Fund                                                                  (47 months)***

                        1 Year                             Since   Initial
                        ------
                                                           Public   Offering
                        Class A      Class B  Class C      Class A  Class B      Class C
                        -------      -------  -------      -------  -------      -------
International Fund                                                               (47 months)***

Small Company Fund                                                               (47 months)***

U.S. Value Fund                                                                  (32 months)****

*** Inception of Fund January 31, 1996.
**** Inception of Fund April 30, 1997.

Yield for the Money Market Fund is computed using the following formula:

                     Yield = [(x-y)-z] =  Based Period Return x  365
                             --------                            ---

                                 y                                7

Where:               x =  value of one share at the end of a 7-day
                          period

                     y = value of one share at the beginning of a 7-day period ($1.00)

                     z =  capital changes during the 7-day period, if any


Effective yield is computed using the following formula:

                     Effective yield = [(Base Period Return +1) 365/7]-1

Tax-equivalent yield is computed using the following formula:

                     Tax-equivalent yield = [eg] + [(e(1-g)]
                                            ----
                                           (1-f)

Where:               e =  yield as calculated above

                     f = tax rate

                     g = percentage of yield which is tax fee

During periods of declining interest rates, the Money Market Fund's yield based on amortized cost may be higher than the yield based on market valuations.
Under these circumstances, a shareholder in the Money Market Fund would be able to obtain a somewhat higher yield than would result if the Fund utilized market valuations to determine its NAV. The converse would apply in a period of rising interest rates.

In addition to performance figures, the Funds may advertise their rankings as calculated by independent rating services that monitor mutual funds' performance (e.g., CDA Investment Technologies, Lipper Analytical Services, Inc., Morningstar, Inc., and Wiesenberger Investment Companies Service). These rankings may be among mutual funds with similar objectives and/or size or with mutual funds in general, and may be based on relative performance during periods deemed by the rating services to be representative of up and down markets. In addition, the Funds may advertise rankings which are in part based upon subjective criteria developed by independent rating services to measure relative performance. Such criteria may include methods to account for levels of risk and potential tax liability, sales commissions and expense and turnover ratios. These rating services may also base the measure of relative performance on time periods deemed by them to be representative of up and down markets. The Funds may also describe in their advertisements the methodology used by the rating services to arrive at Fund ratings. In addition, the Funds may also advertise individual measurements of Fund performance published by the rating services, including, but not limited to: a Fund's beta, standard deviations, and price earning ratio.

The Funds may occasionally reproduce articles or portions of articles about the Funds written by independent third parties such as financial writers, financial planners and financial analysts, which have appeared in financial publications of general circulation or financial newsletters (including but not limited to BARRONS, BLOOMBERG Magazine, BUSINESS WEEK, FABIANS, FORBES, FORTUNE, INVESTORS'S BUSINESS DAILY, KIPLINGERS'S, MONEY Magazine, MORNINGSTAR MUTUAL FUNDS, MUTUAL FUNDS FORECASTER, MUTUAL FUNDS Magazine, NEWSWEEK, NO-LOAD FUNDS Magazine, NO LOAD FUND INVESTOR, NO LOAD FUNDS X, PENSIONS & INVESTMENTS, RUKEYSER'S MUTUAL FUNDS, SMART MONEY, TELESWITCH, TIME Magazine, U.S. NEWS AND WORLD REPORT, YOUR MONEY, THE WALL STREET JOURNAL and WORTH).

Each Fund may present in its advertisements and sales literature (i) a biography or the credentials of its portfolio manager (including but not limited to educational degrees, professional designations, work experience, work responsibilities and outside interests), (ii) current facts (including but not limited to number of employees, number of shareholders, business characteristics) about its investment advisor (SAM) or any sub-investment adviser, the investment advisor's parent company (SAFECO Corporation) or the parent company of any sub-investment advisor, or the SAFECO Family of Funds,
(iii) descriptions, including quotations attributable to the portfolio manager, of the investment style used to manage of Fund's portfolio, the research methodologies underlying securities selection and a Fund's investment objective and (iv) information about particular securities held in a Fund's portfolio.

From time to time, each Fund may discuss its performance in relation to the performance of relevant indices and/or representative peer groups. Such discussions may include how a Fund's investment style (including but not limited to portfolio holdings, asset types, industry/sector weightings and the purchase and sale of specific securities) contributed to such performance.

In addition, each Fund may comment on the market and economic outlook in general, on specific economic events, on how these conditions have impacted its performance and on how the portfolio manager will or has addressed such conditions. Each Fund also may provide information on how much certain investments would return over time.

Each Stock Fund may compare its performance against the following unmanaged indices that (unless otherwise noted in the advertisement) assume reinvestment of dividends:

     AMEX (AMERICAN STOCK EXCHANGE) MAJOR MARKET INDEX-Price- weighted (high prices issues have more influence than low-priced issues) average of 20 Blue chip stocks.

     DOW JONES INDUSTRIAL AVERAGE - Price weighted average of 30 actively-traded Blue Chip stocks.

     NASDAQ PRICE INDEX - Market value weighted (impact of a component's price change is proportionate to the overall market value of the issue) index of approximately 3500 over-the-counter stocks traded on the Nasdaq.

     S & P 500 COMPOSITE STOCK PRICE INDEX - Market value weighted index of 500 stocks, most of which are listed on the New York Stock Exchange with some listed on the American Stock Exchange and Nasdaq.

     WILSHIRE 5000 EQUITY INDEX - Market value weighted index of approximately 5000 stocks including all stocks on the New York and American
     Exchanges.

     MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX - Market value weighted index of approximately 1200 companies located throughout the world.

     RUSSELL 2000 INDEX - The 2000 smallest firms in the Russell 3000 Index which is composed of the 3000 largest companies in the United States as measured by capitalization.

Information used in advertisements and materials furnished to present and prospective investors may include statement or illustrations relating to the appropriateness of certain types of securities and/or mutual funds to meet specific financial goals. Such information may address:

          .    costs associated with aging parents;
          .    funding a college education (including its actual and estimated cost);
          .    health care expenses (including actual and projected expenses);
          .    long-term disabilities (including the availability of, and coverage provided by, disability insurance); and
          .    retirement (including the availability of social security
               benefits, the tax treatment of such benefits and statistics and other information relating to maintaining a particular standard of living and outliving existing assets).

Such information may also address different methods for saving money and the results of such methods, as well as the benefits of investing in bond funds. Information in advertisements and materials furnished to present and prospective investors may include profiles of different types of investors (i.e., investors with different goals and assets) and different investment strategies for meeting specific goals. Such information may provide hypothetical illustrations which include: results of various investment strategies; performance of an investment in a Fund over various time periods; and results of diversifying assets among several investments with varying performance.

Information in advertisements and materials furnished to present and prospective investors may also include quotations (including editorial comments) and statistics concerning investing in securities, as well as investing in particular types of securities and the performance of such securities.

INFORMATION ON DIVIDENDS FOR THE MONEY MARKET FUND
--------------------------------------------------

Because the Money Market Fund intends to hold its portfolio securities to maturity and expects that most of its portfolio securities will be valued at their amortized cost, realized gains or losses should not be a significant factor in the computation of net income. If, however, in an unusual circumstance, the Money Market Fund experiences a realized gain or loss, shareholders of that Fund could receive an increased, reduced, or no dividend for a period of time. In such an event, the Money Market Trust's Board of Trustees would consider whether to adhere to its present dividend policy or to revise it in light of the then-prevailing circumstances.

MANAGEMENT OF THE FUNDS
-----------------------


The Boards of Trustees have overall responsibility for the operation of the Funds. Pursuant to such responsibility, the Boards of Trustees have approved contracts with various organizations to provide among other things, day to day management services required by each Fund.

TRUSTEES AND OFFICERS
---------------------

                                 Position(s) Held
Name, Address and Age             with the Trusts         Principal Occupation(s) During Past 5 Years
---------------------            ----------------         -------------------------------------------
Boh A. Dickey*                 Chairman and Trustee       President, Chief Operating Officer, and
SAFECO Plaza                                              Director of SAFECO Corporation. Previously,
Seattle, WA 98185                                         Executive Vice President and Chief Financial
(55)                                                      Officer. He has been an executive officer of
                                                          SAFECO Corporation subsidiaries since 1982.
                                                          See table under "Investment Advisory and
                                                          Other Services".

Barbara J. Dingfield*          Trustee                    Consultant.  From 1994 to 1999 she was the
3246 Cascadia Ave. S.                                     Director of Community Affairs for Microsoft
Seattle, WA  98144                                        Corporation, Redmond, Washington, a computer
(54)                                                      software company. Director of First SAFECO
                                                          National Life Insurance Company of New York;
                                                          Board Chair of United Way of King County;
                                                          member of the Board of Managers of Swarthmore
                                                          College.

                               Position(s) Held
Name, Address and Age          with the Trusts            Principal Occupation(s) During Past 5 Years
---------------------          ---------------            -------------------------------------------
David F. Hill*                 President                  President of SAFECO Mutual Funds, SAFECO
10865 Willows Road NE          Trustee                    Securities, Inc. and SAFECO Services
Redmond, WA 98052                                         Corporation; Senior Vice President of SAFECO
(51)                                                      Asset Management Company. See table under
                                                          "Investment Advisory and Other Services."

Richard W. Hubbard*            Trustee                    Retired Vice President and Treasurer of the
1270 NW Blakely Ct.                                       Trust and other SAFECO Trusts; retired Senior
Seattle, WA 98177                                         Vice President and Treasurer of SAFECO
(71)                                                      Corporation; former President of SAFECO Asset
                                                          Management Company; Director of First SAFECO
                                                          National Life Insurance Company of New York;
                                                          Member of Diocese of Olympia Investment
                                                          Committee.

Richard E. Lundgren            Trustee                    Director of Marketing and Customer Relations,
764 S. 293/rd/ Street                                     Building Materials Distribution, Weyerhaeuser
Federal Way, WA 98032                                     Company, Tacoma, Washington; Director of
(62)                                                      First SAFECO National Life Insurance Company
                                                          of New York.

Larry L. Pinnt                 Trustee                    Retired Vice President and Chief Financial
1600 Bell Plaza                                           Officer of U.S. WEST Communications, Seattle,
Room 1802                                                 Washington; Chairman of University of
Seattle, WA 98191                                         Washington Medical Center Board; Seattle,
(65)                                                      Washington; Director of Cascade Natural Gas
                                                          Corporation, Seattle, Washington; Director of
                                                          First SAFECO National Life Insurance Company
                                                          of New York; and Treasurer of Cancer Care
                                                          Alliance, Seattle, Washington.

John W. Schneider              Trustee                    President and sole owner of Wallingford
1808 N. 41/st/ St.                                        Group, Inc., Seattle, Washington, a company
Seattle, WA 98103                                         consulting on the acquisition/disposition and
(58)                                                      development of real estate; former President
                                                          of Emerald Development Group, Inc., Seattle,
                                                          Washington; Director of First SAFECO National
                                                          Life Insurance Company of New York.

                               Position(s) Held
Name, Address and Age          with the Trusts            Principal Occupation(s) During Past 5 Years
---------------------          ---------------            -------------------------------------------
Neal Fuller                    Controller                 Vice President, Controller, Assistant
10865 Willows Road NE          Assistant Secretary        Secretary and Treasurer of SAFECO Securities,
Redmond, WA 98052                                         Inc. and SAFECO Services Corporation; Vice
(37)                                                      President, Controller, Secretary and
                                                          Treasurer of SAFECO Asset Management Company.
                                                          See table under "Investment Advisory and
                                                          Other Services."

Ronald L. Spaulding            Vice President             Chairman of SAFECO Asset Management Company;
Two Union Square               Treasurer                  Treasurer and Chief Investment Officer of
601 Union Street                                          SAFECO Corporation; Vice President of SAFECO
25/th/ Floor                                              Insurance Companies; Director, Vice President
Seattle, WA 98101                                         and Treasurer of First SAFECO National Life
(56)                                                      Insurance Company of New York; former Senior
                                                          Portfolio Manager of SAFECO insurance
                                                          companies and Portfolio Manager for SAFECO
                                                          mutual funds. See table under "Investment
                                                          Advisory and Other Services."

David H. Longhurst             Assistant Controller       Assistant Controller of SAFECO Securities,
10865 Willows Rd NE                                       Inc., SAFECO Services Corporation and SAFECO
Redmond, WA 98052                                         Asset Management Company; former Accounting
(42)                                                      Manager of SAFECO Asset Management Company;
                                                          former Senior Manager with Ernst & Young LLP,
                                                          an independent accounting firm.

Stephen D. Collier             Assistant Secretary        Director of Taxation and Assistant Vice
SAFECO Plaza                                              President of SAFECO Corporation; Assistant
4333 Brooklyn Ave NE                                      Secretary of SAFECO Asset Management Company,
Seattle, WA  98185                                        SAFECO Securities, Inc. and SAFECO Services
(47)                                                      Corporation.  He has been an executive
                                                          officer of SAFECO Corporation and
                                                          subsidiaries since 1991.

* Trustees who are interested persons as defined by the 1940 Act.

Each Trustee and officer holds the same position(s) with one other registered open-end management investment company that has six series managed by SAM.

                    Compensation Table For Current Trustees
                  For The Fiscal Year Ended December 31, 1999

                                                                                            Total
                                                          Pension or                        Compensation
                                                          Retirement       Estimated        From
                                        Aggregate         Benefits         Annual           Registrant and
                                        Compensation      Accrued As       Benefits         Fund Complex
                                        from              Part of Fund     Upon             Paid to
Trustee          Trust                  Registrant        Expenses         Retirement       Trustees
------           -----                  ----------        --------         ----------       --------
Boh A. Dickey    Common Stock           N/A               N/A              N/A
                 Taxable Bond           N/A               N/A              N/A
                 Tax-Exempt Bond        N/A               N/A              N/A
                 Managed Bond           N/A               N/A              N/A
                 Money Market           N/A               N/A              N/A
                 Total Compensation                                                         $0

Barbara J.       Common Stock           $                 N/A              N/A
Dingfield        Taxable Bond           $                 N/A              N/A
                 Tax-Exempt Bond        $                 N/A              N/A
                 Managed Bond           $                 N/A              N/A
                 Money Market           $                 N/A              N/A
                 Total Compensation                                                         $


David F. Hill    Common Stock           N/A               N/A              N/A
                 Taxable Bond           N/A               N/A              N/A
                 Tax-Exempt Bond        N/A               N/A              N/A
                 Managed Bond           N/A               N/A              N/A
                 Money Market           N/A               N/A              N/A
                 Total Compensation                                                         $0

Richard W.       Common Stock           $                 N/A              N/A
Hubbard          Taxable Bond           $                 N/A              N/A
                 Tax-Exempt Bond        $                 N/A              N/A
                 Managed Bond           $                 N/A              N/A
                 Money Market           $                 N/A              N/A
                 Total Compensation                                                         $

                                                                                            Total
                                                          Pension or                        Compensation
                                                          Retirement       Estimated        From
                                        Aggregate         Benefits         Annual           Registrant and
                                        Compensation      Accrued As       Benefits         Fund Complex
                                        from              Part of Fund     Upon             Paid to
Trustee          Trust                  Registrant        Expenses         Retirement       Trustees
-------          -----                  ----------        --------         ----------       --------
Richard E.       Common Stock           $                 N/A              N/A
Lundgren         Taxable Bond           $                 N/A              N/A
                 Tax-Exempt Bond        $                 N/A              N/A
                 Managed Bond           $                 N/A              N/A
                 Money Market           $                 N/A              N/A
                 Total Compensation                                                         $


Larry L. Pinnt   Common Stock           $                 N/A              N/A
                 Taxable Bond           $                 N/A              N/A
                 Tax-Exempt Bond        $                 N/A              N/A
                 Managed Bond           $                 N/A              N/A
                 Money Market           $                 N/A              N/A
                 Total Compensation                                                         $

John W.          Common Stock           $                 N/A              N/A
Schneider        Taxable Bond           $                 N/A              N/A
                 Tax-Exempt Bond        $                 N/A              N/A
                 Managed Bond           $                 N/A              N/A
                 Money Market           $                 N/A              N/A
                 Total Compensation                                                         $

At February 1, 2000, the Trustees and officers of each Trust as a group owned less than 1% of the outstanding shares of each Fund.

Mr. Dickey and Mr. Hill are officers of various SAFECO companies and are not compensated by the Trusts. Similarly, the officers of the Trusts receive no compensation for their services as officers.

Currently, there is no pension, retirement, or other plan or any arrangement pursuant to which Trustees or officers of the Trusts are compensated by the Trusts.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS OF CERTAIN FUNDS
-----------------------------------------------------------

[At March 31, 2000, SAM controlled the International, Balanced, U.S. Value and Managed Bond Funds. At March 31, 2000, SAFECO Insurance Company of America ("SAFECO Insurance") controlled the Intermediate-Term U.S. Treasury Fund. Each of SAM and SAFECO Insurance is a corporation organized under the laws of the State of Washington.]


[At March 31, 2000, SAM owned ___% of the Balanced Fund's outstanding shares; ___% of the International Fund's outstanding shares; ____% of the U.S. Value Fund's outstanding shares; and _____% of the Managed Bond Fund's outstanding shares. At March 31, 2000, SAFECO Insurance owned ____% of the Intermediate-Term U.S. Treasury Fund's outstanding shares and SAFECO Trust Omnibus Account, whose address of record is P.O. Box 34730, Seattle, WA 98124, owned ___% of the Intermediate Term U.S. Treasury Fund's outstanding shares. Both SAFECO Insurance and SAFECO Trust Omnibus Account are under the common control of SAFECO Corporation for a total control of ___% of the Intermediate-Term U.S. Treasury Fund's outstanding shares.]

[At March 31, 2000, Charles Schwab & Co., Inc., whose address of record is 101 Montgomery St., San Francisco, CA 94104, held of record ___% of the Growth Opportunities Fund's outstanding shares; ____% of the Equity Fund's outstanding shares; and _____% of the California Tax-Free Income Fund's outstanding shares, which it held on behalf of its customers who are the beneficial owners of such shares. No Fund is aware of any Schwab customer that beneficially owned 5% or more of its outstanding shares.]

SAM, SAFECO Insurance and SAFECO Trust Company are Washington corporations and wholly owned subsidiaries of SAFECO Corporation. SAFECO Corporation is a Washington corporation and a holding company whose primary subsidiaries are engaged in the insurance and financial services businesses. SAM has its principal place of business at 25th Floor, Two Union Square, Seattle, WA 98101. Each of SAFECO Insurance and SAFECO Corporation has its principal place of business at SAFECO Plaza, Seattle, WA 98185.

Principal shareholders of a Fund may control the outcome of a shareholder vote. However, on each proposal or sub-proposal, SAM, SAFECO Insurance Company of America or other companies under common control with these entities will vote shares of each Fund that it owns pro rata in accordance with the vote cast by shareholders of the applicable Fund.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information provided to the Funds or contained in filings with the SEC regarding the beneficial ownership of shares of each Fund as of March 31, 2000 by each person who is known by each Fund to own beneficially, or exercise control or direction over, 5% or more of the outstanding shares of each Fund.

     Growth Opportunities Fund

     Name of Beneficial Owner                   Number of Shares      Percent of Fund
     ------------------------                   ----------------      ---------------
     National Financial Services Corp.
     for the Exclusive Benefit of Our
     Customers
     Attn.:  Mutual Funds Dept. 5th Fl.            ___________            ______%
     200 Liberty St., 1 World Financial Center
     New York, NY  10281-10003

Name of Beneficial Owner                   Number of Shares      Percent of Fund
------------------------                   ----------------      ---------------

Charles Schwab & Co. Inc.
Exclusive Benefit of Its Customers
Attn:  Mutual Fund Department                ____________          _________%
101 Montgomery Street
San Francisco CA 94104-4122

 Equity Fund

Name of Beneficial Owner                   Number of Shares      Percent of Fund
------------------------                   ----------------      ---------------

Charles Schwab & Co. Inc.
Exclusive Benefit of Its Customers
Attn:  Mutual Fund Department                ____________          _________%
101 Montgomery Street
San Francisco CA 94104-4122

 Dividend Income Fund

Name of Beneficial Owner                   Number of Shares      Percent of Fund
------------------------                   ----------------      ---------------

Charles Schwab & Co. Inc.
Exclusive Benefit of Its Customers
Attn:  Mutual Fund Department                ____________          _________%
101 Montgomery Street
San Francisco CA 94104-4122

Northwest Fund

Name of Beneficial Owner                   Number of Shares      Percent of Fund
------------------------                   ----------------      ---------------

Charles Schwab & Co. Inc.
Exclusive Benefit of Its Customers
Attn:  Mutual Fund Department                ____________          _________%
101 Montgomery Street
San Francisco CA 94104-4122

SAFECO Insurance Company of America
SAFECO Plaza                                 ____________          _________%
Seattle, WA  98185

 Balanced Fund

Name of Beneficial Owner                   Number of Shares      Percent of Fund
------------------------                   ----------------      ---------------

SAFECO Asset Management Company
Two Union Square                             ____________          _________%
Sixth Avenue and Union Street
Seattle, WA 98101

SAFECO Services Corporation
Retirement Account                           ____________          _________%
SAFECO T-13
Seattle, WA 98185-0001

 International Fund

Name of Beneficial Owner                   Number of Shares      Percent of Fund
------------------------                   ----------------      ---------------

SAFECO Asset Management Company
Two Union Square
Sixth Avenue and Union Street                ____________          _________%
Seattle, WA 98101

Norwest Bank Minnesota, N.A., Trustee
SAFECO 401K Savings Plan                     ____________          _________%
510 Marquette, 5th and Marquette
Minneapolis, MN 55479-0001

 Small Company Fund

Name of Beneficial Owner                   Number of Shares      Percent of Fund
------------------------                   ----------------      ---------------

National Financial Services Corp.
for the Exclusive Benefit of Our Customers
200 Liberty Street, 1 World Financial        ____________          _________%
Attn.:  Mutual Funds Dept. 5th Fl.
New York, NY 10281-1003

Charles Schwab & Co. Inc.
Exclusive Benefit of Its Customers
Attn:  Mutual Fund Department                ____________          _________%
101 Montgomery Street
San Francisco CA 94104-4122

Norwest Bank Minnesota, N.A., Trustee
SAFECO 401K Savings Plan                     ____________          _________%
510 Marquette, 5th and Marquette
Minneapolis, MN 55479-0001

 U.S. Value Fund

Name of Beneficial Owner                   Number of Shares      Percent of Fund
------------------------                   ----------------      ---------------

SAFECO Asset Management Company
Two Union Square
Sixth Avenue and Union Street                ____________          _________%
Seattle, WA 98101

Charles Schwab & Co. Inc.
Exclusive Benefit of Its Customers
Attn:  Mutual Fund Department                ____________          _________%
101 Montgomery Street
San Francisco CA 94104-4122

Intermediate-Term U.S. Treasury Fund

Name of Beneficial Owner                   Number of Shares      Percent of Fund
------------------------                   ----------------      ---------------

SAFECO Insurance Company of America
SAFECO Plaza                                 ____________          _________%
Seattle, WA 98185

SAFECO Trust Omnibus Account
P.O. Box 34730                               ____________          _________%
Seattle, WA 98124-1730

Charles Schwab & Co. Inc.
Exclusive Benefit of Its Customers
Attn:  Mutual Fund Department                ____________          _________%
101 Montgomery Street
San Francisco CA  94104-4122

High-Yield Fund

Name of Beneficial Owner                   Number of Shares      Percent of Fund
------------------------                   ----------------      ---------------

Charles Schwab & Co. Inc.
Exclusive Benefit of Its Customers
Attn:  Mutual Fund Department                ____________          _________%
101 Montgomery Street
San Francisco CA  94104-4122

Managed Bond Fund

Name of Beneficial Owner                   Number of Shares      Percent of Fund
------------------------                   ----------------      ---------------

SAFECO Asset Management Company
Two Union Square                             ____________          _________%
Sixth Avenue and Union Street
Seattle, WA 98101

Christa Ministries
William Brown V.P. Finance                    ____________          _________%
P.O. Box 330303
Seattle, WA 98133-9703

California Tax-Free Income Fund

Name of Beneficial Owner                   Number of Shares      Percent of Fund
------------------------                   ----------------      ---------------

Charles Schwab & Co. Inc.
Exclusive Benefit of Its Customers
Attn:  Mutual Fund Department                ____________          _________%
101 Montgomery Street
San Francisco CA 94104-4122

INVESTMENT ADVISORY AND OTHER SERVICES
--------------------------------------

SAFECO Asset Management Company ("SAM"), SAFECO Securities, Inc. ("SAFECO Securities") and SAFECO Services Corporation ("SAFECO Services") are wholly owned subsidiaries of SAFECO Corporation. SAM is the investment advisor for each Fund, SAFECO Securities is the principal underwriter of each Fund, and SAFECO Services is the transfer, dividend and distribution disbursement and shareholder servicing agent of each Fund.

Code of Ethics. Section 17(j) of the Investment Company Act of 1940 (the "Act")
--------------
generally prohibits the principal underwriter of a mutual fund, and any person affiliated with a mutual fund company, its investment adviser or principal underwriter, from engaging in any fraudulent conduct in connection with the person's purchase or sale of securities held or to be acquired by the fund.
Each of the Trusts and their investment advisor and principal underwriter have adopted a joint Code of Ethics ("Code") under Rule 17j-1 of the Act, relating to the personal investment activities of SAFECO Mutual Funds personnel. A copy of each Trust's Code of Ethics is publicly filed with the Securities and Exchange Commission ("SEC") as an exhibit to the Trust's registration statement, and is available from the SEC.

The Code generally permits fund personnel to invest in securities for their own accounts, but regulate such investments by (i) individuals whose job functions involve either making or participating in securities transactions, or making or participating in recommendations concerning securities purchases or sales, and
(ii) those employees who in the course of their job functions are able to obtain information regarding a Fund's purchases or sales of securities ("access persons"). The Code (1) requires access persons to preclear all securities trades, other than transactions involving open-end mutual fund shares and the securities of certain government issuer, (2) prohibits access persons from purchasing or selling any security they know is being purchased or sold, or considered for purchase or sale, by any series fund of the Trusts, and (3) requires access persons to comply with certain annual and quarterly reporting requirements relating to their securities holdings and transactions during the period.

In addition, the Code broadly bars all fund personnel from (1) engaging in personal trading when in possession of information concerning Fund trading decisions, (2) participating in any transaction involving a conflict of interest giving rise to a pecuniary interest in a transaction to which any investment client is a party, or in transactions which would create any personal benefit,
(3) accepting gifts or favors from any person who seeks to do business with the Trusts or any of their series Funds, or with SAM or SAFECO Securities. These prohibitions are not restricted to the group of Fund "access persons".

Investment Advisory Services.  With respect to the International Fund, SAM has a
----------------------------
sub-advisory agreement with Bank of Ireland Asset Management (U.S.) Limited ("Sub-Advisor"). The Sub-Advisor has its headquarters at 26 Fitzwilliam Place, Dublin, Ireland, and its U.S. office at 2 Greenwich Plaza, Greenwich, Connecticut. The Sub-Advisor is a direct, wholly owned subsidiary of Bank of Ireland Asset Management Limited (an investment advisory firm) that is located at 26 Fitzwilliam Place, Dublin, Ireland. The Sub-Advisor is an indirect, wholly owned subsidiary of Bank of Ireland (a holding company whose primary subsidiaries are engaged in banking, insurance, securities and related financial services), which is located at Lower Baggot Street, Dublin, Ireland.

The following individuals have the following positions and offices with the Trusts, SAM, SAFECO Securities and SAFECO Services:


Name                Trusts               SAM                  SAFECO               SAFECO
----                ------               ---                  Securities           Services
                                                              ----------           --------
B.A. Dickey         Chairman                                                       Director
                    Trustee

D.F. Hill           President            Senior Vice          President            President
                    Trustee              President            Director             Director
                                         Director             Secretary            Secretary

N.A. Fuller         Vice President       Vice President       Vice President       Vice President
                    Controller           Controller           Controller           Controller
                    Assistant            Secretary            Assistant            Assistant
                    Secretary            Treasurer            Secretary            Secretary
                                                              Treasurer            Treasurer

R.L. Spaulding      Vice President       Chairman             Director             Director
                    Treasurer            Director

S.C. Bauer                               President
                                         Director

D.H. Longhurst      Assistant            Assistant            Assistant            Assistant
                    Controller           Controller           Controller           Controller

S.D. Collier        Assistant            Assistant            Assistant            Assistant
                    Secretary            Secretary            Secretary            Secretary

Mr. Dickey is President, Chief Operating Officer and a Director of SAFECO Corporation and Mr. Spaulding is the Treasurer and a Vice President of SAFECO Corporation. Messrs. Dickey and Spaulding are also Directors of other SAFECO Corporation subsidiaries.



In connection with its investment advisory contract with each Trust, SAM furnishes or pays for all facilities and services furnished or performed for or on behalf of each Trust and each Fund, which includes furnishing office facilities, books, records and personnel to manage each Trust's and each Fund's affairs and paying certain expenses.


The Trust Instrument of each Trust provides that each Trust will indemnify its Trustees and its officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trusts, unless it is adjudicated that they engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices. In the case of settlement, such indemnification will not be provided unless it has been determined -- by a court or other body approving the settlement, by a majority of a quorum of Trustees who are neither interested persons of the Trust nor are parties to the proceeding, based upon a review of readily available facts (rather than a trial-type inquiry), or in a written opinion of independent counsel -- that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

SAM also serves as the investment advisor for other investment companies in addition to the Funds. Several of these investment companies have investment objectives similar to those of certain Funds. It is therefore possible that the same securities will be purchased for both a Fund and another investment company advised by SAM. When two or more Funds advised by SAM are simultaneously engaged in the purchase or sale of the same security, the prices and amounts will be allocated in a manner considered by the officers of the Funds involved to be equitable to each Fund. It is expected that the opportunity to participate in volume transactions will produce better executions and prices for a Fund, generally. In some cases, the price of a security allocated to one Fund may be higher or lower than the price of a security allocated to another
Fund.

For the services and facilities furnished by SAM, each Fund has agreed to pay an annual fee computed on the basis of the average market value of the net assets of each Fund ascertained each business day and paid monthly in accordance with the following schedules. The reduction in fees occurs only at such time as the respective Fund's net assets reach the dollar amounts of the break points and applies only to those assets that fall within the specified range. Each Fund bears all expenses of its operations not specifically assumed by SAM.

    -------------------------------------------------------------------------------
                FUND                                         FEE
    -------------------------------------------------------------------------------
                                     Net Assets                      Annual Fee
    Growth Opportunities, Equity,    $0 - $250,000,000                .70 of 1%
    Dividend Income, Northwest,      $250,000,001 - $750,000,000      .65 of 1%
    Balanced and U.S. Value          $750,000,001 - $1,250,000,000    .60 of 1%
                                     Over $1,250,000,000              .55 of 1%
    -------------------------------------------------------------------------------
    International*                   $0 - $250,000,000               1.00 of 1%
                                     $250,000,001 - $750,000,000      .90 of 1%
                                     Over $750,000,000                .80 of 1%
    -------------------------------------------------------------------------------
    Small Company                    $0 - $250,000,000                .75 of 1%
                                     $250,000,001 - $750,000,000      .70 of 1%
                                     $750,000,001 - $1,250,000,000    .65 of 1%
                                     Over $1,250,000,000              .60 of 1%
    -------------------------------------------------------------------------------

    -------------------------------------------------------------------------------
                FUND                                         FEE
                ----                                         ---
    Intermediate-Term U.S.            $0 - $250,000,000               .55 of 1%
    Treasury and GNMA
                                      $250,000,001 - $750,000,000     .50 of 1%
                                      $750,000,001 - $1,250,000,000   .45 of 1%
                                      Over $1,250,000,000             .40 of 1%
    -------------------------------------------------------------------------------
    Municipal Bond and California     $0 - $250,000,000               .50 of 1%
    Tax-Free Income                   $250,001 - $750,000,000         .45 of 1%
                                      Over $750,000,000               .40 of 1%
     -------------------------------------------------------------------------------
    High-Yield                        $0 - $250,000,000               .65 of 1%
                                      $250,000,001 - $750,000,000     .55 of 1%
                                      Over $750,000,000               .50 of 1%
    -------------------------------------------------------------------------------
    Managed Bond                      $0 - $750,000,000               .50 of 1%
                                      $750,000,001 - $1,250,000,000   .45 of 1%
                                      Over $1,250,000,000             .40 of 1%
    -------------------------------------------------------------------------------
    Money Market                      $0 - $250,000,000               .50 of 1%
                                      $250,000,001 - $750,000,000     .45 of 1%
                                      $750,000,001 - $1,250,000,000   .40 of 1%
                                      Over $1,250,000                 .35 of 1%
    -------------------------------------------------------------------------------

  * Under the sub-advisory agreement between SAM and the Sub-Advisor, the Sub-Advisor is responsible for providing investment research and advice used to manage the investment portfolio of the International Fund. In return, SAM (and not the International Fund) pays the Sub-Advisor a fee in accordance with the schedule below:


                       Net Assets                Annual Fee

              $0 - $50,000,000                    .60 of 1%

              $50,000,001 - $100,000,000          .50 of 1%

              Over $ 100,000,000                  .40 of 1%

The following table states the total amounts of compensation paid by the following Funds to SAM for the fiscal years ended December 31, 1999, 1998 and 1997:

                          Fiscal Year or Period Ended
                          ---------------------------

                               December      December    December
                               31, 1999      31, 1998    31, 1997

Growth Opportunities Fund                    $6,818,000  $2,120,000

Equity Fund                                  $8,912,000  $6,481,000

Dividend Income Fund                         $2,747,000  $2,285,000

Northwest Fund                               $  519,000  $  416,000

Intermediate-Term U.S.
Treasury Fund                                $  109,000  $   85,000

GNMA Fund                                    $  259,000  $  246,000

High-Yield Fund Fund                         $  507,000  $  386,000

Balanced Fund                                $  144,000  $   87,000

International Fund                           $  196,000  $  153,000

Small Company Fund                           $  360,000  $  151,000

U.S. Value Fund                              $   77,916  $   43,000*

Managed Bond Fund                            $   30,000  $   23,000

Municipal Bond Fund                          $2,164,000  $2,041,000

 California Tax-Free Income                  $  587,000  $  424,000
Fund

Money Market Fund                            $1,012,000  $  865,000

* Represents fees paid from April 30, 1997 (inception of fund) to December 31, 1997.

Distribution Arrangements. SAFECO Securities is the principal underwriter for each Fund and distributes the Class A, Class B and Class C shares of each Fund under Distribution Agreements with each Trust that require SAFECO Securities to use its best efforts, consistent with its other businesses, to sell shares of the Funds. Shares of the Funds are offered continuously.

Each Trust, on behalf of the Class A, Class B and, if applicable, Class C shares (Common Stock Trust, Taxable Bond Trust and Money Market Trusts only) of each Fund, has entered into a Distribution Agreement (each an "Agreement") with SAFECO Securities. Each Trust has also adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Class A and Class B shares of each Fund. Each of the Common Stock Trust, Taxable Bond Trust and Money Market Trusts have also adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Class C shares of certain Funds. The Rule 12b-1 plan with respect to the Class A, Class B and Class C shares are referred to, collectively, as the "Plans." Pursuant to the Plans, each Class pays SAFECO

Securities a quarterly service fee, at the annual rate of 0.25% of the aggregate average daily net assets of the class. Class B and C shares also pay SAFECO Securities a quarterly distribution fee at the annual rate of 0.75% of the aggregate average daily net assets of the Class B and Class C shares, respectively. Although the Money Market Trust has adopted Plans with respect to the Class A, Class B and Class C shares of the Money Market Fund, the Money Market Trust's Board of Trustees and SAFECO Securities have agreed not to implement such Plans at this time. Thus, the Class A, Class B and Class C shares of the Money Market Fund do not currently pay service or distribution fees to SAFECO Securities under the Money Market Fund Plans. The Money Market Fund Plans will not be implemented unless authorized by the Money Market Trust's Board of Trustees.

Under the Plans, SAFECO Securities will use the service fees primarily to compensate persons selling shares of the Funds for the provision of personal service and/or the maintenance of shareholder accounts. SAFECO Securities will use the distribution fees under the Class B and Class C Plans to offset the commissions it pays to broker-dealers, banks or other financial institutions for selling each Fund's Class B and Class C shares. In addition, SAFECO Securities will use the distribution fees under the Class B and Class C Plans to offset each Fund's marketing costs attributable to the Class B and Class C shares, respectively, such as preparation of sales literature, advertising and printing and distributing prospectuses and other shareholder materials to prospective investors. SAFECO Securities also may use the distribution fee to pay other costs allocated to SAFECO Securities' distribution activities, including acting as shareholder of record, maintaining account records and other overhead expenses. SAFECO Securities, out of its own resources, will pay a brokerage commission equal to 4.00% of the amount invested to broker-dealers, banks and other financial institutions who sell Class B shares, and equal to 1.00% of the amount invested to broker-dealers, banks and other financial institutions who sell Class C shares. Broker-dealers, banks and other financial institutions who sell Class B shares of the Money Market Fund will receive the 4.00% brokerage commission, and broker-dealers, banks and other financial institutions who sell Class C shares of the Money Market Fund will receive the 1.00% brokerage commission, at the time the shareholder exchanges his or her Money Market Fund Class B or Class C shares, as the case may be, into shares of another Fund.

Among other things, each Plan provides that (1) SAFECO Securities will submit to each Trust's Board of Trustees at least quarterly, and the Trustees will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect so long as it is approved at least annually and any material amendment thereto is approved. By each Trust's Board of Trustees, including those Trustees who are not "interested persons" of the Trusts and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at the meeting called for that purpose, (3) payments by a Fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding voting securities of the relevant class of that Fund and (4) while the Plan remains in effect, the selection and nomination of Trustees who are not "interested persons" of the Trusts shall be committed to the discretion of the Trustees who are not "interested persons" of the Trusts. In addition to the commissions and concessions described in the prospectus, SAFECO Securities may, at its expense, pay additional commissions or promotional incentives to dealers that sell shares of the Funds. Such additional commissions or incentives may be offered only to dealers which satisfy certain sales volume/growth criteria, or which meet other criteria SAFECO Securities establishes from time to time. In connection with such a marketing relationship, SAFECO Securities has agreed to pay WM Financial Services, Inc. additional compensation in the amount of .25% on new sales, other than sales of those Class A Shares which are sold at net asset value and shares of the Money Market Fund for which only
 .10% in additional compensation will be paid.

In reporting amounts expended under the Plans to each Trust's Board of Trustees, SAFECO Securities will allocate expenses attributable to the sale of Class A, Class B and Class C shares to such Class A, Class B or Class C based on the ratio of sales of shares of such class to the sales of all Class A, Class B and Class C shares. Expenses attributable to a specific class will be allocated to that class.

In approving the adoption of each Plan, each Trust's Board of Trustees determined that the adoption was in the best interests of the Funds' shareholders.

In the event that a Plan is terminated or not continued with respect to the Class A, Class B or Class C shares of any Fund, (i) no fees would be owed by a Fund to SAFECO Securities with respect to that class, and (ii) the Fund would not be obligated to pay SAFECO Securities for any amounts expended under the Plan not previously recovered by SAFECO Securities.


The Plans comply with rules of the National Association of Securities Dealers, Inc. which limit the annual asset-based sales charges and service fees that a mutual fund may impose on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of that class, plus interest at the prime rate plus 1% per annum.

During the period they are in effect, the Plans and related Agreements obligate the Class A, Class B and Class C shares of the Funds to which they relate to pay service and distribution fees to SAFECO Securities as compensation for its service and distribution activities, not as reimbursement for specific expenses incurred. Thus, even if SAFECO Securities' expenses exceed its service or distribution fees for any class, the Class will not be obligated to pay more than those fees and, if SAFECO Securities' expenses are less than such fees, it will retain its full fees and realize a profit. Each Fund that has implemented a Rule 12b-l Plan will pay the service and distribution fees to SAFECO Securities until either the applicable Plan or Agreement is terminated or not renewed.

For the fiscal year ended December 31, 1999, each Fund paid the following Rule 12b-1 fees:


            Fund Name                   Class A  Class B
Growth Opportunities Fund               $        $
Equity Fund                             $        $
Dividend Income Fund                    $        $
Northwest Fund                          $        $
Balanced Fund                           $        $
International Stock Fund                $        $
Small Company Value Fund                $        $
U.S. Value Fund                         $        $
Municipal Bond Fund                     $        $
California Tax-Free Income Fund         $        $

Intermediate-Term U.S. Treasury Fund    $        $
GNMA Fund*                              N/A      N/A
High-Yield Bond Fund                    $        $
Managed Bond Fund                       $        $
Money Market Fund                       $        $

* Class A and B shares of the GNMA Fund, and Class C shares of the Growth Opportunities Fund, Equity Fund, Dividend Income Fund, Northwest Fund, International Stock Fund, High-Yield Bond Fund and Money Market Fund, were not offered until May 1, 2000.

Actual Rule l2b-1 fees by category paid by each Fund with regard to the Class A shares during the fiscal year ended December 31, 1999 are as follows:

Class A          Growth          Equity Fund   Dividend Income  Northwest Fund
-------          ------          -----------   ---------------  --------------
                 Opportunities                 Fund
                 -------------                 ----
                 Fund
                 ----
Advertising

Printing and
Mailing
prospectuses,
semi-annual
reports and
annual reports
(other than to
current
shareholders)

Seminars
Compensation to
Underwriters to
partially offset
other marketing
expenses

Compensation to
Dealers

Compensation to
Sales Personnel


Class A           Balanced Fund    International   Small Company  U.S Value Fund
-------           -------------    -------------   -------------  --------------
                                   Stock Fund      Fund
                                   ----------      ----
Advertising

Printing and
Mailing

Class A            Balanced Fund    International     Small Company   U.S. Value Fund
-------            -------------    -------------     -------------   ---------------
                                    Stock Fund        Fund
                                    ----------        ----
prospectuses,
semi-annual
reports and
annual reports
(other than to
current
shareholders)

Seminars


Compensation to
Underwriters to
partially offset
other marketing
expenses

Compensation to
Dealers

Compensation to
Sales Personnel


Class A            Municipal Bond   California Tax-   Intermediate-   High-Yield Bond
-------            --------------   ---------------   -------------   ---------------
                   Fund             Free Income       Term U.S.       Fund
                   ----             -----------       ---------       ----
                                    Fund              Treasury Fund
                                    ----              -------------
Advertising

Printing and
Mailing
prospectuses,
semi-annual
reports and
annual reports
(other than to
current
shareholders)

Seminars

Compensation to
Underwriters to
partially offset
other marketing
expenses

Compensation to
Dealers

Compensation to
Sales Personnel

Class A               GNMA Fund*        Managed Bond         Money Market
-------               ----------        ------------         -------------
                                        Fund                 Fund
                                        ----                 ----
Advertising           N/A

Printing and          N/A
Mailing
prospectuses,
semi-annual
reports and
annual reports
(other than to
current
shareholders)

Seminars              N/A

Compensation to       N/A
Underwriters to
partially offset
other marketing
expenses

Compensation to       N/A
Dealers

Compensation to       N/A
Sales Personnel


*  Class A and B shares of the GNMA Fund were not offered until May 1, 2000.



Actual Rule 12b-1 fees by category paid by each Fund with regard to the Class B shares during the year ended December 31, 1999 are as follows:

Class B                  Growth           Equity Fund     Dividend       Northwest
-------                  ------           -----------     --------       ---------
                         Opportunities                    Income Fund    Fund
                         -------------                    -----------    ----
                         Fund
                         ----
Advertising              $                $               $              $

Printing and Mailing

Class B                  Growth           Equity Fund     Dividend       Northwest
-------                  ------           -----------     --------       ---------
                         Opportunities                    Income Fund    Fund
                         -------------                    -----------    ----
                         Fund
                         ----
prospectuses,
semi-annual reports and
annual reports (other
than to current
shareholders)

Seminars

Compensation to
Underwriters to
partially offset other
marketing expenses

Compensation to Dealers

Compensation to Sales
Personnel

Class B                         Balanced Fund        International     Small         U.S. Value
-------                         -------------        -------------     -----         ----------
                                                     Stock Fund        Company       Fund
                                                     ----------        -------       ----
                                                                       Fund
                                                                       ----
Advertising                     $                    $                 $             $

Printing and Mailing
prospectuses,
semi-annual reports and
annual reports (other
than to current
shareholders)

Seminars

Compensation to
Underwriters to
partially offset other
marketing expenses

Compensation to Dealers

Compensation to Sales
Personnel

Class B                         Municipal Bond       California        Intermediate  High-Yield
-------                         --------------       ----------        ------------  ----------
                                Fund                 Tax-Free          Term U.S.        Bond
                                ----                 --------          ---------        ----
                                                     Income Fund       Treasury         Fund
                                                     ------------       --------        ----
                                                                       Fund
                                                                       ----

Class B                         Municipal Bond       California        Intermediate  High-Yield
-------                         --------------       ----------        ------------  ----------
                                Fund                 Tax-Free          Term U.S.        Bond
                                ----                 --------          ---------        ----
                                                     Income Fund       Treasury         Fund
                                                     ------------      ---------        ----
                                                                       Fund
                                                                       ----
Advertising                     $                    $                 $             $

Printing and Mailing
prospectuses,
semi-annual reports and
annual reports (other
than to current
shareholders)

Seminars

Compensation to
Underwriters to
partially offset other
marketing expenses

Compensation to Dealers

Compensation to Sales
Personnel


Class B                          GNMA Fund*        Managed       Money
-------                          ----------        -------       -----
                                                   Bond Fund     Market Fund
                                                   ---------     -----------
Advertising                      N/A               $             $

Printing and Mailing             N/A
prospectuses,
semi-annual reports and
annual reports (other
than to current
shareholders)

Seminars                         N/A

Compensation to                  N/A
Underwriters to
partially offset other
marketing expenses

Compensation to Dealers          N/A

Compensation to Sales            N/A
Personnel

*  Class A and B shares of the GNMA Fund were not offered until May 1, 2000.



The following chart reflects the total sales charges paid in connection with the sale of Class A shares of each Fund and the amount retained by SAFECO Securities during the fiscal years ended December 31, 1999 December 31, 1998 and December 31, 1997.

                            1999                1998               1997
Fund Name                   Sales     Amount    Sales    Amount    Sales     Amount
                            Charge    Retained  Charge   Retained  Charge    Retained
Growth Opportunities
   Fund                                         $366,000  $79,000  $ 42,000  $ 2,000
Equity Fund                                      317,000   48,000  $103,000   14,000
Dividend Income Fund                              28,000    6,000     9,000    1,000
Northwest Fund                                    46,000    7,800    33,000    3,000
Balanced Fund                                     17,000    5,000     2,000        0
International Stock Fund                           3,000    1,000     2,000        0
Small Company Value                               16,000    3,000     1,000        0
   Fund
U.S. Value Fund                                    2,000        0         0        0
Municipal Bond Fund                                1,000        0         0        0
California Tax-Free                               11,000    2,000         0        0
  Income Fund
Intermediate-Term U.S.                             9,000    1,000         0        0
  Treasury Fund
GNMA Fund                   N/A       N/A            N/A      N/A       N/A      N/A
High-Yield Bond Fund                              36,000    9,000         0        0
Managed Bond Fund                                      0        0         0        0
Money Market Fund                                    N/A      N/A       N/A      N/A


The following chart reflects the contingent deferred sales charges paid by Class B shareholders on redemptions during the fiscal years or period ended December 31, 1999, 1998, and 1997:


Fund Name                               1999       1998         1997
Growth Opportunities Fund                          $22,000      $1,000
Equity Fund                                         22,000       3,000
Dividend Income Fund                                 1,000           0
Northwest Fund                                       9,000           0
Balanced Fund                                        2,000           0
International Stock Fund                                 0           0
Small Company Value Fund                             2,000           0
U.S. Value Fund                                          0           0
Municipal Bond Fund                                  1,000           0
California Tax-Free Income Fund                      1,000           0
Intermediate-Term U.S. Treasury Fund                 1,000           0
GNMA Fund                                              N/A         N/A
High-Yield Bond Fund                                     0           0
Managed Bond Fund                                        0           0
Money Market Fund                                        0           0

Money Market Fund                                   N/A      N/A

Administration and Accounting Agreement. The Administration and Accounting Agreement between each Fund and SAM is a service contract and not an investment advisory agreement (the "Agreement"). Under the Agreement, SAM will serve as each Fund's accounting agent and administrator, performing such functions as: calculate the net asset value of each Fund's accounting agent and financial records, prepare the financial statements semiannually, making regulatory filings, and coordinate contractual relationships and communications between each Fund and its service providers. Under the Agreement, each Fund will pay SAM an administrative services fee of 0.05% of the average daily net assets up to the first $200,000,000 and 0.01% of its net assets thereafter, and an accounting fee of 0.04% of its average daily net assets up to the first $200,000,000 and 0.01% of its net assets thereafter.


The following table shows the fees paid by the following Funds to SAM during the fiscal period ended December 31, 1999.

                                             From Date of Agreement
                                             (May 1, 1999) to
                                             December 31, 1999
                                             -----------------
Growth Opportunities Fund                    $

Equity Fund                                  $

Dividend Income Fund                         $

Northwest Fund                               $

Intermediate-Term U.S. Treasury Fund         $

GNMA Fund                                    $

High-Yield Fund                              $

Balanced Fund                                $

International Fund                           $

Small Company Fund                           $

U.S. Value Fund                              $

Managed Bond Fund                            $

Municipal Bond Fund                          $

California Tax-Free Income Fund              $

Money Market Fund                            $


Custodian. State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts, 02170, is the custodian of the securities, cash and other assets of each Fund (except the International Fund) under an agreement with each Trust. Chase Manhattan Bank, N.A., 1211 Avenue of the Americas, New York, New York, is the custodian of the securities, cash and other assets of the International Fund. Chase Manhattan Bank, N.A., has entered into sub-custodian agreements with several foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.


Independent Auditor.                                          999 Third Avenue,
Suite 3500, Seattle, Washington 98104, is the independent auditor of each Fund's financial statements.


Transfer Agent. SAFECO Services, SAFECO Plaza, Seattle, Washington 98185, is the transfer, dividend and distribution disbursement and shareholder servicing agent for the Class A, Class B and Class C shares of each Fund under an agreement with each Trust. SAFECO Services provides, or through subcontracts makes provision for, all required transfer agent activity, including maintenance of records of each Fund's Class A, Class B and Class C shareholders, records of transactions involving each Fund's Class A, Class B and Class C shares, and the compilation, distribution, or reinvestment of income dividends and capital gain distributions.


SAFECO Services is paid a fee for these services equal to $28.00 per Stock Fund shareholder accounts, but not to exceed .40% of each such Fund's average net assets; $32.00 per Bond Fund, Tax-Exempt Bond Fund and Managed Bond Fund shareholder accounts, but not to exceed .40% of each such Fund's average net asset; and $34.00 per Money Market Fund shareholder account, but not to exceed
 .30% of each such Fund's average net assets.


The following table shows the fees paid by the following Funds to SAFECO Services during the fiscal years ended December 31, 1999, 1998 and 1997.

          Fiscal Year Ended

                      December 31,    December 31,  December 31,

                         1999             1998          1997
Growth Opportunities
Fund                   $_________      $2,802,000    $  517,000

Equity Fund            $_________      $3,543,000    $2,320,000

Dividend Income
Fund                   $_________      $  693,000    $  583,000

Northwest
Fund                   $_________      $  194,000    $  145,000

Intermediate-
Term U.S.
Treasury Fund          $_________      $   37,000    $   31,000

GNMA Fund              $_________      $   65,000    $   65,000

High-Yield
Fund                   $_________      $  124,000    $   86,000

Balanced
Fund                   $_________      $   44,000    $   23,000

International
Fund                   $_________      $   52,000    $   34,000

Small Company
Fund                   $_________      $  122,000    $   50,000

U.S. Value Fund        $_________      $   20,000    $    5,000*

Managed
Bond Fund              $_________      $    4,000    $    1,000

Municipal
Bond Fund              $_________      $  325,000    $  327,000

California Tax-
Free Income Fund       $_________      $   81,000    $   60,000

Money Market
Fund                   $_________      $  482,000    $  414,000


* The total amount of fees paid from April 30, 1997 (initial public offering) to December 31, 1997.


BROKERAGE PRACTICES

Brokers typically charge commissions or mark-ups/mark-downs to effect securities transactions. The Funds may also purchase securities from underwriters, the price of which will include a commission or concession paid by the issuer to the underwriter. The purchase price of securities purchased from dealers serving as market makers will include the spread between the bid and asked prices. Brokerage transactions involving securities of companies domiciled in countries other than the United States will normally be conducted on the principal stock exchange of those countries. In most international markets, commission rates are not negotiable and may be higher than the negotiated commission rates available in the United States. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the United States.


SAM determines the broker/dealers through whom securities transactions for the Funds are executed. SAM may select a broker/dealer who may receive a commission for portfolio transactions exceeding the amount another broker/dealer would have charged for the same transaction if SAM determines that such amount of commission is reasonable in relation to the value of the brokerage and research services performed or provided by the broker/dealer, viewed in terms of either that particular transaction or SAM's overall responsibilities to the client for whose account such portfolio transaction is executed and other accounts advised by SAM. Research services include market information, analysis of specific issues, presentation of special situations and trading opportunities on a timely basis, advice concerning industries, economic factors and trends, portfolio strategy and performance of accounts. Research services come in the form of written reports, telephone conversations between brokerage security analysts and members of SAM's staff, and personal visits by such analysts and brokerage strategists and economists to SAM's office.


Research services are used in advising all accounts, including accounts advised by related persons of SAM, and not all such services are necessarily used by SAM in connection with the specific account that paid commissions to the broker/dealer providing such services. SAM does not acquire research services through the generation of credits with respect to principal transactions or transactions in financial futures.

The overall reasonableness of broker commissions paid is evaluated periodically. Such evaluation includes a review of what competing broker/dealers are willing to charge for similar types of services and what discounts are being granted by brokerage firms. The evaluation also considers the timeliness and accuracy of the research received.


The following table states the total amount of brokerage expenses for the following Funds for the fiscal years ended December 31, 1999, December 31, 1998 and December 31, 1997:


                              Fiscal Year or Period Ended

                        December 31,   December 31,   December 31,

                            1999          1998            1997
Growth Opportunities                   $2,693,078*    $  817,674
Fund

Equity Fund                            $1,204,661     $1,180,261

Dividend Income                  $  344,745     $  341,428
Fund

Northwest                        $   48,671     $   63,531
Fund

Balanced                         $   16,890     $    9,913
Fund

International                    $   16,320     $   16,054
Fund

Small                            $   92,111     $   24,185
Company Fund

U.S. Value Fund                  $   14,106     $   10,224**


* The increase in brokerage amounts was a result of significant acquisition and sales activities which are not typical for the Growth Opportunities Fund on a historical basis.


**The total amount of brokerage expenses for the period from April 30, 1997 (initial public offering) to December 31, 1997.

TAX INFORMATION
---------------

GENERAL


Each Fund is treated as a separate corporation for federal income tax purposes and intends to continue to qualify for treatment as a "regulated investment company" ("RIC") under Subchapter M of the Internal Revenue Code of 1986 ("Code"). To qualify for that treatment, a Fund (1) must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income (consisting generally of taxable net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) plus its net income excludable from gross income under section 103(a) of the Code ("Distribution Requirement"), (2) must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"), and (3) must satisfy certain diversification requirements. Each Fund intends to satisfy all such requirements, including making sufficient distributions to shareholders to relieve it from liability for federal income tax and the federal excise tax described below.


If a Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed at corporate rates on the full amount of its taxable income for that (even if it distributed that income to its shareholders) and (2) the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) and distributions that otherwise would be "exempt-interest dividends," described below, as dividends

(that is ordinary income) to the extent of the Fund's earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.


All or part of the dividends paid by a Fund will qualify as "exempt-interest dividends," and thus will be excludable from its shareholders' gross income for federal income tax purposes, if the Fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a); each Tax-Exempt Bond Fund intends to continue to satisfy this requirement. The aggregate dividends excludable from a Tax-Exempt Bond Fund's shareholders' gross income may not exceed its net tax-exempt income. Shareholders' treatment of dividends from a Tax-Exempt Bond Fund under state and local income tax laws may differ from the treatment thereof under the Code. Investors should consult their tax advisers concerning this matter.

A Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income and capital gain net income for that year, plus certain other amounts.


If shares of a Fund are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of exempt-interest dividends received on those shares and any part of the loss that is not disallowed will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any distribution (other than an exempt-interest dividend) the shareholder will pay full price for the shares and receive some portion of the purchase price back as a taxable dividend or capital gain distribution.


Each Fund is required to withhold 31% of all taxable dividends capital gain distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate also is required from taxable dividends and those distributions payable to such shareholders who otherwise are subject to backup withholding.


No portion of the dividends or other distributions paid by any Fund other than a series of the Common Stock Trust is eligible for the dividends-received deduction allowed to corporations.


SPECIAL TAX CONSIDERATIONS -- INVESTMENT IN DERIVATIVES
(ALL FUNDS)


Purchasing and writing (selling) options involve complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from options derived by a Fund with respect to its business of investing in securities will be treated as qualifying income under the Income Requirement.



When a covered call option written (sold) by a Fund expires, the Fund realizes a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it realizes a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a Fund is exercised, the Fund is treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.


If a Fund has an "appreciated financial position" - generally, an interest (including an interest through an option or short sale or, in the case of the International Fund, a futures or forward contract) with respect to any stock, debt instrument (other than "straight debt"), or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract entered into by a Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially similar or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).


SPECIAL TAX CONSIDERATIONS -- HEDGING


The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses the Funds realize in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures, and forward currency contracts derived by the Funds with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.


Certain futures and foreign currency contracts in which the International Fund may invest may be subject to section 1256 of the Code ("section 1256 contracts"). Any section 1256 contracts held by a Fund at the end of each taxable year, other than contracts with respect to which it has made a "mixed straddle" election, must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement, which will be taxable to its shareholders as ordinary income, and to increase the net capital gain it recognizes, without in either case increasing the cash available to it. The Funds may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of net short term capital gain (taxable as ordinary income) and/or increasing the amount of dividends that a Fund must distribute to meet the Distribution Requirement and avoid imposition of the Excise Tax.


Code section 1092 (dealing with straddles) also may affect the taxation of certain hedging instruments in which the Funds may invest. That section defines a "straddle" as offsetting positions with respect to actively traded personal property; for these purposes, options, futures, and forward currency contracts are personal property. Under that section any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of straddle transactions are not entirely clear.


SPECIAL TAX CONSIDERATIONS -- INVESTMENT IN FOREIGN SECURITIES


The International Fund and any other Fund that invests in foreign securities may be required to pay income, withholding, or other taxes to a foreign government. If so, the taxes will reduce the Fund's distributions. Foreign tax withholding from dividends and interest (if any) is typically set at 10% or 15% if there is a treaty with the foreign government that addresses this issue. If no such treaty exists, the foreign tax withholding generally will be 30%. Amounts withheld for foreign taxes will reduce the amount of dividend distributions to shareholders.


The International Fund intends to make an election that will allow shareholders to claim an offsetting credit or deduction on their tax return for their share of foreign taxes paid by the Fund. Pursuant to this election, which the International Fund may make if more than 50% of the value of its total assets at the close of any taxable year consists of securities of foreign corporations, the Fund would treat foreign income and withholding taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend paid by the Fund that represents income from foreign sources as the shareholder's own income from those sources, and (3) could either deduct the foreign taxes deemed paid by the shareholder in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. If the Fund makes this election, it will report to its shareholders shortly after each taxable year their respective shares of the foreign taxes it paid and its income from sources within foreign countries. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

Gains or losses resulting from exchange rate fluctuations between the time a Fund accrues interest or other receivables, or accrues expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities are treated as ordinary income or loss. Similarly, gains or losses on forward currency contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security also are treated as ordinary gain or loss. These gains, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If a Fund's distributions exceed its taxable income in any year because of currency-related losses or otherwise, all or a portion of its dividends may be treated as a return of capital to its shareholders for tax purposes. To minimize the risk of a return of capital, a Fund may adjust its dividends to take currency fluctuations into account, causing the dividends to vary. Any return of capital will reduce the cost basis of a shareholder's shares, resulting in a higher capital gain or lower capital loss when the shareholder sells the shares.


PFICs. Certain Funds may invest in the stock of PFICs. A PFIC is a foreign corporation -- other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which the Fund is a U.S. shareholder -that, in general, meets either of the following tests: (l) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if a Fund holds stock of a PFIC, it will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.


If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -which the Fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.


Each Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over a Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the Fund for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). A Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.


SPECIAL TAX CONSIDERATIONS -- HIGH-YIELD FUND AND MANAGED BOND FUND

The High-Yield and Managed Bond Funds may acquire zero coupon or other securities issued with original issue discount ("OID"). As a holder of such securities, each Fund must include in its income the portion of the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, the High-Yield Fund must include in its gross income securities it receives as "interest" on payment-in-kind securities. Because each Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

SPECIAL TAX CONSIDERATIONS -- TAX-EXEMPT BOND FUNDS


Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of a Tax-Exempt Bond Fund generally is not deductible. In addition, entities or persons who are "substantial users" (or related persons) of facilities financed by most "private activity" bonds should consult their tax advisors before purchasing shares of any Tax-Exempt Bond Fund. "Substantial user" is generally defined to include a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of most "private activity" bonds.


Each Tax-Exempt Bond Fund may invest in municipal bonds that are purchased with "market discount." For these purposes, market discount is the amount by which a bond's purchase price is exceeded by its stated redemption price at maturity or, in the case of a bond that was issued with OID, the sum of its issue price plus accrued OID ("municipal market discount bonds"). Market discount less than the product of (1) 0.25% of the redemption price at maturity times and (2) the number of complete years to maturity after the taxpayer acquired the bond is disregarded. Market discount generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. Gain on the disposition of such a bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. In lieu of treating the disposition gain as described above. A Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.


In the future, proposals may be introduced before Congress for the purpose of restricting or even eliminating the federal income tax exemption for interest on all or certain types of municipal obligations. If such a proposal were enacted, the availability of municipal obligations for investment by each Tax-Exempt Bond Fund and the value of its portfolio would be affected. In that event, each Tax-Exempt Bond Fund would review its investment objectives and policies.

CALIFORNIA STATE AND LOCAL TAX MATTERS


If the California Tax-Free Income Fund maintains at least 50% of the value of its assets in obligations the interest on which is exempt from California personal income tax, individual shareholders of the Fund who are subject to California personal income tax will not be required to include in their California gross income that portion of their dividends which the Fund clearly and accurately identifies as directly attributable to interest earned on obligations, the interest on which is exempt from California personal income tax. Distributions to such individual shareholders derived from interest on municipal obligations issued by governmental authorities in states other than California, net short-term capital gains and other taxable income will be taxed as dividends for purposes of California personal income taxation. Distributions to individual shareholders who are subject to California personal income tax that derive from interest, dividends, net short-term capital gains and other ordinary income by a Fund that does not maintain at least 50% of the value of its assets in obligations the interest on which is exempt from California personal income tax will be taxed in their entirety as dividends for purposes of California personal income taxation. Each Fund's distributions of net capital gain for federal income tax purposes will be taxed as long-term capital gains to individual shareholders of the Fund for purposes of California personal income taxation. Gain or loss, if any, resulting from an exchange or redemption of shares will be recognized in the year of the exchange or redemption. Present California law taxes both long-term and short-term capital gains at the rates applicable to ordinary income. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of the California Tax-Free Income Fund generally will not be deductible for California personal income tax purposes. California has an alternative minimum tax similar to the federal alternative minimum tax. However, the California alternative minimum tax does not include interest from private activity bonds as an item of tax preference.

Generally corporate shareholders of a Fund subject to the California franchise tax will be required to include any gain on an exchange or redemption of shares and all distributions of exempt-interest, capital gains and other taxable income, if any, as income subject to such tax.

A Fund will not be subject to California franchise or corporate income tax on interest income or net capital gain it distributes to its shareholders.

Shares of a Fund will be exempt from local property taxes in California.


The foregoing is a general, abbreviated summary of certain provisions of the California Revenue and Taxation Code presently in effect as it directly governs the taxation of shareholders of a Fund. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult with their tax advisors for more detailed information concerning California tax matters.


RETIREMENT PLANS
----------------


Shares of any Fund (other than a Tax-Exempt Bond Fund) may be purchased as the underlying investment for an IRA meeting the requirements of sections 408(a), 408A, or 530 of the Code, as well as for qualified retirement plans described in Code section 401 and custodial accounts complying with Code section 403(b)(7).

TRADITIONAL IRAS. Certain investors may obtain tax advantages by establishing an IRA. Specifically, except as noted below, if neither you nor your spouse is an active participant in a qualified employer or government retirement plan, or if either you or your spouse is an active participant in such a plan and your adjusted gross income does not exceed a certain level, each of you may deduct cash contributions made to an IRA in an amount for each taxable year not exceeding the lesser of 100% of your earned income or $2,000. Notwithstanding the foregoing, a married investor who is not an active participant in such a plan and files a joint income tax return with his or her spouse (and their combined adjusted gross income does not exceed $150,000) is not affected by the spouse's active participant status. In addition, if your spouse is not employed and you file a joint return, you may establish a separate IRA for your spouse and contribute up to a total of $4,000 to the two IRAs, provided that neither contribution exceeds $2,000. If your employer's plan qualifies as a SIMPLE (see below), permits voluntary contributions, and meets certain requirements, you may make voluntary contributions to that plan that are treated as deductible IRA contributions.


Even if you are not in one of the categories described in the preceding paragraph, you may find it advantageous to invest in Fund shares through nondeductible IRA contributions, up to certain limits, because all dividends and other distributions on your shares are then not immediately taxable to you or the IRA; they become taxable only when distributed to you. To avoid penalties, your interest in an IRA must be distributed, or start to be distributed, to you not later than the end of the taxable year in which you attain age 70 1/2. Distributions made before age 59 1/2, in addition to being taxable, generally are subject to a penalty equal to 10% of the distribution, except in the case of death or disability or where the distribution is rolled over into another qualified plan or certain other situations.


ROTH IRAS. A shareholder whose adjusted gross income (or combined adjusted gross income with his or her spouse) does not exceed certain levels may establish and contribute up to $2,000 per tax year to a Roth IRA. In addition, for a shareholder whose adjusted gross income does not exceed $100,000 (or is not married filing a separate return), certain distributions from traditional IRAs may be rolled over to a Roth IRA and any of the shareholder's traditional IRAs may be converted to a Roth IRA; these rollover distributions and conversions are, however, subject to federal income tax.


Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in a Roth IRA, and withdrawals of earnings are not subject to federal income tax if the account has been held for at least five years (or in the case of earnings attributable to rollover contributions from or conversions of a traditional IRA, the rollover or conversion occurred more than five years before the withdrawal) and the account holder has reached age 59 1/2 (or certain other conditions apply).


EDUCATION IRAS. Although not technically for retirement savings, an Education IRA provides a vehicle for saving for a child's higher education. An Education IRA may be established for the benefit of any minor, and any person whose adjusted gross income does not exceed certain levels may contribute to an Education IRA, provided that no more than $500 may be contributed for any year to Education IRAs for the same beneficiary. Contributions are not deductible and may not be made after the beneficiary reaches age 18; however, earnings accumulate tax-free, and withdrawals are not subject to tax if used to pay the qualified higher education expenses of the beneficiary (or a member of his or her family).

SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES - SIMPLE. An employer with no more than 100 employees that does not maintain another retirement plan instead may establish a SIMPLE either as separate IRAs or as part of a Code section 401 (k) plan. A SIMPLE, which is not subject to the complicated nondiscrimination rules that generally apply to qualified retirement plans, will allow certain employees to make elective contributions of up to $6,000 per year and will require the employer to make either matching contributions up to 3% of each such employee's salary or a 2% nonelective contribution.


SEP-IRAS. Simplified employee pension plans ("SEPs" or "SEP-IRAs") provide self-employed individuals (and any eligible employees) with benefits similar to Keogh plans (i.e., self employed individual retirement plans) or Code section 401(k) plans, but with fewer administrative requirements and therefore potentially lower annual administration expenses.


PROFIT-SHARING (INCLUDING SECTION 401(k)) AND MONEY PURCHASE PENSION PLANS. Corporations and other employers can sponsor these qualified defined contribution plans for their employees. A section 401 (k) plan, a type of profit-sharing plan, additionally permits the eligible participating employees to make pre-tax salary reduction contributions to the plan (up to certain limits).


CODE SECTION 403(b)(7) CUSTODIAL ACCOUNTS. Employees of public schools and most other tax-exempt organizations can make pre-tax salary reduction contributions to these accounts.

WITHHOLDING. Withholding at the rate of 20% is required for federal income tax purposes on certain distributions (excluding, for example, certain periodic payments) from the foregoing retirement plans (except IRAs and SEPs), unless the recipient transfers the distribution directly to an "eligible retirement plan" (including IRAs and other qualified plans) that accepts those distributions. Other distributions generally are subject to regular wage withholding or withholding at the rate of 10% (depending on the type and amount of the distribution), unless the recipient elects not to have any withholding apply. Investors should consult their plan administrator or tax adviser for further information.


FINANCIAL STATEMENTS
--------------------


The following financial statements of each Trust and the report thereon of ______________, independent auditors, are incorporated herein by reference to each respective Trust's Annual Report for the year ended December 31, 1999.


     Portfolio of Investments as of December 31, 1999
     Statement of Assets and Liabilities as of December 31, 1999
     Statement of Operations for the Year Ended December 31, 1999
     Statement of Changes in Net Assets for the Year Ended December 31, 1999 and December 31, 1998
     Notes to Financial Statements

Copies of each Trust's Class A and Class B Shares Annual Report accompany this SAI. Additional copies may be obtained by calling SAFECO Services at l-800-528-6501 nationwide or by writing to the address on the first page of this SAI.


DESCRIPTION OF RATINGS
----------------------


Ratings by Moody's, S&P and Fitch represent opinions of those organizations as to the investment quality of the rated obligations. Investors should realize these ratings do not constitute a guarantee that the principal and interest payable under these obligations will be paid when due.


COMMERCIAL PAPER AND PREFERRED STOCK RATINGS


COMMERCIAL PAPER RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations with an original maturity not exceeding one year.

Prime-1 -- Issuers (or supporting institutions) rated Prime-1 ("P-1") have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

           .  Leading market positions in well-established industries.
           .  High rates of return on funds employed.
           . Conservative capitalization structure with moderate reliance on debt and ample asset protection.
           . Broad margins in earnings coverage of fixed financial charges and high internal cash generation .
           . Well-established access to a range of financial markets and assured sources of alternate liquidity.


Prime-2 -- Issuers (or supporting institutions) rated Prime-2 ("P-2") have a strong ability for repayment of senior short-term obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P


An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

PREFERRED STOCK RATINGS

Generally, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends. A preferred stock rating differs from a bond rating since it is assigned to an equity issue which is different from, and subordinate to, a debt issue.

MOODY'S

aaa -- An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa -- An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

a -- An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa -- An issue which is rated "baa" is considered to be an upper-medium grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba -- An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b -- An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa -- An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca -- An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c -- This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P

AAA -- This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA -- A preferred stock issue rated "AA" also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

A -- An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

BB, B, CCC -- Preferred stock rated "BB," "B" and "CCC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC -- The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

C -- A preferred stock rated "C" is a nonpaying issue.

D -- A preferred stock rated "D" is a nonpaying issue with the issuer in default on debt instruments.

N.R. -- This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

PLUS (+) OR MINUS (-) To provide more detailed indications of preferred stock quality, ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

BOND RATINGS

MOODY'S

Investment Grade:

Aaa -- Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A -- Bonds which are rated "A" possess many favorable investment attributes and are to be considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated "Baa" are considered medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Below Investment Grade:

Ba -- Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds of this class.

B -- Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated "C" are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P

Investment Grade:

AAA -- Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A -- Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB -- Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Below Investment Grade:

BB, B, CCC, CC, C -- Debt rated "BB," "B," "CCC," "CC," and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

C1 -- The rating "C1" is reserved for income bonds on which no interest is being paid.

D -- Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

PLUS (+) OR MINUS (-): The ratings may be modified from "AA" to "CCC" by the addition of a plus or minus sign to show relative standing within the major rating categories.

FITCH

Investment Grade:

AAA - AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments.

AA - AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments.

A - A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, however, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB - BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Below Investment Grade:

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded as having speculative characteristics and a possibility of credit risk, ranging from a possibility of credit risk at BB, to a significant credit risk at B, to a high default risk at CCC, CC and C.

MUNICIPAL NOTES AND OTHER SHORT-TERM OBLIGATION RATINGS

MOODY'S

Moody's rates municipal notes and other short-term obligations using Moody's Investment Grade ("MIG").

MIG-1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2-- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG-3-- This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

S&P

Ratings for municipal notes and other short-term obligations are designated by S&P's note rating. S&P's note rating reflects the liquidity concerns and market-access risk unique to notes. Notes due in three years or less will likely receive a note rating.

SP-1 -- Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

FITCH

F1 - Indicates the best capacity for timely payment of financial commitments.

F2 - A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 - The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B - Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

                           SAFECO TAXABLE BOND TRUST
                                    PART C
                               OTHER INFORMATION


Item 23. Exhibits
-------  --------

Exhibit
Number    Description of Document                               Page
-------   ---------------------------------------------------   ----
 (1)      Certificate of Trust                                  *
          Amended and Restated Trust Instrument                 (filed herewith)

 (2)      Bylaws                                                (filed herewith)

 (3)      Instrument Defining Rights of Security Holders        +

 (4)      Form of Amended and Restated                          +++
               Investment Advisory Contract

 (5)      Form of Distribution Agreement                        (filed herewith)
          Form of Selling Dealer Agreement                      (filed herewith)

 (6)      Inapplicable

 (7)      Custody Agreement with State Street                   **
               Bank and Trust Company                           ***
          Amendment to Custody Agreement

 (8)      Form of Transfer Agent Agreement                      (filed herewith)
          Form of Administration and Fund Accounting            +++
               Agreement

 (9)      Opinion of Counsel                                    ++


 (10)     Consent of Independent Auditors                       to be filed

 (11)     Inapplicable

 (12)     Subscription Agreement                                *

 (13)     Rule 12b-1 Plan (Advisor Class A)                     (filed herewith)
          Rule 12b-1 Plan (Advisor Class B)                     (filed herewith)
          Rule 12b-1 Plan (Advisor Class C)                     (filed herewith)

 (14)     Financial Data Schedules                              not applicable

 (15)     Rule 18f-3 Plan                                       (filed herewith)

 (16)     Code of Ethics                                        (filed herewith)



+    Incorporating by reference the relevant disclosure from Exhibits (1) and
     (2).


++ Filed as an exhibit to Post-Effective Amendment No. 17 filed with the SEC on or about April 28, 1998.

+++ Filed as an exhibit to Post Effective Amendment No. 19 filed with the SEC on April 30, 1999.

* Filed as an exhibit to Post-Effective Amendment No. 10 filed with the SEC on or about January 31, 1996.


** Filed as an exhibit to Post-Effective Amendment No. 15 filed with the SEC on or about February 26, 1998.


*** Filed as an exhibit to Post-Effective Amendment No. 16 filed with the SEC on or about April 30, 1997.


Item 24.  Persons Controlled By Or Under Common Control With The Fund
--------  -----------------------------------------------------------


SAFECO Corporation, a Washington corporation, owns 100% of SAFECO Asset Management Company (SAM), SAFECO Services Corporation (SAFECO Services) and SAFECO Securities,

Inc. (SAFECO Securities), each a Washington corporation. SAM is the investment advisor, SAFECO Services is the transfer agent and SAFECO Securities is the principal underwriter for each of the SAFECO Mutual Funds. The SAFECO Mutual Funds consist of six Delaware business trusts: SAFECO Common Stock Trust, SAFECO Taxable Bond Trust, SAFECO Tax-Exempt Bond Trust, SAFECO Money Market Trust, SAFECO Managed Bond Trust (formerly SAFECO Institutional Series Trust) and SAFECO Resource Series Trust. The SAFECO Common Stock Trust consists of eight mutual funds: SAFECO Growth Opportunities Fund (formerly SAFECO Growth Fund), SAFECO Equity Fund, SAFECO Dividend Income Fund (formerly SAFECO Income Fund), SAFECO Northwest Fund, SAFECO International Stock Fund, SAFECO Balanced Fund, SAFECO Small Company Value Fund (formerly SAFECO Small Company Stock Fund) and SAFECO U.S. Value Fund. The SAFECO Taxable Bond Trust consists of three mutual funds: SAFECO Intermediate-Term U.S. Treasury Fund, SAFECO GNMA Fund and SAFECO High-Yield Bond Fund. The SAFECO Tax-Exempt Bond Trust consists of four mutual funds: SAFECO Intermediate-Term Municipal Bond Fund, SAFECO Insured Municipal Bond Fund, SAFECO Municipal Bond Fund, and SAFECO California Tax-Free Income Fund. The SAFECO Money Market Trust consists of two mutual funds: SAFECO Money Market Fund and SAFECO Tax-Free Money Market Fund. The SAFECO Managed Bond Trust consists of one mutual fund: Managed Bond Fund (formerly Fixed Income Portfolio). The SAFECO Resource Series Trust consists of six mutual funds:
Equity Portfolio, Growth Opportunities Portfolio (formerly SAFECO Growth Portfolio), Northwest Portfolio, Small Company Value Portfolio (formerly Small Company Stock Portfolio), Bond Portfolio and Money Market Portfolio.


SAFECO Corporation, a Washington Corporation, owns 100% of the following Washington corporations: SAFECO Insurance Company of America, General Insurance Company of America, First National Insurance Company of America, SAFECO Life Insurance Company, SAFECO Assigned Benefits Service Company, SAFECO Administrative Services, Inc., SAFECO Properties Inc., SAFECO Credit Company, Inc., SAFECO Asset Management Company, SAFECO Securities, Inc., SAFECO Services Corporation, SAFECO Trust Company and General America Corporation. SAFECO Corporation owns 100% of SAFECO National Insurance Company, a Missouri corporation, SAFECO Insurance Company of Illinois, an Illinois corporation, SAFECO U.K. Limited, a corporation organized under the laws of the United Kingdom, and American States Insurance Company, American States Preferred Insurance Company, American Economy Insurance Company, each an Indiana corporation. General Insurance Company of America owns 100% of SAFECO Insurance Company of Pennsylvania, a Pennsylvania corporation. SAFECO Insurance Company of America owns 100% of SAFECO Surplus Lines Insurance Company, a Washington corporation, and SAFECO Management Corporation, a New York corporation. SAFECO Life Insurance Company owns 100% of SAFECO National Life Insurance Company, a Washington corporation, First SAFECO National Life Insurance Company of New York, a New York corporation, American States Life Insurance Company, an Indiana corporation, and D.W. Van Dyke & Co., Inc., a Delaware corporation. SAFECO Life Insurance Company owns 15% of Medical Risk Managers, Inc., a Delaware corporation. SAFECO Insurance Company of Illinois owns 100% of Insurance Company of Illinois, an Illinois corporation. American Economy Insurance Company owns 100% of American States Insurance Company of Texas, a Texas corporation. SAFECO Administrative Services, Inc. owns 100% of Employee Benefit Claims of Wisconsin, Inc. and Wisconsin Pension and Group Services, Inc., each a Wisconsin corporation. General America Corporation owns 100% of SAFECO Investment Services, Inc., F.B. Beattie & Co., Inc. and Talbot Financial

Corporation, each a Washington corporation, General America Corp. of Texas, a Texas corporation, SAFECO Select Insurance Services, Inc., a California corporation, and R.F. Bailey Holdings Limited, a U.K. corporation. F.B. Beattie & Co., Inc. owns 100% of F.B. Beattie Insurance Services, Inc., a California corporation. General America Corp. of Texas is Attorney-in-fact for SAFECO Lloyds Insurance Company and American States Lloyds Insurance Company, both Texas corporations. R.F. Bailey Holdings Limited owns 100% of R.F. Bailey (Underwriting Agencies) Limited, a U.K. corporation. Talbot Financial Corporation owns 100% of Talbot Agency, Inc., a New Mexico corporation. SAFECO Properties Inc. owns 100% of the following Washington corporations: SAFECARE Company, Inc. and Winmar Company, Inc. SAFECARE Company, Inc. owns 100% of the following, each a Washington corporation: S.C. Bellevue, Inc., and S.C. Marysville, Inc. Winmar Company, Inc. owns 100% of the following: Winmar Metro, Inc., Winmar Redmond, Inc. and Winmar of Kitsap, Inc., each a Washington corporation, and Capitol Court Corp., a Wisconsin corporation, SCIT, Inc., a Massachusetts corporation, Winmar Oregon, Inc., an Oregon corporation, Winmar of Texas, Inc., a Texas corporation, and Winmar of the Desert, Inc., a California corporation. Winmar Oregon, Inc. owns 100% of the following, each an Oregon corporation: North Coast Management, Inc., Pacific Surfside Corp., Winmar of Jantzen Beach, Inc. and W-P Development, Inc.



All subsidiaries are included in consolidated financial statements. In addition, SAFECO Life Insurance Company files a separate financial statement, in connection with its issuance of registered products.


Item 25. Indemnification
-------  ---------------


Under the Trust Instrument of the Registrant, the Registrant's trustees, officers, employees and agents are indemnified against certain liabilities, subject to specified conditions and limitations. Under the indemnification provisions in the Registrant's Trust Instrument and subject to the limitations described in the paragraph below, every person who is, or has been, a trustee, officer, employee or agent of the Registrant shall be indemnified by the Registrant or the appropriate Series of the Registrant to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being, or having been, a trustee, officer, employee or agent and against amounts paid or incurred by him or her in the settlement thereof. As used in this paragraph, "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

No indemnification will be provided to a trustee, officer, employee or agent:
(i) who shall have been adjudicated by a court or body before which the proceeding was brought (a) to be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Registrant; or (ii) in the event of settlement, unless there has been a determination that such trustee, officer, employee or agent did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office; (a) by the court or other body approving the settlement, (b) by the vote of at least a majority of a quorum of those trustees who are neither interested persons, as that term is defined by the Investment Company Act of 1940, of the Registrant nor are the parties to the proceeding based upon a review of readily available facts (as opposed to a full trial type inquiry); or (c) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial type inquiry).

To the maximum extent permitted by applicable law, expenses incurred in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described above may be paid by the Registrant or applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such trustee, officer, employee or agent that such amount will be paid over by him or her to the Registrant or the applicable Series if it is ultimately determined that he or she is not entitled to indemnification under the Trust Instrument; provided, however, that either (i) such trustee, officer, employee or agent shall have provided appropriate security for such undertaking, (ii) the Registrant is insured against such losses arising out of such advance payments or (iii) either a majority of the trustees who are neither interested persons, as that term is defined by the Investment Company Act of 1940, of the Registrant nor parties to the proceeding, or independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that such trustee, officer, employee or agent, will not be disqualified from indemnification under Registrant's Trust Instrument.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, employees and agents of the Registrant pursuant to such provisions of the Trust Instrument or statutes or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in said Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, employee or agent of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such a trustee, officer, employee or agent in connection with the shares of any series of the Registrant, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in said Act and will be governed by the final adjudication of such issue.

Under an agreement with its administrator and accounting agent ("Administration and Fund Accounting Agreement"), the agent agrees to indemnify and hold harmless the Registrant and its officers, trustees and employees, from all taxes, charges, expenses, assessments, claims and liabilities, including, without limitation, liabilities arising under the 1940 Act, the 1933 Act, as amended, the 1934 Act, as amended, the Commodities Act and any state or foreign securities, Blue Sky laws, and expenses, including, without limitation, reasonable attorneys' fees and disbursements, arising directly or indirectly from any action or omission of agent that does not meet the standard of care under the agreement.

Under an agreement with its investment advisor ("Amended and Restated Investment Advisory Agreement"), Registrant agrees to pay such non-recurring expenses as may arise, including the costs of actions, suits, or proceedings to which the Registrant or any Series is a party and the expenses the Registrant or any Series may incur as a result of its legal obligation to provide indemnification to its trustees, officers, and agents.

Under an agreement with its distributor ("Distribution Agreement"), Registrant has agreed to indemnify, defend and hold the distributor, the distributor's several directors, officers and employees, and any person who controls the distributor within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the distributor, its directors, officers or employees, or any such controlling person may incur, under the 1933 Act or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement or arising out of or based upon any alleged omission to state a material fact required to be stated or necessary to make the Registration Statement not misleading.

In no event shall anything contained in the Distribution Agreement be construed so as to protect the distributor against any liability to the Registrant or its shareholders to which the distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Distribution Agreement, and further provided that the Registrant shall not indemnify the distributor for conduct set forth in this paragraph.

Under an agreement with its transfer agent ("Transfer Agent Agreement"), Registrant has agreed to indemnify and hold the transfer agent harmless against any losses, claims, damages, liabilities or expenses (including reasonable attorneys' fees and expenses) resulting from: (1) any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder, which names the transfer agent and/or the Registrant as a party, and is not based on and does not result from the transfer agent's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with the transfer agent's performance under the Transfer Agent Agreement; or (2) any claim, demand, action or suit (except to the extent contributed to by the transfer agent's willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from the transfer agent acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of the transfer agent acting in reliance upon advice reasonably believed by the transfer agent to have been given by counsel for the Registrant, or as a result of the transfer agent acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.


Item 26. Business and Other Connections of Investment Advisor
-------  ----------------------------------------------------

The investment advisor to Registrant, SAM, serves as an advisor to: (a) twenty-four series (portfolios) of six registered investment companies, including six series of an investment company that serve as an investment vehicle for variable insurance products and (b) a number of pension funds not affiliated with SAFECO Corporation or its affiliates. The directors and officers of SAM serve in similar capacities with SAFECO Corporation or its affiliates. The information set forth under "Investment Advisory and Other Services" in the Registrant's Statement of Additional Information is incorporated by reference.


Item 27. Principal Underwriter
-------  ---------------------


(a) SAFECO Securities, Inc., the principal underwriter for Registrant, also acts as the principal underwriter for each class of each series of the SAFECO Common Stock Trust, SAFECO Tax-Exempt Bond Trust, SAFECO Money Market Trust, SAFECO Managed Bond Trust and SAFECO Resource Series Trust. In addition, SAFECO Securities, Inc. is the principal underwriter for the sale of variable annuity contracts (SAFECO Resource Variable Account B and SAFECO Separate Account C) and variable universal life insurance policies (SAFECO Separate Account SL) issued by SAFECO Life Insurance Company, and variable annuity contracts (SAFECO Separate Account S) issued by First SAFECO National Life Insurance Company of New York.

(b) The information set forth under "Investment Advisory and Other Services" in the Statement of Additional Information is incorporated by reference.


Item 28. Location of Accounts and Records
-------  --------------------------------


State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02170, maintains physical possession of the accounts, books and documents of the Registrant relating to its activities as custodian of the Registrant. SAFECO Asset Management Company, Two Union Square, Seattle, Washington 98101, maintains physical possession of all other accounts, books or documents of the Registrant required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder.


Item 29. Management Services
-------  -------------------


Inapplicable.


Item 30. Undertakings
-------  ------------


Inapplicable.

                                  SIGNATURES



Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Seattle, and State of Washington on the 29th day of February, 2000.


                                    SAFECO TAXABLE BOND TRUST


                                    By:  /s/ David F. Hill
                                         -----------------
                                         David F. Hill, President


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

-------------------------------------------------------------------------------------------------
                Name                                   Title                         Date
-------------------------------------------------------------------------------------------------

/s/ David F. Hill                      President and Trustee                  February 29, 2000
-----------------                      Principal Executive Officer
David F. Hill

-------------------------------------------------------------------------------------------------

RONALD L. SPAULDING*                   Vice President and Treasurer           February 29, 2000
--------------------
Ronald L. Spaulding

-------------------------------------------------------------------------------------------------

/s/ Neal A. Fuller                     Vice President, Controller and         February 29, 2000
------------------                     Assistant Secretary
Neal A. Fuller

-------------------------------------------------------------------------------------------------

/s/ Boh A. Dickey
-----------------                      Chairman and Trustee                   February 29, 2000
Boh A. Dickey

-------------------------------------------------------------------------------------------------

BARBARA J. DINGFIELD*                  Trustee
---------------------                                                         February 29, 2000
Barbara J. Dingfield

-------------------------------------------------------------------------------------------------

RICHARD W. HUBBARD*                    Trustee
-------------------                                                           February 29, 2000
Richard W. Hubbard

-------------------------------------------------------------------------------------------------

RICHARD E. LUNDGREN*                   Trustee
--------------------                                                          February 29, 2000
Richard E. Lundgren

-------------------------------------------------------------------------------------------------

LARRY L. PINNT*                        Trustee
---------------                                                               February 29, 2000
Larry L. Pinnt

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

JOHN W. SCHNEIDER*                     Trustee
------------------                                                            February 29, 2000
John W. Schneider

-------------------------------------------------------------------------------------------------



                                        *By: /s/ David F. Hill
                                             -------------------------------
                                             David F. Hill, Attorney-in-Fact